SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. ___                                           [  ]

Post-Effective Amendment No.    47     (File No. 2-57328)                 [X]
                             --------

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF
1940                                                                      [  ]

Amendment No.    37    (File No. 811-2686)                                [X]
              --------

AXP TAX-EXEMPT SERIES, INC.
200 AXP Financial Center
Minneapolis, Minnesota  55474

Leslie L. Ogg - 901 Marquette Ave., Suite 2810,
Minneapolis, MN 55474
(612) 330-9283

Approximate Date of Proposed Public Offering:

It  is proposed that this filing will become effective (check appropriate box)
     [ ]  immediately  upon filing  pursuant to paragraph (b)
     [X] on June 26, 2000, pursuant to  paragraph  (b)
     [ ] 60 days after  filing  pursuant to paragraph (a)(1)
     [ ] on (date)  pursuant to paragraph  (a)(1)
     [ ] 75 days after filing pursuant to paragraph  (a)(2)
     [ ] on (date) pursuant to paragraph  (a)(2) of rule 485

If appropriate, check the following box:
    [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                                   AXP(SM)
                                              Intermediate
                                           Tax-Exempt Fund
                                  JAN. 28, 2000 PROSPECTUS
                               REVISED AS OF JUNE 26, 2000

AMERICAN
  EXPRESS -Registered Trademark-
FUNDS

AXP INTERMEDIATE TAX-EXEMPT FUND SEEKS TO
PROVIDE SHAREHOLDERS WITH A HIGH LEVEL OF       [GRAPHIC]
CURRENT INCOME EXEMPT FROM FEDERAL TAXES.

Please note that this Fund:

- is not a bank deposit
- is not federally insured
- is not endorsed by any bank or government agency
- is not guaranteed to achieve its goal

Like all mutual funds, the Securities and Exchange
Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.
Any representation to the contrary is a criminal offense.

                                                    [LOGO]

Table of Contents

TAKE A CLOSER LOOK AT:

THE FUND...............................   3p
Goal...................................   3p
Investment Strategy....................   3p
Risks..................................   5p
Past Performance.......................   6p
Fees and Expenses......................   8p
Management.............................   9p
BUYING AND SELLING SHARES..............  10p
Valuing Fund Shares....................  10p
Investment Options.....................  10p
Purchasing Shares......................  12p
Transactions through Third Parties.....  15p
Sales Charges..........................  15p
Exchanging/Selling Shares..............  19p
DISTRIBUTIONS AND TAXES................  24p
OTHER INFORMATION......................  26p
FINANCIAL HIGHLIGHTS...................  27p
APPENDIX...............................  29p

FUND INFORMATION KEY

[GRAPHIC] GOAL AND INVESTMENT STRATEGY
          The Fund's particular investment goal and the strategies it intends to use in pursuing its goal.

[GRAPHIC] RISKS
          The major risk factors associated with the Fund.

[GRAPHIC] FEES AND EXPENSES
          The overall costs incurred by an investor in the Fund, including sales charges and annual expenses.

[GRAPHIC] MANAGEMENT
          The individual or group designated by the investment manager to handle the Fund's day-to-day management.

[GRAPHIC] FINANCIAL HIGHLIGHTS
          Tables showing the Fund's financial performance.


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2p  AXP INTERMEDIATE TAX-EXEMPT FUND

The Fund

[GRAPHIC] GOAL

AXP Intermediate Tax-Exempt Fund (the Fund) seeks to provide shareholders with a high level of current income exempt from federal taxes. Because any investment involves risk, achieving this goal cannot be guaranteed.

INVESTMENT STRATEGY

The Fund's assets primarily are invested in bonds and other debt obligations. Under normal market conditions, the Fund will invest at least 80% of its net assets in bonds and in other debt obligations issued by or on behalf of state or local governmental units whose interest is exempt from federal income tax. These investments will be (1) rated in the top four grades by Moody's Investors Service, Inc., Standard & Poor's Corporation, Fitch Investors Services, Inc., (2) be of comparable rating given by other independent rating agencies, or (3) they will be unrated bonds and other debt obligations that are believed to be of investment grade quality. The Fund may invest up to 20% of its net assets in bonds that are unrated, considered lower quality (junk bonds), or whose interest is subject to the alternative minimum tax.

The selection of short to intermediate term municipal obligations that are tax-exempt is the primary decision in building the investment portfolio.

In pursuit of the Fund's goal, American Express Financial Corporation (AEFC), the Fund's investment manager, chooses investments by:

- Considering opportunities and risks in municipal obligations given current and expected interest rates.

- Identifying municipal obligations that:

  -- are high or medium quality,
  -- have similar qualities, in AEFC's opinion, even though they are not rated or have been given a lower rating by a rating agency, -- have short- or intermediate-term maturities, -- have characteristics better than that of comparable investments.

- Identifying investments that contribute to portfolio diversification. AEFC will weight certain sectors more heavily based on AEFC's expectations for growth and expected market trends.

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                                                PROSPECTUS -- JUNE 26, 2000  3p

In evaluating whether to sell a security, AEFC considers, among other factors, whether:

   -- the security is overvalued relative to alternative investments, -- the issuer's credit rating declines or AEFC expects a decline (the Fund may continue to own securities that are down-graded until AEFC believes it is advantageous to sell),
   -- political, economic, or other events could affect the issuer's performance,
   -- AEFC expects the issuer to call the security, -- AEFC identifies a more attractive opportunity, and -- the issuer or the security continues to meet the other standards described above.

Although not a primary investment strategy, the Fund also may invest in derivatives (such as futures, options and forward contracts) and other instruments, such as money market securities and other short-term tax-exempt securities.

During weak or declining markets, the Fund may invest more of its assets in money market securities or certain taxable investments. Although the Fund primarily will invest in these securities to avoid losses, this type of investing also could prevent the Fund from achieving its investment objectives. During these times, AEFC may make frequent securities trades that could result in increased fees, expenses, and taxes. The Fund is not managed with respect to tax efficiency.

For more information on strategies and holdings, see the Fund's Statement of Additional Information (SAI) and the annual/semiannual reports.


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4p  AXP INTERMEDIATE TAX-EXEMPT FUND

[GRAPHIC] RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

   MARKET RISK
   INTEREST RATE RISK
   CREDIT RISK

MARKET RISK

The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

INTEREST RATE RISK

The risk of losses attributable to changes in interest rates. This term is generally associated with bond prices (when interest rates rise bond prices fall). In general, the longer the maturity of a bond, the higher its yield and the greater its sensitivity to changes in interest rates.

CREDIT RISK

The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation (such as payments due on a bond or a note). The price of junk bonds may react more to the ability of the issuing company to pay interest and principal when due than to changes in interest rates. Junk bonds have greater price fluctuations and are more likely to experience a default than investment grade bonds.

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                                                PROSPECTUS -- JUNE 26, 2000  5p

PAST PERFORMANCE

The following bar chart and table indicate the risks and variability of investing in the Fund by showing:

- how the Fund's performance has varied for each full calendar year that the Fund has existed, and
- how the Fund's average annual total returns compare to recognized indexes.

How the Fund has performed in the past does not indicate how the Fund will perform in the future.

[GRAPH]

CLASS A PERFORMANCE (BASED ON CALENDAR YEARS)
 1990
 1991
 1992
 1993
 1994
 1995
 1996
 1997        +5.01%
 1998        +4.61%
 1999        +0.99%

During the period shown in the bar chart, the highest return for a calendar quarter was +1.99% (quarter ending June 1997) and the lowest return for a calendar quarter was -0.40% (quarter ending June 1999).

The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in sales charges and fees.

The Fund's year to date return as of March 31, 2000 was +0.88%.


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6p  AXP INTERMEDIATE TAX-EXEMPT FUND

AVERAGE ANNUAL TOTAL RETURNS (AS OF DEC. 31, 1999)
                                                         1 YEAR    SINCE INCEPTION
Intermediate Tax-Exempt:
   Class A                                               -3.80%     +2.13%(a)
   Class B                                               -3.64%     +2.04%(a)
   Class Y                                               +1.18%     +3.85%(a)
Lehman Brothers Municipal 1-3 Year Bond Index            +1.96%     +4.10%(b)
Lipper Short/Intermediate Municipal Debt Index           +0.71%     +3.50%(b)

(a) Inception date was Nov. 13, 1996.
(b) Measurement period started Dec. 1, 1996.

This table shows total returns from hypothetical investments in Class A, Class B and Class Y shares of the Fund. These returns are compared to the indexes shown for the same periods. The performance of Classes A, B and Y vary because of differences in sales charges and fees. Class C is new as of the date of this prospectus and therefore performance information is not available.

FOR PURPOSES OF THIS CALCULATION WE ASSUMED:

- the maximum sales charge for Class A shares,
- sales at the end of the period and deduction of the applicable contingent deferred sales charge (CDSC) for Class B shares,
- no sales charge for Class Y shares, and
- no adjustments for taxes paid by an investor on the reinvested income and capital gains.

Lehman Brothers Municipal 1-3 Year Bond Index, an unmanaged index is made up of a representative list of general obligation, revenue and pre-refunded bonds that have an approximate maturity of 3 years. The index is frequently used as a general performance measure of tax-exempt bonds with shorter maturities. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the securities used to create the index may not be representative of the bonds held by the Fund.

The Lipper Short/Intermediate Municipal Debt Index, an unmanaged index published by Lipper Inc., includes 10 funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

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                                                PROSPECTUS -- JUNE 26, 2000  7p

[GRAPHIC] FEES AND EXPENSES

Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                                                 CLASS A     CLASS B     CLASS C     CLASS Y
Maximum sales charge (load) imposed on purchases(a)
 (as a percentage of offering price)                              4.75%(b)    none        none        none
-------------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) imposed on
 sales (as a percentage of offering price at time of purchase)    none           5%          1%(c)    none
-------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES(d) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS:                     CLASS A     CLASS B     CLASS C     CLASS Y
Management fees                                                   0.45%       0.45%       0.45%        0.45%
Distribution (12b-1) fees                                         0.25%       1.00%       1.00%        0.00%
Other expensese                                                   0.36%       0.37%       0.37%        0.49%
Total                                                             1.06%       1.82%       1.82%        0.94%

(a) This charge may be reduced depending on the value of your total investments in American Express mutual funds. See "Sales Charges."
(b) For Class A purchases over $500,000 on which the sales charge is waived, a 1% sales charge applies if you sell your shares less than one year after purchase.
(c) For Class C purchases, a 1% sales charge applies if you sell your shares less than one year after purchase.
(d) Expense for Class A, Class B and Class Y are based on actual expenses for the last fiscal year, restated to reflect current fees. Expenses for Class C are based on estimated amounts for the current fiscal year
(e) Other expenses include an administrative services fee, a shareholder services fee for Class Y, a transfer agency fee and other nonadvisory expenses.


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8p  AXP INTERMEDIATE TAX-EXEMPT FUND

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

Assume you invest $10,000 and the Fund earns a 5% annual return. The operating expenses remain the same each year. If you hold your shares until the end of the years shown, your costs would be:

                1 YEAR      3 YEARS    5 YEARS     10 YEARS
Class A(a)      $578        $796       $1,033      $1,712
Class B(b)      $585        $873       $1,086      $1,942(d)
Class B(c)      $185        $573       $  986      $1,942(d)
Class C         $185        $573       $  986      $2,142
Class Y         $ 96        $300       $  521      $1,159

(a) Includes a 4.75% sales charge.
(b) Assumes you sold your Class B shares at the end of the period and incurred the applicable CDSC.
(c) Assumes you did not sell your Class B shares at the end of the period.
(d) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

THIS EXAMPLE DOES NOT REPRESENT ACTUAL EXPENSES, PAST OR FUTURE. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

[GRAPHIC] MANAGEMENT

Terry Fettig, senior portfolio manager, joined AEFC in 1986. He has managed this Fund since November 1996. He also serves as portfolio manager of AXP Cash Management Fund, AXP Tax-Free Money Fund, AXP Variable Portfolio - Cash Management Fund and IDS Life Series Fund, Money Market Portfolio.

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                                                PROSPECTUS -- JUNE 26, 2000  9p

Buying and Selling Shares

VALUING FUND SHARES

The public offering price for Class A is the net asset value (NAV) adjusted for the sales charge. For Class B, Class C and Class Y, it is the NAV.

The NAV is the value of a single Fund share. The NAV usually changes daily, and is calculated at the close of business of the New York Stock Exchange, normally 3 p.m. Central Time (CT), each business day (any day the New York Stock Exchange is open).

Fund shares may be purchased through various third-party organizations, including 401(k) plans, banks, brokers and investment advisers. Where authorized by the Fund, orders will be priced at the NAV next computed after receipt by the organization or their selected agent.

The Fund's investments are valued based on market quotations, or where market quotations are not readily available, based on methods selected in good faith by the board. If the Fund's investment policies permit it to invest in securities that are listed on foreign stock exchanges that trade on weekends or other days when the Fund does not price its shares, the value of the Fund's underlying investments may change on days when you could not buy or sell shares of the Fund. Please see the SAI for further information.

INVESTMENT OPTIONS

1. CLASS A shares are sold to the public with a sales charge at the time of purchase and an annual distribution (12b-1) fee of 0.25%.

2. CLASS B shares are sold to the public with a contingent deferred sales charge (CDSC) and an annual distribution fee of 1.00%.

3. CLASS C shares are sold to the public without a sales charge at the time of purchase and with an annual distribution fee of 1.00%.

4. CLASS Y shares are sold to qualifying institutional investors without a sales charge or distribution fee. Please see the SAI for information on eligibility to purchase Class Y shares.

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10p  AXP INTERMEDIATE TAX-EXEMPT FUND

INVESTMENT OPTIONS SUMMARY:

The Fund offers four different classes of shares. There are differences among the fees and expenses for each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial advisor can help you with this decision.

The following table shows the key features of each class:

                             CLASS A                 CLASS B                 CLASS C                 CLASS Y
-----------------------------------------------------------------------------------------------------------------------------
AVAILABILITY                 Available to            Available to            Available to            Limited to qualifying
                             all investors.          all investors.          all investors.          institutional investors.
-----------------------------------------------------------------------------------------------------------------------------
INITIAL SALES CHARGE         Yes. Payable at time    No. Entire purchase     No. Entire purchase     No. Entire purchase
                             of purchase. Lower      price is invested in    price is invested in    price is invested in
                             sales charge for        shares of the Fund.     shares of the Fund.     shares of the Fund.
                             larger investments.
-----------------------------------------------------------------------------------------------------------------------------
DEFERRED SALES CHARGE        On purchases over       Maximum 5%              1% CDSC applies if      None.
                             $500,000, 1% CDSC       during the first year   you sell your shares
                             applies if you sell     decreasing to 0%        less than 1 year
                             your shares less than   after six years.        after purchase.
                             1 year after purchase.
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTION AND/OR          Yes.*                   Yes.*                   Yes.*                  Yes.
SHAREHOLDER SERVICE FEE      0.25%                   1.00%                   1.00%                  0.10%
-----------------------------------------------------------------------------------------------------------------------------
CONVERSION TO CLASS A        N/A                     Yes, automatically in   No.                    No.
                                                     ninth calendar year
                                                     of ownership.
-----------------------------------------------------------------------------------------------------------------------------

  * The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows it to pay distribution and servicing-related expenses for the sale of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an on-going basis, the fees may cost long-term shareholders more than paying other types of sales charges imposed by some mutual funds.

SHOULD YOU PURCHASE CLASS A, CLASS B OR CLASS C SHARES?

If your investments in American Express mutual funds total $250,000 or more, Class A shares may be the better option because the sales charge is reduced for larger purchases. If you qualify for a waiver of the sales charge, Class A shares will be the best option.

If you invest less than $250,000, consider how long you plan to hold your shares. Class B shares have a higher annual distribution fee than Class A shares and CDSC for six years. Class B shares convert to Class A shares in the ninth calendar year of ownership. Class B shares purchased through reinvested dividends and distributions also will convert to Class A shares in the same proportion as the other Class B shares.

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                                               PROSPECTUS -- JUNE 26, 2000  11p

Class C shares also have a higher annual distribution fee than Class A shares. Class C shares have no sales charge if you hold the shares for one year or longer. Unlike Class B shares, Class C shares do not convert to Class
A. As a result, you will pay a 1% distribution fee for as long as you hold Class C shares. If you choose a deferred sales charge option (Class B or Class C), generally you should consider Class B shares if you intend to hold your shares for more than six years. Consider Class C shares if you intend to hold your shares less than six years. To help you determine what investment is best for you, consult your financial advisor.

PURCHASING SHARES

TO PURCHASE SHARES THROUGH A BROKERAGE ACCOUNT OR FROM ENTITIES OTHER THAN AMERICAN EXPRESS FINANCIAL ADVISORS INC., PLEASE CONSULT YOUR SELLING AGENT. THE FOLLOWING SECTION EXPLAINS HOW YOU CAN PURCHASE SHARES FROM AMERICAN EXPRESS FINANCIAL ADVISORS (THE DISTRIBUTOR).

If you do not have a mutual fund account, you need to establish one. Your financial advisor will help you fill out and submit an application. Once your account is set up, you can choose among several convenient ways to invest.

When you purchase shares for a new or existing account, your order will be priced at the next NAV calculated after your order is accepted by the Fund. If your application does not specify which class of shares you are purchasing, we will assume you are investing in Class A shares.

IMPORTANT: When you open an account, you must provide your correct Taxpayer Identification Number (TIN), which is either your Social Security or Employer Identification number.

If you do not provide the correct TIN, you could be subject to backup withholding of 31% of taxable distributions and proceeds from certain sales and exchanges. You also could be subject to further penalties, such as:

- a $50 penalty for each failure to supply your correct TIN,
- a civil penalty of $500 if you make a false statement that results in no backup withholding, and
- criminal penalties for falsifying information. You also could be subject to backup withholding, if the IRS notifies us to do so, because you failed to report required interest or dividends on your tax return.

You also could be subject to backup withholding, if the IRS notifies us to do so, because you failed to report required interest or dividends on your tax return.

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12p  AXP INTERMEDIATE TAX-EXEMPT FUND

HOW TO DETERMINE THE CORRECT TIN
FOR THIS TYPE OF ACCOUNT:                        USE THE SOCIAL SECURITY OR EMPLOYER IDENTIFICATION NUMBER OF:
Individual or joint account                      The individual or one of the owners listed on the joint account
-------------------------------------------------------------------------------------------------------------------
Custodian account of a minor                     The minor
(Uniform Gifts/Transfers to Minors Act)
-------------------------------------------------------------------------------------------------------------------
A revocable living trust                         The grantor-trustee (the person who puts the money into the trust)
-------------------------------------------------------------------------------------------------------------------
An irrevocable trust, pension trust or estate    The legal entity (not the personal representative or trustee, unless no legal entity is designated in the account title)
-------------------------------------------------------------------------------------------------------------------
Sole proprietorship                              The owner
-------------------------------------------------------------------------------------------------------------------
Partnership                                      The partnership
-------------------------------------------------------------------------------------------------------------------
Corporate                                        The corporation
-------------------------------------------------------------------------------------------------------------------
Association, club or tax-exempt organization     The organization
-------------------------------------------------------------------------------------------------------------------

For details on TIN requirements, contact your financial advisor to obtain a copy of federal Form W-9, "Request for Taxpayer Identification Number and Certification." You also may obtain the form on the Internet at (http://www.irs.gov/prod/forms_pubs/).

THREE WAYS TO INVEST

1 BY MAIL:                                                            [GRAPHIC]

Once your account has been established, send your check with the account number on it to:

AMERICAN EXPRESS FUNDS
70200 AXP FINANCIAL CENTER
MINNEAPOLIS, MN 55474

MINIMUM AMOUNTS
Initial investment:        $2,000
Additional investments:    $100
Account balances:          $300

If your account balance falls below $300, you will be asked to increase it to $300 or establish a scheduled investment plan. If you do not do so within 30 days, your shares can be sold and the proceeds mailed to you.

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                                               PROSPECTUS -- JUNE 26, 2000  13p

2 BY SCHEDULED INVESTMENT PLAN:                                       [GRAPHIC]

Contact your financial advisor for assistance in setting up one of the following scheduled plans:

- automatic payroll deduction,
- bank authorization,
- direct deposit of Social Security check, or o other plan approved by the Fund.

MINIMUM AMOUNTS
Initial investment:        $100
Additional investments:    $100/mo.
Account balances:          none (on active plans with monthly payments)

If your account balance is below $2,000, you must make payments at least monthly.

3 BY WIRE OR ELECTRONIC FUNDS TRANSFER:                               [GRAPHIC]

If you have an established account, you may wire money to:

NORWEST BANK MINNESOTA (UNTIL JULY 2000)
WELLS FARGO BANK MINNESOTA N.A. (AFTER JULY 2000)
ROUTING TRANSIT NO. 091000019

Give these instructions:

Credit American Express Financial Advisors Account #0000030015 for personal account # (your account number) for (your name). Please remember that you need to provide all 10 digits.

If this information is not included, the order may be rejected, and all money received by the Fund, less any costs the Fund or American Express Client Service Corporation (AECSC) incurs, will be returned promptly.

MINIMUM AMOUNTS
Each wire investment: $1,000

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14p  AXP INTERMEDIATE TAX-EXEMPT FUND

TRANSACTIONS THROUGH THIRD PARTIES

You may buy or sell shares through certain 401(k) plans, banks, broker-dealers, financial advisors or other investment professionals. These organizations may charge you a fee for this service and may have different policies. Some policy differences may include different minimum investment amounts, exchange privileges, fund choices and cutoff times for investments. The Fund and the Distributor are not responsible for the failure of one of these organizations to carry out its obligations to its customers. Some organizations may receive compensation from the Distributor or its affiliates for shareholder recordkeeping and similar services. Where authorized by the Fund, some organizations may designate selected agents to accept purchase or sale orders on the Fund's behalf. To buy or sell shares through third parties or determine if there are policy differences, please consult your selling agent. For other pertinent information related to buying or selling shares, please refer to the appropriate section in the prospectus.

SALES CHARGES

CLASS A -- INITIAL SALES CHARGE ALTERNATIVE

When you purchase Class A shares, you pay a sales charge as shown in the following table:

TOTAL INVESTMENT                   SALES CHARGE AS PERCENTAGE OF:
                         PUBLIC OFFERING PRICE(a)          NET AMOUNT INVESTED
Up to $50,000                    4.75%                            4.99%
$50,000 - $99,999                4.50                             4.71
$100,000 - $249,999              3.75                             3.90
$250,000 - $499,999              2.50                             2.56
$500,000 - $999,999              2.00*                            2.04*
$1,000,000 or more               0.00                             0.00

(a) Offering price includes the sales charge.
 *  The sales charge will be waived until Dec. 31, 2000.

THE SALES CHARGE ON CLASS A SHARES MAY BE LOWER THAN 4.75%, BASED ON THE COMBINED MARKET VALUE OF:

- your current investment in this Fund,

- your previous investment in this Fund, and

- investments you and your primary household group have made in other
  American Express mutual funds that have a sales charge. (The primary household group consists of accounts in any ownership for spouses or domestic partners and their unmarried children under 21. For purposes of this policy, domestic partners are individuals who maintain a shared primary residence and have joint property or other insurable interests.) AXP Tax-Free Money Fund and Class A shares of AXP Cash Management Fund do not have sales charges.

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                                               PROSPECTUS -- JUNE 26, 2000  15p

OTHER CLASS A SALES CHARGE POLICIES:

- IRA purchases or other employee benefit plan purchases made through a payroll deduction plan or through a plan sponsored by an employer, association of employers, employee organization or other similar group, may be added together to reduce sales charges for all shares purchased through that plan, and

- if you intend to invest more than $50,000 over a period of 13 months, you can reduce the sales charges in Class A by filing a letter of intent. For more details, please contact your financial advisor or see the SAI.

WAIVERS OF THE SALES CHARGE FOR CLASS A SHARES

Sales charges do not apply to:

- current or retired board members, officers or employees of the Fund or AEFC or its subsidiaries, their spouses or domestic partners, children and parents.

- current or retired American Express financial advisors, employees of financial advisors, their spouses or domestic partners, children and parents.

- registered representatives and other employees of brokers, dealers or other financial institutions having a sales agreement with the Distributor, including their spouses, domestic partners, children and parents.

- investors who have a business relationship with a newly associated financial advisor who joined the Distributor from another investment firm provided that (1) the purchase is made within six months of the advisor's appointment date with the Distributor, (2) the purchase is made with proceeds of shares sold that were sponsored by the financial advisor's previous broker-dealer, and (3) the proceeds are the result of a sale of an equal or greater value where a sales load was assessed.

- qualified employee benefit plans offering participants daily access to American Express mutual funds. Eligibility must be determined in advance. For assistance, please contact your financial advisor. (Participants in certain qualified plans where the initial sales charge is waived may be subject to a deferred sales charge of up to 4%.)

- shareholders who have at least $1 million invested in American Express mutual funds. Until Dec. 31, 2000, the sales charge does not apply to shareholders who have at least $500,000 invested in American Express mutual fund. If the investment is sold less than one year after purchase, a CDSC of 1% will be charged. During that year, the CDSC will be waived only in the circumstances described for waivers for Class B and Class C shares.


-------------------------------------------------------------------------------
16p  AXP INTERMEDIATE TAX-EXEMPT FUND

- purchases made within 90 days after a sale of shares (up to the amount sold):

  -- of American Express mutual funds in a qualified plan subject to a deferred sales charge, or
  -- in a qualified plan or account where American Express Trust Company has a record keeping, trustee, investment management, or investment servicing relationship.

Send the Fund a written request along with your payment, indicating the date and the amount of the sale.

- purchases made:

   -- with dividend or capital gain distributions from this Fund or from the same class of another American Express mutual fund, -- through or under a wrap fee product or other investment product sponsored by the Distributor or another authorized broker-dealer, investment adviser, bank or investment professional,
   -- within the University of Texas System ORP,
   -- within a segregated separate account offered by Nationwide Life Insurance
      Company or Nationwide Life and Annuity Insurance Company,
   -- within the University of Massachusetts After-Tax Savings Program, or
   -- through or under a subsidiary of AEFC offering Personal Trust Services'
      Asset-Based pricing alternative.

- shareholders whose original purchase was in a Strategist fund merged into an American Express fund in 2000.

CLASS B AND CLASS C -- CONTINGENT DEFERRED SALES CHARGE (CDSC) ALTERNATIVE FOR CLASS B, the CDSC is based on the sale amount and the number of calendar years -- including the year of purchase -between purchase and sale. The following table shows how CDSC percentages on sales decline after a purchase:

IF THE SALE IS MADE DURING THE:    THE CDSC PERCENTAGE RATE IS:
       First year                           5%
       Second year                          4%
       Third year                           4%
       Fourth year                          3%
       Fifth year                           2%
       Sixth year                           1%
       Seventh year                         0%


-------------------------------------------------------------------------------
                                               PROSPECTUS -- JUNE 26, 2000  17p

FOR CLASS C, a 1% CDSC is charged if you sell your shares less than 1 year after purchase.

For both Class B and Class C, if the amount you are selling causes the value of your investment to fall below the cost of the shares you have purchased, the CDSC is based on the lower of the cost of those shares purchased or market value. Because the CDSC is imposed only on sales that reduce your total purchase payments, you never have to pay a CDSC on any amount that represents appreciation in the value of your shares, income earned by your shares, or capital gains.

In addition, the CDSC on your sale, if any, will be based on your oldest purchase payment. The CDSC on the next amount sold will be based on the next oldest purchase payment.

EXAMPLE:

Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 15 months, including reinvested dividends and capital gain distributions. You could sell up to $2,000 worth of shares without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you sold $2,500 worth of shares, the CDSC would apply to the $500 representing part of your original purchase price. The CDSC rate would be 4% because the sale was made during the second year after the purchase.

WAIVERS OF THE SALES CHARGE FOR CLASS B AND CLASS C SHARES

The CDSC will be waived on sales of shares:

- in the event of the shareholder's death,

- held in trust for an employee benefit plan, or

- held in IRAs or certain qualified plans if American Express Trust Company is the custodian, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:

  -- at least 59 1/2 years old AND

  -- taking a retirement distribution (if the sale is part of a transfer to an IRA or qualified plan, or a custodian-to-custodian transfer, the CDSC will not be waived) OR

  -- selling under an approved substantially equal periodic payment arrangement.


-------------------------------------------------------------------------------
18p  AXP INTERMEDIATE TAX-EXEMPT FUND

EXCHANGING/SELLING SHARES

EXCHANGES

You can exchange your Fund shares at no charge for shares of the same class of any other publicly offered American Express mutual fund. Exchanges into AXP Tax-Free Money Fund may only be made from Class A shares. For complete information on the other fund, including fees and expenses, read that fund's prospectus carefully. Your exchange will be priced at the next NAV calculated after it is accepted by that fund.

YOU MAY MAKE UP TO THREE EXCHANGES (1 1/2 ROUND TRIPS) WITHIN ANY 30-DAY
PERIOD.

These limits do not apply to scheduled exchange programs and certain employee benefit plans. Exceptions may be allowed with pre-approval of the Fund.

Other exchange policies:

- Exchanges must be made into the same class of shares of the new fund.

- If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.

- Once we receive your exchange request, you cannot cancel it.

- Shares of the new fund may not be used on the same day for another exchange.

- If your shares are pledged as collateral, the exchange will be delayed until AECSC receives written approval from the secured party.

AECSC and the Fund reserve the right to reject any exchange, limit the amount, or modify or discontinue the exchange privilege, to prevent abuse or adverse effects on the Fund and its shareholders. For example, if exchanges are too numerous or too large, they may disrupt the Fund's investment strategies or increase its costs.

-------------------------------------------------------------------------------
                                               PROSPECTUS -- JUNE 26, 2000  19p

SELLING SHARES

You can sell your shares at any time. The payment will be mailed within seven days after accepting your request.

When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is accepted by the Fund, minus any applicable CDSC.

You can change your mind after requesting a sale and use all or part of the proceeds to purchase new shares in the same account from which you sold. If you reinvest in Class A, you will purchase the new shares at NAV rather than the offering price on the date of a new purchase. If you reinvest in Class B or Class C, any CDSC you paid on the amount you are reinvesting also will be reinvested. To take advantage of this option, send a request within 90 days of the date your sale request was received and include your account number. This privilege may be limited or withdrawn at any time and may have tax consequences.

The Fund reserves the right to redeem in kind.

For more details and a description of other sales policies, please see the SAI.

-------------------------------------------------------------------------------
20p  AXP INTERMEDIATE TAX-EXEMPT FUND

TO SELL OR EXCHANGE SHARES HELD THROUGH A BROKERAGE ACCOUNT OR WITH ENTITIES OTHER THAN AMERICAN EXPRESS FINANCIAL ADVISORS, PLEASE CONSULT YOUR SELLING AGENT. THE FOLLOWING SECTION EXPLAINS HOW YOU CAN EXCHANGE OR SELL SHARES HELD WITH AMERICAN EXPRESS FINANCIAL ADVISORS.

Requests to sell shares of the Fund are not allowed within 30 days of a telephoned-in address change.

IMPORTANT: If you request a sale of shares you recently purchased by a check or money order that is not guaranteed, the Fund will wait for your check to clear. It may take up to 10 days from the date of purchase before payment is made. (Payment may be made earlier if your bank provides evidence satisfactory to the Fund and AECSC that your check has cleared.)

TWO WAYS TO REQUEST AN EXCHANGE OR SALE OF SHARES

1 BY LETTER:                                                          [GRAPHIC]

Include in your letter:

- the name of the fund(s),
- the class of shares to be exchanged or sold,
- your mutual fund account number(s) (for exchanges, both funds must be registered in the same ownership),
- your Social Security number or Employer Identification number,
- the dollar amount or number of shares you want to exchange or sell,
- signature(s) of all registered account owners,
- for sales, indicate how you want your money delivered to you, and
- any paper certificates of shares you hold.

REGULAR OR EXPRESS MAIL:
AMERICAN EXPRESS FUNDS
70100 AXP FINANCIAL CENTER
MINNEAPOLIS, MN 55474

-------------------------------------------------------------------------------
                                               PROSPECTUS -- JUNE 26, 2000  21p

2 BY TELEPHONE:                                                       [GRAPHIC]

American Express Client Service Corporation
Telephone Transaction Service
800-437-3133

- The Fund and AECSC will use reasonable procedures to confirm authenticity of telephone exchange or sale requests.
- Telephone exchange and sale privileges automatically apply to all accounts except custodial, corporate or qualified retirement accounts. You May request that these privileges NOT apply by writing AECSC. Each registered owner must sign the request.
- Acting on your instructions, your financial advisor may conduct telephone transactions on your behalf.
- Telephone privileges may be modified or discontinued at any time.

MINIMUM SALE AMOUNT: $100                MAXIMUM SALE AMOUNT: $50,000

-------------------------------------------------------------------------------
22p  AXP INTERMEDIATE TAX-EXEMPT FUND

THREE WAYS TO RECEIVE PAYMENT WHEN YOU SELL SHARES

1 BY REGULAR OR EXPRESS MAIL:                                         [GRAPHIC]

- Mailed to the address on record.
- Payable to names listed on the account.
  NOTE: The express mail delivery charges you pay will vary depending on the courier you select.

2 BY WIRE OR ELECTRONIC FUNDS TRANSFER:                               [GRAPHIC]

- Minimum wire: $1,000.
- Request that money be wired to your bank.
- Bank account must be in the same ownership as the American Express mutual fund account.
  NOTE: Pre-authorization required. For instructions, contact your financial advisor or AECSC.

3 BY SCHEDULED PAYOUT PLAN:                                           [GRAPHIC]

- Minimum payment: $50.
- Contact your financial advisor or AECSC to set up regular payments on a monthly, bimonthly, quarterly, semiannual or annual basis.
- Purchasing new shares while under a payout plan may be disadvantageous because of the sales charges.

-------------------------------------------------------------------------------
                                               PROSPECTUS -- JUNE 26, 2000  23p

Distributions and Taxes

As a shareholder you are entitled to your share of the Fund's net income and net gains. The Fund distributes dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

The Fund's net investment income is distributed to you as DIVIDENDS. Capital gains are realized when a security is sold for a higher price than was paid for it. Each realized capital gain or loss is long-term or short-term depending on the length of time the Fund held the security. Realized capital gains and losses offset each other. The Fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains are included in net investment income. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as CAPITAL GAIN DISTRIBUTIONS.

REINVESTMENTS

Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the Fund, unless:

- you request distributions in cash, or

- you direct the Fund to invest your distributions in the same class of any publicly offered American Express mutual fund for which you have previously opened an account.

We reinvest the distributions for you at the next calculated NAV after the distribution is paid.

If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.


-------------------------------------------------------------------------------
24p  AXP INTERMEDIATE TAX-EXEMPT FUND

TAXES

Dividends distributed from interest earned on tax-exempt securities (exempt-interest dividends) are exempt from federal income taxes but may be subject to state and local taxes. Dividends distributed from capital gain distributions and other income earned are not exempt from federal income taxes. Distributions are taxable in the year the Fund declares them regardless of whether you take them in cash or reinvest them.

Interest on certain private activity bonds is a preference item for purposes of the individual and corporate alternative minimum taxes. To the extent the Fund earns such income, it will flow through to its shareholders and may be taxable to those shareholders who are subject to the alternative minimum tax.

Because interest on municipal bonds and notes is tax-exempt for federal income tax purposes, any interest on money you borrow that is used directly or indirectly to purchase Fund shares is not deductible on your federal income tax return. You should consult a tax advisor regarding its deductibility for state and local income tax purposes.

If you buy shares shortly before the record date of a distribution you may pay taxes on money earned by the Fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which may be taxable.

For tax purposes, an exchange is considered a sale and purchase and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year).

If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased.

IMPORTANT: This information is a brief and selective summary of some of the tax rules that apply to this Fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

-------------------------------------------------------------------------------
                                               PROSPECTUS -- JUNE 26, 2000  25p

Other Information

INVESTMENT MANAGER

The investment manager of the Portfolio is AEFC, 200 AXP Financial Center, Minneapolis, MN 55474. The Fund pays AEFC a fee for managing its assets. Under the Investment Management Services Agreement, the fee for the most recent fiscal year was 0.45% of its average daily net assets. Under the agreement, the Fund also pays taxes, brokerage commissions and nonadvisory expenses. AEFC or an affiliate may make payments from its own resources, which include management fees paid by the Fund, to compensate broker-dealers or other persons for providing distribution assistance. AEFC is a wholly-owned subsidiary of American Express Company, a financial services company with headquarters at American Express Tower, World Financial Center, New York, NY 10285.


-------------------------------------------------------------------------------
26p  AXP INTERMEDIATE TAX-EXEMPT FUND

[GRAPHIC] Financial Highlights

FISCAL PERIOD ENDED NOV. 30,

PER SHARE INCOME AND CAPITAL CHANGES(a)
                                                                       CLASS A
                                                     1999        1998       1997       1996(b)
Net asset value, beginning of period                 $5.14       $5.09      $5.04      $5.00
-----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .19         .19        .18         --
Net gains (losses) (both realized and unrealized)     (.12)        .05        .05        .04
-----------------------------------------------------------------------------------------------
Total from investment operations                       .07         .24        .23        .04
-----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.19)       (.19)      (.18)        --
-----------------------------------------------------------------------------------------------
Net asset value, end of period                       $5.02       $5.14      $5.09      $5.04
-----------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $29         $21        $17         $2
-----------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)       .90%(d)     .92%(d)    .93%(d)    .90%(d,e)
-----------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average daily net assets                           3.78%       3.76%      3.60%      3.19%(e)
-----------------------------------------------------------------------------------------------
Portfolio turnover rate
(excluding short-term securities)                        9%          7%        24%        --
-----------------------------------------------------------------------------------------------
Total return(f)                                       1.44%       4.85%      4.44%       .96%
-----------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Inception date was Nov. 13, 1996.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) AEFC voluntarily limited total operating expenses, net of earnings credits, for the Fund. Had AEFC not done so, the annual ratios of expenses would have been 1.02%, 0.96%, 1.49% and 48.94% for Class A for the periods ended 1999, 1998, 1997, and 1996, respectively.
(e) Adjusted to an annual basis.
(f) Total return does not reflect payment of a sales charge.

-------------------------------------------------------------------------------
                                               PROSPECTUS -- JUNE 26, 2000  27p

FISCAL PERIOD ENDED NOV. 30,

PER SHARE INCOME AND CAPITAL CHANGES(a)
                                                     CLASS B                                       CLASS Y
                                         1999      1998      1997      1996(b)        1999      1998      1997      1996(b)
Net asset value,
beginning of period                      $5.14     $5.09     $5.04     $5.00          $5.13     $5.09     $5.04     $5.00
---------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               .15       .15       .14        --            .21       .19       .18        --

Net gains (losses) (both
realized and unrealized)                  (.12)      .05       .05       .04           (.12)      .05       .05       .04
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations           .03       .20       .19       .04            .09       .24       .23       .04
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:

Dividends from net
investment income                         (.15)     (.15)     (.14)       --           (.21)     (.20)     (.18)       --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period           $5.02     $5.14     $5.09     $5.04          $5.01     $5.13     $5.09     $5.04
---------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                               $9        $7        $6     $--             $--      $--       $--       $--
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average daily net assets(c)               1.65%(d)  1.67%(d)  1.68%(d)  1.66%(d,e)      .80%(d)   .78%(d)   .80%(d)   .73%(d,e)
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment
income (loss) to average
daily net assets                          3.02%     3.01%     2.87%     2.04%(e)       4.03%     3.83%     3.84%     2.32%(e)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
(excluding short-term securities)            9%        7%       24%       --%             9%        7%       24%      --
---------------------------------------------------------------------------------------------------------------------------
Total return(f)                            .69%     4.07%     3.67%      .92%          1.59%     4.78%     4.57%      .97%
---------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Inception date was Nov. 13, 1996.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) AEFC voluntarily limited total operating expenses, net of earnings credits, for the Fund. Had AEFC not done so, the annual ratios of expenses would have been 1.78%, 1.71%, 2.17%, and 55.07% for Class B and 0.94%, 0.88%,
    1.70% and 83.81% for Class Y for the periods ended 1999, 1998, 1997, and 1996, respectively.
(e) Adjusted to an annual basis.
(f) Total return does not reflect payment of a sales charge.

The information in these tables has been audited by KPMG LLP, independent auditors. The independent auditors' report and additional information about the performance of the Fund are contained in the Fund's annual report which, if not included with this prospectus, may be obtained without charge.


-------------------------------------------------------------------------------
28p  AXP INTERMEDIATE TAX-EXEMPT FUND

Appendix

2000 FEDERAL TAX-EXEMPT AND TAXABLE EQUIVALENT YIELD CALCULATION

These tables will help you determine your federal taxable yield equivalents for given rates of tax-exempt income.

STEP 1: CALCULATING YOUR MARGINAL TAX RATE.

Using your Taxable Income and Adjusted Gross Income figures as guides, you can locate your Marginal Tax Rate in the table below.

First, locate your Taxable Income in a filing status and income range in the left-hand column. Then, locate your Adjusted Gross Income at the top of the chart. At the point where your Taxable Income line meets your Adjusted Gross Income column the percentage indicated is an approximation of your federal Marginal Tax Rate. For example: Let's assume you are married filing jointly, your taxable income is $138,000 and your adjusted gross income is $175,000.

Under Taxable Income married filing jointly status, $138,000 is in the $105,950-$161,450 range. Under Adjusted Gross Income, $175,000 is in the $128,950 to $193,400 column. The Taxable Income line and Adjusted Gross Income column meet at 31.93%. This is the rate you'll use in Step 2.

-------------------------------------------------------------------------------
                                               PROSPECTUS -- JUNE 26, 2000  29p

                                                  ADJUSTED GROSS INCOME*
TAXABLE INCOME**                 $0           $128,950         $193,400
                                 to              to                to            Over
                             $128,950(1)      $193,400(2)      $315,900(3)    $315,900(2)
-----------------------------------------------------------------------------------------
MARRIED FILING JOINTLY
$      0 - $ 43,850            15.00%
  43,850 -  105,950            28.00            28.84%
 105,950 -  161,450            31.00            31.93            33.32%
 161,450 -  288,350            36.00            37.08            38.69          37.08%
 288,350 +                     39.60                             42.56***       40.79
-----------------------------------------------------------------------------------------
                                                  ADJUSTED GROSS INCOME*
-----------------------------------------------------------------------------------------
TAXABLE INCOME**                 $0           $128.950
                                 to              to               Over
                             $128,950(1)      $251,450(3)      $251,450(2)
-----------------------------------------------------------------------------------------
SINGLE
$      0 - $ 26,250            15.00%
  26,250 -   63,550            28.00
  63,550 -  132,600            31.00            32.62%
 132,600 -  288,350            36.00            37.89            37.08%
 288,350 +                     39.60            40.79
-----------------------------------------------------------------------------------------

  * Gross income with certain adjustments before taking itemized deductions and personal exemptions.
 ** Amount subject to federal income tax after
    itemized deductions (or standard deduction) and personal exemptions.
*** This rate is applicable only in the limited case where your adjusted gross income is less than $315,900 and your taxable income exceeds $288,350.

(1) No Phase-out -- Assumes no phase-out of itemized deductions or personal exemptions.
(2) Itemized Deductions Phase-out -- Assumes a phase-out of itemized deductions and no current phase-out of personal exemptions.
(3) Itemized Deductions and Personal Exemption Phase-outs -- Assumes a single taxpayer has one personal exemption, joint taxpayers have two personal exemptions, personal exemptions phase-out and itemized deductions continue to phase-out. If these assumptions do not apply to you, it will be necessary to construct your own personalized tax equivalency table.


-------------------------------------------------------------------------------
30p  AXP INTERMEDIATE TAX-EXEMPT FUND

STEP 2: DETERMINING YOUR FEDERAL TAXABLE YIELD EQUIVALENTS.

Using 31.93%, you may determine that a tax-exempt yield of 4% is equivalent to earning a taxable 5.88% yield.

          For these TAX-EXEMPT RATES:
-------------------------------------------------------------------------------------
          3.50%     4.00%     4.50%     5.00%     5.50%     6.00%     6.50%    7.00%
-------------------------------------------------------------------------------------
MARGINAL TAX RATES Equal the TAXABLE RATES shown below:
15.00%    4.12      4.71      5.29      5.88      6.47      7.06      7.65     8.24
28.00%    4.86      5.56      6.25      6.94      7.64      8.33      9.03     9.72
28.84%    4.92      5.62      6.32      7.03      7.73      8.43      9.13     9.84
31.00%    5.07      5.80      6.52      7.25      7.97      8.70      9.42    10.14
31.93%    5.14      5.88      6.61      7.35      8.08      8.81      9.55    10.28
32.62%    5.19      5.94      6.68      7.42      8.16      8.90      9.65    10.39
33.32%    5.25      6.00      6.75      7.50      8.25      9.00      9.75    10.50
36.00%    5.47      6.25      7.03      7.81      8.59      9.38     10.16    10.94
37.08%    5.56      6.36      7.15      7.95      8.74      9.54     10.33    11.13
37.89%    5.64      6.44      7.25      8.05      8.86      9.66     10.47    11.27
38.69%    5.71      6.52      7.34      8.16      8.97      9.79     10.60    11.42
39.60%    5.79      6.62      7.45      8.28      9.11      9.93     10.76    11.59
40.79%    5.91      6.76      7.60      8.44      9.29     10.13     10.98    11.82
42.56%    6.09      6.96      7.83      8.70      9.58     10.45     11.32    12.19
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                               PROSPECTUS -- JUNE 26, 2000  31p

American
 Express-Registered Trademark-
Funds

This Fund, along with the other American Express mutual funds, is distributed by American Express Financial Advisors Inc. and can be purchased from an American Express financial advisor or from other authorized broker-dealers or third parties. The Funds can be found under the "Amer Express" banner in most mutual fund quotations.

Additional information about the Fund and its investments is available in the Fund's Statement of Additional Information (SAI), annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund during its last fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report or the semiannual report contact your selling agent or American Express Client Service Corporation.

American Express Funds
70100 AXP Financial Center, Minneapolis, MN 55474
800-862-7919 TTY: 800-846-4852
Web site address:

http://www.americanexpress.com/advisors

You may review and copy information about the Fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at (http://www.sec.gov). Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

Investment Company Act File #811-2686

TICKER SYMBOL
CLASS A: INFAX    CLASS B: N/A     CLASS C: N/A    CLASS Y: N/A

                                                                         [LOGO]
                                                             S-6355-99 G (6/00)

                                                                   AXP(SM)
                                                                Tax-Exempt
                                                                 Bond Fund
                                                  JAN. 28, 2000 PROSPECTUS
                                               REVISED AS OF JUNE 26, 2000

AMERICAN
  EXPRESS-Registered Trademark-
 FUNDS

AXP TAX-EXEMPT BOND FUND SEEKS TO PROVIDE
SHAREHOLDERS WITH AS MUCH CURRENT                             [GRAPHIC]
INCOME EXEMPT FROM FEDERAL INCOME TAXES
AS POSSIBLE WITH ONLY MODEST RISK TO
THE SHAREHOLDER'S INVESTMENTS.

Please note that this Fund:

-  is not a bank deposit
-  is not federally insured
-  is not endorsed by any bank or government agency
-  is not guaranteed to achieve its goal

Like all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                                                                         [LOGO]

Table of Contents

TAKE A CLOSER LOOK AT:
THE FUND                               3p
Goal                                   3p
Investment Strategy                    3p
Risks                                  5p
Past Performance                       6p
Fees and Expenses                      8p
Management                             9p
BUYING AND SELLING SHARES             10p
Valuing Fund Shares                   10p
Investment Options                    10p
Purchasing Shares                     12p
Transactions through Third Parties    15p
Sales Charges                         15p
Exchanging/Selling Shares             19p
DISTRIBUTIONS AND TAXES               24p
OTHER INFORMATION                     26p
FINANCIAL HIGHLIGHTS                  27p
APPENDIX                              29p

FUND INFORMATION KEY

[GRAPHIC] GOAL AND INVESTMENT STRATEGY
          The Fund's particular investment goal and the strategies it intends to use in pursuing its goal.

[GRAPHIC] RISKS
          The major risk factors associated with the Fund.

[GRAPHIC] FEES AND EXPENSES
          The overall costs incurred by an investor in the Fund, including sales charges and annual expenses.

[GRAPHIC] MANAGEMENT
          The individual or group designated by the investment manager to handle the Fund's day-to-day management.

[GRAPHIC] FINANCIAL HIGHLIGHTS
          Tables showing the Fund's financial performance.

-----------------------------------------------------------------------------
2p  AXP TAX-EXEMPT BOND FUND

The Fund

[GRAPHIC] GOAL

AXP Tax-Exempt Bond Fund (the Fund) seeks to provide shareholders with as much current income exempt from federal income taxes as possible with only modest risk to the shareholder's investments. Because any investment involves risk, achieving this goal cannot be guaranteed.

INVESTMENT STRATEGY

The Fund's assets primarily are invested in bonds and other debt obligations. Under normal market conditions, the Fund will invest at least 80% of its net assets in bonds and other debt obligations issued by or on behalf of state or local governmental units whose interest is exempt from federal income tax. Investments will be (1) rated in the top four grades by Moody's Investors Service, Inc., Standard & Poor's Corporation, or Fitch Investors Services, Inc.,
(2) of comparable rating given by other independent rating agencies, or (3) unrated bonds and other debt obligations that are believed to be of investment grade quality. This Fund does not intend to invest in debt obligations the interest from which is subject to the alternative minimum tax.

The selection of short to intermediate term municipal obligations that are tax-exempt is the primary decision in building the investment portfolio.

In pursuit of the Fund's goal, American Express Financial Corporation (AEFC), the Fund's investment manager, chooses debt obligations by:

- Considering opportunities and risks in municipal obligations given current and expected interest rates.
-  Identifying municipal bonds that:
   -- are high or medium quality,
   -- have similar qualities in AEFC's opinion, even though they are not rated or have been given a lower rating by a rating agency, -- have short- or intermediate-term maturities, and -- have characteristics better than that of comparable bonds.

- Identifying investments that contribute to portfolio diversification. AEFC will weight certain sectors more heavily based on AEFC's expectations for growth and for expected market trends.

-----------------------------------------------------------------------------
                                              PROSPECTUS -- JUNE 26, 2000  3p

In evaluating whether to sell a security, AEFC considers, among other factors, whether:

  -- the security is overvalued relative to alternative investments, -- the issuer's credit rating declines or AEFC expects a decline (the Fund may continue to own securities that are down-graded until AEFC believes it is advantageous to sell),
  -- political, economic, or other events could affect the issuer's performance,
  -- AEFC expects the issuer to call the security, -- AEFC identifies a more attractive opportunity, and -- the issuer or the security continues to meet the other standards described above.

Although not a primary investment strategy, the Fund also may invest in derivatives (such as futures, options and forward contracts) and other instruments, such as money market securities and other short-term tax-exempt securities.

During weak or declining markets, the Fund may invest more of its assets in money market securities or certain taxable investments. Although the Fund primarily will invest in these securities to avoid losses, this type of investing also could prevent the Fund from achieving its investment objectives. During these times AEFC may make frequent securities trades that could result in increased fees, expenses, and taxes. The Fund is not managed with respect to tax efficiency.

For more information on strategies and holdings, see the Fund's Statement of Additional Information (SAI) and the annual/semiannual reports.

-----------------------------------------------------------------------------
4p  AXP TAX-EXEMPT BOND FUND

[GRAPHIC] RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

   MARKET RISK
   INTEREST RATE RISK
   CREDIT RISK

MARKET RISK

The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

INTEREST RATE RISK

The risk of losses attributable to changes in interest rates. This term is generally associated with bond prices (when interest rates rise, bond prices fall). In general, the longer the maturity of a bond, the higher its yield and the greater its sensitivity to changes in interest rates.

CREDIT RISK

The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation (such as payments due on a bond or a note).

-----------------------------------------------------------------------------
                                              PROSPECTUS -- JUNE 26, 2000  5p

PAST PERFORMANCE

The following bar chart and table indicate the risks and variability of investing in the Fund by showing:

- how the Fund's performance has varied for each full calendar year shown on the chart below, and
- how the Fund's average annual total returns compare to other recognized indexes.

How the Fund has performed in the past does not indicate how the Fund will perform in the future.

[GRAPH]

CLASS A PERFORMANCE (BASED ON CALENDAR YEARS)
        1990           +6.76%
        1991          +10.06%
        1992           +6.85%
        1993          +12.93%
        1994           -7.37%
        1995          +18.78%
        1996           +1.99%
        1997           +9.95%
        1998           +5.58%
        1999           -4.43%


During the period shown in the bar chart, the highest return for a calendar quarter was +7.63% (quarter ending March 1995) and the lowest return for a calendar quarter was -6.89% (quarter ending March 1994).

The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in sales charges and fees.

The Fund's year to date return as of March 31, 2000 was +2.69%.

-----------------------------------------------------------------------------
6p  AXP TAX-EXEMPT BOND FUND

AVERAGE ANNUAL TOTAL RETURNS (AS OF DEC. 31, 1999)
                             1 YEAR         5 YEARS        10 YEARS       SINCE INCEPTION
Tax-Exempt Bond:
   Class A                    -8.98%         +5.06%          +5.33%               --%
   Class B                    -8.78%            --%             --%            +3.73%(a)
   Class Y                    -4.26%            --%             --%            +5.01%(a)
Lehman Brothers
   Municipal Bond Index       -2.06%         +6.91%          +6.89%            +5.76%(b)
Lipper General
   Municipal Debt Index       -4.07%         +6.14%          +6.29%            +4.95%(b)

(a)  Inception date was March 20, 1995.
(b)  Measurement period started April 1, 1995.

This table shows total returns from hypothetical investments in Class A, Class B and Class Y shares of the Fund. These returns are compared to the indexes shown for the same periods. The performance of Classes A, B and Y vary because of differences in sales charges and fees. Past performance for Class Y for the periods prior to March 20, 1995 may be calculated based on the performance of Class A, adjusted to reflect differences in sales charges, although not for other differences in expenses. Class C is new as of the date of this prospectus and therefore performance information is not available.

FOR PURPOSES OF THIS CALCULATION WE ASSUMED:

-  the maximum sales charge for Class A shares,
- sales at the end of the period and deduction of the applicable contingent deferred sales charge (CDSC) for Class B shares,
-  no sales charge for Class Y shares, and
- no adjustments for taxes paid by an investor on the reinvested income and capital gains.

Lehman Brothers Municipal Bond Index, an unmanaged index, is made up of a representative list of general obligation, revenue, insured and pre-refunded bonds. The index is frequently used as a general measure of tax-exempt bond market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the securities used to create the index may not be representative of the bonds held in the Fund.

Lipper General Municipal Debt Index, an unmanaged index published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

-----------------------------------------------------------------------------
                                              PROSPECTUS -- JUNE 26, 2000  7p

[GRAPHIC] FEES AND EXPENSES

Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                 CLASS A    CLASS B     CLASS C    CLASS Y
Maximum sales charge (load) imposed on purchases(a)
 (as a percentage of offering price)                               4.75%(b)   none        none       none
-------------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) imposed on
sales (as a percentage of offering price at time of purchase)      none       5%          1%(c)      none
-------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES(d) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS:                     CLASS A    CLASS B     CLASS C    CLASS Y
 Management fees                                                   0.45%      0.45%       0.45%      0.45%
 Distribution (12b-1) fees                                         0.25%      1.00%       1.00%      0.00%
 Other expenses(e)                                                 0.12%      0.13%       0.13%      0.22%
 Total                                                             0.82%      1.58%       1.58%      0.67%

(a) This charge may be reduced depending on the value of your total investments in American Express mutual funds. See "Sales Charges."
(b) For Class A purchases over $500,000 on which the sales charge is waived, a 1% sales charge applies if you sell your shares less than one year after purchase.
(c) For Class C purchases, a 1% sales charge applies if you sell your shares less than one year after purchase.
(d) Expenses for Class A, Class B and Class Y are based on actual expenses for the last fiscal year, restated to reflect current fees. Expenses for Class C are based on estimated amounts for the current fiscal year.
(e) Other expenses include an administrative services fee, a shareholder services fee for Class Y, a transfer agency fee and other nonadvisory expenses.

-----------------------------------------------------------------------------
8p  AXP TAX-EXEMPT BOND FUND

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

Assume you invest $10,000 and the Fund earns a 5% annual return. The operating expenses remain the same each year. If you hold your shares until the end of the years shown, your costs would be:

                        1 YEAR           3 YEARS           5 YEARS          10 YEARS
 Class A(a)              $555              $725             $909            $1,444
 Class B(b)              $561              $799             $961            $1,678(d)
 Class B(c)              $161              $499             $861            $1,678(d)
 Class C                 $161              $499             $861            $1,883
 Class Y                 $ 68              $215             $374            $  838

(a) Includes a 4.75% sales charge.
(b) Assumes you sold your Class B shares at the end of the period and incurred the applicable CDSC.
(c) Assumes you did not sell your Class B shares at the end of the period.
(d) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

THIS EXAMPLE DOES NOT REPRESENT ACTUAL EXPENSES, PAST OR FUTURE. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

[GRAPHIC] MANAGEMENT

Terry Seierstad, senior portfolio manager, joined AEFC in 1982. He has managed this Fund since 1993. He also manages the investments for IDS Property Casualty Company.

-----------------------------------------------------------------------------
                                              PROSPECTUS -- JUNE 26, 2000  9p

Buying and Selling Shares

VALUING FUND SHARES

The public offering price for Class A is the net asset value (NAV) adjusted for the sales charge. For Class B, Class C and Class Y, it is the NAV.

The NAV is the value of a single Fund share. The NAV usually changes daily, and is calculated at the close of business of the New York Stock Exchange, normally 3 p.m. Central Time (CT), each business day (any day the New York Stock Exchange is open).

Fund shares may be purchased through various third-party organizations, including 401(k) plans, banks, brokers and investment advisers. Where authorized by the Fund, orders will be priced at the NAV next computed after receipt by the organization or their selected agent.

The Fund's investments are valued based on market quotations, or where market quotations are not readily available, based on methods selected in good faith by the board. If the Fund's investment policies permit it to invest in securities that are listed on foreign stock exchanges that trade on weekends or other days when the Fund does not price its shares, the value of the Fund's underlying investments may change on days when you could not buy or sell shares of the Fund. Please see the SAI for further information.

INVESTMENT OPTIONS

1. CLASS A shares are sold to the public with a sales charge at the time of purchase and an annual distribution (12b-1) fee of 0.25%.

2. CLASS B shares are sold to the public with a contingent deferred sales charge
   (CDSC) and an annual distribution fee of 1.00%.

3. CLASS C shares are sold to the public without a sales charge at the time of purchase and with an annual distribution fee of 1.00%.

4. CLASS Y shares are sold to qualifying institutional investors without a sales charge or distribution fee. Please see the SAI for information on eligibility to purchase Class Y shares.

-----------------------------------------------------------------------------
10p  AXP TAX-EXEMPT BOND FUND

INVESTMENT OPTIONS SUMMARY:

The Fund offers four different classes of shares. There are differences among the fees and expenses for each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial advisor can help you with this decision.

The following table shows the key features of each class:

                                CLASS A                  CLASS B                  CLASS C                  CLASS Y
-----------------------------------------------------------------------------------------------------------------------------------
AVAILABILITY                    Available to             Available to             Available to             Limited to qualifying
                                all investors.           all investors.           all investors.           institutional investors.
-----------------------------------------------------------------------------------------------------------------------------------
INITIAL SALES CHARGE            Yes. Payable at time     No. Entire purchase      No. Entire purchase      No. Entire purchase
                                of purchase. Lower       price is invested in     price is invested in     price is invested in
                                sales charge for         shares of the Fund.      shares of the Fund.      shares of the Fund.
                                larger investments.
-----------------------------------------------------------------------------------------------------------------------------------
DEFERRED SALES CHARGE           On purchases over        Maximum 5%               1% CDSC applies if       None.
                                $500,000, 1% CDSC        during the first year    you sell your shares
                                applies if you sell      decreasing to 0%         less than 1 year
                                your shares less than    after six years.         after purchase.
                                1 year after purchase.
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTION AND/OR             Yes.*                    Yes.*                    Yes.*                    Yes.
SHAREHOLDER SERVICE FEE         0.25%                    1.00%                    1.00%                    0.10%
-----------------------------------------------------------------------------------------------------------------------------------
CONVERSION TO CLASS A           N/A                      Yes, automatically in    No.                      No.
                                                         ninth calendar year
                                                         of ownership.
-----------------------------------------------------------------------------------------------------------------------------------

* The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows it to pay distribution and servicing-related expenses for the sale of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an on-going basis, the fees may cost long-term shareholders more than paying other types of sales charges imposed by some mutual funds.

SHOULD YOU PURCHASE CLASS A, CLASS B OR CLASS C SHARES?

If your investments in American Express mutual funds total $250,000 or more, Class A shares may be the better option because the sales charge is reduced for larger purchases. If you qualify for a waiver of the sales charge, Class A shares will be the best option.

If you invest less than $250,000, consider how long you plan to hold your shares. Class B shares have a higher annual distribution fee than Class A shares and CDSC for six years. Class B shares convert to Class A shares in the ninth calendar year of ownership. Class B shares purchased through reinvested dividends and distributions also will convert to Class A shares in the same proportion as the other Class B shares.

-----------------------------------------------------------------------------
                                             PROSPECTUS -- JUNE 26, 2000  11p

Class C shares also have a higher annual distribution fee than Class A shares. Class C shares have no sales charge if you hold the shares for one year or longer. Unlike Class B shares, Class C shares do not convert to Class A. As a result, you will pay a 1% distribution fee for as long as you hold Class C shares. If you choose a deferred sales charge option (Class B or Class C), generally you should consider Class B shares if you intend to hold your shares for more than six years. Consider Class C shares if you intend to hold your shares less than six years. To help you determine what investment is best for you, consult your financial advisor.


PURCHASING SHARES

TO PURCHASE SHARES THROUGH A BROKERAGE ACCOUNT OR FROM ENTITIES OTHER THAN AMERICAN EXPRESS FINANCIAL ADVISORS INC., PLEASE CONSULT YOUR SELLING AGENT. THE FOLLOWING SECTION EXPLAINS HOW YOU CAN PURCHASE SHARES FROM AMERICAN EXPRESS FINANCIAL ADVISORS (THE DISTRIBUTOR).

If you do not have a mutual fund account, you need to establish one. Your financial advisor will help you fill out and submit an application. Once your account is set up, you can choose among several convenient ways to invest.

When you purchase shares for a new or existing account, your order will be priced at the next NAV calculated after your order is accepted by the Fund. If your application does not specify which class of shares you are purchasing, we will assume you are investing in Class A shares.

IMPORTANT: When you open an account, you must provide your correct Taxpayer Identification Number (TIN), which is either your Social Security or Employer Identification number.

If you do not provide the correct TIN, you could be subject to backup withholding of 31% of taxable distributions and proceeds from certain sales and exchanges. You also could be subject to further penalties, such as:

-   a $50 penalty for each failure to supply your correct TIN,
- a civil penalty of $500 if you make a false statement that results in no backup withholding, and
-   criminal penalties for falsifying information.

You also could be subject to backup withholding, if the IRS notifies us to do so, because you failed to report required interest or dividends on your tax return.

-----------------------------------------------------------------------------
12p  AXP TAX-EXEMPT BOND

HOW TO DETERMINE THE CORRECT TIN
FOR THIS TYPE OF ACCOUNT:                       USE THE SOCIAL SECURITY OR EMPLOYER IDENTIFICATION NUMBER OF:
Individual or joint account                     The individual or one of the owners listed on the joint account
---------------------------------------------------------------------------------------------------------------------
Custodian account of a minor                    The minor
(Uniform Gifts/Transfers to Minors Act)
---------------------------------------------------------------------------------------------------------------------
A revocable living trust                        The grantor-trustee (the person who puts the money into the trust)
---------------------------------------------------------------------------------------------------------------------
An irrevocable trust, pension trust or estate   The legal entity (not the personal representative or trustee, unless no legal entity is designated in the account title)
---------------------------------------------------------------------------------------------------------------------
Sole proprietorship                             The owner
---------------------------------------------------------------------------------------------------------------------
Partnership                                     The partnership
---------------------------------------------------------------------------------------------------------------------
Corporate                                       The corporation
---------------------------------------------------------------------------------------------------------------------
Association, club or tax-exempt organization    The organization
---------------------------------------------------------------------------------------------------------------------

For details on TIN requirements, contact your financial advisor to obtain a copy of federal Form W-9, "Request for Taxpayer Identification Number and Certification." You also may obtain the form on the Internet at (http://www.irs.gov/prod/forms_pubs/).

THREE WAYS TO INVEST

1 BY MAIL:                                                   [GRAPHIC]

Once your account has been established, send your check with the account number on it to:

AMERICAN EXPRESS FUNDS
70200 AXP FINANCIAL CENTER
MINNEAPOLIS, MN 55474

MINIMUM AMOUNTS
Initial investment:        $2,000
Additional investments:    $100
Account balances:          $300

If your account balance falls below $300, you will be asked to increase it to $300 or establish a scheduled investment plan. If you do not do so within 30 days, your shares can be sold and the proceeds mailed to you.

-----------------------------------------------------------------------------
                                             PROSPECTUS -- JUNE 26, 2000  13p

2 BY SCHEDULED INVESTMENT PLAN:                                [GRAPHIC]

Contact your financial advisor for assistance in setting up one of the following scheduled plans:

- automatic payroll deduction,
- bank authorization,
- direct deposit of Social Security check, or
- other plan approved by the Fund.

MINIMUM AMOUNTS
Initial investment:        $100

Additional investments:    $100/mo.

Account balances:          none (on active plans with monthly payments)

If your account balance is below $2,000, you must make payments at least monthly.

3 BY WIRE OR ELECTRONIC FUNDS TRANSFER:                        [GRAPHIC]

If you have an established account, you may wire money to:

NORWEST BANK MINNESOTA (UNTIL JULY 2000)
WELLS FARGO BANK MINNESOTA N. A. (AFTER JULY 2000)
ROUTING TRANSIT NO. 091000019

Give these instructions:

Credit American Express Financial Advisors Account #0000030015 for personal account # (your account number) for (your name). Please remember that you need to provide all 10 digits.

If this information is not included, the order may be rejected, and all money received by the Fund, less any costs the Fund or American Express Client Service Corporation (AECSC) incurs, will be returned promptly.

MINIMUM AMOUNTS
Each wire investment: $1,000

-----------------------------------------------------------------------------
14p  AXP TAX-EXEMPT BOND

TRANSACTIONS THROUGH THIRD PARTIES

You may buy or sell shares through certain 401(k) plans, banks, broker-dealers, financial advisors or other investment professionals. These organizations may charge you a fee for this service and may have different policies. Some policy differences may include different minimum investment amounts, exchange privileges, fund choices and cutoff times for investments. The Fund and the Distributor are not responsible for the failure of one of these organizations to carry out its obligations to its customers. Some organizations may receive compensation from the Distributor or its affiliates for shareholder recordkeeping and similar services. Where authorized by the Fund, some organizations may designate selected agents to accept purchase or sale orders on the Fund's behalf. To buy or sell shares through third parties or determine if there are policy differences, please consult your selling agent. For other pertinent information related to buying or selling shares, please refer to the appropriate section in the prospectus.

SALES CHARGES

CLASS A -- INITIAL SALES CHARGE ALTERNATIVE

When you purchase Class A shares, you pay a sales charge as shown in the following table:

TOTAL INVESTMENT                    SALES CHARGE AS PERCENTAGE OF:
                         PUBLIC OFFERING PRICE(a)        NET AMOUNT INVESTED
 Up to $50,000                    4.75%                         4.99%
 $50,000 - $99,999                4.50                          4.71
 $100,000 - $249,999              3.75                          3.90
 $250,000 - $499,999              2.50                          2.56
 $500,000 - $999,999              2.00*                         2.04*
 $1,000,000 or more               0.00                          0.00

(a) Offering price includes the sales charge.
 *  The sales charge will be waived until Dec. 31, 2000.

THE SALES CHARGE ON CLASS A SHARES MAY BE LOWER THAN 4.75%, BASED ON THE COMBINED MARKET VALUE OF:

-   your current investment in this Fund,
-   your previous investment in this Fund, and
- investments you and your primary household group have made in other American Express mutual funds that have a sales charge. (The primary household group consists of accounts in any ownership for spouses or domestic partners and their unmarried children under 21. For purposes of this policy, domestic partners are individuals who maintain a shared primary

-----------------------------------------------------------------------------
                                             PROSPECTUS -- JUNE 26, 2000  15p
    residence and have joint property or other insurable interests.) AXP Tax-Free Money Fund and Class A shares of AXP Cash Management Fund do not have sales charges.

OTHER CLASS A SALES CHARGE POLICIES:

- IRA purchases or other employee benefit plan purchases made through a payroll deduction plan or through a plan sponsored by an employer, association of employers, employee organization or other similar group, may be added together to reduce sales charges for all shares purchased through that plan, and

- if you intend to invest more than $50,000 over a period of 13 months, you can reduce the sales charges in Class A by filing a letter of intent. For more details, please contact your financial advisor or see the SAI.

WAIVERS OF THE SALES CHARGE FOR CLASS A SHARES

Sales charges do not apply to:

- current or retired board members, officers or employees of the Fund or AEFC or its subsidiaries, their spouses or domestic partners, children and parents.
- current or retired American Express financial advisors, employees of financial advisors, their spouses or domestic partners, children and parents.
- registered representatives and other employees of brokers, dealers or other financial institutions having a sales agreement with the Distributor, including their spouses, domestic partners, children and parents.
- investors who have a business relationship with a newly associated financial advisor who joined the Distributor from another investment firm provided that (1) the purchase is made within six months of the advisor's appointment date with the Distributor, (2) the purchase is made with proceeds of shares sold that were sponsored by the financial advisor's previous broker-dealer, and (3) the proceeds are the result of a sale of an equal or greater value where a sales load was assessed.
- qualified employee benefit plans offering participants daily access to American Express mutual funds. Eligibility must be determined in advance. For assistance, please contact your financial advisor. (Participants in certain qualified plans where the initial sales charge is waived may be subject to a deferred sales charge of up to 4%.)

-----------------------------------------------------------------------------
16p  AXP TAX-EXEMPT BOND

- shareholders who have at least $1 million invested in American Express mutual funds. Until Dec. 31, 2000, the sales charge does not apply to shareholders who have at least $500,000 invested in American Express mutual fund. If the investment is sold less than one year after purchase, a CDSC of 1% will be charged. During that year, the CDSC will be waived only in the circumstances described for waivers for Class B and Class C shares.
-  purchases made within 90 days after a sale of shares (up to the amount sold):
   -- of American Express mutual funds in a qualified plan subject to a deferred sales charge, or
   -- in a qualified plan or account where American Express Trust Company has a recordkeeping, trustee, investment management, or investment servicing relationship.
Send the Fund a written request along with your payment, indicating the date and the amount of the sale.
-  purchases made:
   -- with dividend or capital gain distributions from this Fund or from the same class of another American Express mutual fund, -- through or under a wrap fee product or other investment product sponsored by the Distributor or another authorized broker-dealer, investment advisor, bank or investment professional,
   -- within the University of Texas System ORP,
   -- within a segregated separate account offered by Nationwide Life Insurance
      Company or Nationwide Life and Annuity Insurance Company,
   -- within the University of Massachusetts After-Tax Savings Program, or
   -- through or under a subsidiary of AEFC offering Personal Trust Services'
      Asset-Based pricing alternative.
- shareholders whose original purchase was in a Strategist fund merged into an American Express fund in 2000.

-----------------------------------------------------------------------------
                                             PROSPECTUS -- JUNE 26, 2000  17p

CLASS B AND CLASS C -- CONTINGENT DEFERRED SALES CHARGE (CDSC) ALTERNATIVE

FOR CLASS B, the CDSC is based on the sale amount and the number of calendar years -- including the year of purchase -- between purchase and sale. The following table shows how CDSC percentages on sales decline after a purchase:

IF THE SALE IS MADE DURING THE:            THE CDSC PERCENTAGE RATE IS:
       First year                                       5%
       Second year                                      4%
       Third year                                       4%
       Fourth year                                      3%
       Fifth year                                       2%
       Sixth year                                       1%
       Seventh year                                     0%

FOR CLASS C, a 1% CDSC is charged if you sell your shares less than 1 year after purchase.

For both Class B and Class C, if the amount you are selling causes the value of your investment to fall below the cost of the shares you have purchased, the CDSC is based on the lower of the cost of those shares purchased or market value. Because the CDSC is imposed only on sales that reduce your total purchase payments, you never have to pay a CDSC on any amount that represents appreciation in the value of your shares, income earned by your shares, or capital gains.

In addition, the CDSC on your sale, if any, will be based on your oldest purchase payment. The CDSC on the next amount sold will be based on the next oldest purchase payment.

EXAMPLE:

Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 15 months, including reinvested dividends and capital gain distributions. You could sell up to $2,000 worth of shares without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you sold $2,500 worth of shares, the CDSC would apply to the $500 representing part of your original purchase price. The CDSC rate would be 4% because the sale was made during the second year after the purchase.

-----------------------------------------------------------------------------
18p  AXP TAX-EXEMPT BOND

WAIVERS OF THE SALES CHARGE FOR CLASS B AND CLASS C SHARES

The CDSC will be waived on sales of shares:

- in the event of the shareholder's death,
- held in trust for an employee benefit plan, or
- held in IRAs or certain qualified plans if American Express Trust Company is the custodian, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:
   -- at least 59 1/2 years old AND
   -- taking a retirement distribution (if the sale is part of a transfer to an IRA or qualified plan, or a custodian-to-custodian transfer, the CDSC will not be waived) OR
   -- selling under an approved substantially equal periodic payment arrangement.

EXCHANGING/SELLING SHARES

EXCHANGES

You can exchange your Fund shares at no charge for shares of the same class of any other publicly offered American Express mutual fund. Exchanges into AXP Tax-Free Money Fund may only be made from Class A shares. For complete information on the other fund, including fees and expenses, read that fund's prospectus carefully. Your exchange will be priced at the next NAV calculated after it is accepted by that fund.

YOU MAY MAKE UP TO THREE EXCHANGES (1 1/2 ROUND TRIPS) WITHIN ANY 30-DAY PERIOD.

These limits do not apply to scheduled exchange programs and certain employee benefit plans. Exceptions may be allowed with pre-approval of the Fund.

Other exchange policies:

-  Exchanges must be made into the same class of shares of the new fund.
- If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.
-  Once we receive your exchange request, you cannot cancel it.
-  Shares of the new fund may not be used on the same day for another exchange.
- If your shares are pledged as collateral, the exchange will be delayed until AECSC receives written approval from the secured party.

-----------------------------------------------------------------------------
                                             PROSPECTUS -- JUNE 26, 2000  19p

AECSC and the Fund reserve the right to reject any exchange, limit the amount, or modify or discontinue the exchange privilege, to prevent abuse or adverse effects on the Fund and its shareholders. For example, if exchanges are too numerous or too large, they may disrupt the Fund's investment strategies or increase its costs.

SELLING SHARES

You can sell your shares at any time. The payment will be mailed within seven days after accepting your request.

When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is accepted by the Fund, minus any applicable CDSC.

You can change your mind after requesting a sale and use all or part of the proceeds to purchase new shares in the same account from which you sold. If you reinvest in Class A, you will purchase the new shares at NAV rather than the offering price on the date of a new purchase. If you reinvest in Class B or Class C, any CDSC you paid on the amount you are reinvesting also will be reinvested. To take advantage of this option, send a request within 90 days of the date your sale request was received and include your account number. This privilege may be limited or withdrawn at any time and may have tax consequences.

The Fund reserves the right to redeem in kind.

For more details and a description of other sales policies, please see the SAI.

-----------------------------------------------------------------------------
20p  AXP TAX-EXEMPT BOND FUND

TO SELL OR EXCHANGE SHARES HELD THROUGH A BROKERAGE ACCOUNT OR WITH ENTITIES OTHER THAN AMERICAN EXPRESS FINANCIAL ADVISORS, PLEASE CONSULT YOUR SELLING AGENT. THE FOLLOWING SECTION EXPLAINS HOW YOU CAN EXCHANGE OR SELL SHARES HELD WITH AMERICAN EXPRESS FINANCIAL ADVISORS.

Requests to sell shares of the Fund are not allowed within 30 days of a telephoned-in address change.

IMPORTANT: If you request a sale of shares you recently purchased by a check or money order that is not guaranteed, the Fund will wait for your check to clear. It may take up to 10 days from the date of purchase before payment is made. (Payment may be made earlier if your bank provides evidence satisfactory to the Fund and AECSC that your check has cleared.)

TWO WAYS TO REQUEST AN EXCHANGE OR SALE OF SHARES

1 BY LETTER:                                                       [GRAPHIC]

Include in your letter:

-  the name of the fund(s),
-  the class of shares to be exchanged or sold,
- your mutual fund account number(s) (for exchanges, both funds must be registered in the same ownership),
-  your Social Security number or Employer Identification number,
-  the dollar amount or number of shares you want to exchange or sell,
-  signature(s) of all registered account owners,
-  for sales, indicate how you want your money delivered to you, and
-  any paper certificates of shares you hold.

REGULAR OR EXPRESS MAIL:

AMERICAN EXPRESS FUNDS
70100 AXP FINANCIAL CENTER
MINNEAPOLIS, MN 55474

-----------------------------------------------------------------------------
                                             PROSPECTUS -- JUNE 26, 2000  21p

2 BY TELEPHONE:                                                  [GRAPHIC]

American Express Client Service Corporation
Telephone Transaction Service
800-437-3133

- The Fund and AECSC will use reasonable procedures to confirm authenticity of telephone exchange or sale requests.
- Telephone exchange and sale privileges automatically apply to all accounts except custodial, corporate or qualified retirement accounts. You may request that these privileges NOT apply by writing AECSC. Each registered owner must sign the request.
- Acting on your instructions, your financial advisor may conduct telephone transactions on your behalf.
-  Telephone privileges may be modified or discontinued at any time.

MINIMUM SALE AMOUNT: $100                MAXIMUM SALE AMOUNT: $50,000

-----------------------------------------------------------------------------
22p  AXP TAX-EXEMPT BOND FUND

THREE WAYS TO RECEIVE PAYMENT WHEN YOU SELL SHARES

1 BY REGULAR OR EXPRESS MAIL:                             [GRAPHIC]

-  Mailed to the address on record.
-  Payable to names listed on the account.
   NOTE: The express mail delivery charges you pay will vary depending on the courier you select.

2 BY WIRE OR ELECTRONIC FUNDS TRANSFER:                   [GRAPHIC]

-  Minimum wire: $1,000.
-  Request that money be wired to your bank.
- Bank account must be in the same ownership as the American Express mutual fund account.
   NOTE: Pre-authorization required. For instructions, contact your financial advisor or AECSC.

3 BY SCHEDULED PAYOUT PLAN:                               [GRAPHIC]

-  Minimum payment: $50.
- Contact your financial advisor or AECSC to set up regular payments on a monthly, bimonthly, quarterly, semiannual or annual basis.
- Purchasing new shares while under a payout plan may be disadvantageous because of the sales charges.

-----------------------------------------------------------------------------
                                             PROSPECTUS -- JUNE 26, 2000  23p

Distributions and Taxes

As a shareholder you are entitled to your share of the Fund's net income and net gains. The Fund distributes dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

The Fund's net investment income is distributed to you as DIVIDENDS. Capital gains are realized when a security is sold for a higher price than was paid for it. Each realized capital gain or loss is long-term or short-term depending on the length of time the Fund held the security. Realized capital gains and losses offset each other. The Fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains are included in net investment income. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as CAPITAL GAIN DISTRIBUTIONS.

REINVESTMENTS

Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the Fund, unless:

-  you request distributions in cash, or
- you direct the Fund to invest your distributions in the same class of any publicly offered American Express mutual fund for which you have previously opened an account.

We reinvest the distributions for you at the next calculated NAV after the distribution is paid.

If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.


TAXES

Dividends distributed from interest earned on tax-exempt securities (exempt-interest dividends) are exempt from federal income taxes but may be subject to state and local taxes. Dividends distributed from capital gain distributions and other income earned are not exempt from federal income taxes. Distributions are taxable in the year the Fund declares them regardless of whether you take them in cash or reinvest them.

-----------------------------------------------------------------------------
24p  AXP TAX-EXEMPT BOND FUND

Interest on certain private activity bonds is a preference item for purposes of the individual and corporate alternative minimum taxes. To the extent the Fund earns such income, it will flow through to its shareholders and may be taxable to those shareholders who are subject to the alternative minimum tax.

Because interest on municipal bonds and notes is tax-exempt for federal income tax purposes, any interest on money you borrow that is used directly or indirectly to purchase Fund shares is not deductible on your federal income tax return. You should consult a tax advisor regarding its deductibility for state and local income tax purposes.

If you buy shares shortly before the record date of a distribution you may pay taxes on money earned by the Fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which may be taxable.

For tax purposes, an exchange is considered a sale and purchase and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year).

If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased.

IMPORTANT: This information is a brief and selective summary of some of the tax rules that apply to this Fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

-----------------------------------------------------------------------------
                                             PROSPECTUS -- JUNE 26, 2000  25p

Other Information

INVESTMENT MANAGER

The investment manager of the Fund is AEFC, 200 AXP Financial Center, Minneapolis, MN 55474. The Fund pays AEFC a fee for managing its assets. Under the Investment Management Services Agreement, the fee for the most recent fiscal year was 0.45% of its average daily net assets. Under the agreement, the Fund also pays taxes, brokerage commissions and nonadvisory expenses. AEFC or an affiliate may make payments from its own resources, which include management fees paid by the Fund, to compensate broker-dealers or other persons for providing distribution assistance. AEFC is a wholly-owned subsidiary of American Express Company, a financial services company with headquarters at American Express Tower, World Financial Center, New York, NY 10285.

-----------------------------------------------------------------------------
26p  AXP TAX-EXEMPT BOND FUND

[GRAPHIC] Financial Highlights

FISCAL PERIOD ENDED NOV. 30,

PER SHARE INCOME AND CAPITAL CHANGES(a)
                                                                         CLASS A
                                                     1999       1998       1997       1996       1995
Net asset value, beginning of period                $4.18      $4.11      $4.01      $4.06      $3.54
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .21        .21        .21        .20        .21
Net gains (losses) (both realized and unrealized)    (.34)       .07        .10       (.05)       .52
---------------------------------------------------------------------------------------------------------
Total from investment operations                     (.13)       .28        .31        .15        .73
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.21)      (.21)      (.21)      (.20)      (.21)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $3.84      $4.18      $4.11      $4.01      $4.06
---------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $877       $984       $998     $1,067     $1,162
---------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)     .77%       .73%       .73%       .73%       .71%
---------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average daily net assets                         5.17%      4.96%      5.19%      5.15%      5.52%
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate
(excluding short-term securities)                     45%        18%        19%        62%        54%
---------------------------------------------------------------------------------------------------------
Total return(c)                                    (3.22%)     6.96%      7.78%      4.01%     21.06%
---------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Effective fiscal year 1996, expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c)  Total return does not reflect payment of a sales charge.

-----------------------------------------------------------------------------
                                             PROSPECTUS -- JUNE 26, 2000  27p

FISCAL PERIOD ENDED NOV. 30,

PER SHARE INCOME AND CAPITAL CHANGES(a)
                                                      CLASS B                                      CLASS Y
                                          1999    1998   1997    1996     1995(b)   1999    1998    1997    1996     1995(b)
Net asset value,
beginning of period                      $4.18   $4.11  $4.01   $4.06    $3.88    $4.18   $4.11   $4.01   $4.06    $3.88
----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               .18     .18    .18     .17      .14      .21     .21     .21     .21      .16
Net gains (losses) (both
realized and unrealized)                  (.34)    .07    .10    (.05)     .18     (.35)    .07     .10    (.05)     .18
----------------------------------------------------------------------------------------------------------------------------
Total from investment operations          (.16)    .25    .28     .12      .32     (.14)    .28     .31     .16      .34
----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net
investment income                         (.18)   (.18)  (.18)   (.17)    (.14)    (.21)   (.21)   (.21)   (.21)    (.16)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period           $3.84   $4.18  $4.11   $4.01    $4.06    $3.83   $4.18   $4.11   $4.01    $4.06
-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                              $39     $35    $25     $20      $14     $--     $--     $--     $--      $--
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average daily net assets(c)              1.53%   1.48%   1.49%   1.49%   1.52%(d)  .67%     .63%    .60%   .55%     .58%(d)
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment
income (loss) to average
daily net assets                         4.41%   4.21%   4.43%   4.40%   4.55%(d) 5.21%    5.05%   5.34%  5.33%    5.52%(d)
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
(excluding short-term securities)          45%     18%     19%     62%     54%      45%      18%     19%    62%      54%
-----------------------------------------------------------------------------------------------------------------------------
Total return(e)                          (3.97%)  6.18%   6.94%   3.23%   8.78%  (3.32%)   7.06%   7.87%  4.19%    9.43%
-----------------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  Inception date was March 20, 1995.
(c) Effective fiscal year 1996, expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d)  Adjusted to an annual basis.
(e)  Total return does not reflect payment of a sales charge.

The information in these tables has been audited by KPMG LLP, independent auditors. The independent auditors' report and additional information about the performance of the Fund are contained in the Fund's annual report which, if not included with this prospectus, may be obtained without charge.


-----------------------------------------------------------------------------
28p  AXP TAX-EXEMPT BOND FUND

APPENDIX

2000 FEDERAL TAX-EXEMPT AND TAXABLE EQUIVALENT YIELD CALCULATION

These tables will help you determine your federal taxable yield equivalents for given rates of tax-exempt income.

STEP 1: CALCULATING YOUR MARGINAL TAX RATE.

Using your Taxable Income and Adjusted Gross Income figures as guides, you can locate your Marginal Tax Rate in the table below.

First, locate your Taxable Income in a filing status and income range in the left-hand column. Then, locate your Adjusted Gross Income at the top of the chart. At the point where your Taxable Income line meets your Adjusted Gross Income column the percentage indicated is an approximation of your federal Marginal Tax Rate. For example: Let's assume you are married filing jointly, your taxable income is $138,000 and your adjusted gross income is $175,000.

Under Taxable Income married filing jointly status, $138,000 is in the $105,950-$161,450 range. Under Adjusted Gross Income, $175,000 is in the $128,950 to $193,400 column. The Taxable Income line and Adjusted Gross Income column meet at 31.93%. This is the rate you'll use in Step 2.

-----------------------------------------------------------------------------
                                             PROSPECTUS -- JUNE 26, 2000  29p

                                               ADJUSTED GROSS INCOME*

----------------------------------------------------------------------------------------------------
TAXABLE INCOME**                     $0              $128,950          $193,400
                                     to                 to                to            Over
                                  $128,950(1)        $193,400(2)      $315,900(3)    $315,900(2)
----------------------------------------------------------------------------------------------------
MARRIED FILING JOINTLY
$     0 - $ 43,850                15.00%
 43,850 -  105,950                28.00              28.84%
105,950 -  161,450                31.00              31.93             33.32%
161,450 -  288,350                36.00              37.08             38.69           37.08%
288,350 +                         39.60                                42.56***        40.79

----------------------------------------------------------------------------------------------------
                                               ADJUSTED GROSS INCOME*
----------------------------------------------------------------------------------------------------
TAXABLE INCOME**                     $0              $128.950
                                     to                 to                Over
                                 $128,950(1)         $251,450(3)       $251,450(2)
----------------------------------------------------------------------------------------------------
SINGLE
$     0 - $ 26,250                15.00%
 26,250 -   63,550                28.00
 63,550 -  132,600                31.00              32.62%
132,600 -  288,350                36.00              37.89             37.08%
288,350 +                         39.60                                40.79
----------------------------------------------------------------------------------------------------

  * Gross income with certain adjustments before taking itemized deductions and personal exemptions.
 ** Amount subject to federal income tax after itemized deductions (or standard deduction) and personal exemptions.
*** This rate is applicable only in the limited case where your adjusted gross income is less than $315,900 and your taxable income exceeds $288,350.

(1) No Phase-out -- Assumes no phase-out of itemized deductions or personal exemptions.

(2) Itemized Deductions Phase-out -- Assumes a phase-out of itemized deductions and no current phase-out of personal exemptions.

(3) Itemized Deductions and Personal Exemption Phase-outs -- Assumes a single taxpayer has one personal exemption, joint taxpayers have two personal exemptions, personal exemptions phase-out and itemized deductions continue to phase-out. If these assumptions do not apply to you, it will be necessary to construct your own personalized tax equivalency table.

-----------------------------------------------------------------------------
30p  AXP TAX-EXEMPT BOND FUND

STEP 2: DETERMINING YOUR FEDERAL TAXABLE YIELD EQUIVALENTS.

Using 31.93%, you may determine that a tax-exempt yield of 4% is equivalent to earning a taxable 5.88% yield.

             For these TAX-EXEMPT RATES:
------------------------------------------------------------------------------------------
              3.50%     4.00%     4.50%     5.00%     5.50%     6.00%     6.50%    7.00%
------------------------------------------------------------------------------------------
MARGINAL TAX RATES Equal the TAXABLE RATES shown below:
15.00%        4.12      4.71      5.29      5.88      6.47      7.06      7.65     8.24
28.00%        4.86      5.56      6.25      6.94      7.64      8.33      9.03     9.72
28.84%        4.92      5.62      6.32      7.03      7.73      8.43      9.13     9.84
31.00%        5.07      5.80      6.52      7.25      7.97      8.70      9.42    10.14
31.93%        5.14      5.88      6.61      7.35      8.08      8.81      9.55    10.28
32.62%        5.19      5.94      6.68      7.42      8.16      8.90      9.65    10.39
33.32%        5.25      6.00      6.75      7.50      8.25      9.00      9.75    10.50
36.00%        5.47      6.25      7.03      7.81      8.59      9.38     10.16    10.94
37.08%        5.56      6.36      7.15      7.95      8.74      9.54     10.33    11.13
37.89%        5.64      6.44      7.25      8.05      8.86      9.66     10.47    11.27
38.69%        5.71      6.52      7.34      8.16      8.97      9.79     10.60    11.42
39.60%        5.79      6.62      7.45      8.28      9.11      9.93     10.76    11.59
40.79%        5.91      6.76      7.60      8.44      9.29     10.13     10.98    11.82
42.56%        6.09      6.96      7.83      8.70      9.58     10.45     11.32    12.19
------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------
                                             PROSPECTUS -- JUNE 26, 2000  31p

AMERICAN
  EXPRESS-Registered Trademark-
 FUNDS

This Fund, along with the other American Express mutual funds, is distributed by American Express Financial Advisors Inc. and can be purchased from an American Express financial advisor or from other authorized broker-dealers or third parties. The Funds can be found under the "Amer Express" banner in most mutual fund quotations.

Additional information about the Fund and its investments is available in the Fund's Statement of Additional Information (SAI), annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund during its last fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report or the semiannual report contact your selling agent or American Express Client Service Corporation.

American Express Funds
70100 AXP Financial Center, Minneapolis, MN 55474
800-862-7919 TTY: 800-846-4852
Web site address:

http://www.americanexpress.com/advisors

You may review and copy information about the Fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at (http://www.sec.gov). Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

Investment Company Act File #811-2686

TICKER SYMBOL
CLASS A: INTAX    CLASS B: ITEBX    CLASS C: N/A  CLASS Y: N/A


                                                                    [LOGO]

                                                        S-6310-99 T (6/00)

                         AXP(SM) TAX-EXEMPT SERIES, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

                                       FOR

                 AXP(SM) INTERMEDIATE TAX-EXEMPT FUND (the Fund)

                                  Jan. 28, 2000

                           Revised as of June 26, 2000

This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus and the financial statements contained in the most recent Annual Report to shareholders (Annual Report) that may be obtained from your financial advisor or by writing to American Express Client Service Corporation, P.O. Box 534, Minneapolis, MN 55440-0534 or by calling 800-862-7919.

The Independent Auditors' Report and the Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities, contained in the Annual Report are incorporated in this SAI by reference. No other portion of the Annual Report, however, is incorporated by reference. The prospectus for the Fund, dated the same date as this SAI, also is incorporated in this SAI by reference.

                                TABLE OF CONTENTS

Mutual Fund Checklist.........................................p.3

Fundamental Investment Policies...............................p.5

Investment Strategies and Types of Investments................p.6

Information Regarding Risks and Investment Strategies.........p.8

Security Transactions........................................p.27

Brokerage Commissions Paid to Brokers Affiliated with
American Express Financial Corporation.......................p.28

Performance Information......................................p.28

Valuing Fund Shares..........................................p.31

Investing in the Fund........................................p.32

Selling Shares...............................................p.34

Pay-out Plans................................................p.35

Capital Loss Carryover.......................................p.36

Taxes........................................................p.36

Agreements...................................................p.37

Organizational Information...................................p.40

Board Members and Officers...................................p.43

Compensation for Board Members...............................p.45

Independent Auditors.........................................p.46

Appendix:  Description of Ratings............................p.47

MUTUAL FUND CHECKLIST


                    [X] Mutual funds are NOT guaranteed or insured by any bank or government agency. You can lose money.

                    [X] Mutual funds ALWAYS carry investment risks. Some types carry more risk than others.

                    [X] A higher rate of return typically involves a higher risk of loss.

                    [X] Past performance is not a reliable indicator of future performance.

                    [X] ALL mutual funds have costs that lower investment return.

                    [X] You can buy some mutual funds by contacting them directly. Others, like this one, are sold mainly through brokers, banks, financial planners, or insurance agents. If you buy through these financial professionals, you generally will pay a sales charge.

                    [X] Shop around. Compare a mutual fund with others of the same type before you buy.

OTHER IDEAS FOR SUCCESSFUL MUTUAL FUND INVESTING:

Develop a Financial Plan

Have a plan - even a simple plan can help you take control of your financial future. Review your plan with your advisor at least once a year or more frequently if your circumstances change.

Dollar-Cost Averaging

An investment technique that works well for many investors is one that eliminates random buy and sell decisions. One such system is dollar-cost averaging. Dollar-cost averaging involves building a portfolio through the investment of fixed amounts of money on a regular basis regardless of the price or market condition. This may enable an investor to smooth out the effects of the volatility of the financial markets. By using this strategy, more shares will be purchased when the price is low and less when the price is high. As the accompanying chart illustrates, dollar-cost averaging tends to keep the average price paid for the shares lower than the average market price of shares purchased, although there is no guarantee.

While this does not ensure a profit and does not protect against a loss if the market declines, it is an effective way for many shareholders who can continue investing through changing market conditions to accumulate shares to meet long-term goals.

Dollar-cost averaging:

Regular           Market Price        Shares
Investment        of a Share          Acquired
    $100               $6.00            16.7
     100                4.00            25.0
     100                4.00            25.0
     100                6.00            16.7
     100                5.00            20.0
   -----            --------          ------
    $500              $25.00           103.4

Average market price of a share over 5 periods:    $5.00 ($25.00 divided by 5)
The average price you paid for each share:         $4.84 ($500 divided by 103.4)

Diversify

Diversify your portfolio. By investing in different asset classes and different economic environments you help protect against poor performance in one type of investment while including investments most likely to help you achieve your important goals.

Understand Your Investment

Know what you are buying. Make sure you understand the potential risks, rewards, costs, and expenses associated with each of your investments.

FUNDAMENTAL INVESTMENT POLICIES

Fundamental investment policies adopted by the Fund cannot be changed without the approval of a majority of the outstanding voting securities of the Fund as defined in the Investment Company Act of 1940, as amended (the 1940 Act).

Notwithstanding any of the Fund's other investment policies, the Fund may invest its assets in an open-end management investment company having substantially the same investment objectives, policies, and restrictions as the Fund for the purpose of having those assets managed as part of a combined pool.

The policies below are fundamental policies that apply to the Fund and may be changed only with shareholder approval. Unless holders of a majority of the outstanding voting securities agree to make the change, the Fund will not:

o Under normal market conditions, invest less than 80% of its net assets in bonds and other debt securities issued by or on behalf of state or local governmental units whose interest, in the opinion of counsel for the issuer, is exempt from federal income tax. For purposes of the 80% policy, the Fund will not include any investments subject to the alternative minimum tax.

o Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

o Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing.

o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

o Invest more than 5% of its total assets in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities, and except that up to 25% of the Fund's total assets may be invested without regard to this 5% limitation. For purposes of this policy, the terms of a municipal security determine the issuer.

o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

o    Lend Fund securities in excess of 30% of its net assets.

Except  for  the  fundamental   investment  policies  listed  above,  the  other
investment policies described in the prospectus and in this SAI are not fundamental and may be changed by the board at any time.

INVESTMENT STRATEGIES AND TYPES OF INVESTMENTS

This table shows various investment strategies and investments that many funds are allowed to engage in and purchase. It is intended to show the breadth of investments that the investment manager may make on behalf of the Fund. For a description of principal risks, please see the prospectus. Notwithstanding the Fund's ability to utilize these strategies and techniques, the investment manager is not obligated to use them at any particular time. For example, even though the investment manager is authorized to adopt temporary defensive positions and is authorized to attempt to hedge against certain types of risk, these practices are left to the investment manager's sole discretion.

----------------------------------------------------- --------------------------
Investment strategies & types of investments:          Allowable for the Fund?
----------------------------------------------------- --------------------------
Agency and Government Securities                                 yes
----------------------------------------------------- --------------------------
Borrowing                                                        yes
----------------------------------------------------- --------------------------
Cash/Money Market Instruments                                    yes
----------------------------------------------------- --------------------------
Collateralized Bond Obligations                                  yes
----------------------------------------------------- --------------------------
Commercial Paper                                                 yes
----------------------------------------------------- --------------------------
Common Stock                                                     no
----------------------------------------------------- --------------------------
Convertible Securities                                           yes
----------------------------------------------------- --------------------------
Corporate Bonds                                                  yes
----------------------------------------------------- --------------------------
Debt Obligations                                                 yes
----------------------------------------------------- --------------------------
Depositary Receipts                                              no
----------------------------------------------------- --------------------------
Derivative Instruments                                           yes
----------------------------------------------------- --------------------------
Foreign Currency Transactions                                    yes
----------------------------------------------------- --------------------------
Foreign Securities                                               yes
----------------------------------------------------- --------------------------
High-Yield (High-Risk) Securities (Junk Bonds)                   yes
----------------------------------------------------- --------------------------
Illiquid and Restricted Securities                               yes
----------------------------------------------------- --------------------------
Indexed Securities                                               yes
----------------------------------------------------- --------------------------
Inverse Floaters                                                 yes
----------------------------------------------------- --------------------------
Investment Companies                                             yes
----------------------------------------------------- --------------------------
Lending of Portfolio Securities                                  yes
----------------------------------------------------- --------------------------
Loan Participations                                              yes
----------------------------------------------------- --------------------------
Mortgage- and Asset-Backed Securities                            yes
----------------------------------------------------- --------------------------
Mortgage Dollar Rolls                                            yes
----------------------------------------------------- --------------------------
Municipal Obligations                                            yes
----------------------------------------------------- --------------------------
Preferred Stock                                                  no
----------------------------------------------------- --------------------------
Real Estate Investment Trusts                                    yes
----------------------------------------------------- --------------------------
Repurchase Agreements                                            yes
----------------------------------------------------- --------------------------
Reverse Repurchase Agreements                                    yes
----------------------------------------------------- --------------------------
Short Sales                                                      no
----------------------------------------------------- --------------------------
Sovereign Debt                                                   yes
----------------------------------------------------- --------------------------
Structured Products                                              yes
----------------------------------------------------- --------------------------
Variable- or Floating-Rate Securities                            yes
----------------------------------------------------- --------------------------
Warrants                                                         yes
----------------------------------------------------- --------------------------
When-Issued Securities                                           yes
----------------------------------------------------- --------------------------
Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities             yes
----------------------------------------------------- --------------------------

The following are guidelines that may be changed by the board at any time:

o At least 80% of the Fund's net assets will be invested in bonds and other debt securities rated in the top four grades by Moody's Investors Service, Inc., Standard & Poor's Corporation, Fitch Investors Service, Inc. or be of comparable rating given by other independent rating agencies or in unrated bonds or other debt securities which, in the investment manager's opinion, are of investment grade quality.

o A portion of the Fund's assets may be invested in bonds whose interest is subject to the alternative minimum tax computation. As long as the staff of the SEC maintains its current position that a fund calling itself a "tax-exempt" fund may not invest more than 20% of its net assets in these bonds, the Fund will limit its investments in these bonds to 20% of its net assets.

o The Fund may invest more than 25% of its total net assets in a particular segment of the municipal securities market or in securities relating to a particular state. Such markets may include electric revenue bonds, hospital bonds, housing bonds, industrial bonds, airport bonds, or in securities the interest on which is paid from revenues of a similar type of project. The Fund also may invest more than 25% of its total assets in industrial revenue bonds, but it does not intend to invest more than 25% of its total assets in industrial revenue bonds issued for companies in the same industry or state.

o The Fund may invest 20% of its assets in bonds rated or considered below investment grade (less than BBB/Baa). The Fund will not invest in bonds rated below BB/Ba or in unrated bonds of equivalent quality.

o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

o Short-term tax-exempt debt securities rated in the top two grades or the equivalent are used to meet daily cash needs and at various times to hold assets until better investment opportunities arise. Under extraordinary conditions where, in the opinion of the investment manager, appropriate short-term tax-exempt securities are not available, the Fund may invest up to 20% of its net assets in certain taxable investments for temporary defensive purposes.

o The Fund will not buy on margin or sell short, except the Fund may use derivative instruments.

o The Fund will not invest in voting securities or securities of investment companies.

INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

RISKS

The following is a summary of common risk characteristics. Following this summary is a description of certain investments and investment strategies and the risks most commonly associated with them (including certain risks not described below and, in some cases, a more comprehensive discussion of how the risks apply to a particular investment or investment strategy). Please remember that a mutual fund's risk profile is largely defined by the fund's primary securities and investment strategies. However, most mutual funds are allowed to use certain other strategies and investments that may have different risk characteristics. Accordingly, one or more of the following types of risk will be associated with the Fund at any time (for a description of principal risks, please see the prospectus):

Call/Prepayment Risk

The risk that a bond or other security might be called (or otherwise converted, prepaid, or redeemed) before maturity. This type of risk is closely related to "reinvestment risk."

Correlation Risk

The risk that a given transaction may fail to achieve its objectives due to an imperfect relationship between markets. Certain investments may react more negatively than others in response to changing market conditions.

Credit Risk

The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation (such as payments due on a bond or a note). The price of junk bonds may react more to the ability of the issuing company to pay interest and principal when due than to changes in interest rates. Junk bonds have greater price fluctuations and are more likely to experience a default than investment grade bonds.

Event Risk

Occasionally, the value of a security may be seriously and unexpectedly changed by a natural or industrial accident or occurrence.

Foreign/Emerging Markets Risk

The following are all components of foreign/emerging markets risk:

         Country risk includes the political, economic, and other conditions of a country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets.

         Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.

         Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

         Emerging markets risk includes the dramatic pace of change (economic, social, and political) in emerging market countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

Inflation Risk

Also known as purchasing power risk, inflation risk measures the effects of continually rising prices on investments. If an investment's yield is lower than the rate of inflation, your money will have less purchasing power as time goes on.

Interest Rate Risk

The risk of losses attributable to changes in interest rates. This term is generally associated with bond prices (when interest rates rise, bond prices fall). In general, the longer the maturity of a bond, the higher its yield and the greater its sensitivity to changes in interest rates.

Issuer Risk

The risk that an issuer, or the value of its stocks or bonds, will perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

Legal/Legislative Risk

Congress and other governmental units have the power to change existing laws affecting securities. A change in law might affect an investment adversely.

Leverage Risk

Some derivative investments (such as options, futures, or options on futures) require little or no initial payment and base their price on a security, a currency, or an index. A small change in the value of the underlying security, currency, or index may cause a sizable gain or loss in the price of the instrument.

Liquidity Risk

Securities may be difficult or impossible to sell at the time that the Fund would like. The Fund may have to lower the selling price, sell other investments, or forego an investment opportunity.

Management Risk

The risk that a strategy or selection method utilized by the investment manager may fail to produce the intended result. When all other factors have been accounted for and the investment manager chooses an investment, there is always the possibility that the choice will be a poor one.

Market Risk

The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Reinvestment Risk

The risk that an investor will not be able to reinvest income or principal at the same rate it currently is earning.

Sector/Concentration Risk

Investments that are concentrated in a particular issuer, geographic region, or industry will be more susceptible to changes in price (the more you diversify, the more you spread risk).

Small Company Risk

Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less than is typical of larger companies.

INVESTMENT STRATEGIES

The following information supplements the discussion of the Fund's investment objectives, policies, and strategies that are described in the prospectus and in this SAI. The following describes many strategies that many mutual funds use and types of securities that they purchase. Please refer to the section entitled Investment Strategies and Types of Investments to see which are applicable to the Fund.

Agency and Government Securities

The U.S. government and its agencies issue many different types of securities. U.S. Treasury bonds, notes, and bills and securities including mortgage pass through certificates of the Government National Mortgage Association (GNMA) are guaranteed by the U.S. government. Other U.S. government securities are issued or guaranteed by federal agencies or government-sponsored enterprises but are not guaranteed by the U.S. government. This may increase the credit risk associated with these investments.

Government-sponsored entities issuing securities include privately owned, publicly chartered entities created to reduce borrowing costs for certain sectors of the economy, such as farmers, homeowners, and students. They include the Federal Farm Credit Bank System, Farm Credit Financial Assistance
Corporation, Federal Home Loan Bank, FHLMC, FNMA, Student Loan Marketing Association (SLMA), and Resolution Trust Corporation (RTC). Government-sponsored entities may issue discount notes (with maturities ranging from overnight to 360 days) and bonds. Agency and government securities are subject to the same concerns as other debt obligations. (See also Debt Obligations and Mortgage- and Asset-Backed Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with agency and government securities include:
Call/Prepayment Risk, Inflation Risk, Interest Rate Risk, Management Risk, and Reinvestment Risk.

Borrowing

The Fund may borrow money from banks for temporary or emergency purposes and make other investments or engage in other transactions permissible under the 1940 Act that may be considered a borrowing (such as derivative instruments). Borrowings are subject to costs (in addition to any interest that may be paid) and typically reduce the Fund's total return. Except as qualified above, however, the Fund will not buy securities on margin.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with borrowing include: Inflation Risk and Management Risk.

Cash/Money Market Instruments

The Fund may maintain a portion of its assets in cash and cash-equivalent investments. Cash-equivalent investments include short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances, and letters of credit of banks or savings and loan associations having capital, surplus, and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. The Fund also may purchase short-term notes and obligations of U.S. and foreign banks and corporations and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. (See also Commercial Paper, Debt Obligations, Repurchase Agreements, and Variable- or Floating-Rate Securities.) These types of instruments generally offer low rates of return and subject the Fund to certain costs and expenses.

See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with cash/money market instruments include: Credit Risk, Inflation Risk, and Management Risk.

Collateralized Bond Obligations

Collateralized bond obligations (CBOs) are investment grade bonds backed by a pool of junk bonds. CBOs are similar in concept to collateralized mortgage obligations (CMOs), but differ in that CBOs represent different degrees of credit quality rather than different maturities. (See also Mortgage- and Asset-Backed Securities.) Underwriters of CBOs package a large and diversified pool of high-risk, high-yield junk bonds, which is then separated into "tiers." Typically, the first tier represents the higher quality collateral and pays the lowest interest rate; the second tier is backed by riskier bonds and pays a higher rate; the third tier represents the lowest credit quality and instead of receiving a fixed interest rate receives the residual interest payments--money that is left over after the higher tiers have been paid. CBOs, like CMOs, are substantially overcollateralized and this, plus the diversification of the pool backing them, earns them investment-grade bond ratings. Holders of third-tier CBOs stand to earn high yields or less money depending on the rate of defaults in the collateral pool. (See also High-Yield (High-Risk) Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with CBOs include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, and Management Risk.

Commercial Paper

Commercial paper is a short-term debt obligation with a maturity ranging from 2 to 270 days issued by banks, corporations, and other borrowers. It is sold to investors with temporary idle cash as a way to increase returns on a short-term basis. These instruments are generally unsecured, which increases the credit risk associated with this type of investment. (See also Debt Obligations and Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with commercial paper include: Credit Risk, Liquidity Risk, and Management Risk.

Common Stock

Common stock represents units of ownership in a corporation. Owners typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. In the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock.

The price of common stock is generally determined by corporate earnings, type of products or services offered, projected growth rates, experience of management, liquidity, and general market conditions for the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with common stock include: Issuer Risk, Management Risk, Market Risk, and Small Company Risk.

Convertible Securities

Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into common stock of the same or a different issuer within a particular period of time at a specified price. Some convertible securities, such as preferred equity-redemption cumulative stock (PERCs), have mandatory conversion features. Others are voluntary. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with convertible securities include: Call/Prepayment
Risk, Interest Rate Risk, Issuer Risk, Management Risk, Market Risk, and Reinvestment Risk.

Corporate Bonds

Corporate bonds are debt obligations issued by private corporations, as distinct from bonds issued by a government agency or a municipality. Corporate bonds typically have four distinguishing features: (1) they are taxable; (2) they have a par value of $1,000; (3) they have a term maturity, which means they come due all at once; and (4) many are traded on major exchanges. Corporate bonds are subject to the same concerns as other debt obligations. (See also Debt Obligations and High-Yield (High-Risk) Securities.)

Corporate bonds may be either secured or unsecured. Unsecured corporate bonds are generally referred to as "debentures." See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with corporate bonds include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Management Risk, and Reinvestment Risk.

Debt Obligations

Many different types of debt obligations exist (for example, bills, bonds, or notes). Issuers of debt obligations have a contractual obligation to pay interest at a specified rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call these securities during periods of falling interest rates. When this happens, an investor may have to replace these securities with lower yielding securities, which could result in a lower return.

The market value of debt obligations is affected primarily by changes in prevailing interest rates and the issuers perceived ability to repay the debt. The market value of a debt obligation generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price usually rises, and when prevailing interest rates rise, the price usually declines.

In general, the longer the maturity of a debt obligation, the higher its yield and the greater the sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

As noted, the values of debt obligations also may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings. (See also Agency and Government Securities, Corporate Bonds, and High-Yield (High-Risk) Securities.)

All ratings limitations are applied at the time of purchase. Subsequent to purchase, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of such a security, but it will be a factor in considering whether to continue to hold the security. To the extent that ratings change as a result of changes in a rating organization or their rating systems, the Fund will attempt to use comparable ratings as standards for selecting investments.

See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with debt obligations include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Management Risk, and Reinvestment Risk.

Depositary Receipts

Some foreign securities are traded in the form of American  Depositary  Receipts
(ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, depositary receipts in registered form are designed for use in the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts involve the risks of other investments in foreign securities. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications. (See also Common Stock and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with depositary receipts include: Foreign/Emerging Markets Risk, Issuer Risk, Management Risk, and Market Risk.

Derivative Instruments

Derivative instruments are commonly defined to include securities or contracts whose values depend, in whole or in part, on (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities.

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns. Derivative instruments are characterized by requiring little or no initial payment. Their value changes daily based on a security, a currency, a group of securities or currencies, or an index. A small change in the value of the underlying security, currency, or index can cause a sizable gain or loss in the price of the derivative instrument.

Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, and exchange-traded futures. Forward-based derivatives are sometimes referred to generically as "futures contracts." Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on futures) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or futures in different ways, and by applying these structures to a wide range of underlying assets.

         Options. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees for the length of the contract to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option during the length of the contract, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash or securities of equivalent value (in the case of a put) that would be required upon exercise.

The price paid by the buyer for an option is called a premium. In addition to the premium, the buyer generally pays a broker a commission. The writer receives a premium, less another commission, at the time the option is written. The premium received by the writer is retained whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price.

When an option is purchased, the buyer pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security when the option is exercised. For record keeping and tax purposes, the price obtained on the sale of the underlying security is the combination of the exercise price, the premium, and both commissions.

One of the risks an investor assumes when it buys an option is the loss of the premium. To be beneficial to the investor, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then, the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

Options on many securities are listed on options exchanges. If the Fund writes listed options, it will follow the rules of the options exchange. Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, CBOE, or NASDAQ will be valued at the last quoted sales price or, if such a price is not readily available, at the mean of the last bid and ask prices.

Options on certain securities are not actively traded on any exchange, but may be entered into directly with a dealer. These options may be more difficult to close. If an investor is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call written by the investor expires or is exercised.

         Futures Contracts. A futures contract is a sales contract between a buyer (holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Many futures contracts trade in a manner similar to the way a stock trades on a stock exchange and the commodity exchanges.

Generally, a futures contract is terminated by entering into an offsetting transaction. An offsetting transaction is effected by an investor taking an opposite position. At the time a futures contract is made, a good faith deposit called initial margin is set up. Daily thereafter, the futures contract is valued and the payment of variation margin is required so that each day an investor would pay out cash in an amount equal to any decline in the contract's value or receive cash equal to any increase. At the time a futures contract is closed out, a nominal commission is paid, which is generally lower than the commission on a comparable transaction in the cash market.

Futures contracts may be based on various securities, securities indices (such as the S&P 500 Index), foreign currencies and other financial instruments and indices.

         Options on Futures Contracts. Options on futures contracts give the holder a right to buy or sell futures contracts in the future. Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date (some futures are settled in cash), an option on a futures contract merely entitles its holder to decide on or before a future date (within nine months of the date of issue) whether to enter into a contract. If the holder decides not to enter into the contract, all that is lost is the amount (premium) paid for the option. Further, because the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract. However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value does change daily.

One of the risks in buying an option on a futures contract is the loss of the premium paid for the option. The risk involved in writing options on futures contracts an investor owns, or on securities held in its portfolio, is that there could be an increase in the market value of these contracts or securities. If that occurred, the option would be exercised and the asset sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. An investor could enter into a closing transaction by purchasing an option with the same terms as the one previously sold. The cost to close the option and terminate the investor's obligation, however, might still result in a loss. Further, the investor might not be able to close the option because of insufficient activity in the options market. Purchasing options also limits the use of monies that might otherwise be available for long-term investments.

         Options on Stock Indexes. Options on stock indexes are securities traded on national securities exchanges. An option on a stock index is similar to an option on a futures contract except all settlements are in cash. A fund exercising a put, for example, would receive the difference between the exercise price and the current index level.

         Tax Treatment. As permitted under federal income tax laws and to the extent the Fund is allowed to invest in futures contacts, the Fund intends to identify futures contracts as mixed straddles and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. If the Fund is using short futures contracts for hedging purposes, the Fund may be required to defer recognizing losses incurred on short futures contracts and on underlying securities.

Federal income tax treatment of gains or losses from transactions in options on futures contracts and indexes will depend on whether the option is a section 1256 contract. If the option is a non-equity option, the Fund will either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term.

The IRS has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements.

Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.

         Other Risks of Derivatives.

The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose an investor to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the investment manager's ability to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities.
There can be no assurance that any particular strategy will succeed.

Another risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, an investor will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses.

When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

Derivatives also are subject to the risk that they cannot be sold, closed out, or replaced quickly at or very close to their fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

Another risk is caused by the legal unenforcibility of a party's obligations under the derivative. A counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(See also Foreign Currency Transactions.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with derivative instruments include: Leverage Risk, Liquidity Risk, and Management Risk.

Foreign Currency Transactions

Since investments in foreign countries usually involve currencies of foreign countries, the value of an investor's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, an investor may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time causing a fund's NAV to fluctuate. Currency exchange rates are generally determined by the forces of supply and demand in the foreign exchange markets, actual or anticipated changes in interest rates, and other complex factors. Currency exchange rates also can be affected by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments. Many funds utilize diverse types of derivative instruments in connection with their foreign currency exchange transactions.

(See also Derivative Instruments and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign currency transactions include: Correlation Risk, Interest Rate Risk, Leverage Risk, Liquidity Risk, and Management Risk.

Foreign Securities

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations involve special risks, including those set forth below, which are not typically associated with investing in U.S. securities. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies. Additionally, many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than the volume and liquidity in the U.S. and, at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance, settlement, registration, and communication procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in such procedures could result in temporary periods when assets are uninvested and no return is earned on them. The inability of an investor to make intended security purchases due to such problems could cause the investor to miss attractive investment opportunities. Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the security may be more or less than the purchase price). Some foreign markets also have compulsory depositories (i.e., an investor does not have a choice as to where the securities are held). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Further, an investor may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the U.S. It may be more difficult for an investor's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delays or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of additional withholding or confiscatory taxes, political, social, or economic instability, diplomatic developments that could affect investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures).

The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

The introduction of a single currency, the euro, on January 1, 1999 for participating European nations in the Economic and Monetary Union ("EU") presents unique uncertainties, including whether the payment and operational systems of banks and other financial institutions will be ready by the scheduled launch date; the creation of suitable clearing and settlement payment systems for the new currency; the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2000 and beyond; whether the interest rate, tax or labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other EU countries such as the United Kingdom, Denmark, and Greece into the euro and the admission of other non-EU countries such as Poland, Latvia, and Lithuania as members of the EU may have an impact on the euro.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign securities include: Foreign/Emerging Markets Risk, Issuer Risk, and Management Risk.

High-Yield (High-Risk) Securities (Junk Bonds)

High yield (high-risk) securities are sometimes referred to as "junk bonds." They are non-investment grade (lower quality) securities that have speculative characteristics. Lower quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

See the appendix for a discussion of securities ratings. (See also Debt Obligations.)

The lower-quality and comparable unrated security market is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such conditions could severely disrupt the market for and adversely affect the value of such securities.

All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecast, or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower quality security defaulted, an investor might incur additional expenses to seek recovery.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the securities. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

An investor may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower quality and comparable unrated securities, there is no established retail secondary market for many of these securities. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities also may make it more difficult for an investor to obtain accurate market quotations. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Legislation may be adopted from time to time designed to limit the use of certain lower quality and comparable unrated securities by certain issuers.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with high-yield (high-risk) securities include:
Call/Prepayment Risk, Credit Risk, Currency Risk, Interest Rate Risk, and Management Risk.

Illiquid and Restricted Securities

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable). These securities may include, but are not limited to, certain securities that are subject to legal or contractual restrictions on resale, certain repurchase agreements, and derivative instruments.

To the extent the Fund invests in illiquid or restricted securities, it may encounter difficulty in determining a market value for such securities.
Disposing of illiquid or restricted securities may involve time- consuming negotiations and legal expense, and it may be difficult or impossible for the Fund to sell such an investment promptly and at an acceptable price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with illiquid and restricted securities include:
Liquidity Risk and Management Risk.

Indexed Securities

The value of indexed securities is linked to currencies, interest rates, commodities, indexes, or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself and they may be less liquid than the securities represented by the index. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with indexed securities include: Liquidity Risk, Management Risk, and Market Risk.

Inverse Floaters

Inverse floaters are created by underwriters using the interest payment on securities. A portion of the interest received is paid to holders of instruments based on current interest rates for short-term securities. The remainder, minus a servicing fee, is paid to holders of inverse floaters. As interest rates go down, the holders of the inverse floaters receive more income and an increase in the price for the inverse floaters. As interest rates go up, the holders of the inverse floaters receive less income and a decrease in the price for the inverse floaters. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with inverse floaters include: Interest Rate Risk and Management Risk.

Investment Companies

The Fund may invest in securities issued by registered and unregistered investment companies. These investments may involve the duplication of advisory fees and certain other expenses.

Although one or more of the other risks described in this SAI may apply, the largest risk associated with the securities of other investment companies includes: Management Risk and Market Risk.

Lending of Portfolio Securities

The Fund may lend certain of its portfolio securities to broker-dealers. The current policy of the Fund's board is to make these loans, either long- or short-term, to broker-dealers. In making loans, the Fund receives the market price in cash, U.S. government securities, letters of credit, or such other collateral as may be permitted by regulatory agencies and approved by the board. If the market price of the loaned securities goes up, the Fund will get additional collateral on a daily basis. The risks are that the borrower may not provide additional collateral when required or return the securities when due. During the existence of the loan, the Fund receives cash payments equivalent to all interest or other distributions paid on the loaned securities. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest, or other distributions on the securities loaned.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the lending of portfolio securities include:
Credit Risk and Management Risk.

Loan Participations

Loans, loan participations, and interests in securitized loan pools are interests in amounts owed by a corporate, governmental, or other borrower to a lender or consortium of lenders (typically banks, insurance companies, investment banks, government agencies, or international agencies). Loans involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to an investor in the event of fraud or misrepresentation.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with loan participations include: Credit Risk and Management Risk.

Mortgage- and Asset-Backed Securities

Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations (CMOs). These securities may be issued or guaranteed by U.S. government agencies or instrumentalities (see also Agency and Government Securities), or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

Stripped mortgage-backed securities are a type of mortgage-backed security that receive differing proportions of the interest and principal payments from the underlying assets. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities.

The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. If prepayments of principal are greater than anticipated, an investor in IOs may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

CMOs are hybrid mortgage-related instruments secured by pools of mortgage loans or other mortgage-related securities, such as mortgage pass through securities or stripped mortgage-backed securities. CMOs may be structured into multiple classes, often referred to as "tranches," with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than its stated maturity.

The yield characteristics of mortgage-backed securities differ from those of other debt securities. Among the differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and principal may be repaid at any time. These factors may reduce the expected yield.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed debt obligations represent direct or indirect participation in, or secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage- and asset-backed securities include:
Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Liquidity Risk, and Management Risk.

Mortgage Dollar Rolls

Mortgage dollar rolls are investments whereby an investor would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While an investor would forego principal and interest paid on the mortgage-backed securities during the roll period, the investor would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The investor also could be compensated through the receipt of fee income equivalent to a lower forward price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage dollar rolls include: Credit Risk, Interest Rate Risk, and Management Risk.

Municipal Obligations

Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States (including the District of Columbia and Puerto Rico). The interest on these obligations is generally exempt from federal income tax. Municipal obligations are generally classified as either "general obligations" or "revenue obligations."

General  obligation  bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.

Municipal  lease  obligations  may  take the  form of a  lease,  an  installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities. An investor may purchase these obligations directly, or it may purchase participation interests in such obligations. Municipal leases may be subject to greater risks than general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet in order to issue municipal obligations. Municipal leases may contain a covenant by the state or municipality to budget for and make payments due under the obligation. Certain municipal leases may, however, provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year.

Yields on municipal bonds and notes depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The municipal bond market has a large number of different issuers, many having smaller sized bond issues, and a wide choice of different maturities within each issue. For these reasons, most municipal bonds do not trade on a daily basis and many trade only rarely. Because many of these bonds trade infrequently, the spread between the bid and offer may be wider and the time needed to develop a bid or an offer may be longer than other security markets. See the appendix for a discussion of securities ratings. (See also Debt Obligations.)

Taxable Municipal Obligations. There is another type of municipal obligation that is subject to federal income tax for a variety of reasons. These municipal obligations do not qualify for the federal income exemption because (a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality's underfunded pension plan.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with municipal obligations include: Credit Risk, Event Risk, Inflation Risk, Interest Rate Risk, Legal/Legislative Risk, and Market Risk.

Preferred Stock

Preferred stock is a type of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with preferred stock include: Issuer Risk, Management Risk, and Market Risk.

Real Estate Investment Trusts

Real estate investment trusts (REITs) are entities that manage a portfolio of real estate to earn profits for their shareholders. REITs can make investments in real estate such as shopping centers, nursing homes, office buildings, apartment complexes, and hotels. REITs can be subject to extreme volatility due to fluctuations in the demand for real estate, changes in interest rates, and adverse economic conditions. Additionally, the failure of a REIT to continue to qualify as a REIT for tax purposes can materially affect its value.

Although one or more of the other risks described in this SAI may apply, the largest associated with REITs include: Issuer Risk, Management Risk, and Market Risk.

Repurchase Agreements

The Fund may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, the Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with repurchase agreements include: Credit Risk and Management Risk.

Reverse Repurchase Agreements

In a reverse repurchase agreement, the investor would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The investor generally retains the right to interest and principal payments on the security. Since the investor receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with reverse repurchase agreements include: Credit Risk, Interest Rate Risk, and Management Risk.

Short Sales

With short sales, an investor sells a security that it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the investor must borrow the security to make delivery to the buyer. The investor is obligated to replace the security that was borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the investor sold the security. A fund that is allowed to utilize short sales will designate cash or liquid securities to cover its open short positions. Those funds also may engage in "short sales against the box," a form of short-selling that involves selling a security that an investor owns (or has an unconditioned right to purchase) for delivery at a specified date in the future. This technique allows an investor to hedge protectively against anticipated declines in the market of its securities. If the value of the securities sold short increased between the date of the short sale and the date on which the borrowed security is replaced, the investor loses the opportunity to participate in the gain. A "short sale against the box" will result in a constructive sale of appreciated securities thereby generating capital gains for the Fund.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with short sales include: Management Risk and Market Risk.

Sovereign Debt

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. (See also Foreign Securities.)

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

Sovereign debt includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.

Although  one or more of the other risks  described  in this SAI may apply,  the
largest  risks   associated   with   sovereign   debt   include:   Credit  Risk,
Foreign/Emerging Markets Risk, and Management Risk.

Structured Products

Structured products are over-the-counter financial instruments created specifically to meet the needs of one or a small number of investors. The instrument may consist of a warrant, an option, or a forward contract embedded in a note or any of a wide variety of debt, equity, and/or currency combinations. Risks of structured products include the inability to close such instruments, rapid changes in the market, and defaults by other parties. (See also Derivative Instruments.)

Although  one or more of the other risks  described  in this SAI may apply,  the
largest  risks  associated  with  structured  products  include:   Credit  Risk,
Liquidity Risk, and Management Risk.

Variable- or Floating-Rate Securities

The Fund may invest in securities that offer a variable- or floating-rate of interest. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes.

Variable- or floating-rate securities frequently include a demand feature enabling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time. Some securities that do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics.

Variable-rate demand notes include master demand notes that are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded.

There generally is not an established secondary market for these obligations. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and may involve heightened risk of default by the issuer.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with variable- or floating-rate securities include:
Credit Risk and Management Risk.

Warrants

Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. Warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with warrants include: Management Risk and Market Risk.

When-Issued Securities

These instruments are contracts to purchase securities for a fixed price at a future date beyond normal settlement time (when-issued securities or forward commitments). The price of debt obligations purchased on a when-issued basis, which may be expressed in yield terms, generally is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within 45 days of the purchase although in some cases settlement may take longer. The investor does not pay for the securities or receive dividends or interest on them until the contractual settlement date. Such instruments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the investor's other assets. In addition, when the Fund engages in forward commitment and when-issued transactions, it relies on the counterparty to consummate the transaction. The failure of the counterparty to consummate the transaction may result in the Fund losing the opportunity to obtain a price and yield considered to be advantageous.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with when-issued securities include: Credit Risk and Management Risk.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with when-issued securities include: Credit Risk and Management Risk.

Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities

These securities are debt obligations that do not make regular cash interest payments (see also Debt Obligations). Zero-coupon and step-coupon securities are sold at a deep discount to their face value because they do not pay interest until maturity. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, the price of these securities can be extremely volatile when interest rates fluctuate. See the appendix for a discussion of securities ratings.

Although  one or more of the other risks  described  in this SAI may apply,  the
largest  risks  associated  with  zero-coupon,   step-coupon,   and  pay-in-kind
securities include: Credit Risk, Interest Rate Risk, and Management Risk.

SECURITY TRANSACTIONS

Subject to policies set by the board, AEFC is authorized to determine, consistent with the Fund's investment goal and policies, which securities will be purchased, held, or sold. In determining where the buy and sell orders are to be placed, AEFC has been directed to use its best efforts to obtain the best available price and the most favorable execution except where otherwise authorized by the board. In selecting broker-dealers to execute transactions, AEFC may consider the price of the security, including commission or mark-up, the size and difficulty of the order, the reliability, integrity, financial soundness, and general operation and execution capabilities of the broker, the broker's expertise in particular markets, and research services provided by the broker.

The Fund, AEFC and American Express Financial Advisors Inc. (the Distributor) each have a strict Code of Ethics that prohibits its affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for any fund or trust for which it acts as investment manager.

The Fund's securities may be traded on a principal rather than an agency basis. In other words, AEFC will trade directly with the issuer or with a dealer who buys or sells for its own account, rather than acting on behalf of another client. AEFC does not pay the dealer commissions. Instead, the dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the security.

On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The board has adopted a policy authorizing AEFC to do so to the extent authorized by law, if AEFC determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or AEFC's overall responsibilities with respect to the Fund and the other American Express funds for which it acts as investment manager.

Research provided by brokers supplements AEFC's own research activities. Such services include economic data on, and analysis of, U.S. and foreign economies; information on specific industries; information about specific companies, including earnings estimates; purchase recommendations for stocks and bonds; portfolio strategy services; political, economic, business, and industry trend assessments; historical statistical information; market data services providing information on specific issues and prices; and technical analysis of various aspects of the securities markets, including technical charts. Research services may take the form of written reports, computer software, or personal contact by telephone or at seminars or other meetings. AEFC has obtained, and in the future may obtain, computer hardware from brokers, including but not limited to personal computers that will be used exclusively for investment decision-making purposes, which include the research, portfolio management, and trading functions and other services to the extent permitted under an interpretation by the SEC.

When paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge, AEFC must follow procedures authorized by the board. To date, three procedures have been authorized. One procedure permits AEFC to direct an order to buy or sell a security traded on a national securities exchange to a specific broker for research services it has provided. The second procedure permits AEFC, in order to obtain research, to direct an order on an agency basis to buy or sell a security traded in the over-the-counter market to a firm that does not make a market in that security. The commission paid generally includes compensation for research services. The third procedure permits AEFC, in order to obtain research and brokerage services, to cause the Fund to pay a commission in excess of the amount another broker might have charged. AEFC has advised the Fund that it is necessary to do business with a number of brokerage firms on a continuing basis to obtain such services as the handling of large orders, the willingness of a broker to risk its own money by taking a position in a security, and the specialized handling of a particular group of securities that only certain brokers may be able to offer. As a result of this arrangement, some portfolio transactions may not be effected at the lowest commission, but AEFC believes it may obtain better overall execution. AEFC has represented that under all three procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services performed or research provided.

All other transactions will be placed on the basis of obtaining the best available price and the most favorable execution. In so doing, if in the professional opinion of the person responsible for selecting the broker or dealer, several firms can execute the transaction on the same basis, consideration will be given by such person to those firms offering research services. Such services may be used by AEFC in providing advice to all American Express funds even though it is not possible to relate the benefits to any particular fund.

Each investment decision made for the Fund is made independently from any decision made for another portfolio, fund, or other account advised by AEFC or any of its subsidiaries. When the Fund buys or sells the same security as another portfolio, fund, or account, AEFC carries out the purchase or sale in a way the Fund agrees in advance is fair. Although sharing in large transactions may adversely affect the price or volume purchased or sold by the Fund, the Fund hopes to gain an overall advantage in execution.

On a periodic basis, AEFC makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions. The review evaluates execution, operational efficiency, and research services.

The Fund paid total brokerage commissions of $0 for fiscal year ended Nov. 30, 1999, $0 for fiscal year 1998, and $0 for fiscal year 1997. Substantially all firms through whom transactions were executed provide research services.

No transactions were directed to brokers because of research services they provided to the Fund.

As of the end of the most recent fiscal year, the Fund held no securities of its regular brokers or dealers or of the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities.

The portfolio turnover rate was 9% in the most recent fiscal year, and 7% in the year before. Higher turnover rates may result in higher brokerage expenses.

BROKERAGE COMMISSIONS PAID TO BROKERS AFFILIATED WITH AMERICAN EXPRESS FINANCIAL CORPORATION

Affiliates of American Express Company (of which AEFC is a wholly-owned subsidiary) may engage in brokerage and other securities transactions on behalf of the Fund according to procedures adopted by the board and to the extent consistent with applicable provisions of the federal securities laws. AEFC will use an American Express affiliate only if (i) AEFC determines that the Fund will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the Fund and (ii) the affiliate charges the Fund commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.

No brokerage commissions were paid to brokers affiliated with AEFC for the three most recent fiscal years.

PERFORMANCE INFORMATION

The Fund may quote various performance figures to illustrate past performance. Average annual total return and current yield quotations, if applicable, used by the Fund are based on standardized methods of computing performance as required by the SEC. An explanation of the methods used by the Fund to compute performance follows below.

AVERAGE ANNUAL TOTAL RETURN

The Fund may calculate average annual total return for a class for certain periods by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                   P(1+T)n = ERV

where:         P =  a hypothetical initial payment of $1,000
               T =  average annual total return
               n =  number of years
             ERV = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)

AGGREGATE TOTAL RETURN

The Fund may calculate aggregate total return for a class for certain periods representing the cumulative change in the value of an investment in the Fund over a specified period of time according to the following formula:

                                    ERV - P
                                    -------
                                       P

where:         P =  a hypothetical initial payment of $1,000
             ERV =  ending redeemable value of a hypothetical  $1,000 payment, made at the beginning of a period,  at the end of the period
                    (or fractional portion thereof)

Annualized yield

The Fund may calculate an annualized yield for a class by dividing the net investment income per share deemed earned during a 30-day period by the public offering price per share (including the maximum sales charge) on the last day of the period and annualizing the results.

Yield is calculated according to the following formula:

                            Yield = 2[(a-b + 1)6 - 1]
                                       ---
                                       cd

where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
               d = the maximum offering price per share on the last day of the period

The Fund's annualized yield was 2.64% for Class A, 1.96% for Class B, and 3.09% for Class Y for the 30-day period ended Nov. 30, 1999.

Distribution yield

Distribution yield is calculated according to the following formula:

                                    D   divided by      POPF    equals  DY
                                   --                   ----
                                   30                    30

where:         D =  sum of dividends for 30-day period
             POP =  sum of public offering price for 30-day period
               F = annualizing factor DY = distribution yield

The Fund's distribution yield was 3.83% for Class A, 3.28% for Class B, and 4.22% for Class Y for the 30-day period ended Nov. 30, 1999.

Tax-equivalent yield

Tax-equivalent yield is calculated by dividing that portion of the yield (as calculated above) which is tax-exempt by one minus a stated income tax rate and adding the result to that portion, if any, of the yield that is not tax-exempt. The following table shows the fund's tax equivalent yield, based on federal but not state tax rates, for the 30-day period ended Nov. 30, 1999.

              Marginal
             Income Tax           Tax-Equivalent Yield
              Bracket                 Distribution                Annualized
              Class A
               15.0%                      4.51%                      3.11%
               28.0%                      5.32%                      3.67%
               31.0%                      5.55%                      3.83%
               36.0%                      5.98%                      4.13%
               39.6%                      6.34%                      4.37%

              Class B
               15.0%                      3.86%                      2.31%
               28.0%                      4.56%                      2.72%
               31.0%                      4.75%                      2.84%
               36.0%                      5.13%                      3.06%
               39.6%                      5.43%                      3.25%

              Class Y
               15.0%                      4.96%                      3.64%
               28.0%                      5.86%                      4.29%
               31.0%                      6.12%                      4.48%
               36.0%                      6.59%                      4.83%
               39.6%                      6.99%                      5.12%

In its sales material and other communications, the Fund may quote, compare or refer to rankings, yields, or returns as published by independent statistical services or publishers and publications such as The Bank Rate Monitor National Index, Barron's, Business Week, CDA Technologies, Donoghue's Money Market Fund Report, Financial Services Week, Financial Times, Financial World, Forbes, Fortune, Global Investor, Institutional Investor, Investor's Business Daily, Kiplinger's Personal Finance, Lipper Analytical Services, Money, Morningstar, Mutual Fund Forecaster, Newsweek, The New York Times, Personal Investor, Shearson Lehman Aggregate Bond Index, Stanger Report, Sylvia Porter's Personal Finance, USA Today, U.S. News and World Report, The Wall Street Journal, and Wiesenberger Investment Companies Service. The Fund also may compare its performance to a wide variety of indexes or averages. There are similarities and differences between the investments that the Fund may purchase and the investments measured by the indexes or averages and the composition of the indexes or averages will differ from that of the Fund.

Ibbotson Associates provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI) and combinations of various capital markets. The performance of these capital markets is based on the returns of different indexes. The Fund may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios.

The Fund may quote various measures of volatility in advertising. Measures of volatility seek to compare a fund's historical share price fluctuations or returns to those of a benchmark.

The Distributor may provide information designed to help individuals understand their investment goals and explore various financial strategies. Materials may include discussions of asset allocation, retirement investing, brokerage products and services, model portfolios, saving for college or other goals, and charitable giving.

VALUING FUND SHARES

As of the end of the most recent fiscal year, the computation looked like this:

                                                                       Net asset
              Net assets                       Shares                  value of
                                               outstanding             one share
              ----------------- -------------- -------------- -------- ---------
Class A       $28,910,714       divided by     5,758,918      equals   $5.02
Class B         8,943,633                      1,781,802                5.02
Class C*
Class Y             1,127                           225                 5.01

*Class C is new as of the date of this SAI and therefore NAV information is not available.

In determining net assets before shareholder transactions, the Fund's securities are valued as follows as of the close of business of the New York Stock Exchange (the Exchange):

o Securities traded on a securities exchange for which a last-quoted sales price is readily available are valued at the last-quoted sales price on the exchange where such security is primarily traded.

o Securities traded on a securities exchange for which a last-quoted sales price is not readily available are valued at the mean of the closing bid and asked prices, looking first to the bid and asked prices on the exchange where the security is primarily traded and, if none exist, to the over-the-counter market.

o Securities included in the NASDAQ National Market System are valued at the last-quoted sales price in this market.

o Securities included in the NASDAQ National Market System for which a last-quoted sales price is not readily available, and other securities traded over-the-counter but not included in the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.

o Futures and options traded on major exchanges are valued at the last-quoted sales price on their primary exchange.

o Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the current rate of exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange that will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures decided upon in good faith by the board.

o Short-term securities maturing more than 60 days from the valuation date are valued at the readily available market price or approximate market value based on current interest rates. Short-term securities maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.

o Securities without a readily available market price and other assets are valued at fair value as determined in good faith by the board. The board is responsible for selecting methods it believes provide fair value. When possible, bonds are valued by a pricing service independent from the Fund. If a valuation of a bond is not available from a pricing service, the bond will be valued by a dealer knowledgeable about the bond if such a dealer is available.

INVESTING IN THE FUND

Investors should understand that the purpose and function of the initial sales charge and distribution fee for Class A shares is the same as the purpose and function of the CDSC and distribution fee for Class B and Class C shares. The sales charges and distribution fees applicable to each class pay for the distribution of shares of the Fund.

SALES CHARGE

Shares of the Fund are sold at the public offering price. The public offering price is the NAV of one share adjusted for the sales charge for Class A. For Class B, Class C and Class Y, there is no initial sales charge so the public offering price is the same as the NAV. Using the sales charge schedule in the table below, for Class A, the public offering price for an investment of less than $50,000, made on the last day of the most recent fiscal year, was determined by dividing the NAV of one share, $5.02, by 0.9525 (1.00-0.0475) for a maximum 4.75% sales charge for a public offering price of $5.27. The sales charge is paid to the Distributor by the person buying the shares.

Class A - Calculation of the Sales Charge

Sales charges are determined as follows:

                                 Sales  charge  as  a percentage of :
                          ----------------------------------------------------
                                 Public                          Net
Amount of Investment         Offering Price                Amount Invested
--------------------         --------------                ---------------
Up to $50,000                     4.75%                        4.99%
$50,000 - $99,999                 4.50                         4.71
$100,000 - $249,999               3.75                         3.90
$250,000 - $499,999               2.50                         2.56
$500,000 - $999,999               2.00*                        2.04*
$1,000,000 or more                0.00                         0.00
*The sales charge will be waived until Dec. 31, 2000.

The initial sales charge is waived for certain qualified plans. Participants in these qualified plans may be subject to a deferred sales charge on certain redemptions. The Fund will waive the deferred sales charge on certain redemptions if the redemption is a result of a participant's death, disability, retirement, attaining age

59 1/2, loans, or hardship withdrawals. The deferred sales charge varies depending on the number of participants in the qualified plan and total plan assets as follows:

Deferred Sales Charge

                                          Number of Participants

Total Plan Assets                        1-99          100 or more
-----------------                        ----          -----------
Less than $1 million                         4%                0%
$1 million or more                           0%                0%


CLASS A - REDUCING THE SALES CHARGE

The market value of your investments in the Fund determines your sales charge. For example, suppose you have made an investment that now has a value of $20,000 and you later decide to invest $40,000 more. The value of your investments would be $60,000. As a result, your $40,000 investment qualifies for the lower 4.50% sales charge that applies to investments of more than $50,000 and up to $100,000.

Class A - Letter of Intent (LOI)

If you intend to invest more than $50,000 over a period of time, you can reduce the sales charge in Class A by filing a LOI and committing to invest a certain amount. The agreement can start at any time and will remain in effect for 13 months. The LOI start date can be backdated by 90 days. Your investments will be charged the sales charge that applies to the amount you have committed to invest. Five percent of the commitment amount will be placed in escrow. If your commitment amount is reached within the 13-month period, the shares will be released from escrow. If you do not invest the commitment amount by the end of the 13 months, the remaining unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. The commitment amount does not include purchases in any class of American Express funds other than Class A; purchases in American Express funds held within a wrap product; and purchases of AXP Cash Management Fund and AXP Tax-Free Money Fund unless they are subsequently exchanged to Class A shares of an American Express mutual fund within the 13 month period. A LOI is not an option (absolute right) to buy shares.

Class Y Shares

Class Y shares are offered to certain institutional investors. Class Y shares are sold without a front-end sales charge or a CDSC and are not subject to a distribution fee. The following investors are eligible to purchase Class Y shares:

o    Qualified employee benefit plans* if the plan:

         -uses a daily transfer recordkeeping service offering participants daily access to American Express mutual funds and has

                  - at least $10 million in plan assets or

                  - 500 or more participants; or


         - does not use daily transfer recordkeeping and has

                  - at least $3 million invested in American Express mutual
                    funds or

                  - 500 or more participants.

o Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code.* These institutions must have at least $10 million in American Express mutual funds.

o Nonqualified deferred compensation plans* whose participants are included in a qualified employee benefit described above.

* Eligibility must be determined in advance. To do so, contact your financial advisor.

SYSTEMATIC INVESTMENT PROGRAMS

After you make your initial investment of $100 or more, you must make additional payments of $100 or more on at least a monthly basis until your balance reaches $2,000. These minimums do not apply to all systematic investment programs. You decide how often to make payments - monthly, quarterly, or semiannually. You are not obligated to make any payments. You can omit payments or discontinue the investment program altogether. The Fund also can change the program or end it at any time.

AUTOMATIC DIRECTED DIVIDENDS

Dividends, including capital gain distributions, paid by another American Express mutual fund subject to a sales charge, may be used to automatically purchase shares in the same class of this Fund. Dividends may be directed to existing accounts only. Dividends declared by a fund are exchanged to this Fund the following day. Dividends can be exchanged into the same class of another American Express mutual fund but cannot be split to make purchases in two or more funds. Automatic directed dividends are available between accounts of any ownership except:

o Between a non-custodial account and an IRA, or 401(k) plan account or other qualified retirement account of which American Express Trust Company acts as custodian;

o    Between  two  American  Express  Trust  Company  custodial   accounts  with
     different owners (for example, you may not exchange dividends from your IRA to the IRA of your spouse); and

o Between different kinds of custodial accounts with the same ownership (for example, you may not exchange dividends from your IRA to your 401(k) plan account, although you may exchange dividends from one IRA to another IRA).

Dividends may be directed from accounts established under the Uniform Gifts to Minors Act (UGMA) or Uniform Transfers to Minors Act (UTMA) only into other UGMA or UTMA accounts with identical ownership.

The Fund's investment goal is described in its prospectus along with other information, including fees and expense ratios. Before exchanging dividends into another fund, you should read that fund's prospectus. You will receive a confirmation that the automatic directed dividend service has been set up for your account.

REJECTION OF BUSINESS

The Fund or AECSC reserves the right to reject any business, in its sole discretion.

SELLING SHARES

You have a right to sell your shares at any time. For an explanation of sales procedures, please see the prospectus.

During an emergency, the board can suspend the computation of NAV, stop accepting payments for purchase of shares, or suspend the duty of the Fund to redeem shares for more than seven days. Such emergency situations would occur if:

o The Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or

o Disposal of the Fund's securities is not reasonably practicable or it is not reasonably practicable for the Fund to determine the fair value of its net assets, or

o The SEC, under the provisions of the 1940 Act, declares a period of emergency to exist.

Should the Fund stop selling shares, the board may make a deduction from the value of the assets held by the Fund to cover the cost of future liquidations of the assets so as to distribute fairly these costs among all shareholders.

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of the period. Although redemptions in excess of this limitation would normally be paid in cash, the Fund reserves the right to make these payments in whole or in part in securities or other assets in case of an emergency, or if the payment of a redemption in cash would be detrimental to the existing shareholders of the Fund as determined by the board. In these circumstances, the securities distributed would be valued as set forth in this SAI. Should the Fund distribute securities, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.

PAY-OUT PLANS

You can use any of several pay-out plans to redeem your investment in regular installments. If you redeem Class B shares you may be subject to a contingent deferred sales charge as discussed in the prospectus. While the plans differ on how the pay-out is figured, they all are based on the redemption of your investment. Net investment income dividends and any capital gain distributions will automatically be reinvested, unless you elect to receive them in cash. If you are redeeming a tax-qualified plan account for which American Express Trust Company acts as custodian, you can elect to receive your dividends and other distributions in cash when permitted by law. If you redeem an IRA or a qualified retirement account, certain restrictions, federal tax penalties, and special federal income tax reporting requirements may apply. You should consult your tax advisor about this complex area of the tax law.

Applications for a systematic investment in a class of the Fund subject to a sales charge normally will not be accepted while a pay-out plan for any of those funds is in effect. Occasional investments, however, may be accepted.

To start any of these plans, please consult your selling agent or write American Express Client Service, Corporation, P.O. Box 534, Minneapolis, MN 55440-0534, or call 800-437-3133. Your authorization must be received at least five days before the date you want your payments to begin. The initial payment must be at least $50. Payments will be made on a monthly, bimonthly, quarterly, semiannual, or annual basis.
Your choice is effective until you change or cancel it.

The following pay-out plans are designed to take care of the needs of most shareholders in a way AEFC can handle efficiently and at a reasonable cost. If you need a more irregular schedule of payments, it may be necessary for you to make a series of individual redemptions, in which case you will have to send in a separate redemption request for each pay-out. The Fund reserves the right to change or stop any pay-out plan and to stop making such plans available.

Plan #1: Pay-out for a fixed period of time

If you choose this plan, a varying number of shares will be redeemed at regular intervals during the time period you choose. This plan is designed to end in complete redemption of all shares in your account by the end of the fixed period.

Plan #2: Redemption of a fixed number of shares

If you choose this plan, a fixed number of shares will be redeemed for each payment and that amount will be sent to you. The length of time these payments continue is based on the number of shares in your account.

Plan #3: Redemption of a fixed dollar amount

If you decide on a fixed dollar amount, whatever number of shares is necessary to make the payment will be redeemed in regular installments until the account is closed.

Plan #4: Redemption of a percentage of net asset value

Payments are made based on a fixed percentage of the net asset value of the shares in the account computed on the day of each payment. Percentages range from 0.25% to 0.75%. For example, if you are on this plan and arrange to take 0.5% each month, you will get $50 if the value of your account is $10,000 on the payment date.

CAPITAL LOSS CARRYOVER

For federal income tax purposes, the Fund had total capital loss carryovers of $21,695 at the end of the most recent fiscal year, that if not offset by subsequent capital gains will expire in 2005.

It is unlikely that the board will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or has expired except as required by Internal Revenue Service rules.

TAXES

If you buy shares in the Fund and then exchange into another fund, it is considered a redemption and subsequent purchase of shares. Under the tax laws, if this exchange is done within 91 days, any sales charge waived on Class A shares on a subsequent purchase of shares applies to the new shares acquired in the exchange. Therefore, you cannot create a tax loss or reduce a tax gain attributable to the sales charge when exchanging shares within 91 days.

For example:

You purchase 100 shares of one fund having a public offering price of $10.00 per share. With a sales load of 4.75%, you pay $47.50 in sales load. With a NAV of $9.525 per share, the value of your investment is $952.50. Within 91 days of purchasing that fund, you decide to exchange out of that fund, now at a NAV of $11.00 per share, up from the original NAV of $9.525, and purchase into a second fund, at a NAV of $15.00 per share. The value of your investment is now $1,100.00 ($11.00 x 100 shares). You cannot use the

$47.50 paid as a sales load when calculating your tax gain or loss in the sale of the first fund shares. So instead of having a $100.00 gain ($1,100.00 - $1,000.00), you have a $147.50 gain ($1,100.00 - $952.50). You can include the
$47.50 sales load in the calculation of your tax gain or loss when you sell shares in the second fund.

If you have a nonqualified investment in the Fund and you wish to move part or all of those shares to an IRA or qualified retirement account in the Fund, you can do so without paying a sales charge. However, this type of exchange is considered a redemption of shares and may result in a gain or loss for tax purposes. In addition, this type of exchange may result in an excess contribution under IRA or qualified plan regulations if the amount exchanged plus the amount of the initial sales charge applied to the amount exchanged exceeds annual contribution limitations. For example: If you were to exchange $2,000 in Class A shares from a nonqualified account to an IRA without considering the 4.75% ($95) initial sales charge applicable to that $2,000, you may be deemed to have exceeded current IRA annual contribution limitations. You should consult your tax advisor for further details about this complex subject.

All distributions of net investment income during the year will have the same percentage designated as tax-exempt. This annual percentage is expected to be substantially the same as the percentage of tax-exempt income actually earned during any particular distribution period.

Capital gain distributions, if any, received by shareholders should be treated as long-term capital gains regardless of how long they owned their shares. Short-term capital gains earned by the Fund are paid to shareholders as part of their ordinary income dividend and are taxable. A special 28% rate on capital gains may apply to sales of precious metals, if any, owned directly by the Fund. A special 25% rate on capital gains may apply to investments in REITs.

Under federal tax law, by the end of a calendar year the Fund must declare and pay dividends representing 98% of ordinary income for that calendar year and 98% of net capital gains (both long-term and short-term) for the 12-month period ending Nov. 30 of that calendar year. The Fund is subject to an excise tax equal to 4% of the excess, if any, of the amount required to be distributed over the amount actually distributed. The Fund intends to comply with federal tax law and avoid any excise tax.

This is a brief summary that relates to federal income taxation only. Shareholders should consult their tax advisor as to the application of federal, state, and local income tax laws to Fund distributions.

AGREEMENTS

INVESTMENT MANAGEMENT SERVICES AGREEMENT

AEFC, a wholly-owned subsidiary of American Express Company, is the investment manager for the Fund. Under the Investment Management Services Agreement, AEFC, subject to the policies set by the board, provides investment management services.

For its services, AEFC is paid a fee based on the following schedule. Each class of the Fund pays its proportionate share of the fee.

Assets                       Annual rate at
(billions)                   each asset level
---------                    ----------------
First             $1.0             0.450%
Next               1.0             0.425
Next               1.0             0.400
Next               3.0             0.375
Over               6.0             0.350

On the last day of the most recent fiscal year, the daily rate applied to the Fund's net assets was equal to 0.450% on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of business two business days prior to the day for which the calculation is made.

The management fee is paid monthly. Under the agreement, the total amount paid was $143,819 for fiscal year 1999, $103,327 for fiscal year 1998, and $55,472 for fiscal year 1997.

Under the agreement, the Fund also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees; audit and certain legal fees; fidelity bond premiums; registration fees for shares; office expenses; postage of confirmations except purchase confirmations; consultants' fees; compensation of board members, officers and employees; corporate filing fees; organizational expenses; expenses incurred in connection with lending securities; and expenses properly payable by the Fund, approved by the board. Under the agreement, nonadvisory expenses, net of earnings credits and expenses voluntarily reimbursed by AEFC, paid by the Fund were $42,363 for fiscal year 1999, $58,834 for fiscal year 1998, and $47,587 for fiscal year 1997.

Administrative Services Agreement

The Fund has an Administrative Services Agreement with AEFC. Under this agreement, the Fund pays AEFC for providing administration and accounting services. The fee is calculated as follows:


Assets                       Annual rate at
(billions)                   each asset level
---------                    ----------------
First       $1.0                   0.040%
Next         1.0                   0.035
Next         1.0                   0.030
Next         3.0                   0.025
Over         6.0                   0.020

On the last day of the most recent fiscal year, the daily rate applied to the Fund's net assets was equal to 0.040% on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of business two business days prior to the day for which the calculation is made. Under the agreement, the Fund paid fees of $13,286 for fiscal year 1999, $6,613 for fiscal year 1998, and $11,962 for fiscal year 1997.

Transfer Agency Agreement

The Fund has a Transfer Agency Agreement with American Express Client Service Corporation (AECSC). This agreement governs AECSC's responsibility for administering and/or performing transfer agent functions, for acting as service agent in connection with dividend and distribution functions and for performing shareholder account administration agent functions in connection with the issuance, exchange and redemption or repurchase of the Fund's shares. Under the agreement, AECSC will earn a fee from the Fund determined by multiplying the number of shareholder accounts at the end of the day by a rate determined for each class per year and dividing by the number of days in the year. The rate for Class A is $19.50 per year, for Class B is $20.50 per year, for Class C is $20 per year and for Class Y is $17.50 per year. The fees paid to AECSC may be changed by the board without shareholder approval.

DISTRIBUTION AGREEMENT

American Express Financial Advisors Inc. is the Fund's principal underwriter (distributor). The Fund's shares are offered on a continuous basis.

Under a Distribution Agreement, sales charges deducted for distributing Fund shares are paid to the distributor daily. These charges amounted to $234,838 for fiscal year 1999. After paying commissions to personal financial advisors, and other expenses, the amount retained was $(17,793). The amounts were $395,205 and $61,576 for fiscal year 1998, and $457,446 and $(24,309) for fiscal year 1997.

Part of the sales charge may be paid to selling dealers who have agreements with the distributor. The distributor will retain the balance of the sales charge. At times the entire sales charge may be paid to selling dealers.

SHAREHOLDER SERVICE AGREEMENT

With respect to Class Y shares, the Fund pays a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of average daily net assets. During the most recent fiscal year, the Fund also paid a shareholder service fee with respect to Class A and Class B shares at a rate of 0.175% of average daily net assets. The Shareholder Service Agreement for Class A and Class B shares was converted to a Plan and Agreement of Distribution effective July 1, 1999.

PLAN AND AGREEMENT OF DISTRIBUTION

For Class A, Class B and Class C shares, to help defray the cost of distribution and servicing not covered by the sales charges received under the Distribution Agreement, the Fund and the Distributor entered into a Plan and Agreement of Distribution (Plan) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays a fee up to actual expenses incurred at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares. Each class has exclusive voting rights on the Plan as it applies to that class. In addition, because Class B shares convert to Class A shares, Class B shareholders have the right to vote on any material change to expenses charged under the Class A plan.

Expenses covered under this Plan include sales commissions, business, employee and financial advisor expenses charged to distribution of Class A, Class B and Class C shares; and overhead appropriately allocated to the sale of Class A, Class B and Class C shares. These expenses also include costs of providing personal service to shareholders. A substantial portion of the costs are not specifically identified to any one of the American Express mutual funds.

The Plan must be approved annually by the board, including a majority of the disinterested board members, if it is to continue for more than a year. At least quarterly, the board must review written reports concerning the amounts expended under the Plan and the purposes for which such expenditures were made. The Plan and any agreement related to it may be terminated at any time by vote of a majority of board members who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan, or by vote of a majority of the outstanding voting securities of the relevant class of shares or by the Distributor. The Plan (or any agreement related to it) will terminate in the event of its assignment, as that term is defined in the 1940 Act. The Plan may not be amended to increase the amount to be spent for distribution without shareholder approval, and all material amendments to the Plan must be approved by a majority of the board members, including a majority of the board members who are not interested persons of the Fund and who do not have a financial interest in the operation of the Plan or any agreement related to it. The selection and nomination of disinterested board members is the responsibility of the other disinterested board members. No board member who is not an interested person, has any direct or indirect financial interest in the operation of the Plan or any related agreement. For the most recent fiscal year, the Fund paid fees of $25,344 for Class A shares and $67,551 for Class B shares. For Class A shares, these fees were based on the 0.25% fee in effect as of July 1, 1999.

The Plan was not effective with respect to Class A shares prior to July 1, 1999. For Class B shares, these fees were based on the 1.00% fee in effect as of July 1, 1999 and the 0.75% fee in effect prior thereto. The fee is not allocated to any one service (such as advertising, payments to underwriters, or other uses). However, a significant portion of the fee is generally used for sales and promotional expenses.

Custodian Agreement

The Fund's securities and cash are held by U.S. Bank National  Association,  180
E. Fifth St., St. Paul, MN 55101-1631, through a custodian agreement. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, the Fund pays the custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.

ORGANIZATIONAL INFORMATION

The Fund is an open-end management investment company. The Fund headquarters are at 901 S. Marquette Ave., Suite 2810, Minneapolis, MN 55402-3268.

SHARES

The shares of the Fund represent an interest in that fund's assets only (and profits or losses), and, in the event of liquidation, each share of the Fund would have the same rights to dividends and assets as every other share of that Fund.

VOTING RIGHTS

As a shareholder in the Fund, you have voting rights over the Fund's management and fundamental policies. You are entitled to one vote for each share you own. Each class, if applicable, has exclusive voting rights with respect to matters for which separate class voting is appropriate under applicable law. All shares have cumulative voting rights with respect to the election of board members.
This means that you have as many votes as the number of shares you own, including fractional shares, multiplied by the number of members to be elected.

Dividend Rights

Dividends paid by the Fund, if any, with respect to each class of shares, if applicable, will be calculated in the same manner, at the same time, on the same day, and will be in the same amount, except for differences resulting from differences in fee structures.

AMERICAN EXPRESS FINANCIAL CORPORATION

AEFC has been a provider of financial services since 1894. Its family of companies offers not only mutual funds but also insurance, annuities, investment certificates and a broad range of financial management services.

In addition to managing assets of more than $105 billion for the American Express Funds, AEFC manages investments for itself and its subsidiaries, IDS Certificate Company and IDS Life Insurance Company. Total assets under management as of the end of the most recent fiscal year were more than $180 billion.

The Distributor serves individuals and businesses through its nationwide network of more than 600 supervisory offices, more than 3,800 branch offices and more than 9,400 financial advisors.

FUND HISTORY TABLE FOR ALL PUBLICLY OFFERED AMERICAN EXPRESS FUNDS*

                                               Date of             Form of        State of     Fiscal
Fund                                        Organization        Organization     Organization Year End  Diversified
---------------------------              -------------------    ------------     ------------ --------  -----------
AXP Bond Fund, Inc.                      6/27/74, 6/31/86***     Corporation        NV/MN       8/31       Yes
AXP Discovery Fund, Inc.                 4/29/81, 6/13/86***     Corporation        NV/MN       7/31       Yes
AXP Equity Select Fund, Inc.**           3/18/57, 6/13/86***     Corporation        NV/MN      11/30       Yes
AXP Extra Income Fund, Inc.                    8/17/83           Corporation         MN         5/31       Yes
AXP Federal Income Fund, Inc.                  3/12/85           Corporation         MN         5/31       Yes
AXP Global Series, Inc.                       10/28/88           Corporation         MN        10/31
   AXP Emerging Markets Fund                                                                               Yes
   AXP Global Balanced Fund                                                                                Yes
   AXP Global Bond Fund                                                                                     No
   AXP Global Growth Fund                                                                                  Yes
   AXP Innovations Fund                                                                                    Yes
AXP Growth Series, Inc.                  5/21/70, 6/13/86***     Corporation        NV/MN       7/31
   AXP Growth Fund                                                                                         Yes
   AXP Research Opportunities Fund                                                                         Yes
    AXP High Yield Tax-Exempt Fund,      12/21/78, 6/13/86**     Corporation        NV/MN      11/30       Yes
    Inc.
AXP International Fund, Inc.                   7/18/84           Corporation         MN        10/31
    AXP European Equity Fund                                                                                No
    AXP International Fund                                                                                 Yes
AXP Investment Series, Inc.              1/18/40, 6/13/86***     Corporation        NV/MN       9/30
   AXP Diversified Equity Income Fund                                                                      Yes
   AXP Mutual                                                                                              Yes
AXP Managed Series, Inc.                       10/9/84           Corporation         MN         9/30
   AXP Managed Allocation Fund                                                                             Yes
AXP Market Advantage Series, Inc.              8/25/89           Corporation         MN         1/31
   AXP Blue Chip Advantage Fund                                                                            Yes
   AXP International Equity Index Fund                                                                      No
   AXP Mid Cap Index Fund                                                                                   No
   AXP Nasdaq 100 Index Fund                                                                                No
   AXP S&P 500 Index Fund                                                                                   No
   AXP Small Company Index Fund                                                                            Yes
   AXP Total Stock Market Index Fund                                                                        No
AXP Money Market Series, Inc.            8/22/75, 6/13/86***     Corporation        NV/MN       7/31
   AXP Cash Management Fund                                                                                Yes
AXP New Dimensions Fund, Inc.            2/20/68, 6/13/86***     Corporation        NV/MN       7/31
   AXP Growth Dimensions Fund                                                                              Yes
   AXP New Dimensions Fund                                                                                 Yes
AXP Precious Metals Fund, Inc.                 10/5/84           Corporation         MN         3/31        No
AXP Progressive Fund, Inc.               4/23/68, 6/13/86***     Corporation        NV/MN       9/30       Yes
AXP Selective Fund, Inc.                 2/10/45, 6/13/86***     Corporation        NV/MN       5/31       Yes
AXP Stock Fund, Inc.                     2/10/45, 6/13/86***     Corporation        NV/MN       9/30       Yes
AXP Strategy Series, Inc.                      1/24/84           Corporation         MN         3/31
   AXP Equity Value Fund**                                                                                 Yes
   AXP Focus 20 Fund                                                                                        No
   AXP Small Cap Advantage Fund                                                                            Yes
   AXP Strategy Aggressive Fund**                                                                          Yes
AXP Tax-Exempt Series, Inc.              9/30/76, 6/13/86***     Corporation        NV/MN      11/31
   AXP Intermediate Tax-Exempt Fund                                                                        Yes
   AXP Tax-Exempt Bond Fund                                                                                Yes
AXP Tax-Free Money Fund, Inc.            2/29/80, 6/13/86***     Corporation        NV/MN      12/31       Yes
AXP Utilities Income Fund, Inc.                3/25/88           Corporation         MN         6/30       Yes
AXP California Tax-Exempt Trust                4/7/86             Business           MA         6/30
                                                                  Trust****
   AXP California Tax-Exempt Fund                                                                           No
AXP Special Tax-Exempt Series Trust            4/7/86             Business           MA         6/30
                                                                  Trust****
   AXP Insured Tax-Exempt Fund                                                                             Yes
   AXP Massachusetts Tax-Exempt Fund                                                                        No
   AXP Michigan Tax-Exempt Fund                                                                             No
   AXP Minnesota Tax-Exempt Fund                                                                            No
   AXP New York Tax-Exempt Fund                                                                             No
   AXP Ohio Tax-Exempt Fund                                                                                 No

* At the shareholders meeting held on June 16, 1999, shareholders of the existing funds (except for AXP Small Cap Advantage Fund) approved the name change from IDS to AXP. In addition to substituting AXP for IDS, the following series changed their names: IDS Growth Fund, Inc. to AXP Growth Series, Inc., IDS Managed Retirement Fund, Inc. to AXP Managed Series, Inc., IDS Strategy Fund, Inc. to AXP Strategy Series, Inc., and IDS Tax-Exempt Bond Fund, Inc. to AXP Tax-Exempt Series, Inc.
** At the shareholders meeting held on Nov. 9, 1994, IDS Equity Plus Fund, Inc. changed its name to IDS Equity Select Fund, Inc. At that same time IDS Strategy Aggressive Equity Fund changed its name to IDS Strategy Aggressive Fund, and IDS Strategy Equity Fund changed its name to IDS Equity Value Fund.
***  Date merged into a Minnesota corporation incorporated on 4/7/86.
**** Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the trust itself is unable to meet its obligations.

BOARD MEMBERS AND OFFICERS

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. They serve 15 Master Trust portfolios and 60 American Express mutual funds.

Peter J. Anderson**
Born in 1942
200 AXP Financial Center
Minneapolis, MN

Senior vice president - investments and director of AEFC. Vice president - investments of the Fund.

H. Brewster Atwater, Jr.'
Born in 1931
4900 IDS Tower
Minneapolis, MN

Retired chairman and chief executive officer, General Mills, Inc. Director, Merck & Co., Inc.

Arne H. Carlson+'*
Born in 1934
901 S. Marquette Ave.
Minneapolis, MN

Chairman and chief executive officer of the Fund. Chairman, Board Services Corporation (provides administrative services to boards). Former Governor of Minnesota.

Lynne V. Cheney
Born in 1941
American Enterprise Institute
for Public Policy Research (AEI)
1150 17th St., N.W. Washington, D.C.

Distinguished Fellow AEI. Former Chair of National Endowment of the Humanities. Director, The Reader's Digest Association Inc., Lockheed-Martin, Union Pacific Resources and EXCIDE Corporation (auto parts and batteries).

David R. Hubers**
Born in 1943
2900 IDS Tower
Minneapolis, MN

President, chief executive officer and director of AEFC.

Heinz F. Hutter'
Born in 1929
P.O. Box 2187
Minneapolis, MN

Retired president and chief operating officer, Cargill, Incorporated (commodity merchants and processors).

Anne P. Jones
Born in 1935
5716 Bent Branch Rd.
Bethesda, MD

Attorney  and  telecommunications   consultant.  Former  partner,  law  firm  of
Sutherland, Asbill & Brennan. Director, Motorola, Inc. (electronics), and Amnex, Inc. (communications).

William R. Pearce+'
Born in 1927
2050 One Financial Plaza
Minneapolis, MN

RII Weyerhaeuser World Timberfund, L.P. (develops timber resources) - management committee. Retired vice chairman of the board, Cargill, Incorporated (commodity merchants and processors). Former chairman, American Express Funds.

Alan K. Simpson
Born in 1931
1201 Sunshine Ave.
Cody, WY

Visiting lecturer and Director of The Institute of Politics, Harvard University. Former three-term United States Senator for Wyoming. Former Assistant Republican Leader, U.S. Senate. Director, Biogen (bio-pharmaceuticals).

John R. Thomas+'**
Born in 1937
2900 IDS Tower
Minneapolis, MN

Senior vice president of AEFC. President of the Fund.

C. Angus Wurtele'
Born in 1934
Valspar Corporation
Suite 1700
Foshay Tower
Minneapolis, MN

Retired chairman of the board and chief executive officer, The Valspar Corporation (paints). Director, Valspar, Bemis Corporation (packaging) and General Mills, Inc. (consumer foods).

+ Member of executive committee.
' Member of investment review committee.
* Interested person by reason of being an officer and employee of the Fund. **Interested person by reason of being an officer, board member, employee and/or shareholder of AEFC or American Express.

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. In addition to Mr. Carlson, who is chairman of the board, Mr. Thomas, who is president and Mr. Anderson who is vice president, the Fund's other officers are:

Leslie L. Ogg
Born in 1938
901 S. Marquette Ave.
Minneapolis, MN

President of Board Services Corporation. Vice president, general counsel and secretary for the Fund.

Officers who also are officers and employees of AEFC:

Frederick C. Quirsfeld
Born in 1947
200 AXP Financial Center
Minneapolis, MN

Vice president - taxable mutual fund investments of AEFC. Vice president - fixed income investments for the Fund.

John M. Knight
Born in 1952
200 AXP Financial Center
Minneapolis, MN

Vice president - investment accounting of AEFC. Treasurer for the Fund.

COMPENSATION FOR BOARD MEMBERS

During the most recent fiscal year, the independent members of the Fund board, for attending up to 26 meetings, received the following compensation:

                                    Compensation Table

                                                  Total cash compensation from
                        Aggregate compensation    American Express Funds and
Board member            from the Fund             Preferred Master Trust Group
----------------        ----------------------    ----------------------------
H. Brewster Atwater, Jr.       $1,225                    $118,275
Lynne V. Cheney                   907                     102,225
Heinz F. Hutter                   950                     101,700
Anne P. Jones                     982                     106,625
William R. Pearce                 742                      74,475
Alan K. Simpson                   907                     102,225
C. Angus Wurtele                1,325                     124,275

As of 30 days prior to the date of this SAI, the Fund's board members and officers as a group owned less than 1% of the outstanding shares of any class.

 INDEPENDENT AUDITORS

The financial statements contained in the Annual Report were audited by independent auditors, KPMG LLP, 4200 Norwest Center, 90 S. Seventh St., Minneapolis, MN 55402-3900. The independent auditors also provide other accounting and tax-related services as requested by the Fund.

                                    APPENDIX

                             DESCRIPTION OF RATINGS

                         Standard & Poor's Debt Ratings
A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of such information or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

         o Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

         o    Nature of and provisions of the obligation.

         o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Investment Grade

Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

Debt rated A has a strong capacity to pay interest and repay principal, although
it  is  somewhat  more   susceptible  to  the  adverse  effects  of  changes  in
circumstances and economic conditions than debt in higher-rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Speculative grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

Debt rated CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

Debt rated C typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

The rating CI is reserved for income bonds on which no interest is being paid.

Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                         Moody's Long-Term Debt Ratings

Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa securities.

A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa - Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds that are rated Ba are judged to have speculative elements--their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                               SHORT-TERM RATINGS

                   Standard & Poor's Commercial Paper Ratings

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

         A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

         A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

         A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         B Issues are regarded as having only speculative capacity for timely payment.

         C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

         D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

                         Standard & Poor's Note Ratings

An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

Note rating symbols and definitions are as follows:

         SP-1     Strong   capacity  to  pay  principal  and  interest.   Issues
                  determined to possess very strong characteristics are given a plus (+) designation.

         SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         SP-3     Speculative capacity to pay principal and interest.

                           Moody's Short-Term Ratings

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

         Issuers rated Prime-l (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-l repayment ability will often be evidenced by many of the following characteristics: (i) leading market positions in well-established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structure with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.
         Adequate alternate liquidity is maintained.

         Issuers rated Not Prime do not fall within any of the Prime rating categories.

                                 Moody's & S&P's
                         Short-Term Muni Bonds and Notes

Short-term municipal bonds and notes are rated by Moody's and by S&P. The ratings reflect the liquidity concerns and market access risks unique to notes.

Moody's MIG 1/VMIG 1 indicates the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

Moody's MIG 2/VMIG 2 indicates high quality. Margins of protection are ample although not so large as in the preceding group.

Moody's MIG 3/VMIG 3 indicates favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Moody' s MIG 4/VMIG 4 indicates adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

Standard & Poor's rating SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

Standard & Poor's rating SP-2 indicates satisfactory capacity to pay principal and interest.

Standard & Poor's rating SP-3 indicates speculative capacity to pay principal and interest.

                         AXP(SM) TAX-EXEMPT SERIES, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

                                       FOR

                     AXP(SM) TAX-EXEMPT BOND FUND (the Fund)

                                  Jan. 28, 2000

                           Revised as of June 26, 2000

This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus and the financial statements contained in the most recent Annual Report to shareholders (Annual Report) that may be obtained from your financial advisor or by writing to American Express Client Service Corporation, P.O. Box 534, Minneapolis, MN 55440-0534 or by calling 800-862-7919.

The Independent Auditors' Report and the Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities, contained in the Annual Report are incorporated in this SAI by reference. No other portion of the Annual Report, however, is incorporated by reference. The prospectus for the Fund, dated the same date as this SAI, also is incorporated in this SAI by reference.

                                TABLE OF CONTENTS

Mutual Fund Checklist...............................................p. 3

Fundamental Investment Policies.....................................p. 5

Investment Strategies and Types of Investments......................p. 6

Information Regarding Risks and Investment Strategies...............p. 8

Security Transactions...............................................p.27

Brokerage Commissions Paid to Brokers Affiliated with
American Express Financial Corporation..............................p.28

Performance Information.............................................p.28

Valuing Fund Shares.................................................p.31

Investing in the Fund...............................................p.32

Selling Shares......................................................p.35

Pay-out Plans.......................................................p.35

Capital Loss Carryover..............................................p.36

Taxes...............................................................p.36

Agreements..........................................................p.37

Organizational Information..........................................p.40

Board Members and Officers..........................................p.42

Compensation for Board Members......................................p.45

Independent Auditors................................................p.45

Appendix:  Description of Ratings...................................p.46

MUTUAL FUND CHECKLIST


                    [X] Mutual funds are NOT guaranteed or insured by any bank or government agency. You can lose money.

                    [X] Mutual funds ALWAYS carry investment risks. Some types carry more risk than others.

                    [X] A higher rate of return typically involves a higher risk of loss.

                    [X] Past performance is not a reliable indicator of future performance.

                    [X] ALL mutual funds have costs that lower investment return.

                    [X] You can buy some mutual funds by contacting them directly. Others, like this one, are sold mainly through brokers, banks, financial planners, or insurance agents. If you buy through these financial professionals, you generally will pay a sales charge.

                    [X] Shop around. Compare a mutual fund with others of the same type before you buy.

OTHER IDEAS FOR SUCCESSFUL MUTUAL FUND INVESTING:

Develop a Financial Plan

Have a plan - even a simple plan can help you take control of your financial future. Review your plan with your advisor at least once a year or more frequently if your circumstances change.

Dollar-Cost Averaging

An investment technique that works well for many investors is one that eliminates random buy and sell decisions. One such system is dollar-cost averaging. Dollar-cost averaging involves building a portfolio through the investment of fixed amounts of money on a regular basis regardless of the price or market condition. This may enable an investor to smooth out the effects of the volatility of the financial markets. By using this strategy, more shares will be purchased when the price is low and less when the price is high. As the accompanying chart illustrates, dollar-cost averaging tends to keep the average price paid for the shares lower than the average market price of shares purchased, although there is no guarantee.

While this does not ensure a profit and does not protect against a loss if the market declines, it is an effective way for many shareholders who can continue investing through changing market conditions to accumulate shares to meet long-term goals.

Dollar-cost averaging:

Regular           Market Price        Shares
Investment        of a Share          Acquired
    $100               $6.00            16.7
     100                4.00            25.0
     100                4.00            25.0
     100                6.00            16.7
     100                5.00            20.0
   -----            --------          ------
    $500              $25.00           103.4

Average market price of a share over 5 periods:    $5.00 ($25.00 divided by 5)
The average price you paid for each share:         $4.84 ($500 divided by 103.4)

Diversify

Diversify your portfolio. By investing in different asset classes and different economic environments you help protect against poor performance in one type of investment while including investments most likely to help you achieve your important goals.

Understand Your Investment

Know what you are buying. Make sure you understand the potential risks, rewards, costs, and expenses associated with each of your investments.

FUNDAMENTAL INVESTMENT POLICIES

Fundamental investment policies adopted by the Fund cannot be changed without the approval of a majority of the outstanding voting securities of the Fund as defined in the Investment Company Act of 1940, as amended (the 1940 Act).

Notwithstanding any of the Fund's other investment policies, the Fund may invest its assets in an open-end management investment company having substantially the same investment objectives, policies, and restrictions as the Fund for the purpose of having those assets managed as part of a combined pool.

The policies below are fundamental policies that apply to the Fund and may be changed only with shareholder approval. Unless holders of a majority of the outstanding voting securities agree to make the change, the Fund will not:

o Under normal market conditions, invest less than 80% of its net assets in bonds and other debt securities issued by or on behalf of state or local governmental units whose interest, in the opinion of counsel for the issuer, is exempt from federal income tax. This Fund does not intend to purchase bonds or other debt securities the interest from which is subject to the alternative minimum tax.

o Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

o Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing.

o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

o Invest more than 5% of its total assets in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities, and except that up to 25% of the Fund's total assets may be invested without regard to this 5% limitation. For purposes of this policy, the terms of a municipal security determine the issuer.

o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

o    Lend Fund securities in excess of 30% of its net assets.

Except  for  the  fundamental   investment  policies  listed  above,  the  other
investment policies described in the prospectus and in this SAI are not fundamental and may be changed by the board at any time.

INVESTMENT STRATEGIES AND TYPES OF INVESTMENTS

This table shows various investment strategies and investments that many funds are allowed to engage in and purchase. It is intended to show the breadth of investments that the investment manager may make on behalf of the Fund. For a description of principal risks, please see the prospectus. Notwithstanding the Fund's ability to utilize these strategies and techniques, the investment manager is not obligated to use them at any particular time. For example, even though the investment manager is authorized to adopt temporary defensive positions and is authorized to attempt to hedge against certain types of risk, these practices are left to the investment manager's sole discretion.

-------------------------------------------------------------------------------
Investment strategies & types of investments:         Allowable for the Fund?
-------------------------------------------------------------------------------
Agency and Government Securities                                yes
-------------------------------------------------------------------------------
Borrowing                                                       yes
-------------------------------------------------------------------------------
Cash/Money Market Instruments                                   yes
-------------------------------------------------------------------------------
Collateralized Bond Obligations                                 yes
-------------------------------------------------------------------------------
Commercial Paper                                                yes
-------------------------------------------------------------------------------
Common Stock                                                    no
-------------------------------------------------------------------------------
Convertible Securities                                          yes
-------------------------------------------------------------------------------
Corporate Bonds                                                 yes
-------------------------------------------------------------------------------
Debt Obligations                                                yes
-------------------------------------------------------------------------------
Depositary Receipts                                             no
-------------------------------------------------------------------------------
Derivative Instruments                                          yes
-------------------------------------------------------------------------------
Foreign Currency Transactions                                   yes
-------------------------------------------------------------------------------
Foreign Securities                                              yes
-------------------------------------------------------------------------------
High-Yield (High-Risk) Securities (Junk Bonds)                  no
-------------------------------------------------------------------------------
Illiquid and Restricted Securities                              yes
-------------------------------------------------------------------------------
Indexed Securities                                              yes
-------------------------------------------------------------------------------
Inverse Floaters                                                yes
-------------------------------------------------------------------------------
Investment Companies                                            no
-------------------------------------------------------------------------------
Lending of Portfolio Securities                                 yes
-------------------------------------------------------------------------------
Loan Participations                                             yes
-------------------------------------------------------------------------------
Mortgage- and Asset-Backed Securities                           yes
-------------------------------------------------------------------------------
Mortgage Dollar Rolls                                           yes
-------------------------------------------------------------------------------
Municipal Obligations                                           yes
-------------------------------------------------------------------------------
Preferred Stock                                                 no
-------------------------------------------------------------------------------
Real Estate Investment Trusts                                   yes
-------------------------------------------------------------------------------
Repurchase Agreements                                           yes
-------------------------------------------------------------------------------
Reverse Repurchase Agreements                                   yes
-------------------------------------------------------------------------------
Short Sales                                                     no
-------------------------------------------------------------------------------
Sovereign Debt                                                  yes
-------------------------------------------------------------------------------
Structured Products                                             yes
-------------------------------------------------------------------------------
Variable- or Floating-Rate Securities                           yes
-------------------------------------------------------------------------------
Warrants                                                        yes
-------------------------------------------------------------------------------
When-Issued Securities                                          yes
-------------------------------------------------------------------------------
Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities            yes
-------------------------------------------------------------------------------

The following are guidelines that may be changed by the board at any time:

o At least 75% of the Fund's investments in bonds and other debt securities must be rated in the top four grades by Moody's Investors Service, Inc., Standard & Poor's Corporation, or Fitch Investors Services, Inc. or be of comparable rating given by other independent rating agencies. Up to 25% of the Fund's remaining investments may be in unrated bonds and other debt securities which, in the investment manager's opinion, are of investment grade quality. All industrial revenue bonds must be rated.

o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

o Short-term tax-exempt debt securities rated in the top two grades or the equivalent are used to meet daily cash needs and at various times to hold assets until better investment opportunities arise. Under extraordinary conditions where, in the opinion of the investment manager, appropriate short-term tax-exempt securities are not available, the Fund may invest up to 20% of its net assets in certain taxable investments for temporary defensive purposes.

o The Fund will not buy on margin or sell short, except that the Fund may use derivative instruments.

o The Fund will not invest in voting securities or securities of investment companies.

INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

RISKS

The following is a summary of common risk characteristics. Following this summary is a description of certain investments and investment strategies and the risks most commonly associated with them (including certain risks not described below and, in some cases, a more comprehensive discussion of how the risks apply to a particular investment or investment strategy). Please remember that a mutual fund's risk profile is largely defined by the fund's primary securities and investment strategies. However, most mutual funds are allowed to use certain other strategies and investments that may have different risk characteristics. Accordingly, one or more of the following types of risk will be associated with the Fund at any time (for a description of principal risks, please see the prospectus):

Call/Prepayment Risk

The risk that a bond or other security might be called (or otherwise converted, prepaid, or redeemed) before maturity. This type of risk is closely related to "reinvestment risk."

Correlation Risk

The risk that a given transaction may fail to achieve its objectives due to an imperfect relationship between markets. Certain investments may react more negatively than others in response to changing market conditions.

Credit Risk

The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation (such as payments due on a bond or a note). The price of junk bonds may react more to the ability of the issuing company to pay interest and principal when due than to changes in interest rates. Junk bonds have greater price fluctuations and are more likely to experience a default than investment grade bonds.

Event Risk

Occasionally, the value of a security may be seriously and unexpectedly changed by a natural or industrial accident or occurrence.

Foreign/Emerging Markets Risk

The following are all components of foreign/emerging markets risk:

         Country risk includes the political, economic, and other conditions of a country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets.

         Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.

         Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

         Emerging markets risk includes the dramatic pace of change (economic, social, and political) in emerging market countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

Inflation Risk

Also known as purchasing power risk, inflation risk measures the effects of continually rising prices on investments. If an investment's yield is lower than the rate of inflation, your money will have less purchasing power as time goes on.

Interest Rate Risk

The risk of losses attributable to changes in interest rates. This term is generally associated with bond prices (when interest rates rise, bond prices fall). In general, the longer the maturity of a bond, the higher its yield and the greater its sensitivity to changes in interest rates.

Issuer Risk

The risk that an issuer, or the value of its stocks or bonds, will perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

Legal/Legislative Risk

Congress and other governmental units have the power to change existing laws affecting securities. A change in law might affect an investment adversely.

Leverage Risk

Some derivative investments (such as options, futures, or options on futures) require little or no initial payment and base their price on a security, a currency, or an index. A small change in the value of the underlying security, currency, or index may cause a sizable gain or loss in the price of the instrument.

Liquidity Risk

Securities may be difficult or impossible to sell at the time that the Fund would like. The Fund may have to lower the selling price, sell other investments, or forego an investment opportunity.

Management Risk

The risk that a strategy or selection method utilized by the investment manager may fail to produce the intended result. When all other factors have been accounted for and the investment manager chooses an investment, there is always the possibility that the choice will be a poor one.

Market Risk

The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Reinvestment Risk

The risk that an investor will not be able to reinvest income or principal at the same rate it currently is earning.

Sector/Concentration Risk

Investments that are concentrated in a particular issuer, geographic region, or industry will be more susceptible to changes in price (the more you diversify, the more you spread risk).

Small Company Risk

Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less than is typical of larger companies.

INVESTMENT STRATEGIES

The following information supplements the discussion of the Fund's investment objectives, policies, and strategies that are described in the prospectus and in this SAI. The following describes many strategies that many mutual funds use and types of securities that they purchase. Please refer to the section entitled Investment Strategies and Types of Investments to see which are applicable to the Fund.

Agency and Government Securities

The U.S. government and its agencies issue many different types of securities. U.S. Treasury bonds, notes, and bills and securities including mortgage pass through certificates of the Government National Mortgage Association (GNMA) are guaranteed by the U.S. government. Other U.S. government securities are issued or guaranteed by federal agencies or government-sponsored enterprises but are not guaranteed by the U.S. government. This may increase the credit risk associated with these investments.

Government-sponsored entities issuing securities include privately owned, publicly chartered entities created to reduce borrowing costs for certain sectors of the economy, such as farmers, homeowners, and students. They include the Federal Farm Credit Bank System, Farm Credit Financial Assistance
Corporation, Federal Home Loan Bank, FHLMC, FNMA, Student Loan Marketing Association (SLMA), and Resolution Trust Corporation (RTC). Government-sponsored entities may issue discount notes (with maturities ranging from overnight to 360 days) and bonds. Agency and government securities are subject to the same concerns as other debt obligations. (See also Debt Obligations and Mortgage- and Asset-Backed Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with agency and government securities include:
Call/Prepayment Risk, Inflation Risk, Interest Rate Risk, Management Risk, and Reinvestment Risk.

Borrowing

The Fund may borrow money from banks for temporary or emergency purposes and make other investments or engage in other transactions permissible under the 1940 Act that may be considered a borrowing (such as derivative instruments). Borrowings are subject to costs (in addition to any interest that may be paid) and typically reduce the Fund's total return. Except as qualified above, however, the Fund will not buy securities on margin.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with borrowing include: Inflation Risk and Management Risk.

Cash/Money Market Instruments

The Fund may maintain a portion of its assets in cash and cash-equivalent investments. Cash-equivalent investments include short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances, and letters of credit of banks or savings and loan associations having capital, surplus, and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. The Fund also may purchase short-term notes and obligations of U.S. and foreign banks and corporations and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. (See also Commercial Paper, Debt Obligations, Repurchase Agreements, and Variable- or Floating-Rate Securities.) These types of instruments generally offer low rates of return and subject the Fund to certain costs and expenses.

See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with cash/money market instruments include: Credit Risk, Inflation Risk, and Management Risk.

Collateralized Bond Obligations

Collateralized bond obligations (CBOs) are investment grade bonds backed by a pool of junk bonds. CBOs are similar in concept to collateralized mortgage obligations (CMOs), but differ in that CBOs represent different degrees of credit quality rather than different maturities. (See also Mortgage- and Asset-Backed Securities.) Underwriters of CBOs package a large and diversified pool of high-risk, high-yield junk bonds, which is then separated into "tiers." Typically, the first tier represents the higher quality collateral and pays the lowest interest rate; the second tier is backed by riskier bonds and pays a higher rate; the third tier represents the lowest credit quality and instead of receiving a fixed interest rate receives the residual interest payments--money that is left over after the higher tiers have been paid. CBOs, like CMOs, are substantially overcollateralized and this, plus the diversification of the pool backing them, earns them investment-grade bond ratings. Holders of third-tier CBOs stand to earn high yields or less money depending on the rate of defaults in the collateral pool. (See also High-Yield (High-Risk) Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with CBOs include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, and Management Risk.

Commercial Paper

Commercial paper is a short-term debt obligation with a maturity ranging from 2 to 270 days issued by banks, corporations, and other borrowers. It is sold to investors with temporary idle cash as a way to increase returns on a short-term basis. These instruments are generally unsecured, which increases the credit risk associated with this type of investment. (See also Debt Obligations and Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with commercial paper include: Credit Risk, Liquidity Risk, and Management Risk.

Common Stock

Common stock represents units of ownership in a corporation. Owners typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. In the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock.

The price of common stock is generally determined by corporate earnings, type of products or services offered, projected growth rates, experience of management, liquidity, and general market conditions for the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with common stock include: Issuer Risk, Management Risk, Market Risk, and Small Company Risk.

Convertible Securities

Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into common stock of the same or a different issuer within a particular period of time at a specified price. Some convertible securities, such as preferred equity-redemption cumulative stock (PERCs), have mandatory conversion features. Others are voluntary. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with convertible securities include: Call/Prepayment
Risk, Interest Rate Risk, Issuer Risk, Management Risk, Market Risk, and Reinvestment Risk.

Corporate Bonds

Corporate bonds are debt obligations issued by private corporations, as distinct from bonds issued by a government agency or a municipality. Corporate bonds typically have four distinguishing features: (1) they are taxable; (2) they have a par value of $1,000; (3) they have a term maturity, which means they come due all at once; and (4) many are traded on major exchanges. Corporate bonds are subject to the same concerns as other debt obligations. (See also Debt Obligations and High-Yield (High-Risk) Securities.)

Corporate bonds may be either secured or unsecured. Unsecured corporate bonds are generally referred to as "debentures." See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with corporate bonds include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Management Risk, and Reinvestment Risk.

Debt Obligations

Many different types of debt obligations exist (for example, bills, bonds, or notes). Issuers of debt obligations have a contractual obligation to pay interest at a specified rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call these securities during periods of falling interest rates. When this happens, an investor may have to replace these securities with lower yielding securities, which could result in a lower return.

The market value of debt obligations is affected primarily by changes in prevailing interest rates and the issuers perceived ability to repay the debt. The market value of a debt obligation generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price usually rises, and when prevailing interest rates rise, the price usually declines.

In general, the longer the maturity of a debt obligation, the higher its yield and the greater the sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

As noted, the values of debt obligations also may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings. (See also Agency and Government Securities, Corporate Bonds, and High-Yield (High-Risk) Securities.)

All ratings limitations are applied at the time of purchase. Subsequent to purchase, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of such a security, but it will be a factor in considering whether to continue to hold the security. To the extent that ratings change as a result of changes in a rating organization or their rating systems, the Fund will attempt to use comparable ratings as standards for selecting investments.

See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with debt obligations include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Management Risk, and Reinvestment Risk.

Depositary Receipts

Some foreign securities are traded in the form of American  Depositary  Receipts
(ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, depositary receipts in registered form are designed for use in the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts involve the risks of other investments in foreign securities. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications. (See also Common Stock and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with depositary receipts include: Foreign/Emerging Markets Risk, Issuer Risk, Management Risk, and Market Risk.

Derivative Instruments

Derivative instruments are commonly defined to include securities or contracts whose values depend, in whole or in part, on (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities.

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns. Derivative instruments are characterized by requiring little or no initial payment. Their value changes daily based on a security, a currency, a group of securities or currencies, or an index. A small change in the value of the underlying security, currency, or index can cause a sizable percentage gain or loss in the price of the derivative instrument.

Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, and exchange-traded futures. Forward-based derivatives are sometimes referred to generically as "futures contracts." Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on futures) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or futures in different ways, and by applying these structures to a wide range of underlying assets.

         Options. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees for the length of the contract to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option during the length of the contract, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash or securities of equivalent value (in the case of a put) that would be required upon exercise.

The price paid by the buyer for an option is called a premium. In addition to the premium, the buyer generally pays a broker a commission. The writer receives a premium, less another commission, at the time the option is written. The premium received by the writer is retained whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price.

When an option is purchased, the buyer pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security when the option is exercised. For record keeping and tax purposes, the price obtained on the sale of the underlying security is the combination of the exercise price, the premium, and both commissions.

One of the risks an investor assumes when it buys an option is the loss of the premium. To be beneficial to the investor, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then, the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

Options on many securities are listed on options exchanges. If the Fund writes listed options, it will follow the rules of the options exchange. Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, CBOE, or NASDAQ will be valued at the last quoted sales price or, if such a price is not readily available, at the mean of the last bid and ask prices.

Options on certain securities are not actively traded on any exchange, but may be entered into directly with a dealer. These options may be more difficult to close. If an investor is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call written by the investor expires or is exercised.

         Futures Contracts. A futures contract is a sales contract between a buyer (holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Many futures contracts trade in a manner similar to the way a stock trades on a stock exchange and the commodity exchanges.

Generally, a futures contract is terminated by entering into an offsetting transaction. An offsetting transaction is effected by an investor taking an opposite position. At the time a futures contract is made, a good faith deposit called initial margin is set up. Daily thereafter, the futures contract is valued and the payment of variation margin is required so that each day a buyer would pay out cash in an amount equal to any decline in the contract's value or receive cash equal to any increase. At the time a futures contract is closed out, a nominal commission is paid, which is generally lower than the commission on a comparable transaction in the cash market.

Futures contracts may be based on various securities, securities indices (such as the S&P 500 Index), foreign currencies and other financial instruments and indices.

         Options on Futures Contracts. Options on futures contracts give the holder a right to buy or sell futures contracts in the future. Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date (some futures are settled in cash), an option on a futures contract merely entitles its holder to decide on or before a future date (within nine months of the date of issue) whether to enter into a contract. If the holder decides not to enter into the contract, all that is lost is the amount (premium) paid for the option. Further, because the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract. However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value does change daily.

One of the risks in buying an option on a futures contract is the loss of the premium paid for the option. The risk involved in writing options on futures contracts an investor owns, or on securities held in its portfolio, is that there could be an increase in the market value of these contracts or securities. If that occurred, the option would be exercised and the asset sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. An investor could enter into a closing transaction by purchasing an option with the same terms as the one previously sold. The cost to close the option and terminate the investor's obligation, however, might still result in a loss. Further, the investor might not be able to close the option because of insufficient activity in the options market. Purchasing options also limits the use of monies that might otherwise be available for long-term investments.

         Options on Stock Indexes. Options on stock indexes are securities traded on national securities exchanges. An option on a stock index is similar to an option on a futures contract except all settlements are in cash. A fund exercising a put, for example, would receive the difference between the exercise price and the current index level.

         Tax Treatment. As permitted under federal income tax laws and to the extent the Fund is allowed to invest in futures contacts, the Fund intends to identify futures contracts as mixed straddles and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. If the Fund is using short futures contracts for hedging purposes, the Fund may be required to defer recognizing losses incurred on short futures contracts and on underlying securities.

Federal income tax treatment of gains or losses from transactions in options on futures contracts and indexes will depend on whether the option is a section 1256 contract. If the option is a non-equity option, the Fund will either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term.

The IRS has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements.

Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.

         Other Risks of Derivatives.

The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose an investor to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the investment manager's ability to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities.
There can be no assurance that any particular strategy will succeed.

Another risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, an investor will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses.

When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

Derivatives also are subject to the risk that they cannot be sold, closed out, or replaced quickly at or very close to their fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

Another risk is caused by the legal unenforcibility of a party's obligations under the derivative. A counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(See also Foreign Currency Transactions.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with derivative instruments include: Leverage Risk, Liquidity Risk, and Management Risk.

Foreign Currency Transactions

Since investments in foreign countries usually involve currencies of foreign countries, the value of an investor's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, an investor may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time causing a fund's NAV to fluctuate. Currency exchange rates are generally determined by the forces of supply and demand in the foreign exchange markets, actual or anticipated changes in interest rates, and other complex factors. Currency exchange rates also can be affected by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments. Many funds utilize diverse types of derivative instruments in connection with their foreign currency exchange transactions.

(See also Derivative Instruments and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign currency transactions include: Correlation Risk, Interest Rate Risk, Leverage Risk, Liquidity Risk, and Management Risk.

Foreign Securities

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations involve special risks, including those set forth below, which are not typically associated with investing in U.S. securities. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies. Additionally, many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than the volume and liquidity in the U.S. and, at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance, settlement, registration, and communication procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in such procedures could result in temporary periods when assets are uninvested and no return is earned on them. The inability of an investor to make intended security purchases due to such problems could cause the investor to miss attractive investment opportunities. Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the security may be more or less than the purchase price). Some foreign markets also have compulsory depositories (i.e., an investor does not have a choice as to where the securities are held). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Further, an investor may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the U.S. It may be more difficult for an investor's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delays or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of additional withholding or confiscatory taxes, political, social, or economic instability, diplomatic developments that could affect investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures).

The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

The introduction of a single currency, the euro, on January 1, 1999 for participating European nations in the Economic and Monetary Union ("EU") presents unique uncertainties, including whether the payment and operational systems of banks and other financial institutions will be ready by the scheduled launch date; the creation of suitable clearing and settlement payment systems for the new currency; the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2000 and beyond; whether the interest rate, tax or labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other EU countries such as the United Kingdom, Denmark, and Greece into the euro and the admission of other non-EU countries such as Poland, Latvia, and Lithuania as members of the EU may have an impact on the euro.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign securities include: Foreign/Emerging Markets Risk, Issuer Risk, and Management Risk.

High-Yield (High-Risk) Securities (Junk Bonds)

High yield (high-risk) securities are sometimes referred to as "junk bonds." They are non-investment grade (lower quality) securities that have speculative characteristics. Lower quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

See the appendix for a discussion of securities ratings. (See also Debt Obligations.)

The lower-quality and comparable unrated security market is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such conditions could severely disrupt the market for and adversely affect the value of such securities.

All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecast, or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower quality security defaulted, an investor might incur additional expenses to seek recovery.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the securities. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

An investor may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower quality and comparable unrated securities, there is no established retail secondary market for many of these securities. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities also may make it more difficult for an investor to obtain accurate market quotations. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Legislation may be adopted from time to time designed to limit the use of certain lower quality and comparable unrated securities by certain issuers.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with high-yield (high-risk) securities include:
Call/Prepayment Risk, Credit Risk, Currency Risk, Interest Rate Risk, and Management Risk.

Illiquid and Restricted Securities

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable). These securities may include, but are not limited to, certain securities that are subject to legal or contractual restrictions on resale, certain repurchase agreements, and derivative instruments.

To the extent the Fund invests in illiquid or restricted securities, it may encounter difficulty in determining a market value for such securities.
Disposing of illiquid or restricted securities may involve time- consuming negotiations and legal expense, and it may be difficult or impossible for the Fund to sell such an investment promptly and at an acceptable price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with illiquid and restricted securities include:
Liquidity Risk and Management Risk.

Indexed Securities

The value of indexed securities is linked to currencies, interest rates, commodities, indexes, or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself and they may be less liquid than the securities represented by the index. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with indexed securities include: Liquidity Risk, Management Risk, and Market Risk.

Inverse Floaters

Inverse floaters are created by underwriters using the interest payment on securities. A portion of the interest received is paid to holders of instruments based on current interest rates for short-term securities. The remainder, minus a servicing fee, is paid to holders of inverse floaters. As interest rates go down, the holders of the inverse floaters receive more income and an increase in the price for the inverse floaters. As interest rates go up, the holders of the inverse floaters receive less income and a decrease in the price for the inverse floaters. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with inverse floaters include: Interest Rate Risk and Management Risk.

Investment Companies

The Fund may invest in securities issued by registered and unregistered investment companies. These investments may involve the duplication of advisory fees and certain other expenses.

Although one or more of the other risks described in this SAI may apply, the largest risk associated with the securities of other investment companies includes: Management Risk and Market Risk.

Lending of Portfolio Securities

The Fund may lend certain of its portfolio securities to broker-dealers. The current policy of the Fund's board is to make these loans, either long- or short-term, to broker-dealers. In making loans, the Fund receives the market price in cash, U.S. government securities, letters of credit, or such other collateral as may be permitted by regulatory agencies and approved by the board. If the market price of the loaned securities goes up, the Fund will get additional collateral on a daily basis. The risks are that the borrower may not provide additional collateral when required or return the securities when due. During the existence of the loan, the Fund receives cash payments equivalent to all interest or other distributions paid on the loaned securities. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest, or other distributions on the securities loaned.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the lending of portfolio securities include:
Credit Risk and Management Risk.

Loan Participations

Loans, loan participations, and interests in securitized loan pools are interests in amounts owed by a corporate, governmental, or other borrower to a lender or consortium of lenders (typically banks, insurance companies, investment banks, government agencies, or international agencies). Loans involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to an investor in the event of fraud or misrepresentation.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with loan participations include: Credit Risk and Management Risk.

Mortgage- and Asset-Backed Securities

Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations (CMOs). These securities may be issued or guaranteed by U.S. government agencies or instrumentalities (see also Agency and Government Securities), or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

Stripped mortgage-backed securities are a type of mortgage-backed security that receive differing proportions of the interest and principal payments from the underlying assets. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. If prepayments of principal are greater than anticipated, an investor in IOs may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

CMOs are hybrid mortgage-related instruments secured by pools of mortgage loans or other mortgage-related securities, such as mortgage pass through securities or stripped mortgage-backed securities. CMOs may be structured into multiple classes, often referred to as "tranches," with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than its stated maturity.

The yield characteristics of mortgage-backed securities differ from those of other debt securities. Among the differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and principal may be repaid at any time. These factors may reduce the expected yield.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed debt obligations represent direct or indirect participation in, or secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage- and asset-backed securities include:
Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Liquidity Risk, and Management Risk.

Mortgage Dollar Rolls

Mortgage dollar rolls are investments whereby an investor would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While an investor would forego principal and interest paid on the mortgage-backed securities during the roll period, the investor would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The investor also could be compensated through the receipt of fee income equivalent to a lower forward price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage dollar rolls include: Credit Risk, Interest Rate Risk, and Management Risk.

Municipal Obligations

Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States (including the District of Columbia and Puerto Rico). The interest on these obligations is generally exempt from federal income tax. Municipal obligations are generally classified as either "general obligations" or "revenue obligations."

General  obligation  bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.

Municipal  lease  obligations  may  take the  form of a  lease,  an  installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities. An investor may purchase these obligations directly, or it may purchase participation interests in such obligations. Municipal leases may be subject to greater risks than general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet in order to issue municipal obligations. Municipal leases may contain a covenant by the state or municipality to budget for and make payments due under the obligation. Certain municipal leases may, however, provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year.

Yields on municipal bonds and notes depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The municipal bond market has a large number of different issuers, many having smaller sized bond issues, and a wide choice of different maturities within each issue. For these reasons, most municipal bonds do not trade on a daily basis and many trade only rarely. Because many of these bonds trade infrequently, the spread between the bid and offer may be wider and the time needed to develop a bid or an offer may be longer than other security markets. See the appendix for a discussion of securities ratings. (See also Debt Obligations.)

Taxable Municipal Obligations. There is another type of municipal obligation that is subject to federal income tax for a variety of reasons. These municipal obligations do not qualify for the federal income exemption because (a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality's underfunded pension plan.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with municipal obligations include: Credit Risk, Event Risk, Inflation Risk, Interest Rate Risk, Legal/Legislative Risk, and Market Risk.

Preferred Stock

Preferred stock is a type of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with preferred stock include: Issuer Risk, Management Risk, and Market Risk.

Real Estate Investment Trusts

Real estate investment trusts (REITs) are entities that manage a portfolio of real estate to earn profits for their shareholders. REITs can make investments in real estate such as shopping centers, nursing homes, office buildings, apartment complexes, and hotels. REITs can be subject to extreme volatility due to fluctuations in the demand for real estate, changes in interest rates, and adverse economic conditions. Additionally, the failure of a REIT to continue to qualify as a REIT for tax purposes can materially affect its value.

Although one or more of the other risks described in this SAI may apply, the largest associated with REITs include: Issuer Risk, Management Risk, and Market Risk.

Repurchase Agreements

The Fund may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, the Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with repurchase agreements include: Credit Risk and Management Risk.

Reverse Repurchase Agreements

In a reverse repurchase agreement, the investor would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The investor generally retains the right to interest and principal payments on the security. Since the investor receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with reverse repurchase agreements include: Credit Risk, Interest Rate Risk, and Management Risk.

Short Sales

With short sales, an investor sells a security that it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the investor must borrow the security to make delivery to the buyer. The investor is obligated to replace the security that was borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the investor sold the security. A fund that is allowed to utilize short sales will designate cash or liquid securities to cover its open short positions. Those funds also may engage in "short sales against the box," a form of short-selling that involves selling a security that an investor owns (or has an unconditioned right to purchase) for delivery at a specified date in the future. This technique allows an investor to hedge protectively against anticipated declines in the market of its securities. If the value of the securities sold short increased between the date of the short sale and the date on which the borrowed security is replaced, the investor loses the opportunity to participate in the gain. A "short sale against the box" will result in a constructive sale of appreciated securities thereby generating capital gains to the Fund.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with short sales include: Management Risk and Market Risk.

Sovereign Debt

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. (See also Foreign Securities.)

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

Sovereign debt includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.

Although  one or more of the other risks  described  in this SAI may apply,  the
largest  risks   associated   with   sovereign   debt   include:   Credit  Risk,
Foreign/Emerging Markets Risk, and Management Risk.

Structured Products

Structured products are over-the-counter financial instruments created specifically to meet the needs of one or a small number of investors. The instrument may consist of a warrant, an option, or a forward contract embedded in a note or any of a wide variety of debt, equity, and/or currency combinations. Risks of structured products include the inability to close such instruments, rapid changes in the market, and defaults by other parties. (See also Derivative Instruments.)

Although  one or more of the other risks  described  in this SAI may apply,  the
largest  risks  associated  with  structured  products  include:   Credit  Risk,
Liquidity Risk, and Management Risk.

Variable- or Floating-Rate Securities

The Fund may invest in securities that offer a variable- or floating-rate of interest. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes.

Variable- or floating-rate securities frequently include a demand feature enabling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time. Some securities that do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics.

Variable-rate demand notes include master demand notes that are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded. There generally is not an established secondary market for these obligations. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and may involve heightened risk of default by the issuer.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with variable- or floating-rate securities include:
Credit Risk and Management Risk.

Warrants

Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. Warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with warrants include: Management Risk and Market Risk.

When-Issued Securities

These instruments are contracts to purchase securities for a fixed price at a future date beyond normal settlement time (when-issued securities or forward commitments). The price of debt obligations purchased on a when-issued basis, which may be expressed in yield terms, generally is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within 45 days of the purchase although in some cases settlement may take longer. The investor does not pay for the securities or receive dividends or interest on them until the contractual settlement date. Such instruments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the investor's other assets. In addition, when the Fund engages in forward commitment and when-issued transactions, it relies on the counterparty to consummate the transaction. The failure of the counterparty to consummate the transaction may result in the Fund losing the opportunity to obtain a price and yield considered to be advantageous.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with when-issued securities include: Credit Risk and Management Risk.

Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities

These securities are debt obligations that do not make regular cash interest payments (see also Debt Obligations). Zero-coupon and step-coupon securities are sold at a deep discount to their face value because they do not pay interest until maturity. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, the price of these securities can be extremely volatile when interest rates fluctuate. See the appendix for a discussion of securities ratings.

Although  one or more of the other risks  described  in this SAI may apply,  the
largest  risks  associated  with  zero-coupon,   step-coupon,   and  pay-in-kind
securities include: Credit Risk, Interest Rate Risk, and Management Risk.

SECURITY TRANSACTIONS

Subject to policies set by the board, AEFC is authorized to determine, consistent with the Fund's investment goal and policies, which securities will be purchased, held, or sold. In determining where the buy and sell orders are to be placed, AEFC has been directed to use its best efforts to obtain the best available price and the most favorable execution except where otherwise authorized by the board. In selecting broker-dealers to execute transactions, AEFC may consider the price of the security, including commission or mark-up, the size and difficulty of the order, the reliability, integrity, financial soundness, and general operation and execution capabilities of the broker, the broker's expertise in particular markets, and research services provided by the broker.

The Fund, AEFC and American Express Financial Advisors Inc. (the Distributor) each have a strict Code of Ethics that prohibits its affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for any fund or trust for which it acts as investment manager.

The Fund's securities may be traded on a principal rather than an agency basis. In other words, AEFC will trade directly with the issuer or with a dealer who buys or sells for its own account, rather than acting on behalf of another client. AEFC does not pay the dealer commissions. Instead, the dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the security.

On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The board has adopted a policy authorizing AEFC to do so to the extent authorized by law, if AEFC determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or AEFC's overall responsibilities with respect to the Fund and the other American Express mutual funds for which it acts as investment manager.

Research provided by brokers supplements AEFC's own research activities. Such services include economic data on, and analysis of, U.S. and foreign economies; information on specific industries; information about specific companies, including earnings estimates; purchase recommendations for stocks and bonds; portfolio strategy services; political, economic, business, and industry trend assessments; historical statistical information; market data services providing information on specific issues and prices; and technical analysis of various aspects of the securities markets, including technical charts. Research services may take the form of written reports, computer software, or personal contact by telephone or at seminars or other meetings. AEFC has obtained, and in the future may obtain, computer hardware from brokers, including but not limited to personal computers that will be used exclusively for investment decision-making purposes, which include the research, portfolio management, and trading functions and other services to the extent permitted under an interpretation by the SEC.

When paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge, AEFC must follow procedures authorized by the board. To date, three procedures have been authorized. One procedure permits AEFC to direct an order to buy or sell a security traded on a national securities exchange to a specific broker for research services it has provided. The second procedure permits AEFC, in order to obtain research, to direct an order on an agency basis to buy or sell a security traded in the over-the-counter market to a firm that does not make a market in that security. The commission paid generally includes compensation for research services. The third procedure permits AEFC, in order to obtain research and brokerage services, to cause the Fund to pay a commission in excess of the amount another broker might have charged. AEFC has advised the Fund that it is necessary to do business with a number of brokerage firms on a continuing basis to obtain such services as the handling of large orders, the willingness of a broker to risk its own money by taking a position in a security, and the specialized handling of a particular group of securities that only certain brokers may be able to offer. As a result of this arrangement, some portfolio transactions may not be effected at the lowest commission, but AEFC believes it may obtain better overall execution. AEFC has represented that under all three procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services performed or research provided.

All other transactions will be placed on the basis of obtaining the best available price and the most favorable execution. In so doing, if in the professional opinion of the person responsible for selecting the broker or dealer, several firms can execute the transaction on the same basis, consideration will be given by such person to those firms offering research services. Such services may be used by AEFC in providing advice to all American Express mutual funds even though it is not possible to relate the benefits to any particular fund.

Each investment decision made for the Fund is made independently from any decision made for another portfolio, fund, or other account advised by AEFC or any of its subsidiaries. When the Fund buys or sells the same security as another portfolio, fund, or account, AEFC carries out the purchase or sale in a way the Fund agrees in advance is fair. Although sharing in large transactions may adversely affect the price or volume purchased or sold by the Fund, the Fund hopes to gain an overall advantage in execution.

On a periodic basis, AEFC makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions. The review evaluates execution, operational efficiency, and research services.

The Fund paid total brokerage commissions of $400 for fiscal year ended Nov. 30, 1999, $0 for fiscal year 1998, and $0 for fiscal year 1997. Substantially all firms through whom transactions were executed provide research services.

No transactions were directed to brokers because of research services they provided to the Fund.

As of the end of the most recent fiscal year, the Fund held no securities of its regular brokers or dealers or of the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities.

The portfolio turnover rate was 45% in the most recent fiscal year, and 18% in the year before.

BROKERAGE COMMISSIONS PAID TO BROKERS AFFILIATED WITH AMERICAN EXPRESS FINANCIAL CORPORATION

Affiliates of American Express Company (of which AEFC is a wholly-owned subsidiary) may engage in brokerage and other securities transactions on behalf of the Fund according to procedures adopted by the board and to the extent consistent with applicable provisions of the federal securities laws. AEFC will use an American Express affiliate only if (i) AEFC determines that the Fund will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the Fund and (ii) the affiliate charges the Fund commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.

No brokerage commissions were paid to brokers affiliated with AEFC for the three most recent fiscal years.

PERFORMANCE INFORMATION

The Fund may quote various performance figures to illustrate past performance. Average annual total return and current yield quotations, if applicable, used by the Fund are based on standardized methods of computing performance as required by the SEC. An explanation of the methods used by the Fund to compute performance follows below.

AVERAGE ANNUAL TOTAL RETURN

The Fund may calculate average annual total return for a class for certain periods by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                           P(1+T)n = ERV

where:         P =  a hypothetical initial payment of $1,000
               T =  average annual total return
               n =  number of years
             ERV = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)

AGGREGATE TOTAL RETURN

The Fund may calculate aggregate total return for a class for certain periods representing the cumulative change in the value of an investment in the Fund over a specified period of time according to the following formula:

                                ERV - P
                               ---------
                                   P

where:         P =  a hypothetical initial payment of $1,000
             ERV    = ending redeemable value of a hypothetical  $1,000 payment, made at the beginning of a period,  at the end of the period
                    (or fractional portion thereof)

Annualized yield

The Fund may calculate an annualized yield for a class by dividing the net investment income per share deemed earned during a 30-day period by the public offering price per share (including the maximum sales charge) on the last day of the period and annualizing the results.

Yield is calculated according to the following formula:

                              Yield = 2[(a-b + 1)6 - 1]
                                         ---
                                         cd

where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
               d = the maximum offering price per share on the last day of the period

The Fund's annualized yield was 4.49% for Class A, 3.96% for Class B, and 4.88% for Class Y for the 30-day period ended Nov. 30, 1999.

Distribution yield

Distribution yield is calculated according to the following formula:

                     D   divided by      POPF    equals  DY
                    ---                  ----
                    30                    30

where:         D =  sum of dividends for 30-day period
             POP =  sum of public offering price for 30-day period
               F =  annualizing factor DY = distribution yield

The Fund's distribution yield was 4.85% for Class A, 4.36% for Class B, and 5.26% for Class Y for the 30-day period ended Nov. 30, 1999.

Tax-equivalent yield

Tax-equivalent yield is calculated by dividing that portion of the yield (as calculated above) which is tax-exempt by one minus a stated income tax rate and adding the result to that portion, if any, of the yield that is not tax-exempt. The following table shows the fund's tax equivalent yield, based on federal but not state tax rates, for the 30-day period ended Nov. 30, 1999.

              Marginal
             Income Tax           Tax-Equivalent Yield
              Bracket                 Distribution                 Annualized
            -----------            -----------------               ----------
         Class A
               15.0%                      5.71%                       5.28%
               28.0%                      6.74%                       6.24%
               31.0%                      7.03%                       6.51%
               36.0%                      7.58%                       7.02%
               39.6%                      8.03%                       7.43%

         Class B
               15.0%                      5.13%                       4.66%
               28.0%                      6.06%                       5.50%
               31.0%                      6.32%                       5.74%
               36.0%                      6.81%                       6.19%
               39.6%                      7.22%                       6.56%

         Class Y
               15.0%                      6.19%                       5.74%
               28.0%                      7.31%                       6.78%
               31.0%                      7.62%                       7.07%
               36.0%                      8.22%                       7.63%
               39.6%                      8.71%                       8.08%

In its sales material and other communications, the Fund may quote, compare or refer to rankings, yields, or returns as published by independent statistical services or publishers and publications such as The Bank Rate Monitor National Index, Barron's, Business Week, CDA Technologies, Donoghue's Money Market Fund Report, Financial Services Week, Financial Times, Financial World, Forbes, Fortune, Global Investor, Institutional Investor, Investor's Business Daily, Kiplinger's Personal Finance, Lipper Analytical Services, Money, Morningstar, Mutual Fund Forecaster, Newsweek, The New York Times, Personal Investor, Shearson Lehman Aggregate Bond Index, Stanger Report, Sylvia Porter's Personal Finance, USA Today, U.S. News and World Report, The Wall Street Journal, and Wiesenberger Investment Companies Service. The Fund also may compare its performance to a wide variety of indexes or averages. There are similarities and differences between the investments that the Fund may purchase and the investments measured by the indexes or averages and the composition of the indexes or averages will differ from that of the Fund.

Ibbotson Associates provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI) and combinations of various capital markets. The performance of these capital markets is based on the returns of different indexes. The Fund may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios.

The Fund may quote various measures of volatility in advertising. Measures of volatility seek to compare a fund's historical share price fluctuations or returns to those of a benchmark.

The Distributor may provide information designed to help individuals understand their investment goals and explore various financial strategies. Materials may include discussions of asset allocation, retirement investing, brokerage products and services, model portfolios, saving for college or other goals, and charitable giving.

VALUING FUND SHARES

As of the end of the most recent fiscal year, the computation looked like this:


                                                                           Net asset value
                 Net assets                   Shares                       of one share
                                              outstanding
              --------------- --------------- ----------------- ---------- -----------------
Class A       $ 877,312,368      divided by     228,735,781       equals      $ 3.84
Class B          39,461,183                      10,286,812                     3.84
Class C*
Class Y             203,044                          52,969                     3.83

*Class C is new as of the date of this SAI and therefore NAV information is not available.

In determining net assets before shareholder transactions, the Fund's securities are valued as follows as of the close of business of the New York Stock Exchange (the Exchange):

o Securities traded on a securities exchange for which a last-quoted sales price is readily available are valued at the last-quoted sales price on the exchange where such security is primarily traded.

o Securities traded on a securities exchange for which a last-quoted sales price is not readily available are valued at the mean of the closing bid and asked prices, looking first to the bid and asked prices on the exchange where the security is primarily traded and, if none exist, to the over-the-counter market.

o Securities included in the NASDAQ National Market System are valued at the last-quoted sales price in this market.

o Securities included in the NASDAQ National Market System for which a last-quoted sales price is not readily available, and other securities traded over-the-counter but not included in the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.

o Futures and options traded on major exchanges are valued at the last-quoted sales price on their primary exchange.

o Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the current rate of exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange that will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures decided upon in good faith by the board.

o Short-term securities maturing more than 60 days from the valuation date are valued at the readily available market price or approximate market value based on current interest rates. Short-term securities maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.

o Securities without a readily available market price and other assets are valued at fair value as determined in good faith by the board. The board is responsible for selecting methods it believes provide fair value. When possible, bonds are valued by a pricing service independent from the Fund. If a valuation of a bond is not available from a pricing service, the bond will be valued by a dealer knowledgeable about the bond if such a dealer is available.

INVESTING IN THE FUND

Investors should understand that the purpose and function of the initial sales charge and distribution fee for Class A shares is the same as the purpose and function of the CDSC and distribution fee for Class B and Class C shares. The sales charges and distribution fees applicable to each class pay for the distribution of shares of the Fund.

SALES CHARGE

Shares of the Fund are sold at the public offering price. The public offering price is the NAV of one share adjusted for the sales charge for Class A. For Class B, Class C and Class Y, there is no initial sales charge so the public offering price is the same as the NAV. Using the sales charge schedule in the table below, for Class A, the public offering price for an investment of less than $50,000, made on the last day of the most recent fiscal year, was determined by dividing the NAV of one share, $3.84, by 0.9525 (1.00-0.0475) for a maximum 4.75% sales charge for a public offering price of $4.03. The sales charge is paid to the Distributor by the person buying the shares.

Class A - Calculation of the Sales Charge

Sales charges are determined as follows:

                                       Sales  charge  as  a
                                       percentage of :
                          ------------------------------------------------------
                                     Public                          Net
Amount of Investment             Offering Price                Amount Invested
--------------------             --------------                ---------------
Up to $50,000                         4.75%                        4.99%
$50,000 - $99,999                     4.50                         4.71
$100,000 - $249,999                   3.75                         3.90
$250,000 - $499,999                   2.50                         2.56
$500,000 - $999,999                   2.00*                        2.04*
$1,000,000 or more                    0.00                         0.00
*The sales charge will be waived until Dec. 31, 2000.

The initial sales charge is waived for certain qualified plans. Participants in these qualified plans may be subject to a deferred sales charge on certain redemptions. The Fund will waive the deferred sales charge on certain redemptions if the redemption is a result of a participant's death, disability, retirement, attaining age 59 1/2, loans, or hardship withdrawals. The deferred sales charge varies depending on the number of participants in the qualified plan and total plan assets as follows:

Deferred Sales Charge

                                          Number of Participants

Total Plan Assets                        1-99          100 or more
-----------------                        ----          -----------
Less than $1 million                         4%                0%
$1 million or more                           0%                0%

Class A - Reducing the Sales Charge

The market value of your investments in the Fund determines your sales charge. For example, suppose you have made an investment that now has a value of $20,000 and you later decide to invest $40,000 more. The value of your investments would be $60,000. As a result, your $40,000 investment qualifies for the lower 4.50% sales charge that applies to investments of more than $50,000 and up to $100,000.

Class A - Letter of Intent (LOI)

If you intend to invest more than $50,000 over a period of time, you can reduce the sales charge in Class A by filing a LOI and committing to invest a certain amount. The agreement can start at any time and will remain in effect for 13 months. The LOI start date can be backdated by 90 days. Your investments will be charged the sales charge that applies to the amount you have committed to invest. Five percent of the commitment amount will be placed in escrow. If your commitment amount is reached within the 13-month period, the shares will be released from escrow. If you do not invest the commitment amount by the end of the 13 months, the remaining unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. The commitment amount does not include purchases in any class of American Express funds other than Class A; purchases in American Express funds held within a wrap product; and purchases of AXP Cash Management Fund and AXP Tax-Free Money Fund unless they are subsequently exchanged to Class A shares of an American Express mutual fund within the 13 month period. A LOI is not an option (absolute right) to buy shares.

Class Y Shares

Class Y shares are offered to certain institutional investors. Class Y shares are sold without a front-end sales charge or a CDSC and are not subject to a distribution fee. The following investors are eligible to purchase Class Y shares:

o    Qualified employee benefit plans* if the plan:

         -uses a daily transfer recordkeeping service offering participants daily access to American Express mutual funds and has

                  - at least $10 million in plan assets or

                  - 500 or more participants; or

         - does not use daily transfer recordkeeping and has

                  - at least $3 million invested in American Express mutual
                    funds or

                  - 500 or more participants.

o Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code.* These institutions must have at least $10 million in American Express mutual funds.

o Nonqualified deferred compensation plans* whose participants are included in a qualified employee benefit described above.

* Eligibility must be determined in advance. To do so, contact your financial advisor.

SYSTEMATIC INVESTMENT PROGRAMS

After you make your initial investment of $100 or more, you must make additional payments of $100 or more on at least a monthly basis until your balance reaches $2,000. These minimums do not apply to all systematic investment programs. You decide how often to make payments - monthly, quarterly, or semiannually. You are not obligated to make any payments. You can omit payments or discontinue the investment program altogether. The Fund also can change the program or end it at any time.

AUTOMATIC DIRECTED DIVIDENDS

Dividends, including capital gain distributions, paid by another American Express mutual fund subject to a sales charge, may be used to automatically purchase shares in the same class of this Fund. Dividends may be directed to existing accounts only. Dividends declared by a fund are exchanged to this Fund the following day. Dividends can be exchanged into the same class of another American Express mutual fund but cannot be split to make purchases in two or more funds. Automatic directed dividends are available between accounts of any ownership except:

o Between a non-custodial account and an IRA, or 401(k) plan account or other qualified retirement account of which American Express Trust Company acts as custodian;

o    Between  two  American  Express  Trust  Company  custodial   accounts  with
     different owners (for example, you may not exchange dividends from your IRA to the IRA of your spouse); and

o Between different kinds of custodial accounts with the same ownership (for example, you may not exchange dividends from your IRA to your 401(k) plan account, although you may exchange dividends from one IRA to another IRA).

Dividends may be directed from accounts established under the Uniform Gifts to Minors Act (UGMA) or Uniform Transfers to Minors Act (UTMA) only into other UGMA or UTMA accounts with identical ownership.

The Fund's investment goal is described in its prospectus along with other information, including fees and expense ratios. Before exchanging dividends into another fund, you should read that fund's prospectus. You will receive a confirmation that the automatic directed dividend service has been set up for your account.

REJECTION OF BUSINESS

The Fund or AECSC reserves the right to reject any business, in its sole discretion.

SELLING SHARES

You have a right to sell your shares at any time. For an explanation of sales procedures, please see the prospectus.

During an emergency, the board can suspend the computation of NAV, stop accepting payments for purchase of shares, or suspend the duty of the Fund to redeem shares for more than seven days. Such emergency situations would occur if:

o The Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or

o Disposal of the Fund's securities is not reasonably practicable or it is not reasonably practicable for the Fund to determine the fair value of its net assets, or

o The SEC, under the provisions of the 1940 Act, declares a period of emergency to exist.

Should the Fund stop selling shares, the board may make a deduction from the value of the assets held by the Fund to cover the cost of future liquidations of the assets so as to distribute fairly these costs among all shareholders.

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of the period. Although redemptions in excess of this limitation would normally be paid in cash, the Fund reserves the right to make these payments in whole or in part in securities or other assets in case of an emergency, or if the payment of a redemption in cash would be detrimental to the existing shareholders of the Fund as determined by the board. In these circumstances, the securities distributed would be valued as set forth in this SAI. Should the Fund distribute securities, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.

PAY-OUT PLANS

You can use any of several pay-out plans to redeem your investment in regular installments. If you redeem Class B shares you may be subject to a contingent deferred sales charge as discussed in the prospectus. While the plans differ on how the pay-out is figured, they all are based on the redemption of your investment. Net investment income dividends and any capital gain distributions will automatically be reinvested, unless you elect to receive them in cash. If you are redeeming a tax-qualified plan account for which American Express Trust Company acts as custodian, you can elect to receive your dividends and other distributions in cash when permitted by law. If you redeem an IRA or a qualified retirement account, certain restrictions, federal tax penalties, and special federal income tax reporting requirements may apply. You should consult your tax advisor about this complex area of the tax law.

Applications for a systematic investment in a class of the Fund subject to a sales charge normally will not be accepted while a pay-out plan for any of those funds is in effect. Occasional investments, however, may be accepted.

To start any of these plans, please consult your selling agent or write American Express Client Service Corporation, P.O. Box 534, Minneapolis, MN 55440-0534, or call 800-437-3133. Your authorization must be received at least five days before the date you want your payments to begin. The initial payment must be at least $50. Payments will be made on a monthly, bimonthly, quarterly, semiannual, or annual basis.
Your choice is effective until you change or cancel it.

The following pay-out plans are designed to take care of the needs of most shareholders in a way AEFC can handle efficiently and at a reasonable cost. If you need a more irregular schedule of payments, it may be necessary for you to make a series of individual redemptions, in which case you will have to send in a separate redemption request for each pay-out. The Fund reserves the right to change or stop any pay-out plan and to stop making such plans available.

Plan #1: Pay-out for a fixed period of time

If you choose this plan, a varying number of shares will be redeemed at regular intervals during the time period you choose. This plan is designed to end in complete redemption of all shares in your account by the end of the fixed period.

Plan #2: Redemption of a fixed number of shares

If you choose this plan, a fixed number of shares will be redeemed for each payment and that amount will be sent to you. The length of time these payments continue is based on the number of shares in your account.

Plan #3: Redemption of a fixed dollar amount

If you decide on a fixed dollar amount, whatever number of shares is necessary to make the payment will be redeemed in regular installments until the account is closed.

Plan #4: Redemption of a percentage of net asset value

Payments are made based on a fixed percentage of the net asset value of the shares in the account computed on the day of each payment. Percentages range from 0.25% to 0.75%. For example, if you are on this plan and arrange to take 0.5% each month, you will get $50 if the value of your account is $10,000 on the payment date.

CAPITAL LOSS CARRYOVER

For federal income tax purposes, the Fund had total capital loss carryovers of $18,682,892 at the end of the most recent fiscal year, that if not offset by subsequent capital gains will expire as follows:

                  2002                  2007
                  ----                  ----
               $ 8,126,271          $ 10,556,621

It is unlikely that the board will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or has expired except as required by Internal Revenue Service rules.

TAXES

If you buy shares in the Fund and then exchange into another fund, it is considered a redemption and subsequent purchase of shares. Under the tax laws, if this exchange is done within 91 days, any sales charge waived on Class A shares on a subsequent purchase of shares applies to the new shares acquired in the exchange. Therefore, you cannot create a tax loss or reduce a tax gain attributable to the sales charge when exchanging shares within 91 days.

For example:

You purchase 100 shares of one fund having a public offering price of $10.00 per share. With a sales load of 4.75%, you pay $47.50 in sales load. With a NAV of $9.525 per share, the value of your investment is $952.50. Within 91 days of purchasing that fund, you decide to exchange out of that fund, now at a NAV of $11.00 per share, up from the original NAV of $9.525, and purchase into a second fund, at a NAV of $15.00 per share. The value of your investment is now $1,100.00 ($11.00 x 100 shares). You cannot use the $47.50 paid as a sales load when calculating your tax gain or loss in the sale of the first fund shares. So instead of having a $100.00 gain ($1,100.00 - $1,000.00), you have a $147.50 gain ($1,100.00 - $952.50). You can include the $47.50 sales load in the calculation of your tax gain or loss when you sell shares in the second fund.

If you have a nonqualified investment in the Fund and you wish to move part or all of those shares to an IRA or qualified retirement account in the Fund, you can do so without paying a sales charge. However, this type of exchange is considered a redemption of shares and may result in a gain or loss for tax purposes. In addition, this type of exchange may result in an excess contribution under IRA or qualified plan regulations if the amount exchanged plus the amount of the initial sales charge applied to the amount exchanged exceeds annual contribution limitations. For example: If you were to exchange $2,000 in Class A shares from a nonqualified account to an IRA without considering the 4.75% ($95) initial sales charge applicable to that $2,000, you may be deemed to have exceeded current IRA annual contribution limitations. You should consult your tax advisor for further details about this complex subject.

All distributions of net investment income during the year will have the same percentage designated as tax-exempt. This annual percentage is expected to be substantially the same as the percentage of tax-exempt income actually earned during any particular distribution period.

Capital gain distributions, if any, received by shareholders should be treated as long-term capital gains regardless of how long they owned their shares. Short-term capital gains earned by the Fund are paid to shareholders as part of their ordinary income dividend and are taxable. A special 28% rate on capital gains may apply to sales of precious metals, if any, owned directly by the Fund. A special 25% rate on capital gains may apply to investments in REITs.

Under federal tax law, by the end of a calendar year the Fund must declare and pay dividends representing 98% of ordinary income for that calendar year and 98% of net capital gains (both long-term and short-term) for the 12-month period ending Nov. 30 of that calendar year. The Fund is subject to an excise tax equal to 4% of the excess, if any, of the amount required to be distributed over the amount actually distributed. The Fund intends to comply with federal tax law and avoid any excise tax.

This is a brief summary that relates to federal income taxation only. Shareholders should consult their tax advisor as to the application of federal, state, and local income tax laws to Fund distributions.

AGREEMENTS

INVESTMENT MANAGEMENT SERVICES AGREEMENT

AEFC, a wholly-owned subsidiary of American Express Company, is the investment manager for the Fund. Under the Investment Management Services Agreement, AEFC, subject to the policies set by the board, provides investment management services.

For its services, AEFC is paid a fee based on the following schedule. Each class of the Fund pays its proportionate share of the fee.

Assets                       Annual rate at
(billions)                   each asset level
---------                    ----------------
First             $1.0             0.450%
Next               1.0             0.425
Next               1.0             0.400
Next               3.0             0.375
Over               6.0             0.350

On the last day of the most recent fiscal year, the daily rate applied to the Fund's net assets was equal to 0.450% on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of business two business days prior to the day for which the calculation is made.

The management fee is paid monthly. Under the agreement, the total amount paid was $4,412,804 for fiscal year 1999, $4,606,339 for fiscal year 1998, and $4,632,571 for fiscal year 1997.

Under the agreement, the Fund also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees; audit and certain legal fees; fidelity bond premiums; registration fees for shares; office expenses; postage of confirmations except purchase confirmations; consultants' fees; compensation of board members, officers and employees; corporate filing fees; organizational expenses; expenses incurred in connection with lending securities; and expenses properly payable by the Fund, approved by the board. Under the agreement, nonadvisory expenses, net of earnings credits, paid by the Fund were $200,357 for fiscal year 1999, $125,667 for fiscal year 1998, and $92,050 for fiscal year 1997.

Administrative Services Agreement

The Fund has an Administrative Services Agreement with AEFC. Under this agreement, the Fund pays AEFC for providing administration and accounting services. The fee is calculated as follows:

Assets                       Annual rate at
(billions)                   each asset level
---------                    ----------------
First       $1.0                   0.040%
Next         1.0                   0.035
Next         1.0                   0.030
Next         3.0                   0.025
Over         6.0                   0.020

On the last day of the most recent fiscal year, the daily rate applied to the Fund's net assets was equal to 0.040% on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of business two business days prior to the day for which the calculation is made. Under the agreement, the Fund paid fees of $408,460 for fiscal year 1999, $422,070 for fiscal year 1998, and $427,708 for fiscal year 1997.

Transfer Agency Agreement

The Fund has a Transfer Agency Agreement with American Express Client Service Corporation (AECSC). This agreement governs AECSC's responsibility for administering and/or performing transfer agent functions, for acting as service agent in connection with dividend and distribution functions and for performing shareholder account administration agent functions in connection with the issuance, exchange and redemption or repurchase of the Fund's shares. Under the agreement, AECSC will earn a fee from the Fund determined by multiplying the number of shareholder accounts at the end of the day by a rate determined for each class per year and dividing by the number of days in the year. The rate for Class A is $19.50 per year, for Class B is $20.50 per year, for Class C is $20.00 per year and for Class Y is $17.50 per year. The fees paid to AECSC may be changed by the board without shareholder approval.

DISTRIBUTION AGREEMENT

American Express Financial Advisors Inc. is the Fund's principal underwriter (distributor). The Fund's shares are offered on a continuous basis.

Under a Distribution Agreement, sales charges deducted for distributing Fund shares are paid to the Distributor daily. These charges amounted to $1,278,794 for fiscal year 1999. After paying commissions to personal financial advisors, and other expenses, the amount retained was $217,810. The amounts were $1,386,673 and $258,851 for fiscal year 1998, and $909,275 and $174,267 for fiscal year 1997.

Part of the sales charge may be paid to selling dealers who have agreements with the Distributor. The Distributor will retain the balance of the sales charge. At times the entire sales charge may be paid to selling dealers.

SHAREHOLDER SERVICE AGREEMENT

With respect to Class Y shares, the Fund pays a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of average daily net assets. During the most recent fiscal year, the Fund also paid a shareholder service fee with respect to Class A and Class B shares at a rate of 0.175% of average daily net assets. The Shareholder Service Agreement for Class A and Class B shares was converted to a Plan and Agreement of Distribution effective July 1, 1999.

PLAN AND AGREEMENT OF DISTRIBUTION

For Class A, Class B and Class C shares, to help defray the cost of distribution and servicing not covered by the sales charges received under the Distribution Agreement, the Fund and the Distributor entered into a Plan and Agreement of Distribution (Plan) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays a fee up to actual expenses incurred at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares. Each class has exclusive voting rights on the Plan as it applies to that class. In addition, because Class B shares convert to Class A shares, Class B shareholders have the right to vote on any material change to expenses charged under the Class A plan.

Expenses covered under this Plan include sales commissions; business, employee and financial advisor expenses charged to distribution of Class A, Class B and Class C shares; and overhead appropriately allocated to the sale of Class A, Class B and Class C shares. These expenses also include costs of providing personal service to shareholders. A substantial portion of the costs are not specifically identified to any one of the American Express mutual funds.

The Plan must be approved annually by the board, including a majority of the disinterested board members, if it is to continue for more than a year. At least quarterly, the board must review written reports concerning the amounts expended under the Plan and the purposes for which such expenditures were made. The Plan and any agreement related to it may be terminated at any time by vote of a majority of board members who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan, or by vote of a majority of the outstanding voting securities of the relevant class of shares or by the Distributor. The Plan (or any agreement related to it) will terminate in the event of its assignment, as that term is defined in the 1940 Act. The Plan may not be amended to increase the amount to be spent for distribution without shareholder approval, and all material amendments to the Plan must be approved by a majority of the board members, including a majority of the board members who are not interested persons of the Fund and who do not have a financial interest in the operation of the Plan or any agreement related to it. The selection and nomination of disinterested board members is the responsibility of the other disinterested board members. No board member who is not an interested person, has any direct or indirect financial interest in the operation of the Plan or any related agreement. For the most recent fiscal year, the Fund paid fees of $942,729 for Class A shares and $337,929 for Class B shares. For Class A shares, these fees were based on the 0.25% fee in effect as of July 1, 1999.

The Plan was not effective with respect to Class A shares prior to July 1, 1999. For Class B shares, these fees were based on the 1.00% fee in effect as of July 1, 1999 and the 0.75% fee in effect prior thereto. The fee is not allocated to any one service (such as advertising, payments to underwriters, or other uses). However, a significant portion of the fee is generally used for sales and promotional expenses.

Custodian Agreement

The Fund's securities and cash are held by U.S. Bank National  Association,  180
E. Fifth St., St. Paul, MN 55101-1631, through a custodian agreement. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, the Fund pays the custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.

ORGANIZATIONAL INFORMATION

The Fund is an open-end management investment company. The Fund headquarters are at 901 S. Marquette Ave., Suite 2810, Minneapolis, MN 55402-3268.

SHARES

The shares of the Fund represent an interest in that fund's assets only (and profits or losses), and, in the event of liquidation, each share of the Fund would have the same rights to dividends and assets as every other share of that Fund.

VOTING RIGHTS

As a shareholder in the Fund, you have voting rights over the Fund's management and fundamental policies. You are entitled to one vote for each share you own. Each class, if applicable, has exclusive voting rights with respect to matters for which separate class voting is appropriate under applicable law. All shares have cumulative voting rights with respect to the election of board members.
This means that you have as many votes as the number of shares you own, including fractional shares, multiplied by the number of members to be elected.

Dividend Rights

Dividends paid by the Fund, if any, with respect to each class of shares, if applicable, will be calculated in the same manner, at the same time, on the same day, and will be in the same amount, except for differences resulting from differences in fee structures.

AMERICAN EXPRESS FINANCIAL CORPORATION

AEFC has been a provider of financial services since 1894. Its family of companies offers not only mutual funds but also insurance, annuities, investment certificates and a broad range of financial management services.

In addition to managing assets of more than $105 billion for the American Express Funds, AEFC manages investments for itself and its subsidiaries, IDS Certificate Company and IDS Life Insurance Company. Total assets under management as of the end of the most recent fiscal year were more than $180 billion.

The Distributor serves individuals and businesses through its nationwide network of more than 600 supervisory offices, more than 3,800 branch offices and more than 9,400 financial advisors.

FUND HISTORY TABLE FOR ALL PUBLICLY OFFERED AMERICAN EXPRESS FUNDS*

                                               Date of             Form of        State of     Fiscal
Fund                                        Organization        Organization     Organization Year End  Diversified
---------------------------              -------------------    ------------     ------------ --------  -----------
AXP Bond Fund, Inc.                      6/27/74, 6/31/86***     Corporation        NV/MN       8/31       Yes
AXP Discovery Fund, Inc.                 4/29/81, 6/13/86***     Corporation        NV/MN       7/31       Yes
AXP Equity Select Fund, Inc.**           3/18/57, 6/13/86***     Corporation        NV/MN      11/30       Yes
AXP Extra Income Fund, Inc.                    8/17/83           Corporation         MN         5/31       Yes
AXP Federal Income Fund, Inc.                  3/12/85           Corporation         MN         5/31       Yes
AXP Global Series, Inc.                       10/28/88           Corporation         MN        10/31
   AXP Emerging Markets Fund                                                                               Yes
   AXP Global Balanced Fund                                                                                Yes
   AXP Global Bond Fund                                                                                     No
   AXP Global Growth Fund                                                                                  Yes
   AXP Innovations Fund                                                                                    Yes
AXP Growth Series, Inc.                  5/21/70, 6/13/86***     Corporation        NV/MN       7/31
   AXP Growth Fund                                                                                         Yes
   AXP Research Opportunities Fund                                                                         Yes
    AXP High Yield Tax-Exempt Fund,      12/21/78, 6/13/86**     Corporation        NV/MN      11/30       Yes
    Inc.
AXP International Fund, Inc.                   7/18/84           Corporation         MN        10/31
    AXP European Equity Fund                                                                                No
    AXP International Fund                                                                                 Yes
AXP Investment Series, Inc.              1/18/40, 6/13/86***     Corporation        NV/MN       9/30
   AXP Diversified Equity Income Fund                                                                      Yes
   AXP Mutual                                                                                              Yes
AXP Managed Series, Inc.                       10/9/84           Corporation         MN         9/30
   AXP Managed Allocation Fund                                                                             Yes
AXP Market Advantage Series, Inc.              8/25/89           Corporation         MN         1/31
   AXP Blue Chip Advantage Fund                                                                            Yes
   AXP International Equity Index Fund                                                                      No
   AXP Mid Cap Index Fund                                                                                   No
   AXP Nasdaq 100 Index Fund                                                                                No
   AXP S&P 500 Index Fund                                                                                   No
   AXP Small Company Index Fund                                                                            Yes
   AXP Total Stock Market Index Fund                                                                        No
AXP Money Market Series, Inc.            8/22/75, 6/13/86***     Corporation        NV/MN       7/31
   AXP Cash Management Fund                                                                                Yes
AXP New Dimensions Fund, Inc.            2/20/68, 6/13/86***     Corporation        NV/MN       7/31
   AXP Growth Dimensions Fund                                                                              Yes
   AXP New Dimensions Fund                                                                                 Yes
AXP Precious Metals Fund, Inc.                 10/5/84           Corporation         MN         3/31        No
AXP Progressive Fund, Inc.               4/23/68, 6/13/86***     Corporation        NV/MN       9/30       Yes
AXP Selective Fund, Inc.                 2/10/45, 6/13/86***     Corporation        NV/MN       5/31       Yes
AXP Stock Fund, Inc.                     2/10/45, 6/13/86***     Corporation        NV/MN       9/30       Yes
AXP Strategy Series, Inc.                      1/24/84           Corporation         MN         3/31
   AXP Equity Value Fund**                                                                                 Yes
   AXP Focus 20 Fund                                                                                        No
   AXP Small Cap Advantage Fund                                                                            Yes
   AXP Strategy Aggressive Fund**                                                                          Yes
AXP Tax-Exempt Series, Inc.              9/30/76, 6/13/86***     Corporation        NV/MN      11/31
   AXP Intermediate Tax-Exempt Fund                                                                        Yes
   AXP Tax-Exempt Bond Fund                                                                                Yes
AXP Tax-Free Money Fund, Inc.            2/29/80, 6/13/86***     Corporation        NV/MN      12/31       Yes
AXP Utilities Income Fund, Inc.                3/25/88           Corporation         MN         6/30       Yes
AXP California Tax-Exempt Trust                4/7/86             Business           MA         6/30
                                                                  Trust****
   AXP California Tax-Exempt Fund                                                                           No
AXP Special Tax-Exempt Series Trust            4/7/86             Business           MA         6/30
                                                                  Trust****
   AXP Insured Tax-Exempt Fund                                                                             Yes
   AXP Massachusetts Tax-Exempt Fund                                                                        No
   AXP Michigan Tax-Exempt Fund                                                                             No
   AXP Minnesota Tax-Exempt Fund                                                                            No
   AXP New York Tax-Exempt Fund                                                                             No
   AXP Ohio Tax-Exempt Fund                                                                                 No

* At the shareholders meeting held on June 16, 1999, shareholders of the existing funds (except for AXP Small Cap Advantage Fund) approved the name change from IDS to AXP. In addition to substituting AXP for IDS, the following series changed their names: IDS Growth Fund, Inc. to AXP Growth Series, Inc., IDS Managed Retirement Fund, Inc. to AXP Managed Series, Inc., IDS Strategy Fund, Inc. to AXP Strategy Series, Inc., and IDS Tax-Exempt Bond Fund, Inc. to AXP Tax-Exempt Series, Inc.
** At the shareholders meeting held on Nov. 9, 1994, IDS Equity Plus Fund, Inc. changed its name to IDS Equity Select Fund, Inc. At that same time IDS Strategy Aggressive Equity Fund changed its name to IDS Strategy Aggressive Fund, and IDS Strategy Equity Fund changed its name to IDS Equity Value Fund.
***  Date merged into a Minnesota corporation incorporated on 4/7/86.
**** Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the trust itself is unable to meet its obligations.

BOARD MEMBERS AND OFFICERS

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. They serve 15 Master Trust portfolios and 60 American Express mutual funds.

Peter J. Anderson**
Born in 1942
200 AXP Financial Center
Minneapolis, MN

Senior vice president - investments and director of AEFC. Vice president - investments of the Fund.

H. Brewster Atwater, Jr.'
Born in 1931
4900 IDS Tower
Minneapolis, MN

Retired chairman and chief executive officer, General Mills, Inc. Director, Merck & Co., Inc.

Arne H. Carlson+'*
Born in 1934
901 S. Marquette Ave.
Minneapolis, MN

Chairman and chief executive officer of the Fund. Chairman, Board Services Corporation (provides administrative services to boards). Former Governor of Minnesota.

Lynne V. Cheney
Born in 1941
American Enterprise Institute
for Public Policy Research (AEI)
1150 17th St., N.W. Washington, D.C.

Distinguished Fellow AEI. Former Chair of National Endowment of the Humanities. Director, The Reader's Digest Association Inc., Lockheed-Martin, Union Pacific Resources and EXCIDE Corporation (auto parts and batteries).

David R. Hubers**
Born in 1943
2900 IDS Tower
Minneapolis, MN

President, chief executive officer and director of AEFC.

Heinz F. Hutter'
Born in 1929
P.O. Box 2187
Minneapolis, MN

Retired president and chief operating officer, Cargill, Incorporated (commodity merchants and processors).

Anne P. Jones
Born in 1935
5716 Bent Branch Rd.
Bethesda, MD

Attorney  and  telecommunications   consultant.  Former  partner,  law  firm  of
Sutherland, Asbill & Brennan. Director, Motorola, Inc. (electronics), and Amnex, Inc. (communications).

William R. Pearce+'
Born in 1927
2050 One Financial Plaza
Minneapolis, MN

RII Weyerhaeuser World Timberfund, L.P. (develops timber resources) - management committee. Retired vice chairman of the board, Cargill, Incorporated (commodity merchants and processors). Former chairman, American Express Funds.

Alan K. Simpson
Born in 1931
1201 Sunshine Ave.
Cody, WY

Visiting lecturer and Director of The Institute of Politics, Harvard University. Former three-term United States Senator for Wyoming. Former Assistant Republican Leader, U.S. Senate. Director, Biogen (bio-pharmaceuticals).

John R. Thomas+'**
Born in 1937
2900 IDS Tower
Minneapolis, MN

Senior vice president of AEFC. President of the Fund.

C. Angus Wurtele'
Born in 1934
Valspar Corporation
Suite 1700
Foshay Tower
Minneapolis, MN

Retired chairman of the board and chief executive officer, The Valspar Corporation (paints). Director, Valspar, Bemis Corporation (packaging) and General Mills, Inc. (consumer foods).

+ Member of executive committee.
' Member of investment review committee.
* Interested person by reason of being an officer and employee of the Fund. **Interested person by reason of being an officer, board member, employee and/or shareholder of AEFC or American Express.

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. In addition to Mr. Carlson, who is chairman of the board, Mr. Thomas, who is president and Mr. Anderson who is vice president, the Fund's other officers are:

Leslie L. Ogg
Born in 1938
901 S. Marquette Ave.
Minneapolis, MN

President of Board Services Corporation. Vice president, general counsel and secretary for the Fund.

Officers who also are officers and employees of AEFC:

Frederick C. Quirsfeld
Born in 1947
200 AXP Financial Center
Minneapolis, MN

Vice president - taxable mutual fund investments of AEFC. Vice president - fixed income investments for the Fund.

John M. Knight
Born in 1952
200 AXP Financial Center
Minneapolis, MN

Vice president - investment accounting of AEFC. Treasurer for the Fund.

COMPENSATION FOR BOARD MEMBERS

During the most recent fiscal year, the independent members of the Fund board, for attending up to 26 meetings, received the following compensation:

                                     Compensation Table

                                                   Total cash compensation from
                      Aggregate                    American Express Funds and
Board member          compensation from the Fund   Preferred Master Trust Group
----------------      --------------------------   ----------------------------

H. Brewster Atwater, Jr.       $ 1,617                       $ 118,275
Lynne V. Cheney                  1,325                         102,225
Heinz F. Hutter                  1,342                         101,700
Anne P. Jones                    1,402                         106,625
William R. Pearce                  992                          74,475
Alan K. Simpson                  1,325                         102,225
C. Angus Wurtele                 1,717                         124,275

As of 30 days prior to the date of this SAI, the Fund's board members and officers as a group owned less than 1% of the outstanding shares of any class.

INDEPENDENT AUDITORS

The financial statements contained in the Annual Report were audited by independent auditors, KPMG LLP, 4200 Norwest Center, 90 S. Seventh St., Minneapolis, MN 55402-3900. The independent auditors also provide other accounting and tax-related services as requested by the Fund.

                                    APPENDIX

                             DESCRIPTION OF RATINGS

                                      Standard & Poor's Debt Ratings
A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of such information or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

         o Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

         o    Nature of and provisions of the obligation.

         o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Investment Grade

Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

Debt rated A has a strong capacity to pay interest and repay principal, although
it  is  somewhat  more   susceptible  to  the  adverse  effects  of  changes  in
circumstances and economic conditions than debt in higher-rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Speculative grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

Debt rated CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

Debt rated C typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

The rating CI is reserved for income bonds on which no interest is being paid.

Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                         Moody's Long-Term Debt Ratings

Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa securities.

A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa - Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds that are rated Ba are judged to have speculative elements--their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                               SHORT-TERM RATINGS

                   Standard & Poor's Commercial Paper Ratings

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

         A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

         A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

         A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         B Issues are regarded as having only speculative capacity for timely payment.

         C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

         D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

                         Standard & Poor's Note Ratings

An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

Note rating symbols and definitions are as follows:

         SP-1     Strong   capacity  to  pay  principal  and  interest.   Issues
                  determined to possess very strong characteristics are given a plus (+) designation.

         SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         SP-3     Speculative capacity to pay principal and interest.

                           Moody's Short-Term Ratings

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

         Issuers rated Prime-l (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-l repayment ability will often be evidenced by many of the following characteristics: (i) leading market positions in well-established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structure with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.
         Adequate alternate liquidity is maintained.

         Issuers rated Not Prime do not fall within any of the Prime rating categories.

                                 Moody's & S&P's
                         Short-Term Muni Bonds and Notes

Short-term municipal bonds and notes are rated by Moody's and by S&P. The ratings reflect the liquidity concerns and market access risks unique to notes.

Moody's MIG 1/VMIG 1 indicates the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

Moody's MIG 2/VMIG 2 indicates high quality. Margins of protection are ample although not so large as in the preceding group.

Moody's MIG 3/VMIG 3 indicates favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Moody' s MIG 4/VMIG 4 indicates adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

Standard & Poor's rating SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

Standard & Poor's rating SP-2 indicates satisfactory capacity to pay principal and interest.

Standard & Poor's rating SP-3 indicates speculative capacity to pay principal and interest.

INDEPENDENT AUDITORS' REPORT

THE BOARD AND SHAREHOLDERS
AXP TAX-EXEMPT SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Intermediate Tax-Exempt Fund (a series of AXP Tax-Exempt Series, Inc.) as of November 30, 1999, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period ended November 30, 1999 and the financial highlights for the three-year period ended November 30, 1999, and for the period from November 13, 1996 (commencement of operations) to November 30, 1996. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of AXP Intermediate Tax-Exempt Fund as of November 30, 1999, and the results of its operations, changes in its net assets, and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.



KPMG LLP
Minneapolis, Minnesota
January 7, 2000

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
AXP INTERMEDIATE TAX-EXEMPT FUND


NOV. 30, 1999
------------------------------------------------------------------------------------------------------------------------
 ASSETS
------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (Note 1)
    (identified cost $38,665,183)                                                                         $ 38,400,199
Cash in bank on demand deposit                                                                                  59,039
Accrued interest receivable                                                                                    456,447
------------------------------------------------------------------------------------------------------------------------
Total assets                                                                                                38,915,685
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
LIABILITIES
------------------------------------------------------------------------------------------------------------------------
Dividends payable to shareholders                                                                               25,896
Payable for investment securities purchased                                                                    999,756
Accrued investment management services fee                                                                         465
Accrued distribution fee                                                                                           442
Accrued transfer agency fee                                                                                         63
Accrued administrative services fee                                                                                 41
Other accrued expenses                                                                                          33,548
------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                                            1,060,211
------------------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                                        $ 37,855,474
========================================================================================================================

------------------------------------------------------------------------------------------------------------------------
REPRESENTED BY
------------------------------------------------------------------------------------------------------------------------
Capital stock -- $.01 par value (Note 1)                                                                  $     75,409
Additional paid-in capital                                                                                  38,065,974
Undistributed net investment income                                                                                770
Accumulated net realized gain (loss)                                                                           (21,695)
Unrealized appreciation (depreciation) on investments                                                         (264,984)
------------------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock                                  $ 37,855,474
=========================================================================================================================
Net assets applicable to outstanding shares:                      Class A                                 $ 28,910,714
                                                                  Class B                                 $  8,943,633
                                                                  Class Y                                 $      1,127
Net asset value per share of outstanding capital stock:           Class A shares         5,758,918        $       5.02
                                                                  Class B shares         1,781,802        $       5.02
                                                                  Class Y shares               225        $       5.01
-------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

STATEMENT OF OPERATIONS
AXP INTERMEDIATE TAX-EXEMPT FUND


YEAR ENDED NOV. 30, 1999
----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
----------------------------------------------------------------------------------------------------------
Income:
Interest                                                                            $1,492,849
----------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                     143,819
Distribution fee
    Class A                                                                             25,344
    Class B                                                                             67,551
Transfer agency fee                                                                     18,754
Incremental transfer agency fee
    Class A                                                                              1,532
    Class B                                                                                997
Service fee
    Class A                                                                             24,292
    Class B                                                                              7,700
Administrative services fees and expenses                                               13,286
Compensation of board members                                                            7,829
Custodian fees                                                                           7,461
Printing and postage                                                                    11,103
Registration fees                                                                       35,598
Audit fees                                                                              14,000
Other                                                                                    7,179
----------------------------------------------------------------------------------------------------------
Total expenses                                                                         386,445
    Less expenses voluntarily reimbursed by AEFC (Note 2)                              (38,639)

                                                                                       347,806
    Earnings credits on cash balances (Note 2)                                          (2,168)
----------------------------------------------------------------------------------------------------------
Total net expenses                                                                     345,638
----------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                      1,147,211
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
----------------------------------------------------------------------------------------------------------
Net realized gain (loss) on security transactions (Note 3)                              16,737
Net change in unrealized appreciation (depreciation) on investments                   (771,094)
----------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                        (754,357)
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                     $  392,854
==========================================================================================================


See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
AXP INTERMEDIATE TAX-EXEMPT FUND


YEAR ENDED NOV. 30,                                                                        1999                1998
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS AND DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                        $ 1,147,211       $     913,715
Net realized gain (loss) on security transactions                                           16,737                 111
Net change in unrealized appreciation (depreciation) on investments                       (771,094)            260,381
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                            392,854           1,174,207
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
    Net investment income
        Class A                                                                           (911,802)           (722,204)
        Class B                                                                           (237,666)           (191,469)
        Class Y                                                                                (44)                (43)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                     (1,149,512)           (913,716)
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
---------------------------------------------------------------------------------------------------------------------------------
Proceeds from sales
    Class A shares (Note 2)                                                             23,083,141          17,789,645
    Class B shares                                                                       5,504,477           4,471,658
Reinvestment of distributions at net asset value
    Class A shares                                                                         686,510             559,558
    Class B shares                                                                         213,690             177,771
    Class Y shares                                                                              44                  43
Payments for redemptions
    Class A shares                                                                     (14,944,355)        (14,921,647)
    Class B shares (Note 2)                                                             (3,608,039)         (3,249,556)
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions                       10,935,468           4,827,472
---------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                                 10,178,810           5,087,963
Net assets at beginning of year                                                         27,676,664          22,588,701
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                                             $ 37,855,474        $ 27,676,664
=================================================================================================================================
Undistributed net investment income                                                   $        770        $      3,071
---------------------------------------------------------------------------------------------------------------------------------


See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

AXP INTERMEDIATE TAX-EXEMPT FUND

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
AXP Intermediate Tax-Exempt Fund (a series of AXP Tax-Exempt Series, Inc.) is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Tax-Exempt Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in bonds and other debt obligations.

The Fund offers Class A, Class B and Class Y shares.

-  Class A shares are sold with a front-end sales charge.
- Class B shares may be subject to a contingent deferred sales charge and automatically convert to Class A shares during the ninth calendar year of ownership.
- Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differs among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES
Preparing financial statements that conform to generally accepted accounting principles requires management to make estimates (e.g., on assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

OPTION TRANSACTIONS
To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may write over-the-counter options where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS
To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FEDERAL TAXES
The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

DIVIDENDS TO SHAREHOLDERS
Dividends from net investment income, declared daily and payable monthly, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Interest income, including level-yield amortization of premium and discount, is accrued daily.

2. EXPENSES AND SALES CHARGES
The Fund has agreements with American Express Financial Corporation (AEFC) to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.45% to 0.35% annually.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.04% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

-  Class A $19.50

-  Class B $20.50

-  Class Y $17.50

Under terms of a prior agreement that ended Jan. 31, 1999, the Fund paid a transfer agency fee at an annual rate per shareholder account of $15.50 for Class A and $16.50 for Class B. Under terms of a prior agreement that ended March 31, 1999, the Fund paid a transfer agency fee at an annual rate per shareholder account of $15.50 for Class Y.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution (the Plan), the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B shares. The Plan went into effect July 1, 1999. Under terms of a prior Plan and Agreement of Distribution (the Prior Plan) that ended June 30, 1999, the Fund paid a distribution fee for Class B shares at an annual rate up to 0.75% of average daily net assets. The Prior Plan was not effective with respect to Class A shares.

Under a Shareholder Service Agreement, the Fund's Class Y shares pay a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares. Under terms of a prior agreement that ended June 30, 1999, the Fund paid a shareholder service fee for Class A and Class B shares at a rate of 0.175% of average daily net assets. Effective July 1, 1999, the agreement for Class A and Class B shares was converted to the Plan and Agreement of Distribution discussed above.

Sales charges received by the Distributor for distributing Fund shares were $225,886 for Class A and $8,952 for Class B for the year ended Nov. 30, 1999.

AEFC agreed to waive certain fees and to absorb certain other of the Fund's expenses. Under this agreement, the Fund's total expenses, net of earnings credits, could not exceed 0.90% for Class A, 1.66% for Class B and 0.83% for Class Y of the Fund's average daily net assets. In addition, for the year ended Nov. 30, 1999, AEFC further voluntarily agreed to waive certain fees and expenses to 1.65% for Class B and 0.80% for Class Y.

During the year ended Nov. 30, 1999, the Fund's custodian and transfer agency fees were reduced by $2,168 as a result of earnings credits from overnight cash balances.

3. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $8,270,761 and $2,867,485, respectively, for the year ended Nov. 30, 1999. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock for the years indicated are as follows:

                                                                          YEAR ENDED NOV. 30, 1999
                                                         CLASS A                    CLASS B                 CLASS Y
---------------------------------------------------------------------------------------------------------------------------------
Sold                                                     4,539,072                 1,080,474                      --
Issued for reinvested distributions                        135,012                    42,053                       9
Redeemed                                                (2,934,808)                 (707,032)                     --
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                  1,739,276                   415,495                       9
---------------------------------------------------------------------------------------------------------------------------------

                                                                          YEAR ENDED NOV. 30, 1998
                                                         CLASS A                    CLASS B                 CLASS Y
---------------------------------------------------------------------------------------------------------------------------------
Sold                                                     3,481,871                   874,848                      --
Issued for reinvested distributions                        109,456                    34,779                       9
Redeemed                                                (2,919,889)                 (635,720)                     --
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                    671,438                   273,907                       9
---------------------------------------------------------------------------------------------------------------------------------


5. CAPITAL LOSS CARRYOVER
For federal income tax purposes, the Fund has a capital loss carryover of $21,695 as of Nov. 30, 1999, that if not offset by subsequent capital gains, will expire in 2005. It is unlikely the board will authorize a distribution of any net realized gain for the Fund until its capital loss carryover has been offset or expires.

6. BANK BORROWINGS
The Fund has a revolving credit agreement with U.S. Bank, N.A., whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must have asset coverage for borrowings not to exceed the aggregate of 333% of advances equal to or less than five business days plus 367% of advances over five business days. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $200 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.30% or the Eurodollar Rate (Reserve Adjusted) plus 0.20%. Borrowings are payable up to 90 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.05% per annum. The Fund had no borrowings outstanding during the year ended Nov. 30, 1999.

7. FINANCIAL HIGHLIGHTS
The tables below show certain important financial information for evaluating the Fund's results.

FISCAL PERIOD ENDED NOV. 30,
---------------------------------------------------------------------------------------------------------------------------------
 PER SHARE INCOME AND CAPITAL CHANGES(a)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                 CLASS A
                                                       --------------------------------------------------------------------------
                                                        1999               1998             1997              1996(b)
Net asset value, beginning of period                   $5.14              $5.09            $5.04             $5.00
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                             .19                .19              .18                --
Net gains (losses) (both realized and unrealized)       (.12)               .05              .05               .04
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                         .07                .24              .23               .04
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                    (.19)              (.19)            (.18)               --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $5.02              $5.14            $5.09             $5.04
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                  $29                $21              $17                $2
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)        .90%(d)            .92%(d)          .93%(d)           .90%(d)(e)
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average daily net assets                            3.78%              3.76%            3.60%             3.19%(e)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
(excluding short-term securities)                         9%                 7%              24%                --
---------------------------------------------------------------------------------------------------------------------------------
Total return(f)                                        1.44%              4.85%            4.44%              .96%
---------------------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  Inception date was Nov. 13, 1996.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) AEFC voluntarily limited total operating expenses, net of earnings credits, for the Fund. Had AEFC not done so, the annual ratios of expenses would have been 1.02%, 0.96%, 1.49% and 48.94% for Class A for the periods ended 1999, 1998, 1997, and 1996, respectively.
(e)  Adjusted to an annual basis.
(f)  Total return does not reflect payment of a sales charge.

FISCAL PERIOD ENDED NOV. 30,
--------------------------------------------------------------------------------------------------------------------------------
 PER SHARE INCOME AND CAPITAL CHANGES(a)
--------------------------------------------------------------------------------------------------------------------------------
                                                         Class B                                   Class Y

                                              1999      1998      1997      1996(b)       1999      1998    1997      1996(b)
Net asset value,
beginning of period                           $5.14     $5.09     $5.04    $5.00          $5.13     $5.09   $5.04    $5.00
--------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:

Net investment income (loss)                    .15       .15       .14       --            .21       .19     .18       --

Net gains (losses) (both
realized and unrealized)                       (.12)      .05       .05      .04           (.12)      .05     .05      .04
--------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                .03       .20       .19      .04            .09       .24     .23      .04
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:

Dividends from net
investment income                              (.15)     (.15)     (.14)      --           (.21)     (.20)   (.18)      --
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                $5.02     $5.14     $5.09    $5.04          $5.01     $5.13   $5.09    $5.04
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in millions)                                    $9        $7        $6      $--            $--       $--     $--      $--
--------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average daily net assets(c)                   1.65%(d)  1.67%(d)  1.68%(d) 1.66%(d,e)      .80%(d)   .78%(d) .80%(d)  .73%(d,e)
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment
income (loss) to average
daily net assets                              3.02%     3.01%     2.87%    2.04%(e)       4.03%     3.83%   3.84%    2.32%(e)
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
(excluding short-term securities)                9%        7%       24%      --%             9%        7%     24%       --
--------------------------------------------------------------------------------------------------------------------------------
Total return(f)                                .69%     4.07%     3.67%     .92%          1.59%     4.78%   4.57%     .97%
--------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Inception date was Nov. 13, 1996.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) AEFC voluntarily limited total operating expenses, net of earnings credits, for the Fund. Had AEFC not done so, the annual ratios of expenses would have been 1.78%, 1.71%, 2.17%, and 55.07% for Class B and 0.94%, 0.88%, 1.70% and
    83.81% for Class Y for the periods ended 1999, 1998, 1997, and 1996, respectively.
(e) Adjusted to an annual basis.
(f) Total return does not reflect payment of a sales charge.

INVESTMENTS IN SECURITIES

AXP INTERMEDIATE TAX-EXEMPT FUND
NOV. 30, 1999

(Percentages represent value of investments compared to net assets)

--------------------------------------------------------------------------------------------------------------------------
 MUNICIPAL BONDS (83.5%)
--------------------------------------------------------------------------------------------------------------------------
NAME OF ISSUER AND                                           COUPON                PRINCIPAL                  VALUE(a)
TITLE OF ISSUE(b,c)                                           RATE                  AMOUNT
ALABAMA (1.0%)
Special Care Facilities Finance Authority
    Revenue Bonds Lanier Memorial Hospital
    Series 1997A
        11-01-01                                                 5.50%              $390,000                   $392,886
--------------------------------------------------------------------------------------------------------------------------

ALASKA (3.2%)
Anchorage Light & Power Senior Lien
    Electric Utilities Refunding Revenue Bonds
    Series 1996C (AMBAC Insured)
        12-01-99                                                 4.10                100,000                    100,001
Anchorage Unlimited Tax General Obligation Bonds
    Series 1992 (MBIA Insured)
        08-01-01                                                 5.85                425,000                    435,336
Industrial Development & Exploration Authority
    Electric Power Revenue Bonds
    Upper Lynn Canal Regional Power
    Series 1997 A.M.T.
        01-01-02                                                 5.00                705,000                    693,368
                                                                                                           ---------------
Total                                                                                                         1,228,705
--------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (2.5%)
Lake Elsinore School Financing Authority
    Revenue Bonds Series 1997
        09-01-02                                                 5.10                205,000                    207,979
        09-01-03                                                 5.20                220,000                    224,182
Long Beach Harbor Revenue Bonds Series 1993 A.M.T.
        05-15-02                                                 4.50                500,000                    501,720
                                                                                                           ---------------
Total                                                                                                           933,881
--------------------------------------------------------------------------------------------------------------------------


See accompanying notes to investments in securities.


--------------------------------------------------------------------------------------------------------------------------
 MUNICIPAL BONDS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------
NAME OF ISSUER AND                                           COUPON                PRINCIPAL                  VALUE(a)
TITLE OF ISSUE(b,c)                                           RATE                  AMOUNT

COLORADO (2.4%)
Arvada Urban Renewal Authority
    Tax Allocation Refunding Revenue Bonds
    Series 1997A (MBIA Insured)
        09-01-02                                                 5.25%              $200,000                   $204,124
Denver City & County Airport Revenue Bonds Series 1996
    (MBIA Insured) A.M.T.
        11-15-00                                                 4.80                500,000                    503,215
Highlands Ranch District #3 Douglas County
    (ACA Insured)
        12-01-01                                                 4.30                200,000                    198,948
                                                                                                           ---------------
Total                                                                                                           906,287
--------------------------------------------------------------------------------------------------------------------------

CONNECTICUT (0.9%)
State Development Authority Refunding Revenue Bonds
    Church Homes Incorporated 1st Mortgage
    Gross Health Care Series 1997
        04-01-00                                                 4.65                200,000                    200,004
State Unlimited General Obligation Bonds Series 1995A
        03-15-00                                                 5.00                130,000                    130,415
                                                                                                           ---------------
Total                                                                                                           330,419
--------------------------------------------------------------------------------------------------------------------------

DISTRICT OF COLUMBIA (1.3%)
Fixed Rate Revenue Bonds
    National Academy of Sciences
    Series 1999A (AMBAC Insured)
        01-01-05                                                 4.00                500,000                    475,185
--------------------------------------------------------------------------------------------------------------------------

FLORIDA (6.5%)
Grand Haven Community Development District
    Special Assessment Bonds Flagler County
    Series 1997A
        05-01-02                                                 6.30                300,000                    300,513
Heritage Palms Community Development District
    Capital Improvement Revenue Bonds
    Series 1998
        11-01-03                                                 5.40                400,000                    388,992
Hillsborough County Industrial Development Authority
    Health Facilities Revenue Bonds
    University Community Hospital Series 1999A
        08-15-03                                                 4.50                500,000                    488,295



                            See accompanying notes to investments in securities.


--------------------------------------------------------------------------------------------------------------------------
 MUNICIPAL BONDS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------
NAME OF ISSUER AND                                           COUPON                PRINCIPAL                  VALUE(a)
TITLE OF ISSUE(b,c)                                           RATE                  AMOUNT

Lakewood Ranch Community Development District #1
    Manatec County Benefit Special Assessment Bonds
    Series 1998
        05-01-17                                                 7.30%              $250,000                   $242,333
North Springs Improvement Special Assessment
    District Revenue Bonds Parkland Isles Series 1997B
        05-01-05                                                 6.25                500,000                    494,779
State Ports Financing Commission Port District Revenue
    Bonds Series 1996 (MBIA Insured) A.M.T.
        06-01-03                                                 4.60                100,000                    100,224
Stoneybrook Community Development District
    Capital Improvement Revenue Bonds
    Lee County Series 1998B
        05-01-08                                                 5.70                500,000                    478,400
                                                                                                           ---------------
Total                                                                                                         2,493,536
--------------------------------------------------------------------------------------------------------------------------

GEORGIA (0.7%)
Clarke County Hospital Authority Hospital Revenue
    Certificates Series 1996 (MBIA Insured)
        01-01-01                                                 5.00                150,000                    151,176
Dalton Development Authority Revenue Certificates
    Series 1996 (MBIA Insured)
        08-15-04                                                 4.63                125,000                    124,730
                                                                                                           ---------------
Total                                                                                                           275,906
--------------------------------------------------------------------------------------------------------------------------

HAWAII (0.5%)
State Housing Finance & Development
    Single Family Mortgage Revenue Bonds
    Series 1998A A.M.T.
        07-01-01                                                 4.25                195,000                    194,226
--------------------------------------------------------------------------------------------------------------------------



See accompanying notes to investments in securities.


--------------------------------------------------------------------------------------------------------------------------
 MUNICIPAL BONDS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------
NAME OF ISSUER AND                                           COUPON                PRINCIPAL                  VALUE(a)
TITLE OF ISSUE(b,c)                                           RATE                  AMOUNT

ILLINOIS (5.3%)
Chicago Unlimited General Obligation
    Refunding Bonds Series 1996B (FGIC Insured)
        01-01-00                                                 5.00%              $130,000                   $130,124
Chicago Unlimited Tax General Obligation
    Refunding Bonds Series 1996B (FGIC Insured)
        01-01-02                                                 6.00                520,000                    535,866
Dundee Township Open Space General Obligation Bonds
    Series 1997 (FSA Insured)
        12-01-02                                                 4.40                250,000                    248,695
Health Facility Authority Nursing Home
    Refunding Revenue Bonds
    Covenant Retirement Communities Series 1998
        12-01-00                                                 4.20                415,000                    414,174
McDonough County Hospital District
    Hospital Facility Refunding Revenue Bonds
    Series 1998
        07-01-01                                                 4.35                200,000                    198,154
North Chicago Unlimited General Obligation
    Refunding Bonds Series 1996 (FGIC Insured)
        01-01-01                                                 4.60                200,000                    200,624
State Educational Facilities Authority Revenue Bonds
    Lewis University Series 1996
        10-01-03                                                 5.10                140,000                    139,441
State Health Facilities Authority Hospital
    Refunding Revenue Bonds Series 1996A
        08-15-03                                                 5.00                125,000                    125,179
                                                                                                           ---------------
Total                                                                                                         1,992,257
--------------------------------------------------------------------------------------------------------------------------



                            See accompanying notes to investments in securities.


--------------------------------------------------------------------------------------------------------------------------
 MUNICIPAL BONDS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------
NAME OF ISSUER AND                                           COUPON                PRINCIPAL                  VALUE(a)
TITLE OF ISSUE(b,c)                                           RATE                  AMOUNT

INDIANA (1.4%)
Ball State University Board of Trustees
    Refunding Revenue Bonds
    Student Fee Series 1999 (FGIC Insured)
        07-01-04                                                 4.00%              $320,000                   $307,651
Health Facility Finance Authority
    Hospital Revenue Bonds
    Jackson County Schneck Memorial Hospital
    Series 1998
        02-15-00                                                 4.15                100,000                     99,865
State Transportation Finance Authority Airport
    Facility Lease Refunding Revenue Bonds
    Series 1996A (AMBAC Insured)
        11-01-03                                                 4.50                125,000                    124,818
                                                                                                           ---------------
Total                                                                                                           532,334
--------------------------------------------------------------------------------------------------------------------------

KANSAS (0.5%)
State Development Finance Authority
    Health Facilities Revenue Bonds Hays Medical Center
    Series 1997B (MBIA Insured)
        11-15-00                                                 5.00                200,000                    201,902
--------------------------------------------------------------------------------------------------------------------------

LOUISIANA (1.4%)
Jefferson Parish Home Mortgage Authority Single Family
    Revenue Bonds Series 1997A
    (GNMA & FNMA Insured) A.M.T.
        06-01-07                                                 4.90                230,000                    225,759
State Public Facilities Authority
    College Revenue Bonds Series 1997
        02-01-03                                                 5.10                100,000                    101,335
State Unlimited Tax General Obligation
    Refunding Bonds Series 1996A
        08-01-02                                                 6.00                200,000                    207,748
                                                                                                           ---------------
Total                                                                                                           534,842
--------------------------------------------------------------------------------------------------------------------------


See accompanying notes to investments in securities.


--------------------------------------------------------------------------------------------------------------------------
 MUNICIPAL BONDS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------
NAME OF ISSUER AND                                           COUPON                PRINCIPAL                  VALUE(a)
TITLE OF ISSUE(b,c)                                           RATE                  AMOUNT

MAINE (0.3%)
State Technical College System Certificates of Participation
    Series 1997 (MBIA Insured)
        01-01-02                                                 4.80%              $100,000                   $100,666
--------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS (3.4%)
State Education Finance Authority
    Student Loan Refunding Revenue Bonds
    Issue E Series 1999A A.M.T.
        07-01-05                                                 4.10                500,000                    476,360
State Health & Education Facilities Authority
    Hospital Revenue Bonds
    Caritas Christi Obligation Group
    Series 1999A
        07-01-04                                                 5.25                500,000                    496,405
State Health & Education Facilities Authority
    Hospital Revenue Bonds
    Milford-Whitinsville Regional Hospital
    Series 1998C
        07-15-01                                                 5.00                300,000                    300,396
                                                                                                           ---------------
Total                                                                                                         1,273,161
--------------------------------------------------------------------------------------------------------------------------

MICHIGAN (5.1%)
Chippewa County Finance Authority
    Hospital Refunding Revenue Bonds
    Chippewa County War Memorial Hospital
    Series 1997B
        11-01-01                                                 4.75                200,000                    199,132
Concord Academy Certificate of Participation Series 1998
        10-01-03                                                 5.70                175,000                    170,469
Countryside Charter School
    Full Term Certificates of Participation
    Berrien County Series 1999
        04-01-04                                                 5.70                145,000                    141,301
Garden City Hospital Finance Authority
    Hospital Revenue Bonds Series 1998
        09-01-03                                                 5.38                200,000                    196,446
Livingston Developmental Agency
    Certificates of Participation Series 1999
        05-01-05                                                 5.70                145,000                    141,049



                            See accompanying notes to investments in securities.


--------------------------------------------------------------------------------------------------------------------------
 MUNICIPAL BONDS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------
NAME OF ISSUER AND                                           COUPON                PRINCIPAL                  VALUE(a)
TITLE OF ISSUE(b,c)                                           RATE                  AMOUNT

State Hospital Finance Authority
    Refunding Revenue Bonds
    Chelsea Community Hospital
    Series 1998
        05-15-01                                                 4.50%              $200,000                   $198,892
State Hospital Finance Authority
    Revenue Bonds Series 1997
        01-01-00                                                 5.60                135,000                    135,085
Summit Academy Certificates of Participation
    Junior High School Facility Series 1999
        09-01-04                                                 5.70                260,000                    252,509
Summit Academy Certificates of Participation Series 1998
        09-01-04                                                 5.70                500,000                    485,595
                                                                                                           ---------------
Total                                                                                                         1,920,478
--------------------------------------------------------------------------------------------------------------------------

MINNESOTA (3.4%)
Crow Finance Authority Tribal Purpose
    Revenue Bonds Series 1998
        10-01-02                                                 5.00                315,000                    315,721
Hastings Healthcare Tax-Exempt Nursing Home
    Revenue Bonds Regina Medical Center (ACA Insured)
        09-15-03                                                 4.30                285,000                    276,618
Minneapolis Community Development Agency
    Limited Tax Supported Development Revenue
    Common Fund Bonds Series 1997 A.M.T.
        06-01-00                                                 5.10                215,000                    215,991
State Higher Education Facilities Authority
    Mortgage Revenue Bonds
    Augsburg College Series 1999 4-Y
        10-01-04                                                 4.40                250,000                    242,943
        10-01-05                                                 4.40                250,000                    240,100
                                                                                                           ---------------
Total                                                                                                         1,291,373
--------------------------------------------------------------------------------------------------------------------------

MISSISSIPPI (0.8%)
Jackson Airport Authority Revenue Bonds
    (AMBAC Insured) A.M.T.
        12-01-01                                                 6.25                135,000                    139,455
        12-01-02                                                 6.25                145,000                    151,474
                                                                                                           ---------------
Total                                                                                                           290,929
--------------------------------------------------------------------------------------------------------------------------


See accompanying notes to investments in securities.


--------------------------------------------------------------------------------------------------------------------------
 MUNICIPAL BONDS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------
NAME OF ISSUER AND                                           COUPON                PRINCIPAL                  VALUE(a)
TITLE OF ISSUE(b,c)                                           RATE                  AMOUNT

MISSOURI (1.3%)
Kansas City Water Revenue Bonds Series 1996B
        12-01-99                                                 5.75%              $100,000                   $100,006
State Health & Educational Facilities Authority
    Hospital Revenue Bonds Series 1993A
        05-15-02                                                 4.50                125,000                    124,911
West Plains Industrial Development Authority
    Hospital Revenue Bonds Ozarks Medical Center
        11-15-01                                                 4.60                290,000                    285,519
                                                                                                           ---------------
Total                                                                                                           510,436
--------------------------------------------------------------------------------------------------------------------------

NEVADA (0.3%)
Washoe County Limited General Obligation
    Refunding Bonds Series 1993B (AMBAC Insured)
        09-01-00                                                 4.80                100,000                    100,628
--------------------------------------------------------------------------------------------------------------------------

NEW HAMPSHIRE (0.3%)
State Business Finance Authority Resource
    Recovery Revenue Bonds (MBIA Insured)
        07-01-01                                                 4.65                100,000                    100,436
--------------------------------------------------------------------------------------------------------------------------

NEW MEXICO (3.4%)
Sandoval County Multi-family Housing
    Refunding Revenue Bonds Meadowlark Apartments
    Series 1998B A.M.T.
        07-01-01                                                 6.38                600,000                    595,518
Santa Fe County Lifecare Revenue Bonds
    El Castillo Retirement Series 1998A
        05-15-04                                                 5.00                200,000                    194,864
Santa Fe Educational Facilities College
    Improvement Refunding Revenue Bonds Series 1997
        10-01-03                                                 5.20                235,000                    235,808
        10-01-04                                                 5.30                245,000                    245,581
                                                                                                           ---------------
Total                                                                                                         1,271,771
--------------------------------------------------------------------------------------------------------------------------



                            See accompanying notes to investments in securities.


--------------------------------------------------------------------------------------------------------------------------
 MUNICIPAL BONDS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------
NAME OF ISSUER AND                                           COUPON                PRINCIPAL                  VALUE(a)
TITLE OF ISSUE(b,c)                                           RATE                  AMOUNT

NEW YORK (6.3%)
New York City Unlimited General Obligation Bonds
    Series 1997G
        10-15-00                                                 5.00%              $100,000                   $100,910
        08-01-02                                                 5.00                300,000                    299,979
        10-15-02                                                 5.00                200,000                    202,961
New York City Unlimited Tax
    General Obligation Bonds Series 1999F
        08-01-04                                                 4.00                500,000                    476,975
State Dormitory Authority Federal Housing
    Authority Insured Hospital Revenue Bonds
    Series 1996 (AMBAC Insured)
        02-01-01                                                 5.00                125,000                    125,918
State Dormitory Authority Health Care Revenue Bonds
    Mental Health Services Facilities Series 1997B
        08-15-02                                                 5.00                500,000                    504,244
State Environmental Facilities Corporation
    Special Obligation Lease Refunding Revenue Bonds
    Series 1996 (AMBAC Insured)
        04-01-01                                                 4.60                200,000                    200,890
State Mortgage Agency Single Family Housing
    Revenue Bonds Series 1998 A.M.T.
        04-01-01                                                 4.15                500,000                    498,575
                                                                                                           ---------------
Total                                                                                                         2,410,452
--------------------------------------------------------------------------------------------------------------------------

NORTH CAROLINA (0.3%)
Union City Unlimited General Obligation Bonds
    Series 1996B (MBIA Insured)
        05-01-01                                                 5.25                100,000                    101,456
--------------------------------------------------------------------------------------------------------------------------

NORTH DAKOTA (1.5%)
State Housing Finance Agency Home Mortgage Finance
    Revenue Bonds Single Family Housing
    Series 1998A A.M.T.
        01-01-01                                                 4.20                195,000                    194,025
        07-01-01                                                 4.20                270,000                    268,056
Ward County Health Care Facilities
    Revenue Bonds Series 1996A
        07-01-03                                                 5.40                100,000                    100,860
                                                                                                           ---------------
Total                                                                                                           562,941
--------------------------------------------------------------------------------------------------------------------------


See accompanying notes to investments in securities.


--------------------------------------------------------------------------------------------------------------------------
 MUNICIPAL BONDS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------
NAME OF ISSUER AND                                           COUPON                PRINCIPAL                  VALUE(a)
TITLE OF ISSUE(b,c)                                           RATE                  AMOUNT

OHIO (5.3%)
Akron Bath Copley Joint Township Hospital District
    Revenue Bonds Summa Hospital
    Series 1998A
        11-15-03                                                 4.50%              $500,000                   $481,815
Carroll Water & Sewer District
    Unlimited Tax General Obligation Bonds
        12-01-10                                                 6.25                235,000                    235,432
Cleveland Cuyahoga County Port Authority
    Refunding Revenue Bonds
    Sub Rock & Roll Hall of Fame
        12-01-02                                                 5.10                300,000                    301,026
Portage County Hospital Revenue Bonds
    Robinson Memorial Hospital (AMBAC Insured)
        11-15-04                                                 4.75                500,000                    500,865
Sandusky County Hospital Facilities Refunding
    Revenue Bonds Memorial Hospital
        01-01-00                                                 4.40                500,000                    499,869
                                                                                                           ---------------
Total                                                                                                         2,019,007
--------------------------------------------------------------------------------------------------------------------------

OKLAHOMA (0.7%)
Enid Municipal Authority Sales Tax & Utility
    Refunding Revenue Bonds
    Series 1996 (AMBAC Insured)
        02-01-00                                                 4.50                250,000                    250,225
--------------------------------------------------------------------------------------------------------------------------

OREGON (2.6%)
State Department of Administrative Services
    Lottery Revenue Bonds Series B (FSA Insured)
        04-01-03                                                 4.40              1,000,000                    996,330
--------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA (4.8%)
Clarion County Hospital Authority
    Hospital Refunding Revenue Bonds
    Clarion Hospital Series 1997
        07-01-00                                                 4.60                200,000                    199,736
        07-01-01                                                 4.75                200,000                    198,914
Commonwealth of Pennsylvania Unlimited General
    Obligation Bonds 3rd Series 1993
        09-01-00                                                 4.50                150,000                    150,620



                            See accompanying notes to investments in securities.


--------------------------------------------------------------------------------------------------------------------------
 MUNICIPAL BONDS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------
NAME OF ISSUER AND                                           COUPON                PRINCIPAL                  VALUE(a)
TITLE OF ISSUE(b,c)                                           RATE                  AMOUNT

Cumberland County Municipal Authority
    Nursing Home Revenue Bonds Series 1996
        12-01-03                                                 5.35%              $125,000                   $125,371
Delaware County Industrial Development Authority
    Pollution Control Refunding Revenue Bonds Series 1997A
        01-01-01                                                 5.30                500,000                    498,465
New Wilmington Municipal Authority
    College Revenue Bonds
    Westminster College Series 1998
        03-01-00                                                 4.30                190,000                    189,985
State Higher Educational Facilities Authority
    Revenue Bonds UPMC Health System
    Series 1999A
        08-01-05                                                 4.05                500,000                    470,500
                                                                                                           ---------------
Total                                                                                                         1,833,591
--------------------------------------------------------------------------------------------------------------------------

RHODE ISLAND (0.5%)
State Refunding Certificates of Participation
    Series 1997 (MBIA Insured)
        10-01-02                                                 4.70                200,000                    200,964
--------------------------------------------------------------------------------------------------------------------------

SOUTH DAKOTA (0.9%)
Sioux Falls Health Facilities
    Hospital Revenue Bonds
    Evangelical Lutheran Good Samaritan Society
    Series 1998B (AMBAC Insured)
        06-01-01                                                 4.45                200,000                    199,856
Sioux Falls Sales Tax Revenue Bonds
    Series 1996A (AMBAC Insured)
        11-15-04                                                 5.00                150,000                    152,232
                                                                                                           ---------------
Total                                                                                                           352,088
--------------------------------------------------------------------------------------------------------------------------

TENNESSEE (1.3%)
Knox County Unlimited Tax General
    Obligation Bonds Series 1997
        02-01-03                                                 4.45                500,000                    499,330
--------------------------------------------------------------------------------------------------------------------------


See accompanying notes to investments in securities.


--------------------------------------------------------------------------------------------------------------------------
 MUNICIPAL BONDS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------
NAME OF ISSUER AND                                           COUPON                PRINCIPAL                  VALUE(a)
TITLE OF ISSUE(b,c)                                           RATE                  AMOUNT

TEXAS (5.9%)
Denison Hospital Authority Revenue Bonds Series 1997
        08-15-02                                                 5.45%              $255,000                   $255,161
Harris County Municipal Utilities District #196
    Water & Sewer Revenue Bonds Series 1998
        09-01-03                                                 4.40                140,000                    136,896
        09-01-04                                                 4.50                155,000                    150,471
Harris County Municipal Utilities District #230
    Unlimited Tax General Obligation Bonds
    Series 1999
        09-01-03                                                 4.20                140,000                    136,006
        09-01-04                                                 4.30                150,000                    144,443
        09-01-05                                                 4.40                160,000                    152,744
Houston Water & Sewer System Junior Lien
    Refunding Revenue Bonds Series 1992C (MBIA Insured)
        12-01-99                                                 5.10                100,000                    100,004
Houston Water & Sewer System Prior Lien
    Refunding Revenue Bonds Series 1992B (MBIA Insured)
        12-01-02                                                 5.75                500,000                    518,254
Houston Water & Sewer System Refunding Revenue Bonds
    Series 1992B
        12-01-99                                                 5.25                250,000                    250,010
Hutto Independent School District Unlimited Tax
    School Building & Refunding Bonds
    Series 1997 (Permanent School Fund Guarantee)
        02-01-00                                                 4.40                100,000                    100,076
Webb County Certificates of Participation
    Series 1997A (Asset Guaranty)
        10-01-00                                                 4.45                300,000                    300,717
                                                                                                           ---------------
Total                                                                                                         2,244,782
--------------------------------------------------------------------------------------------------------------------------

UTAH (1.7%)
Granger & Hunter Improvement District
    Water & Sewer Refunding Revenue Bonds
    Series 1998 (FSA Insured)
        03-01-00                                                 4.00                300,000                    300,024
Salt Lake City College Revenue Bonds
    Westminster College Series 1997
        10-01-00                                                 4.50                185,000                    185,050
Salt Lake City School District Unlimited General
    Obligation Bonds Series 1995A
        03-01-01                                                 5.25                150,000                    151,923
                                                                                                           ---------------
Total                                                                                                           636,997
--------------------------------------------------------------------------------------------------------------------------



                            See accompanying notes to investments in securities.


--------------------------------------------------------------------------------------------------------------------------
 MUNICIPAL BONDS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------
NAME OF ISSUER AND                                           COUPON                PRINCIPAL                  VALUE(a)
TITLE OF ISSUE(b,c)                                           RATE                  AMOUNT

VIRGINIA (0.3%)
Chesapeake Individual Development Authority
    Public Facility Lease Revenue Bonds
    Series 1996 (MBIA Insured)
        06-01-03                                                 4.80%              $100,000                   $100,801
--------------------------------------------------------------------------------------------------------------------------

WASHINGTON (3.1%)
Spokane County Airport Revenue Bonds
    Passenger Facilities Charge
    Series 1999A (AMBAC Insured)
        10-01-04                                                 4.00                500,000                    479,350
State Higher Education Facilities Authority
    Refunding Revenue Bonds
    University of Puget Sound
        10-01-01                                                 5.00                200,000                    201,538
State Housing Finance Commission
    Single Family Program Bonds
    (FNMA Insured) A.M.T.
        06-01-01                                                 4.35                205,000                    203,415
State Public Power Supply System Nuclear Project #3
    Refunding Revenue Bonds Series 1993B
        07-01-02                                                 5.15                300,000                    304,407
                                                                                                           ---------------
Total                                                                                                         1,188,710
--------------------------------------------------------------------------------------------------------------------------

WEST VIRGINIA (0.3%)
State Facility Authority Community Building
    Series 1997A (MBIA Insured)
        07-01-02                                                 5.00                100,000                    101,375
--------------------------------------------------------------------------------------------------------------------------

WISCONSIN (1.5%)
State Health & Educational Facilities Authority
    College Revenue Bonds
    Carroll College Series 1998
        10-01-00                                                 4.30                200,000                    199,892
State Health & Educational Facilities Authority
    Nursing Home Revenue Bonds
    St. John's Home of Milwaukee & Sunrise Care Center
    Series 1997
        12-15-01                                                 4.70                100,000                     99,522



See accompanying notes to investments in securities.


--------------------------------------------------------------------------------------------------------------------------
 MUNICIPAL BONDS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------
NAME OF ISSUER AND                                           COUPON                PRINCIPAL                  VALUE(a)
TITLE OF ISSUE(b,c)                                           RATE                  AMOUNT

State Health & Educational Facilities Authority
    Revenue Bonds Meriter Hospital Series 1996
        12-01-99                                                 4.65%              $100,000                   $100,002
State Health & Educational Facilities Authority
    Revenue Bonds Series 1996 (MBIA Insured)
        12-01-04                                                 4.75                150,000                    150,066
                                                                                                           ---------------
Total                                                                                                           549,482
--------------------------------------------------------------------------------------------------------------------------

WYOMING (0.5%)
Teton County School District #1 Public Facilities
    Joint Powers
        06-01-01                                                 4.20                200,000                    199,424
--------------------------------------------------------------------------------------------------------------------------

TOTAL MUNICIPAL BONDS
(Cost: $31,865,183)                                                                                         $31,600,199
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
 MUNICIPAL NOTES (18.0%)
--------------------------------------------------------------------------------------------------------------------------
ISSUER(c,d)                                                 EFFECTIVE               AMOUNT                    VALUE(a)
                                                              YIELD               PAYABLE AT
                                                                                   MATURITY
Clark County Cogeneration Revenue Bonds
    Nevada Power A.M.T.
        11-01-20                                                 3.75%              $300,000                   $300,000
Cohasset Minnesota Revenue Bonds
    (Minnesota Power & Light)
        06-01-13                                                 3.70                100,000                    100,000
        06-01-13                                                 3.70                200,000                    200,000
Louisville & Jefferson County
    Kyregl Airport Authority Revenue Bonds
    Series B V.R.
        01-01-29                                                 3.75              1,100,000                  1,100,000
Massachusetts State Health & Educational Facility
    Capital Assets V.R.
        01-01-35                                                 3.60                700,000                    700,000
New York City General Obligation Bonds
        08-15-05                                                 3.65                100,000                    100,000
New York City General Obligation Bonds
    Series 1995B V.R.
        08-15-22                                                 3.65                200,000                    200,000



See accompanying notes to investments in securities.


--------------------------------------------------------------------------------------------------------------------------
 MUNICIPAL NOTES (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------
ISSUER(c,d)                                                 EFFECTIVE               AMOUNT                    VALUE(a)
                                                              YIELD               PAYABLE AT
                                                                                   MATURITY

New York City Series 1994B2
        08-15-09                                                 3.65%            $1,200,000                 $1,200,000
        08-15-11                                                 3.65                100,000                    100,000
New York City Transit Finance Authority
    Series C V.R.
        05-01-28                                                 3.60              1,200,000                  1,200,000
Ohio State Air Quality Development Cincinnati
    Gas & Electric Series 1995A V.R.
        09-01-30                                                 3.60                200,000                    200,000
Uinta County Wyoming Pollution Control
    Revenue Bonds (Chevron) Series 1993 V.R.
        07-01-26                                                 3.60                600,000                    600,000
University of Michigan Hospital Refunding
    Revenue Bonds Series 1992A V.R.
        12-01-19                                                 3.65                300,000                    300,000
University of Michigan Hospital Refunding
    Revenue Bonds Series 1995A V.R.
        12-01-27                                                 3.65                300,000                    300,000
Valdez Alaska Marine Terminal
    (Exxon Pipeline) Series 1985 V.R.
        10-01-25                                                 3.60                200,000                    200,000
--------------------------------------------------------------------------------------------------------------------------

TOTAL MUNICIPAL NOTES
(Cost: $6,800,000)                                                                                           $6,800,000
--------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $38,665,183)(e)                                                                                      $38,400,199
==========================================================================================================================

See accompanying notes to investments in securities.

-------------------------------------------------------------------------------
 NOTES TO INVESTMENTS IN SECURITIES
-------------------------------------------------------------------------------
(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) The following abbreviations may be used in portfolio descriptions to identify the insurer of the issue:

ACA        --     ACA Financial Guaranty Corporation
AMBAC      --     American Municipal Bond Association Corporation
BIG        --     Bond Investors Guarantee
CGIC       --     Capital Guaranty Insurance Company
FGIC       --     Financial Guarantee Insurance Corporation
FHA        --     Federal Housing Authority
FNMA       --     Federal National Mortgage Association
FSA        --     Financial Security Assurance
GNMA       --     Government National Mortgage Association
MBIA       --     Municipal Bond Investors Assurance

(c) The following abbreviations may be used in the portfolio descriptions:

A.M.T.     --     Alternative Minimum Tax -- As of Nov. 30, 1999, the value of securities subject to alternative minimum tax represented
                  13.90% of net assets.
B.A.N.     --     Bond Anticipation Note
C.P.       --     Commercial Paper
R.A.N.     --     Revenue Anticipation Note
T.A.N.     --     Tax Anticipation Note
T.R.A.N.   --     Tax & Revenue Anticipation Note
V.R.       --     Variable Rate
V.R.D.B.   --     Variable Rate Demand Bond
V.R.D.N.   --     Variable Rate Demand Note

(d) The Fund is entitled to receive principal amount from issuer or corporate guarantor, if indicated in parentheses, after a day or a week's notice. The maturity date disclosed represents the final maturity. Interest rate varies to reflect current market conditions; rate shown is the effective rate on Nov. 30, 1999.

(e) At Nov. 30, 1999, the cost of securities for federal income tax purposes was $38,665,183 and the aggregate gross unrealized appreciation and depreciation based on that cost was:


Unrealized appreciation                                    $72,030
Unrealized depreciation                                   (337,014)
----------------------------------------------------------------------
Net unrealized depreciation                              $(264,984)
----------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions.

AXP Intermediate Tax-Exempt Fund
Fiscal year ended Nov. 30, 1999

CLASS A

EXEMPT-INTEREST DIVIDENDS -- TAXABLE STATUS EXPLAINED BELOW.

PAYABLE DATE                                                    PER SHARE
Dec. 22, 1998 ...............................................   $0.01469
Jan. 25, 1999 ...............................................    0.01765
Feb. 25, 1999 ...............................................    0.01641
March 24, 1999 ..............................................    0.01446
April 26, 1999 ..............................................    0.01731
May 27, 1999 ................................................    0.01633
June 23, 1999 ...............................................    0.01406
July 26, 1999 ...............................................    0.01697
Aug. 26, 1999 ...............................................    0.01592
Sept. 22, 1999 ..............................................    0.01379
Oct. 25, 1999 ...............................................    0.01692
Nov. 23, 1999 ...............................................    0.01686
TOTAL DISTRIBUTIONS .........................................   $0.19137

CLASS B

EXEMPT-INTEREST DIVIDENDS -- TAXABLE STATUS EXPLAINED BELOW.

PAYABLE DATE                                                    PER SHARE
Dec. 22, 1998 ..............................................    $0.01182
Jan. 25, 1999 ..............................................     0.01398
Feb. 25, 1999 ..............................................     0.01310
March 24, 1999 .............................................     0.01161
April 26, 1999 .............................................     0.01379
May 27, 1999 ...............................................     0.01305
June 23, 1999 ..............................................     0.01122
July 26, 1999 ..............................................     0.01350
Aug. 26, 1999 ..............................................     0.01268
Sept. 22, 1999 .............................................     0.01097
Oct. 25, 1999 ..............................................     0.01350
Nov. 23, 1999 ..............................................     0.01385
TOTAL DISTRIBUTIONS ........................................    $0.15307

CLASS Y

EXEMPT-INTEREST DIVIDENDS -- TAXABLE STATUS EXPLAINED BELOW.

PAYABLE DATE                                                    PER SHARE
Dec. 22, 1998 ..............................................    $0.02271
Jan. 25, 1999 ..............................................     0.01744
Feb. 25, 1999 ..............................................     0.01679
March 24, 1999 .............................................     0.01471
April 26, 1999 .............................................     0.01856
May 27, 1999 ...............................................     0.01676
June 23, 1999 ..............................................     0.01444
July 26, 1999 ..............................................     0.01779
Aug. 26, 1999 ..............................................     0.01673
Sept. 22, 1999 .............................................     0.01448
Oct. 25, 1999 ..............................................     0.01780
Nov. 23, 1999 ..............................................     0.01764
TOTAL DISTRIBUTIONS ........................................    $0.20585

SOURCE OF DISTRIBUTIONS
Distributions during the fiscal year ended Nov. 30, 1999, were derived exclusively from interest on tax-exempt securities. For dividends paid by the Fund to be tax-exempt the Fund must have at least 50% of its assets in tax-exempt obligations at the end of each fiscal quarter.

FEDERAL TAXATION
Exempt-interest dividends are exempt from federal income taxes and should not be included in shareholders' gross income.

OTHER TAXATION
Exempt-interest dividends may be subject to state and local taxes. Each shareholder should consult a tax advisor about reporting this income for state and local tax purposes.

SOURCE OF INCOME BY STATE
Percentages of income from municipal securities earned by the Fund from various states during the year ended Nov. 30, 1999 are listed below.

Alabama                             1.334
Alaska                              4.234
Arizona                             0.414
Arkansas                            0.023
California                          3.504
Colorado                            2.848
Connecticut                         1.034
Florida                             9.372
Georgia                             0.879
Hawaii                              0.581
Illinois                            6.323
Indiana                             1.524
Iowa                                0.466
Kansas                              0.627
Kentucky                            0.034
Louisiana                           1.895
Maine                               0.331
Massachusetts                       3.561
Michigan                            7.423
Minnesota                           4.687
Mississippi                         1.003
Missouri                            1.639
Nevada                              0.611
New Hampshire                       0.321
New Mexico                          5.082
New York                            5.533
North Carolina                      0.303
North Dakota                        1.748
Ohio                                5.277
Oklahoma                            0.802
Oregon                              0.070
Pennsylvania                        5.806
Rhode Island                        0.660
South Carolina                      0.089
South Dakota                        1.125
Tennessee                           1.543
Texas                               7.568
Utah                                1.864
Virginia                            0.522
Washington                          3.406
Washington, DC                      1.159
West Virginia                       0.331
Wisconsin                           1.758
Wyoming                             0.686

INDEPENDENT AUDITORS' REPORT

THE BOARD AND SHAREHOLDERS
AXP TAX-EXEMPT SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Tax-Exempt Bond Fund, (a series of AXP Tax-Exempt Series, Inc.) as of November 30, 1999, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period ended November 30, 1999. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards.
Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of AXP Tax-Exempt Bond Fund as of November 30, 1999, and the results of its operations, changes in its net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.



KPMG LLP
Minneapolis, Minnesota
January 7, 2000

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
AXP TAX-EXEMPT BOND FUND

NOV. 30, 1999

---------------------------------------------------------------------------------------------------------------------------
 ASSETS
---------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (Note 1)
   (identified cost $851,112,130)                                                                        $902,300,776
Cash in bank on demand deposit                                                                                213,955
Accrued interest receivable                                                                                14,733,140
Receivable for investment securities sold                                                                     689,241
---------------------------------------------------------------------------------------------------------------------------
Total assets                                                                                              917,937,112
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
 LIABILITIES
---------------------------------------------------------------------------------------------------------------------------
Dividends payable to shareholders                                                                             915,744
Accrued investment management services fee                                                                     11,355
Accrued distribution fee                                                                                        7,117
Accrued transfer agency fee                                                                                     1,336
Accrued administrative services fee                                                                             1,009
Other accrued expenses                                                                                         23,956
---------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                                             960,517
---------------------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                                       $916,976,595
===========================================================================================================================

---------------------------------------------------------------------------------------------------------------------------
 REPRESENTED BY
---------------------------------------------------------------------------------------------------------------------------
Capital stock-- $.01 par value (Note 1)                                                                  $  2,390,756
Additional paid-in capital                                                                                895,798,129
Undistributed net investment income                                                                            43,923
Accumulated net realized gain (loss) (Note 5)                                                             (32,444,859)
Unrealized appreciation (depreciation) on investments                                                      51,188,646
---------------------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock                                 $916,976,595
===========================================================================================================================
Net assets applicable to outstanding shares:                Class A                                      $877,312,368
                                                            Class B                                      $ 39,461,183
                                                            Class Y                                      $    203,044
Net asset value per share of outstanding capital stock:     Class A shares              228,735,781      $       3.84
                                                            Class B shares               10,286,812      $       3.84
                                                            Class Y shares                   52,969      $       3.83
===========================================================================================================================

See accompanying notes to financial statements.

STATEMENT OF OPERATIONS

AXP TAX-EXEMPT BOND FUND

YEAR ENDED NOV. 30, 1999
----------------------------------------------------------------------------------------------------
 INVESTMENT INCOME
----------------------------------------------------------------------------------------------------
Income:
Interest                                                                             $ 58,237,629
----------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                      4,412,804
Distribution fee
   Class A                                                                                942,729
   Class B                                                                                337,929
Transfer agency fee                                                                       438,642
Incremental transfer agency fee
   Class A                                                                                 48,097
   Class B                                                                                  4,889
Service fee
   Class A                                                                                965,289
   Class B                                                                                 39,617
   Class Y                                                                                    142
Administrative services fees and expenses                                                 408,460
Compensation of board members                                                              10,993
Custodian fees                                                                             56,872
Printing and postage                                                                      100,313
Registration fees                                                                          33,803
Audit fees                                                                                 35,500
Other                                                                                       2,581
----------------------------------------------------------------------------------------------------
Total expenses                                                                          7,838,660
   Earnings credits on cash balances (Note 2)                                             (39,705)
----------------------------------------------------------------------------------------------------
Total net expenses                                                                      7,798,955
----------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                        50,438,674
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) -- NET
----------------------------------------------------------------------------------------------------
Net realized gain (loss) on:
   Security transactions (Note 3)                                                        (779,509)
   Financial futures contracts                                                            149,200
----------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                  (630,309)
Net change in unrealized appreciation (depreciation) on investments                   (82,776,271)
----------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                        (83,406,580)
----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                      $(32,967,906)
====================================================================================================

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

AXP TAX-EXEMPT BOND FUND

YEAR ENDED NOV. 30,                                                               1999                     1998

---------------------------------------------------------------------------------------------------------------------------
 OPERATIONS AND DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                              $   50,438,674           $   50,641,914
Net realized gain (loss) on investments                                            (630,309)               4,029,875
Net change in unrealized appreciation (depreciation) on investments             (82,776,271)              14,379,392
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                 (32,967,906)              69,051,181
---------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                                                   (48,693,601)             (49,578,026)
      Class B                                                                    (1,749,233)              (1,248,165)
      Class Y                                                                        (7,601)                    (547)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                             (50,450,435)             (50,826,738)
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
 CAPITAL SHARE TRANSACTIONS (NOTE 4)
---------------------------------------------------------------------------------------------------------------------------
Proceeds from sales
   Class A shares (Note 2)                                                       77,321,566               66,212,026
   Class B shares                                                                15,967,680               13,408,510
   Class Y shares                                                                   200,000                       --
Reinvestment of distributions at net asset value
   Class A shares                                                                33,181,878               33,468,237
   Class B shares                                                                 1,454,096                1,034,720
   Class Y shares                                                                     7,401                      547
Payments for redemptions
   Class A shares                                                              (137,095,959)            (131,187,960)
   Class B shares (Note 2)                                                       (9,400,364)              (4,607,635)
---------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions               (18,363,702)             (21,671,555)
---------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                        (101,782,043)              (3,447,112)
Net assets at beginning of year                                               1,018,758,638            1,022,205,750
---------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                                    $  916,976,595           $1,018,758,638
===========================================================================================================================
Undistributed net investment income                                          $       43,923           $       54,104
---------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

AXP TAX-EXEMPT BOND FUND


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
AXP Tax-Exempt Bond Fund (a series of AXP Tax-Exempt Series, Inc.) is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Tax-Exempt Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in investment-grade bonds and other debt obligations whose interest is exempt from federal income tax.

The Fund offers Class A, Class B and Class Y shares.

-  Class A shares are sold with a front-end sales charge.
- Class B shares may be subject to a contingent deferred sales charge and automatically convert to Class A shares during the ninth calendar year of ownership.
- Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differs among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES
Preparing financial statements that conform to generally accepted accounting principles requires management to make estimates (e.g., on assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

OPTION TRANSACTIONS
To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Fund may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The Fund may write over-the-counter options where completing the obligation depends upon the credit standing of the other party.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS
To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FEDERAL TAXES
The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $1,580 and accumulated net realized loss has been increased by $1,580.

DIVIDENDS TO SHAREHOLDERS
Dividends from net investment income, declared daily and payable monthly, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Interest income, including level-yield amortization of premium and discount, is accrued daily.

2. EXPENSES AND SALES CHARGES
The Fund has an agreement with American Express Financial Corporation (AEFC) to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.45% to 0.35% annually.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.04% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

-  Class A $19.50
-  Class B $20.50
-  Class Y $17.50

Under terms of a prior agreement that ended Jan. 31, 1999, the Fund paid a transfer agency fee at an annual rate per shareholder account of $15.50 for Class A and $16.50 for Class B. Under terms of a prior agreement that ended March 31, 1999, the Fund paid a transfer agency fee at an annual rate per shareholder account of $15.50 for Class Y.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution (the Plan), the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B shares. The Plan went into effect July 1, 1999. Under terms of a prior Plan and Agreement of Distribution (the Prior Plan) that ended June 30, 1999, the Fund paid a distribution fee for Class B shares at an annual rate up to 0.75% of average daily net assets.
The Prior Plan was not effective with respect to Class A shares.

Under a Shareholder Service Agreement, the Fund's Class Y shares pay a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares. Under terms of a prior agreement that ended June 30, 1999, the Fund paid a shareholder service fee for Class A and Class B shares at a rate of 0.175% of average daily net assets. Effective
July 1, 1999, the agreement for Class A and Class B shares was converted to the Plan and Agreement of Distribution discussed above.

Sales charges received by the Distributor for distributing Fund shares were $1,203,198 for Class A and $75,596 for Class B for the year ended Nov. 30, 1999.

During the year ended Nov. 30, 1999, the Fund's custodian and transfer agency fees were reduced by $39,705 as a result of earnings credits from overnight cash balances.


3. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $427,101,791 and $470,927,926, respectively, for the year ended Nov. 30, 1999. Realized gains and losses are determined on an identified cost basis.


4. CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock for the years indicated are as follows:

                                                     YEAR ENDED NOV. 30, 1999

                                         CLASS A             CLASS B           CLASS Y
---------------------------------------------------------------------------------------
Sold                                   19,188,962          3,915,484           48,438
Issued for reinvested distributions     8,246,331            362,034            1,871
Redeemed                              (34,114,242)        (2,338,072)              --
---------------------------------------------------------------------------------------
Net increase (decrease)                (6,678,949)         1,939,446           50,309
---------------------------------------------------------------------------------------
                                                     YEAR ENDED NOV. 30, 1998

                                         CLASS A            CLASS B            CLASS Y
---------------------------------------------------------------------------------------
Sold                                   15,936,719          3,225,410               --
Issued for reinvested distributions     8,065,228            249,252              130
Redeemed                              (31,574,929)        (1,109,858)              --
---------------------------------------------------------------------------------------
Net increase (decrease)                (7,572,982)         2,364,804              130
---------------------------------------------------------------------------------------

5. CAPITAL LOSS CARRYOVER
For federal income tax purposes, the Fund has a capital loss carryover of $18,682,892 as of Nov. 30, 1999 that will expire in 2002 through 2007 if not offset by subsequent capital gains. It is unlikely the board will authorize a distribution of any realized capital gains until the available capital loss carryover has been offset or expires.


6. BANK BORROWINGS
The Fund has a revolving credit agreement with U.S. Bank, N.A., whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must have asset coverage for borrowings not to exceed the aggregate of 333% of advances equal to or less than five business days plus 367% of advances over five business days. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $200 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.30% or the Eurodollar Rate (Reserve Adjusted) plus 0.20%. Borrowings are payable up to 90 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.05% per annum. The Fund had no borrowings outstanding during the year ended Nov. 30, 1999.

7. FINANCIAL HIGHLIGHTS
The tables below show certain important financial information for evaluating the Fund's results.


FISCAL PERIOD ENDED NOV. 30,
---------------------------------------------------------------------------------------------------------------------------
 PER SHARE INCOME AND CAPITAL CHANGES(a)
---------------------------------------------------------------------------------------------------------------------------
                                                                                    CLASS A

                                                       1999           1998           1997           1996           1995
Net asset value, beginning of period                  $4.18          $4.11          $4.01          $4.06          $3.54
---------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:

Net investment income (loss)                            .21            .21            .21            .20            .21

Net gains (losses) (both realized and unrealized)      (.34)           .07            .10           (.05)           .52
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                       (.13)           .28            .31            .15            .73
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:

Dividends from net investment income                   (.21)          (.21)          (.21)          (.20)          (.21)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $3.84          $4.18          $4.11          $4.01          $4.06
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                $877           $984           $998         $1,067         $1,162
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)        .77%           .73%           .73%           .73%           .71%
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average daily net assets                            5.17%          4.96%          5.19%          5.15%          5.52%
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
(excluding short-term securities)                        45%            18%            19%            62%            54%
---------------------------------------------------------------------------------------------------------------------------
Total return(c)                                       (3.22%)         6.96%          7.78%          4.01%         21.06%
---------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Effective fiscal year 1996, expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c) Total return does not reflect payment of a sales charge.

FISCAL PERIOD ENDED NOV. 30,


-----------------------------------------------------------------------------------------------------------------------------------
 PER SHARE INCOME AND CAPITAL CHANGES(a)
-----------------------------------------------------------------------------------------------------------------------------------
                                                       CLASS B                                          CLASS Y

                                      1999     1998     1997      1996    1995(b)   1999     1998     1997      1996     1995(b)

Net asset value,
beginning of period                   $4.18    $4.11    $4.01    $4.06    $3.88     $4.18    $4.11    $4.01     $4.06    $3.88
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:

Net investment income (loss)            .18      .18      .18      .17      .14       .21      .21      .21       .21      .16

Net gains (losses) (both
realized and unrealized)               (.34)     .07      .10     (.05)     .18      (.35)     .07      .10      (.05)     .18
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations       (.16)     .25      .28      .12      .32      (.14)     .28      .31       .16      .34
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:

Dividends from net
investment income                      (.18)    (.18)    (.18)    (.17)    (.14)     (.21)    (.21)    (.21)     (.21)    (.16)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period        $3.84    $4.18    $4.11    $4.01    $4.06     $3.83    $4.18    $4.11     $4.01    $4.06
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------

Net assets, end of period
(in millions)                         $  39    $  35    $  25    $  20    $  14     $  --    $  --    $  --     $  --    $  --
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average daily net assets(c)            1.53%    1.48%    1.49%    1.49%    1.52%(d)   .67%     .63%     .60%      .55%     .58%(d)
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment
income (loss) to average
daily net assets                       4.41%    4.21%    4.43%    4.40%    4.55%(d)  5.21%    5.05%    5.34%     5.33%    5.52%(d)
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
(excluding short-term securities)        45%      18%      19%      62%      54%       45%      18%      19%       62%      54%
-----------------------------------------------------------------------------------------------------------------------------------
Total return(e)                       (3.97%)   6.18%    6.94%    3.23%    8.78%    (3.32%)   7.06%    7.87%     4.19%    9.43%
-----------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Inception date was March 20, 1995.
(c) Effective fiscal year 1996, expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) Adjusted to an annual basis.
(e) Total return does not reflect payment of a sales charge.

INVESTMENTS IN SECURITIES

AXP TAX-EXEMPT BOND FUND
NOV. 30, 1999

(Percentages represent value of investments compared to net assets)

---------------------------------------------------------------------------------------------------------------------------
 MUNICIPAL BONDS (94.9%)
---------------------------------------------------------------------------------------------------------------------------
NAME OF ISSUER AND                                       COUPON        PRINCIPAL         VALUE(a)
TITLE OF ISSUE(c)                                         RATE          AMOUNT
ALASKA (0.6%)
North Slope Borough General Obligation Bonds
   Zero Coupon Series 1994B (CGIC Insured)
      06-30-04                                            7.05%      $3,000,000(b)      $2,397,660
      06-30-05                                            7.15        3,000,000(b)       2,270,850
State Housing Finance Veterans Mortgage
   Corporation Collateralized Bonds Series 1990
   (GNMA/FNMA Insured)
      12-01-30                                            7.50          470,000            478,789
                                                                                        -----------
Total                                                                                    5,147,299
---------------------------------------------------------------------------------------------------------------------------

ARIZONA (4.4%)
Maricopa County Industrial Development Authority
   Multi-family Housing Revenue Bonds Series 1996A
      07-01-26                                            6.63        2,500,000          2,695,675
Phoenix Industrial Development Authority Refunding
   Revenue Bonds Christian Care Apartments
      01-01-16                                            6.25        2,000,000          1,918,700
Phoenix Industrial Development Authority Single
   Family Mortgage Revenue Capital Appreciation Bonds
   Zero Coupon Escrowed to Maturity
      12-01-14                                            6.69       39,000,000(b)      16,491,930
Phoenix Junior Lien Street & Highway User
   Refunding Revenue Bonds Series 1992
      07-01-11                                            6.25       10,350,000         10,914,282
Tucson Street & Highway User Pre-refunded
   Revenue Bonds Series 1991B
      07-01-10                                            6.25        8,250,000          8,438,183
                                                                                        -----------
Total                                                                                   40,458,770
---------------------------------------------------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.



---------------------------------------------------------------------------------------------------------------------------
 MUNICIPAL BONDS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------
NAME OF ISSUER AND                                              COUPON       PRINCIPAL          VALUE(a)
TITLE OF ISSUE(c)                                                RATE         AMOUNT

CALIFORNIA (8.3%)
Anaheim Public Finance Authority Capital
   Appreciation Improvement Revenue Bonds
   Zero Coupon Series 1997C (FSA Insured)
      09-01-17                                                   5.72%      $9,195,000(b)      $3,252,731
Bakersfield Certificates of Participation
   Zero Coupon Escrowed to Maturity
      04-15-21                                                   5.25       10,500,000(b)       2,731,365
Foothill/Eastern Transportation Corridor Agency
   Toll Road Revenue Bonds Series 1995A (MBIA Insured)
      01-01-35                                                   5.00       12,000,000         10,200,000
Infrastructure & Economic Development Bank
   Revenue Bonds American Center for Wine,
   Foods & Arts (ACA Insured)
      12-01-29                                                   5.80        2,000,000          1,894,220
Los Angeles County Pre-refunded Certificates of
   Participation
      05-01-15                                                   6.71        3,600,000          3,788,892
Los Angeles International Airport Regional Airports
   Improvement Corporation Refunding
   Revenue Bonds Delta Airlines
      11-01-25                                                   6.35        5,000,000          4,958,850
Orange County Certificates of Participation
   Civic Center Facility Capital Appreciation
   Refunding Bonds Zero Coupon (AMBAC Insured)
      12-01-18                                                   6.97       13,795,000(b)       4,469,304
Sacramento Cogeneration Authority
   Pre-refunded Revenue Bonds Procter & Gamble Series 1995
      07-01-14                                                   6.50        5,000,000          5,538,000
San Jose Redevelopment Agency Merged Area
   Redevelopment Tax Allocation Bonds
   Series 1993 (MBIA Insured)
      08-01-24                                                   4.75        9,000,000          7,560,450
Southern California Public Power Authority Revenue
   Bonds Mead Adelanto Series 1994A
   (AMBAC Insured)
      07-01-20                                                   4.88        6,590,000          5,748,062
State Public Works Board California Community
   Colleges Lease Pre-refunded Revenue Bonds
   Series 1994B
      03-01-19                                                   7.00        3,900,000          4,347,408

See accompanying notes to investments in securities.



---------------------------------------------------------------------------------------------------------------------------
 MUNICIPAL BONDS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------
NAME OF ISSUER AND                                                COUPON      PRINCIPAL           VALUE(a)
TITLE OF ISSUE(c)                                                  RATE        AMOUNT

State Public Works Board University of California
   Lease Refunding Revenue Bonds
   Series 1993A (AMBAC Insured)
      06-01-14                                                     5.50%      $7,275,000         $7,354,807
      06-01-23                                                     5.00        6,000,000          5,235,600
Ukiah Unified School District
   Mendocino County Certificates of Participation
   Series 1993
      09-01-10                                                     6.00        3,790,000          3,943,343
West Covina Redevelopment Agency Community
   Facilities District Special Tax Refunding Bonds
   Series 1996
      09-01-17                                                     6.00        5,000,000          5,093,000
                                                                                               --------------
Total                                                                                            76,116,032
---------------------------------------------------------------------------------------------------------------------------

COLORADO (2.6%)
Arapahoe County Public Highway Authority Capital
   Improvement Trust Fund E-470 Highway
   Pre-refunded Revenue Bonds
      08-31-26                                                     7.00        5,685,000          6,457,876
Castle Rock Ranch Public Facility Improvement
   Revenue Bonds Series 1996
      12-01-11                                                     6.38        5,750,000          6,033,015
Edgewater Redevelopment Authority
   Tax Increment Refunding Revenue Bonds
   Edgewater Redevelopment Series 1999
      12-01-08                                                     5.50        3,620,000          3,397,298
State Health Facilities Authority Hospital
   Improvement Refunding Revenue Bonds
   Parkview Episcopal Medical Center Series 1995
      09-01-16                                                     6.00        4,000,000          3,795,240
State Health Facilities Authority Retirement Facilities
   Revenue Bonds Liberty Heights Zero Coupon
   Escrowed to Maturity
      07-15-22                                                     5.54        4,925,000(b)       1,171,214
Trailmark Metropolitan District Limited General
   Obligation Bonds Series 1999A
      12-01-18                                                     5.80        3,500,000          3,209,885
                                                                                               --------------
Total                                                                                            24,064,528
---------------------------------------------------------------------------------------------------------------------------

                           See accompanying notes to investments in securities.



---------------------------------------------------------------------------------------------------------------------------
 MUNICIPAL BONDS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------
NAME OF ISSUER AND                                           COUPON      PRINCIPAL           VALUE(a)
TITLE OF ISSUE(c)                                             RATE        AMOUNT

CONNECTICUT (0.9%)
State General Obligation Bonds Series 1992A
      03-15-06                                                6.40%      $8,000,000         $8,461,200
---------------------------------------------------------------------------------------------------------------------------

DISTRICT OF COLUMBIA (2.5%)
District General Obligation Bonds Zero Coupon
   Series 1994B (MBIA Insured)
      06-01-13                                                6.63       23,945,000(b)      11,137,298
      06-01-14                                                6.64       26,415,000(b)      11,446,677
                                                                                           -------------
Total                                                                                       22,583,975
---------------------------------------------------------------------------------------------------------------------------

FLORIDA (2.7%)
Duvall County Housing Authority Single Family
   Mortgage Refunding Revenue Bonds
   Series 1991 (FGIC Insured)
      07-01-24                                                7.35        3,235,000          3,355,439
Hillsborough County Industrial Development
   Authority Health Facilities Revenue Bonds
   University Community Hospital Series 1999A
      08-15-23                                                5.63        1,000,000            875,750
Jacksonville Excise Tax Refunding Revenue
   Bonds Series 1992 (AMBAC Insured)
      10-01-08                                                6.50        5,000,000          5,344,300
Lee County Industrial Development Authority
   Health Care Facilities Refunding Revenue Bonds Alliance
   Retirement Community Series 1999C
      11-15-29                                                5.50        4,000,000          3,309,800
State Board of Education Administration Capital
   Outlay Public Education Pre-refunded Bonds
   Series 1991C
      06-01-08                                                6.50        5,025,000          5,320,018
      06-01-09                                                6.50        6,200,000          6,564,002
                                                                                           -------------
Total                                                                                       24,769,309
---------------------------------------------------------------------------------------------------------------------------

GEORGIA (3.1%)
Americus-Sumter County Hospital Authority
   Refunding Revenue Bonds South Georgia
   Methodist Home for the Aging Obligated Group
   Magnolia Manor Series 1999
      05-15-19                                                6.25        2,000,000          1,817,200

See accompanying notes to investments in securities.



---------------------------------------------------------------------------------------------------------------------------
 MUNICIPAL BONDS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------
NAME OF ISSUER AND                                           COUPON       PRINCIPAL          VALUE(a)
TITLE OF ISSUE(c)                                             RATE         AMOUNT

Atlanta Water & Wastewater Refunding Revenue
   Bonds Series 1999A (FGIC Insured)
      11-01-38                                                5.00%      $5,000,000         $4,178,700
Municipal Electric Authority Special Obligation
   Bonds Project #1 4th Crossover Series 1997X
   (Secondary MBIA Insured)
      01-01-20                                                6.50       19,550,000         21,062,779
Richmond County Development Authority
   Revenue Bonds Zero Coupon
   Escrowed to Maturity
      12-01-21                                                5.74        7,880,000(b)       1,752,591
                                                                                            ------------
Total                                                                                       28,811,270
---------------------------------------------------------------------------------------------------------------------------

HAWAII (0.7%)
Honolulu City & County General
   Obligation Bonds Series 1992A
      03-01-06                                                6.30        5,880,000          6,224,156
---------------------------------------------------------------------------------------------------------------------------

IDAHO (0.4%)
State Health Facilities Authority Revenue Bonds
   Bannock Regional Medical Center Series 1995
      05-01-17                                                6.38        1,450,000          1,434,137
      05-01-25                                                6.13        2,250,000          2,130,908
                                                                                            ------------
Total                                                                                        3,565,045
---------------------------------------------------------------------------------------------------------------------------

ILLINOIS (10.8%)
Alton Madison County Hospital Facilities
   Refunding Revenue Bonds
   St. Anthony's Health Center Series 1996
      09-01-10                                                6.00        2,975,000          2,846,450
      09-01-14                                                6.00        1,765,000          1,655,623
Chicago Capital Appreciation Unlimited General
   Obligation Bonds City Colleges Zero Coupon
   (FGIC Insured)
      01-01-15                                                5.90       20,000,000(b)       8,258,200
Chicago Limited General Obligation Refunding Bonds
   Series 1999A (FGIC Insured)
      01-01-29                                                5.13        9,000,000          7,801,650
Chicago Public Building Commission Building
   Revenue Bonds Chicago Board of Education
   Series 1990A Escrowed to Maturity
   (MBIA Insured)
      01-01-18                                                6.50       23,500,000         23,549,585

                            See accompanying notes to investments in securities.



---------------------------------------------------------------------------------------------------------------------------
 MUNICIPAL BONDS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------
NAME OF ISSUER AND                                           COUPON       PRINCIPAL          VALUE(a)
TITLE OF ISSUE(c)                                             RATE         AMOUNT

Cook & Will Counties Township High School
   District #206 Capital Appreciation Bonds
   Zero Coupon Series 1994C (AMBAC Insured)
      12-01-10                                                6.55%      $2,605,000(b)      $1,441,685
Cook County Unlimited General Obligation Bonds
   Capital Improvement Series 1999A (FGIC Insured)
      11-15-28                                                5.00       10,000,000          8,502,200
Cook County School District #170 Chicago Heights
   Pre-refunded Capital Appreciation Bonds
   Zero Coupon Series 1994C (AMBAC Insured)
      12-01-09                                                6.50        2,155,000(b)       1,270,825
      12-01-10                                                6.55        2,155,000(b)       1,192,642
Metropolitan Pier & Exposition Authority
   Dedicated State Tax Capital Appreciation
   Refunding Revenue Bonds McCormick Place
   Expansion Zero Coupon Series 1993A
   (FGIC Insured)
      06-15-10                                                6.64       11,000,000(b)       6,202,240
      06-15-16                                                6.80        9,000,000(b)       3,368,610
      06-15-21                                                6.54        5,000,000(b)       1,336,350
Metropolitan Pier & Exposition Authority
   Dedicated State Tax Capital Appreciation
   Refunding Revenue Bonds McCormick Place
   Expansion Zero Coupon Series 1994
   (MBIA Insured)
      06-15-20                                                5.70        3,070,000(b)         875,840
State Development Finance Authority Pollution Control
   Refunding Revenue Bonds Illinois Power
   Series 1991A
      07-01-21                                                7.38       10,000,000         10,831,100
State Development Finance Authority Regency Park
   Retirement Housing Revenue Bonds Zero Coupon
   Series 1991B Escrowed to Maturity
      07-15-25                                                6.50       10,000,000          1,833,800
State Development Finance Authority Retirement Housing
   Revenue Bonds Zero Coupon Escrowed to Maturity
      04-15-20                                                7.75       13,745,000(b)       3,567,927
State Educational Facilities Authority Pre-refunded
   Revenue Bonds Columbia College
      12-01-17                                                6.88        1,930,000          2,110,725
State Educational Facilities Authority Revenue Bonds
   Columbia College
      12-01-18                                                6.13        3,015,000          2,883,154

See accompanying notes to investments in securities.



---------------------------------------------------------------------------------------------------------------------------
 MUNICIPAL BONDS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------
NAME OF ISSUER AND                                           COUPON       PRINCIPAL           VALUE(a)
TITLE OF ISSUE(c)                                             RATE         AMOUNT

State Educational Facilities Authority Revenue Bonds
   Lewis University Series 1996
      10-01-16                                                6.10%      $2,005,000         $1,932,960
State Educational Facilities Authority Unrefunded
   Revenue Bonds Columbia College
      12-01-17                                                6.88          830,000            865,350
State Health Facilities Authority Refunding Revenue Bonds
   Edwards Hospital Series 1993A
      02-15-19                                                6.00        3,055,000          2,933,686
State Health Facilities Authority Refunding Revenue Bonds
   Masonic Medical Center Series 1993
      10-01-19                                                5.50        5,000,000          4,461,900
                                                                                           ------------
Total                                                                                       99,722,502
---------------------------------------------------------------------------------------------------------------------------

INDIANA (1.6%)
Seymour Economic Development Revenue Bonds
   Union Camp Series 1992
      07-01-12                                                6.25        2,870,000          3,074,287
State Transportation Finance Authority Highway
   Revenue Bonds Series 1990A
      06-01-15                                                7.25       10,000,000         11,690,800
                                                                                           ------------
Total                                                                                       14,765,087
---------------------------------------------------------------------------------------------------------------------------

IOWA (0.3%)
State Finance Authority Single Family
   Mortgage-backed Securities Program Bonds
   Series 1991A
      07-01-16                                                7.25        2,295,000          2,363,827
---------------------------------------------------------------------------------------------------------------------------

KENTUCKY (0.8%)
Muhlenberg County Hospital Refunding Revenue Bonds
   Muhlenberg Community Hospital Series 1996
      07-01-10                                                6.75        3,600,000          3,535,560
Owensboro Electric Light & Power
   Refunding Revenue Bonds
   Zero Coupon Series 1991B (AMBAC Insured)
      01-01-15                                                6.65        9,125,000(b)       3,795,453
                                                                                           ------------
Total                                                                                        7,331,013
---------------------------------------------------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.



---------------------------------------------------------------------------------------------------------------------------
 MUNICIPAL BONDS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------
NAME OF ISSUER AND                                           COUPON       PRINCIPAL           VALUE(a)
TITLE OF ISSUE(c)                                             RATE         AMOUNT

LOUISIANA (2.3%)
Bastrop Industrial Development Board
   Pollution Control Refunding Revenue Bonds
   International Paper Series 1992A
      03-01-07                                                6.90%      $6,875,000         $7,215,931
New Orleans Capital Appreciation General Obligation
   Refunding Revenue Bonds Zero Coupon
   (AMBAC Insured)
      09-01-12                                                6.63        6,250,000(b)       3,086,375
New Orleans Home Mortgage Authority
   Special Obligation Refunding Bonds
   Series 1992 Escrowed to Maturity
      01-15-11                                                6.25        9,000,000          9,770,580
State Public Facilities Authority Revenue Bonds
   Centenary College Series 1997
      02-01-17                                                5.90        1,000,000          1,062,210
                                                                                           ------------
Total                                                                                       21,135,096
---------------------------------------------------------------------------------------------------------------------------

MARYLAND (2.8%)
State Community Development Administration
   Department of Housing & Community
   Development Single Family Program Bonds
   1st Series 1991
      04-01-17                                                7.30       10,500,000         10,781,715
State Health & Higher Education Facilities Authority
   Revenue Bonds Anne Arundel Medical Center
   (AMBAC Insured)
      07-01-23                                                5.00        7,000,000          6,154,330
State Health & Higher Education Facilities Authority
   Revenue Bonds Frederick Memorial Hospital
   Series 1993 (FGIC Insured)
      07-01-28                                                5.00       10,000,000          8,644,000
                                                                                           ------------
Total                                                                                       25,580,045
---------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS (4.2%)
Municipal Wholesale Electric Power
   Supply System Pre-refunded Revenue Bonds
   Series 1992B
      07-01-17                                                6.75       10,000,000         10,746,700
State Health & Education Facilities Authority
   Pre-refunded Revenue Bonds Melrose-Wakefield
   Hospital Series 1992B
      07-01-16                                                6.38        1,430,000          1,522,006

See accompanying notes to investments in securities.



---------------------------------------------------------------------------------------------------------------------------
 MUNICIPAL BONDS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------
NAME OF ISSUER AND                                           COUPON       PRINCIPAL           VALUE(a)
TITLE OF ISSUE(c)                                             RATE         AMOUNT

State Health & Education Facilities Authority
   Refunding Revenue Bonds Caritas Christi
   Obligated Group Series 1999A
      07-01-15                                                5.70%      $3,000,000         $2,696,280
State Health & Education Facilities Authority
   Revenue Bonds Valley Regional Health System
   Series 1994C (Connie Lee Insured)
      07-01-18                                                5.75        3,500,000          3,406,375
State Turnpike Authority Metro Highway System
   Revenue Bonds Series 1999A (AMBAC Insured)
      01-01-39                                                5.00       14,530,000         12,103,636
Water Resource Authority General
   Revenue Bonds Series 1998A
   (FSA Insured)
      08-01-37                                                4.75       10,000,000          7,911,700
                                                                                           ------------
Total                                                                                       38,386,697
---------------------------------------------------------------------------------------------------------------------------

MICHIGAN (3.2%)
Battle Creek Calhoun County Downtown
   Development Authority Pre-refunded Bonds
   Series 1994
      05-01-22                                                7.65        3,750,000          4,239,675
Detroit Downtown Development Authority
   Development Area Project #1 Junior Lien
   Tax Increment Refunding Bonds Series 1996D
      07-01-25                                                6.50        6,000,000          6,621,779
Detroit Water Supply System Refunding
   Revenue Bonds Series 1992 (FGIC Insured)
      07-01-07                                                6.25        2,000,000          2,111,040
Marion County Independent Convention & Recreational
   Facilities Authority Excise Tax Revenue Bonds
   Series 1997A (MBIA Insured)
      06-01-27                                                5.00        4,950,000          4,215,569
State Hospital Finance Authority Refunding Revenue
   Bonds Central Michigan Community Hospital
      10-01-16                                                6.25        2,225,000          2,230,741
State Hospital Finance Authority Refunding Revenue
   Bonds Greater Detroit Sinai Hospital Series 1995
      01-01-16                                                6.63        2,000,000          1,902,240

                            See accompanying notes to investments in securities.


-------------------------------------------------------------------------------------------------------------
 MUNICIPAL BONDS (CONTINUED)
-------------------------------------------------------------------------------------------------------------
NAME OF ISSUER AND                                           COUPON       PRINCIPAL           VALUE(a)
TITLE OF ISSUE(c)                                             RATE         AMOUNT
State Hospital Finance Authority Refunding Revenue
   Bonds Presbyterian Villages Obligated Group
   Series 1995
      01-01-15                                                6.40%      $1,000,000           $975,420
      01-01-25                                                6.50        1,000,000            966,380
State Hospital Finance Authority Refunding Revenue
   Bonds Presbyterian Villages Obligated Group
   Series 1997
      01-01-15                                                6.38          400,000            391,640
State Strategic Fund Limited Tax Obligation Refunding
   Revenue Bonds Ford Motor
   Series 1991A
      02-01-06                                                7.10        5,000,000          5,572,350
                                                                                           ------------
Total                                                                                       29,226,834
-------------------------------------------------------------------------------------------------------------

MINNESOTA (2.6%)
Minneapolis & St. Paul Housing & Redevelopment
   Authority Health Care System Series 1990A
   (MBIA Insured)
      08-15-05                                                7.40        4,500,000          4,693,185
Rochester Health Care Facilities Revenue Bonds
   Mayo Foundation Series 1992A
      11-15-19                                                4.95       15,000,000         12,979,349
St. Paul Housing & Redevelopment Authority Health
   Care Facilities Revenue Bonds Regions Hospital
   Series 1998
      05-15-28                                                5.30        4,125,000          3,361,628
Washington County Housing & Redevelopment
   Authority Refunding Revenue Bonds Woodbury
   Multi-family Housing Series 1996
      12-01-23                                                6.95        2,425,000          2,383,363
                                                                                           ------------
Total                                                                                       23,417,525
-------------------------------------------------------------------------------------------------------------

See accompanying notes to investments in securities.


-------------------------------------------------------------------------------------------------------------
 MUNICIPAL BONDS (CONTINUED)
-------------------------------------------------------------------------------------------------------------
NAME OF ISSUER AND                                           COUPON       PRINCIPAL           VALUE(a)
TITLE OF ISSUE(c)                                             RATE         AMOUNT
MISSOURI (1.4%)
St. Louis Regional Convention & Sports Complex Authority
   Pre-refunded Revenue Bonds Series 1991C
      08-15-21                                                7.90%        $395,000           $418,977
St. Louis Regional Convention & Sports Complex Authority
   Refunding Revenue Bonds Series 1991C
      08-15-21                                                7.90        8,105,000          9,025,160
State Health & Education Facilities Authority
   Revenue Bonds Park College Series 1999
      06-01-19                                                5.88        4,000,000          3,751,000
                                                                                           ------------
Total                                                                                       13,195,137
-------------------------------------------------------------------------------------------------------------

NEVADA (0.5%)
Clark County Special Improvement District #108
   Local Improvement Bonds Summerline
   Series 1997
      02-01-12                                                6.50        4,440,000          4,576,574
-------------------------------------------------------------------------------------------------------------

NEW HAMPSHIRE (0.1%)
State Higher Education & Health Facilities Authority
   College Revenue Bonds
   New Hampshire College Series 1997
      01-01-27                                                6.38        1,000,000            963,540
-------------------------------------------------------------------------------------------------------------

NEW JERSEY (1.8%)
State Turnpike Authority Revenue Bonds Series 1991C
      01-01-05                                                6.50       16,000,000         16,544,320
-------------------------------------------------------------------------------------------------------------

NEW YORK (10.1%)
New York City Unlimited General Obligation
   Pre-refunded Bonds Series 1992B
      10-01-17                                                6.75       11,125,000         11,958,485
New York City Unlimited Tax General Obligation
   Pre-refunded Bonds Series 1994B-1
      08-15-16                                                7.00        8,850,000          9,802,703
New York City Unlimited General Obligation
   Un-refunded Bonds Series 1992B
      10-01-17                                                6.75           25,000             26,440

                                             See accompanying notes to investments in securities.


-------------------------------------------------------------------------------------------------------------
 MUNICIPAL BONDS (CONTINUED)
-------------------------------------------------------------------------------------------------------------
NAME OF ISSUER AND                                           COUPON       PRINCIPAL           VALUE(a)
TITLE OF ISSUE(c)                                             RATE         AMOUNT
State Dormitory Authority New York City University System
   Consolidated 2nd Generation Resource Revenue Bonds
   Series 1994A
      07-01-18                                                5.75%      $5,500,000         $5,395,445
State Dormitory Authority State Courts
   Facilities Lease Revenue Bonds Series 1993A
      05-15-21                                                5.25       20,000,000         17,718,399
State Dormitory Authority State Department of
   Health Refunding Revenue Bonds
      07-01-20                                                5.50        3,060,000          2,822,636
State Medical Care Facilities Finance Agency
   Mental Health Services Facilities Improvement
   Refunding Revenue Bonds Series 1993F
      02-15-14                                                5.38        7,510,000          7,147,417
State Mortgage Agency Homeowner Mortgage
   Refunding Revenue Bonds Series 1991TT
      04-01-15                                                7.50       15,945,000         16,552,983
State Urban Development Capital
   Correctional Facilities Revenue Bonds
   4th Series 1993
      01-01-23                                                5.38       23,815,000         21,445,645
                                                                                           ------------
Total                                                                                       92,870,153
-------------------------------------------------------------------------------------------------------------

NORTH CAROLINA (1.9%)
Eastern Municipal Power Agency Power System
   Revenue Bonds Series 1993D
      01-01-16                                                5.60        6,500,000          5,897,125
Eastern Municipal Power Agency Power System
   Revenue Bonds Series 1993G
      12-01-16                                                5.75       12,750,000         11,750,018
                                                                                           ------------
Total                                                                                       17,647,143
-------------------------------------------------------------------------------------------------------------

NORTH DAKOTA (0.5%)
Ward County Health Care Facilities Refunding
   Revenue Bonds Trinity Obligated Group
   Series 1996B
      07-01-21                                                6.25        4,365,000          4,230,165
-------------------------------------------------------------------------------------------------------------

See accompanying notes to investments in securities.


-------------------------------------------------------------------------------------------------------------
 MUNICIPAL BONDS (CONTINUED)
-------------------------------------------------------------------------------------------------------------
NAME OF ISSUER AND                                           COUPON       PRINCIPAL           VALUE(a)
TITLE OF ISSUE(c)                                             RATE         AMOUNT
OHIO (1.3%)
Akron Bath Copley Joint Township Hospital District
   Revenue Bonds Summa Hospital Series 1998A
      11-15-24                                                5.38%      $2,755,000         $2,305,081
Carroll Water & Sewer District
   Unlimited Tax General Obligation Bonds
      12-01-10                                                6.25          895,000            896,647
Columbus Sewerage System
   Refunding Revenue Bonds Series 1992
      06-01-05                                                6.30        3,500,000          3,700,165
State Water & Air Quality Development Authority
   Pollution Control Refunding Revenue Bonds
   Cleveland Electric Illuminating Series 1995
      08-01-25                                                7.70          300,000            322,164
State Water & Air Quality Development Authority
   Pollution Control Refunding Revenue Bonds
   Ohio Edison Series 1993A
      05-15-29                                                5.95        5,000,000          4,562,050
                                                                                           ------------
Total                                                                                       11,786,107
-------------------------------------------------------------------------------------------------------------

OKLAHOMA (0.4%)
Stillwater Medical Center Authority
   Hospital Revenue Bonds Series 1997B
      05-15-12                                                6.35        1,000,000            967,840
Valley View Hospital Authority
   Refunding Revenue Bonds Series 1996
      08-15-14                                                6.00        2,695,000          2,523,517
                                                                                           ------------
Total                                                                                        3,491,357
-------------------------------------------------------------------------------------------------------------

PENNSYLVANIA (3.5%)
Delaware County Industrial Development Authority
   Pollution Control Refunding Revenue Bonds
   Series 1997A
      07-01-13                                                6.10        4,000,000          3,708,480
Philadelphia Hospital & Higher Education Facilities
   Authority Hospital Revenue Bonds
   Friends Hospital Series 1993
      05-01-11                                                6.20        2,500,000          2,446,900
Philadelphia School District Unlimited General Obligation
   Bonds Series 1998A (MBIA Insured)
      04-01-23                                                4.50        4,000,000          3,204,440

                                              See accompanying notes to investments in securities.


-------------------------------------------------------------------------------------------------------------
 MUNICIPAL BONDS (CONTINUED)
-------------------------------------------------------------------------------------------------------------
NAME OF ISSUER AND                                           COUPON       PRINCIPAL           VALUE(a)
TITLE OF ISSUE(c)                                             RATE         AMOUNT
Philadelphia Unlimited General Obligation Bonds
   (MBIA Insured)
      05-15-25                                                5.00%      $3,000,000         $2,596,920
Pittsburgh & Allegheny County Public Auditorium
   Hotel Room Revenue Bonds (AMBAC Insured)
      02-01-29                                                4.50        9,500,000          7,385,965
Pittsburgh & Allegheny County Public Auditorium
   Regional Asset District Sales Tax Revenue Bonds
   (AMBAC Insured)
      02-01-29                                                5.00       14,760,000         12,629,542
                                                                                           ------------
Total                                                                                       31,972,247
-------------------------------------------------------------------------------------------------------------

RHODE ISLAND (0.2%)
Providence Special Tax Increment Obligation Bonds
   Series 1996D
      06-01-16                                                6.65        1,500,000          1,544,085
-------------------------------------------------------------------------------------------------------------

SOUTH CAROLINA (0.9%)
Horry County Hospital Refunding Revenue Bonds
   Conway Hospital Series 1992
      07-01-12                                                6.75        3,665,000          3,865,695
Piedmont Municipal Power Agency Electric
   Refunding Revenue Bonds Series 1998A
   (MBIA Insured)
      01-01-25                                                4.75        5,000,000          4,077,700
                                                                                           ------------
Total                                                                                        7,943,395
-------------------------------------------------------------------------------------------------------------

SOUTH DAKOTA (0.3%)
State Health & Educational Facilities Authority
   Refunding Revenue Bonds Prairie Lakes Healthcare
      04-01-22                                                5.65        3,000,000          2,604,720
-------------------------------------------------------------------------------------------------------------

TENNESSEE (0.2%)
Nashville & Davidson Counties Health & Education
   Facilities Board Revenue Bonds
   Zero Coupon Escrowed to Maturity
      06-01-21                                                5.71        7,500,000(b)       1,895,475
-------------------------------------------------------------------------------------------------------------

See accompanying notes to investments in securities.


-------------------------------------------------------------------------------------------------------------
 MUNICIPAL BONDS (CONTINUED)
-------------------------------------------------------------------------------------------------------------
NAME OF ISSUER AND                                           COUPON       PRINCIPAL           VALUE(a)
TITLE OF ISSUE(c)                                             RATE         AMOUNT

TEXAS (10.3%)
Austin Utility System Capital Appreciation
   Refunding Revenue Bonds Zero Coupon
   (AMBAC Insured)
      11-15-10                                                6.51%      $5,055,000(b)      $2,795,314
Austin Utility System Capital Appreciation
   Refunding Revenue Bonds Zero Coupon
   Series 1992A (MBIA Insured)
      11-15-10                                                6.61       16,000,000(b)       8,847,680
Austin Utility System Combined Utility
   Refunding Revenue Bonds
   Series 1992 (AMBAC Insured)
      11-15-06                                                6.25       10,500,000         11,148,375
Harris County Cypress-Fairbanks Independent
   School District Unlimited Tax Schoolhouse Bonds
   Series 1990 (FGIC Insured)
      08-01-08                                                6.50        1,500,000          1,525,200
Harris County Health Facilities Development
   Hermann Hospital Revenue Bonds (MBIA Insured)
      10-01-24                                                6.38        8,820,000          9,538,124
Houston Water & Sewer System Junior Lien
   Refunding Revenue Bonds Zero Coupon
   Series 1991C (AMBAC Insured)
      12-01-08                                                6.60        8,000,000(b)       4,982,240
Katy Independent School District Limited
   General Obligation Bonds Series 1998A
   (Permanent School Fund Guarantee)
      02-15-27                                                4.75        1,500,000          1,230,915
Municipal Power Agency Capital Appreciation
   Refunding Revenue Bonds
   Zero Coupon (AMBAC Insured)
      09-01-09                                                6.90       18,000,000(b)      10,704,960
Northwest Independent School District
   Unlimited Tax General Obligation Capital
   Appreciation Refunding Revenue Bonds Zero Coupon
   Series 1997 (Permanent School Fund Guarantee)
      08-15-17                                                6.23        3,000,000(b)       1,019,160
San Antonio Water Refunding Revenue Bonds
   (FGIC Insured)
      05-15-07                                                6.40       25,000,000         26,463,250

                                                  See accompanying notes to investments in securities.



-------------------------------------------------------------------------------------------------------------
 MUNICIPAL BONDS (CONTINUED)
-------------------------------------------------------------------------------------------------------------
NAME OF ISSUER AND                                           COUPON       PRINCIPAL           VALUE(a)
TITLE OF ISSUE(c)                                             RATE         AMOUNT
State Coastal Water Authority Water Conveyance
   System Refunding Revenue Bonds Series 1991
   Escrowed to Maturity (AMBAC Insured)
      12-15-17                                                6.25%      $5,000,000         $5,114,850
State Public Property Financial Corporation Lease
   Revenue Bonds Mental Health Mental Retardation
   Series 1996
      09-01-16                                                6.20        2,340,000          2,252,554
Technical University Refunding Revenue Bonds
   6th Series 1999 (AMBAC Insured)
      02-15-29                                                5.00       11,500,000          9,839,170
                                                                                           ------------
Total                                                                                       95,461,792
-------------------------------------------------------------------------------------------------------------

VERMONT (0.6%)
University of Vermont & State Agricultural College
   Revenue Bonds Series 1998 (MBIA Insured)
      10-01-38                                                4.75        7,290,000          5,778,929
-------------------------------------------------------------------------------------------------------------

VIRGINIA (0.3%)
Augusta County Industrial Development Authority
   Refunding Revenue Bonds Augusta Hospital
   Series 1993 (AMBAC Insured)
      09-01-21                                                5.13        3,600,000          3,195,792
-------------------------------------------------------------------------------------------------------------

WASHINGTON (3.7%)
King County Housing Authority Pooled Housing
   Refunding Revenue Bonds Series 1995A
      03-01-26                                                6.80        2,500,000          2,571,550
King County Unlimited Tax General Obligation
   Bonds Auburn School District #408
   Series 1992A
      12-01-06                                                6.38        8,000,000          8,657,920
King County Unlimited Tax General Obligation
   Bonds Issaquah School District #411 Series 1992
      12-01-08                                                6.38       16,675,000         18,119,388
State Public Power Supply System Nuclear Power
   Project #3 Capital Appreciation Refunding Revenue
   Bonds Zero Coupon Series 1989B (MBIA Insured)
      07-01-13                                                6.61       10,360,000(b)       4,795,955
                                                                                           ------------
Total                                                                                       34,144,813
-------------------------------------------------------------------------------------------------------------

                                              See accompanying notes to investments in securities.



-------------------------------------------------------------------------------------------------------------
 MUNICIPAL BONDS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------
NAME OF ISSUER AND                                           COUPON       PRINCIPAL           VALUE(a)
TITLE OF ISSUE(c)                                             RATE         AMOUNT

WEST VIRGINIA (1.5%)
Princeton Hospital Revenue Bonds
   Community Hospital Association
   Series 1999
      05-01-29                                                6.10%      $4,000,000         $3,624,480
State School Building Authority Capital Improvement
   Pre-refunded Revenue Bonds Series 1990B
   (MBIA Insured)
      07-01-20                                                6.00        9,730,000          9,845,787
                                                                                           ------------
Total                                                                                       13,470,267
---------------------------------------------------------------------------------------------------------------------------

WISCONSIN (0.3%)
State Health & Educational Facilities Authority
   Revenue Bonds Divine Savior Hospital
      06-01-28                                                5.70        3,140,000          2,684,951
---------------------------------------------------------------------------------------------------------------------------

WYOMING (0.3%)
State Community Development Authority Single Family
   Mortgage Bonds Series 1991B
   (Federally Insured or Guaranteed Mortgage Loan)
      06-01-31                                                7.40        2,280,000          2,369,604
---------------------------------------------------------------------------------------------------------------------------

TOTAL MUNICIPAL BONDS
(Cost: $819,312,130)                                                                      $870,500,776
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
 MUNICIPAL NOTES (3.5%)
---------------------------------------------------------------------------------------------------------------------------
ISSUER(d,e)                                                 EFFECTIVE       AMOUNT            VALUE(a)
                                                              YIELD       PAYABLE AT
                                                                           MATURITY

Farmington New Mexico Pollution Control Revenue Notes
(Arizona Public Service) Series 1994B V.R.
      09-01-24                                                3.60%        $800,000           $800,000
Harris County Texas Health Facilities Development
Hospital Revenue Notes (Methodist Hospital) V.R.
      12-01-25                                                3.80        1,200,000          1,200,000
Joliet Illinois Regional Port District Marine Terminal
Revenue Notes (Exxon) V.R.
      10-01-24                                                3.60        1,600,000          1,600,000
Long Island New York Power Authority Electric
Revenue Notes 5th Series 1998 V.R.
      05-01-33                                                3.60          700,000            700,000

                            See accompanying notes to investments in securities.


---------------------------------------------------------------------------------------------------------------------------
 MUNICIPAL NOTES (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------
ISSUER(d,e)                                                 EFFECTIVE       AMOUNT            VALUE(a)
                                                              YIELD       PAYABLE AT
                                                                           MATURITY

Minneapolis & St. Paul Minnesota Housing & Redevelopment
Healthcare (Children's Hospital) Series 1995B V.R.
      08-15-25                                                3.75%      $1,200,000         $1,200,000
New York City Series 1994B2-B5 V.R.
      08-15-11                                                3.65        3,400,000          3,400,000
New York City Transit Finance Authority Series C V.R.
      05-01-28                                                3.60        2,300,000          2,300,000
Nueces River Texas Authority Pollution Control
Revenue Bonds V.R.
      12-01-99                                                3.85        6,500,000          6,500,000
Ohio State Air Quality Development Authority
Revenue Notes (Cincinnati Gas & Electric)
Series 1995A V.R.
      09-01-30                                                3.60        1,800,000          1,800,000
Roanoke Virginia Hospital Revenue Notes
(Carilion Health Systems) Series 1997A V.R.
      07-01-27                                                3.80        3,900,000          3,900,000
Sweetwater Wyoming Pollution Control Revenue Bonds
(Idaho Power) Series 1996C V.R.
      07-15-26                                                3.65        3,900,000          3,900,000
University of Wisconsin Hospital & Clinics Authority
Revenue Notes V.R.
      04-01-26                                                3.90        4,500,000          4,500,000
---------------------------------------------------------------------------------------------------------------------------

TOTAL MUNICIPAL NOTES
(Cost: $31,800,000)                                                                        $31,800,000
---------------------------------------------------------------------------------------------------------------------------


TOTAL INVESTMENTS IN SECURITIES
(Cost: $851,112,130)(f)                                                                   $902,300,776
---------------------------------------------------------------------------------------------------------------------------

See accompanying notes to investments in securities.

 NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.

(c) The following abbreviations may be used in portfolio descriptions to identify the insurer of the issue:

ACA     --   ACA Financial Guaranty Corporation
AMBAC   --   American Municipal Bond Association Corporation
BIG     --   Bond Investors Guarantee
CGIC    --   Capital Guaranty Insurance Company
FGIC    --   Financial Guarantee Insurance Corporation
FHA     --   Federal Housing Authority
FNMA    --   Federal National Mortgage Association
FSA     --   Financial Security Assurance
GNMA    --   Government National Mortgage Association
MBIA    --   Municipal Bond Investors Assurance

(d) The following abbreviations may be used in the portfolio descriptions:

B.A.N.  --   Bond Anticipation Note
C.P.    --   Commercial Paper
R.A.N.  --   Revenue Anticipation Note
T.A.N.  --   Tax Anticipation Note
T.R.A.N.--   Tax & Revenue Anticipation Note
V.R.    --   Variable Rate
V.R.D.B.--   Variable Rate Demand Bond
V.R.D.N.--   Variable Rate Demand Note

(e) The Fund is entitled to receive principal amount from issuer or corporate guarantor, if indicated in parentheses, after a day or a week's notice. The maturity date disclosed represents the final maturity. Interest rate varies to reflect current market conditions; rate shown is the effective rate on Nov. 30, 1999.

(f) At Nov. 30, 1999, the cost of securities for federal income tax purposes was $851,112,130 and the aggregate gross unrealized appreciation and depreciation based on that cost was:


Unrealized appreciation                                                     $60,612,212
Unrealized depreciation                                                      (9,423,566)
---------------------------------------------------------------------------------------------
Net unrealized appreciation                                                 $51,188,646
---------------------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on your year-end statement.

AXP Tax-Exempt Bond Fund
Fiscal year ended Nov. 30, 1999

CLASS A

EXEMPT-INTEREST DIVIDENDS -- TAXABLE STATUS EXPLAINED BELOW.


PAYABLE DATE                                   PER SHARE
Dec. 22, 1998 ...............................$ 0.01571
Jan. 25, 1999 .................................0.01996
Feb. 25, 1999 .................................0.01816
March 24, 1999 ................................0.01560
April 26, 1999 ................................0.01854
May 27, 1999 ..................................0.01748
June 23, 1999 .................................0.01565
July 26, 1999 .................................0.01876
Aug. 26, 1999 .................................0.01751
Sept. 22, 1999 ................................0.01571
Oct. 25, 1999 .................................0.01941
Nov. 23, 1999 .................................0.01575
TOTAL ........................................$0.20824

TAXABLE DIVIDEND -- INCOME DISTRIBUTION.

PAYABLE DATE                                  PER SHARE
Dec. 22, 1998.................................$0.00020
TOTAL DISTRIBUTIONS...........................$0.20844

CLASS B

EXEMPT-INTEREST DIVIDENDS -- TAXABLE STATUS EXPLAINED BELOW.

PAYABLE DATE                                 PER SHARE
Dec. 22, 1998 ...............................$ 0.01329
Jan. 25, 1999 .................................0.01705
Feb. 25, 1999 .................................0.01572
March 24, 1999 ................................0.01311
April 26, 1999 ................................0.01568
May 27, 1999 ..................................0.01484
June 23, 1999 .................................0.01339
July 26, 1999 .................................0.01601
Aug. 26, 1999 .................................0.01497
Sept. 22, 1999 ................................0.01353
Oct. 25, 1999 .................................0.01676
Nov. 23, 1999 .................................0.01345
TOTAL ........................................$0.17780

TAXABLE DIVIDEND -- INCOME DISTRIBUTION.

PAYABLE DATE                                 PER SHARE
Dec. 22, 1998 ................................$0.00020
TOTAL DISTRIBUTIONS ..........................$0.17800

CLASS Y

EXEMPT-INTEREST DIVIDENDS -- TAXABLE STATUS EXPLAINED BELOW.

PAYABLE DATE                                 PER SHARE
Dec. 22, 1998 ...............................$ 0.01594
Jan. 25, 1999 .................................0.02025
Feb. 25, 1999 .................................0.02058
March 24, 1999 ................................0.01585
April 26, 1999 ................................0.01821
May 27, 1999 ..................................0.01775
June 23, 1999 .................................0.01589
July 26, 1999 .................................0.01925
Aug. 26, 1999 .................................0.01802
Sept. 22, 1999 ................................0.01615
Oct. 25, 1999 .................................0.01999
Nov. 23, 1999 .................................0.01622
TOTAL ........................................$0.21410

TAXABLE DIVIDEND -- INCOME DISTRIBUTION.

PAYABLE DATE                                 PER SHARE
Dec. 22, 1998                                 $0.00020
TOTAL DISTRIBUTIONS                           $0.21430

FEDERAL TAXATION
Exempt-interest dividends are exempt from federal income taxes and should not be included in shareholders' gross income.

OTHER TAXATION
Exempt-interest dividends may be subject to state and local taxes. Each shareholder should consult a tax advisor about reporting this income for state and local tax purposes.

SOURCE OF INCOME BY STATE
Percentages of income from municipal securities earned by the Fund from various states during the year ended Nov. 30, 1999 are listed below.


Alabama                        0.549%
Alaska                         0.616
Arizona                        6.109
California                     7.879
Colorado                       2.345
Connecticut                    0.884
Delaware                       0.200
Florida                        3.101
Georgia                        3.079
Hawaii                         0.664
Idaho                          0.399
Illinois                      10.774
Indiana                        1.762
Iowa                           0.320
Kentucky                       1.222
Louisiana                      2.165
Maryland                       2.812
Massachusetts                  2.899
Michigan                       2.799
Minnesota                      3.027
Mississippi                    0.345
Missouri                       1.296
Nebraska                       0.498
New Hampshire                  0.109
New Jersey                     1.791
New Mexico                     0.013
New York                      10.791
North Carolina                 3.291
North Dakota                   0.470
Ohio                           1.276
Oklahoma                       0.391
Pennsylvania                   4.208
Rhode Island                   0.171
South Carolina                 0.657
South Dakota                   0.121
Tennessee                      0.250
Texas                         10.529
Vermont                        0.253
Virginia                       0.640
Washington                     4.940
Washington, DC                 2.340
West Virginia                  1.195
Wisconsin                      0.171
Wyoming                        0.649

PART C.    OTHER INFORMATION

Item 23. Exhibits.

(a) Articles of Incorporation amended October 17, 1988, filed as Exhibit 1 to Post-Effective Amendment No. 23 to this Registration Statement, are incorporated by reference.

(b) By-Laws as amended Feb. 14, 1991, filed as Exhibit 2 to Post-Effective Amendment No. 20 to this Registration Statement, are incorporated by reference.

(c) Stock certificate, filed as Exhibit 4 to Registrant's Registration Statement No. 2-57382 on September 30, 1976, is incorporated by reference.

(d) (1) Investment Management Services Agreement between Registrant and American Express Financial Corporation, dated March 20, 1995, filed as
         Exhibit 5 to Registrant's Post-Effective Amendment No. 42 to Registration Statement 2-57328 is incorporated by reference.

(d)(2) Investment Management Services Agreement between Registrant on behalf of IDS Intermediate Tax-Exempt Fund and American Express Financial Corporation, dated Nov. 13, 1996, is incorporated by reference to
         Exhibit 5(a) of Registrant's Post-Effective Amendment No. 43 filed on or about Jan. 27, 1998.

(e) Distribution Agreement, dated July 8, 1999, between AXP Utilities Income Fund, Inc. and American Express Financial Advisors Inc. is incorporated by reference to Exhibit (e) to AXP Utilities Income Fund, Inc. Post-Effective Amendment No. 22 to Registration Statement File No. 33-20872 filed on or about August 27, 1999. Registrant's Distribution Agreement differs from the one incorporated by reference only by the fact that Registrant is one executing party.

(f) All employees are eligible to participate in a profit sharing plan. Entry into the plan is Jan. 1 or July 1. The Registrant contributes each year an amount up to 15 percent of their annual salaries, the maximum deductible amount permitted under Section 404(a) of the Internal Revenue Code.

(g)(1) Custodian Agreement between Registrant and First National Bank of Minneapolis, dated August 16, 1979, filed electronically as Exhibit 8 to Registrant's Post-Effective Amendment No. 42 to Registration Statement 2-57328 is incorporated by reference.

(g)(2) Custodian Agreement between Registrant on behalf of IDS Intermediate Tax-Exempt Fund and First Bank National Association, dated Nov. 13, 1996, is incorporated by reference to Exhibit 8(a) of Registrant's Post-Effective Amendment No. 43 filed on or about Jan. 27, 1998.

(h)(1) Administrative Services Agreement between Registrant and American Express Financial Corporation dated March 20, 1995, filed electronically as Exhibit 9(c) to Registrant's Post-Effective Amendment No. 42 to Registration Statement 2-57328 is incorporated by reference.

(h)(2) Administrative Services Agreement between Registrant on behalf of IDS Intermediate Tax-Exempt Fund and American Express Financial Corporation, dated Nov. 13, 1996, is incorporated by reference to
         Exhibit 9(e) of Registrant's Post-Effective Amendment No. 43 filed on or about Jan. 27, 1998.

(h)(3) License Agreement between Registrant and IDS Financial Corporation dated Jan. 25, 1988 is incorporated by reference to Exhibit (h)(3) to Registrant's Post-Effective Amendment No. 44 filed on or about Nov. 24, 1998.

(h)(4) License Agreement, dated June 17, 1999 between the American Express Funds and American Express Company, filed electronically on or about September 23, 1999 as Exhibit (h)(4) to AXP Stock Fund, Inc.'s Post-Effective Amendment No. 98 to Registration Statement No. 2-11358, is incorporated by reference.

(h)(5) Class Y Shareholder Service Agreement between IDS Precious Metals Fund, Inc. and American Express Financial Advisors Inc., dated May 9, 1997 filed electronically on or about May 27, 1997 as Exhibit 9(e) to IDS Precious Metals Fund, Inc.'s Post-Effective Amendment No. 30 to Registration Statement No. 2-93745, is incorporated by reference. Registrant's Class Y Shareholder Service Agreement differs from the one incorporated by reference only by the fact that Registrant is one executing party.

(h)(6) Transfer Agency Agreement between AXP Tax-Exempt Series, Inc. on behalf of AXP Intermediate Tax-Exempt Fund and AXP Tax-Exempt Bond Fund and American Express Client Service Corporation, dated March 9, 2000, is filed electronically herewith.

(i) Opinion and consent of counsel as to the legality of the securities being registered is filed electronically herewith.

(j)      Independent Auditors' Consent is filed electronically herewith.

(k)      Omitted Financial Statements: None.

(l)      Initial Capital Agreements: Not Applicable.

(m)(1) Plan and Agreement of Distribution dated July 1, 1999 between AXP Discovery Fund, Inc. and American Express Financial Advisors Inc. is incorporated by reference to Exhibit (m) to AXP Discovery Fund, Inc. Post-Effective Amendment No. 36 to Registration Statement File No.
         2-72174 filed on or about July 30, 1999. Registrant's Plan and Agreement of Distribution differs from the one incorporated by reference only by the fact that Registrant is one executing party.

(m)(2) Plan and Agreement of Distribution For Class C Shares dated March 9, 2000, between AXP Bond Fund, Inc. and American Express Financial Advisors Inc. is incorporated by reference to Exhibit (m)(2) to AXP Bond Fund, Inc.'s Post-Effective Amendment No. 51 to Registration
         Statement File No. 2-51586 filed on or about June 26, 2000. Registrant's Plan and Agreement of Distribution for Class C Shares differs from the one incorporated by reference only by the fact that Registrant is one executing party.

(n) Rule 18f-3 Plan, dated March 2000, is incorporated by reference to Exhibit (n) to AXP Bond Fund Inc.'s Post-Effective Amendment No. 51 to Registration Statement file No. 2-51586 filed on or about June 26, 2000.

(o)      Reserved.

(p)(1) Code of Ethics adopted under Rule 17j-1 for Registrant filed electronically on or about March 30, 2000, as Exhibit (p)(1) to AXP Market Advantage Series, Inc.'s Post-Effective Amendment No. 24 to Registration Statement No. 33-30770 is incorporated by reference.

(p)(2) Code of Ethics adopted under Rule 17j-1 for Registrant's investment advisor and principal underwriter filed electronically on or about March 30, 2000, as Exhibit (p)(2) to AXP Market Advantage Series, Inc.'s Post-Effective Amendment No. 24 to Registration Statement No. 33-30770 is incorporated by reference.

(q)(1) Directors' Power of Attorney to sign amendments to this Registration Statement, dated January 13, 2000, is incorporated by reference to Exhibit (p)(1) to Registrant's Post-Effective Amendment No. 46 filed on or about Jan. 28, 2000.

(q)(2) Officers' Power of Attorney to sign amendments to this Registration Statement, dated January 13, 2000, is incorporated by reference to Exhibit (p)(2) to Registrant's Post-Effective Amendment No. 46 filed on or about Jan. 28, 2000.

Item 24. Persons Controlled by or Under Common Control with Registrant:

                  None.

Item 25. Indemnification

The Articles of Incorporation of the registrant provide that the Fund shall indemnify any person who was or is a party or is threatened to be made a party, by reason of the fact that she or he is or was a director, officer, employee or agent of the Fund, or is or was serving at the request of the Fund as a director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, to any threatened, pending or completed action, suit or proceeding, wherever brought, and the Fund may purchase liability insurance and advance legal expenses, all to the fullest extent permitted by the laws of the State of Minnesota, as now existing or hereafter amended. The By-laws of the registrant provide that present or former directors or officers of the Fund made or threatened to be made a party to or involved (including as a witness) in an actual or threatened action, suit or proceeding shall be indemnified by the Fund to the full extent authorized by the Minnesota Business Corporation Act, all as more fully set forth in the By-laws filed as an exhibit to this registration statement.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Any indemnification hereunder shall not be exclusive of any other rights of indemnification to which the directors, officers, employees or agents might otherwise be entitled. No indemnification shall be made in violation of the Investment Company Act of 1940.


Item 26.          Business and Other Connections of Investment Adviser (American Express Financial Corporation)

Directors and officers of American Express Financial Corporation who are directors and/or officers of one or more other companies:

Name and Title                  Other company(s)             Address                      Title within other
                                                                                          company(s)

Ronald G. Abrahamson,           American Express Client      IDS Tower 10                 Director and Vice President
Vice President                  Service Corporation          Minneapolis, MN 55440

                                American Express Financial                                Vice President
                                Advisors Inc.

                                Public Employee Payment                                   Director and Vice President
                                Company

Douglas A. Alger,               American Express Financial   IDS Tower 10                 Senior Vice President
Director and Senior Vice        Advisors Inc.                Minneapolis, MN 55440
President

Peter J. Anderson,              Advisory Capital             IDS Tower 10                 Director
Director and Senior Vice        Strategies Group Inc.        Minneapolis, MN 55440
President

                                American Express Asset                                    Director and Chairman of
                                Management Group Inc.                                     the Board

                                American Express Asset                                    Director, Chairman of the
                                Management International,                                 Board and Executive Vice
                                Inc.                                                      President

                                American Express Financial                                Senior Vice President
                                Advisors Inc.

                                IDS Capital Holdings Inc.                                 Director and President

                                IDS Futures Corporation                                   Director

                                NCM Capital Management       2 Mutual Plaza               Director
                                Group, Inc.                  501 Willard Street
                                                             Durham, NC  27701

Ward D. Armstrong,              American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

                                American Express Service                                  Vice President
                                Corporation

                                American Express Trust                                    Director and Chairman of
                                Company                                                   the Board

John M. Baker,                  American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

                                American Express Trust                                    Senior Vice President
                                Company

Joseph M. Barsky III,           American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

Timothy V. Bechtold,            American Centurion Life      IDS Tower 10                 Director and President
Vice President                  Assurance Company            Minneapolis, MN 55440

                                American Express Financial                                Vice President
                                Advisors Inc.

                                IDS Life Insurance Company                                Executive Vice President

                                IDS Life Insurance Company   P.O. Box 5144                Director and President
                                of New York                  Albany, NY 12205

                                IDS Life Series Fund, Inc.                                Director

John C. Boeder,                 American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

                                IDS Futures Corporation                                   Director and President

                                IDS Life Insurance Company   P.O. Box 5144                Director
                                of New York                  Albany, NY 12205

Douglas W. Brewers,             American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

Karl J. Breyer,                 American Express Financial   IDS Tower 10                 Senior Vice President
Director, Corporate Senior      Advisors Inc.                Minneapolis, MN 55440
Vice President

                                American Express Financial                                Director
                                Advisors Japan Inc.

                                American Express Minnesota                                Director
                                Foundation

Cynthia M. Carlson,             American Enterprise          IDS Tower 10                 Director, President and
Vice President                  Investment Services Inc.     Minneapolis, MN 55440        Chief Executive Officer

                                American Express Financial                                Vice President
                                Advisors Inc.

                                American Express Service                                  Vice President
                                Corporation

Mark W. Carter,                 American Express Financial   IDS Tower 10                 Senior Vice President and
Director, Senior Vice           Advisors Inc.                Minneapolis, MN 55440        Chief Marketing Officer
President and Chief Marketing
Officer

                                IDS Life Insurance Company                                Executive Vice President

Kenneth I. Chenaut              American Express Company     American Express Tower       President and Chief
Director                                                     World Financial Center       Operating Officer
                                                             New York, NY  10285

James E. Choat,                 American Centurion Life      IDS Tower 10                 Executive Vice President
Director and Senior Vice        Assurance Company            Minneapolis, MN 55440
President

                                American Enterprise Life                                  Director, President and
                                Insurance Company                                         Chief Executive Officer

                                American Express Financial                                Senior Vice President
                                Advisors Inc.

                                American Express Insurance                                Vice President
                                Agency of Idaho Inc.

                                American Express Insurance                                Vice President
                                Agency of Nevada Inc.

                                American Express Insurance                                Vice President
                                Agency of Oregon Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Kentucky Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Maryland Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Pennsylvania Inc.

                                IDS Insurance Agency of                                   Vice President
                                Alabama Inc.

                                IDS Insurance Agency of                                   Vice President
                                Arkansas Inc.

                                IDS Insurance Agency of                                   Vice President
                                Massachusetts Inc.

                                IDS Insurance Agency of                                   Vice President
                                New Mexico Inc.

                                IDS Insurance Agency of                                   Vice President
                                North Carolina Inc.

                                IDS Insurance Agency of                                   Vice President
                                Ohio Inc.

                                IDS Insurance Agency of                                   Vice President
                                Wyoming Inc.

                                IDS Life Insurance Company   P.O. Box 5144                Executive Vice President
                                of New York                  Albany, NY 12205

Kenneth J. Ciak,                AMEX Assurance Company       IDS Tower 10                 Director and President
Vice President and General                                   Minneapolis, MN 55440
Manager

                                American Express Financial                                Vice President and General
                                Advisors Inc.                                             Manager

                                IDS Property Casualty        1 WEG Blvd.                  Director and President
                                Insurance Company            DePere, WI 54115

Paul A. Connolly,               American Express Financial   IDS Tower 10                 Vice President - Retail
Vice President - Retail         Advisors Inc.                Minneapolis, MN 55440        Distribution Services
Distribution Services

Colleen Curran,                 American Express Financial   IDS Tower 10                 Vice President and
Vice President and Assistant    Advisors Inc.                Minneapolis, MN 55440        Assistant General Counsel
General Counsel

                                American Express Service                                  Vice President and Chief
                                Corporation                                               Legal Counsel

Luz Maria Davis                 American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

Douglas K. Dunning,             American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

Gordon L. Eid,                  American Express Financial   IDS Tower 10                 Senior Vice President,
Director, Senior Vice           Advisors Inc.                Minneapolis, MN 55440        General Counsel and Chief
President, General Counsel                                                                Compliance Officer
and Chief Compliance Officer

                                American Express Financial                                Vice President and Chief
                                Advisors Japan Inc.                                       Compliance Officer

                                American Express Insurance                                Director and Vice President
                                Agency of Arizona Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Idaho Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Nevada Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Oregon Inc.

                                American Express Property                                 Director and Vice President
                                Casualty Insurance Agency
                                of Kentucky Inc.

                                American Express Property                                 Director and Vice President
                                Casualty Insurance Agency
                                of Maryland Inc.

                                American Express Property                                 Director and Vice President
                                Casualty Insurance Agency
                                of Pennsylvania Inc.

                                IDS Insurance Agency of                                   Director and Vice President
                                Alabama Inc.

                                IDS Insurance Agency of                                   Director and Vice President
                                Arkansas Inc.

                                IDS Insurance Agency of                                   Director and Vice President
                                Massachusetts Inc.

                                IDS Insurance Agency of                                   Director and Vice President
                                New Mexico Inc.

                                IDS Insurance Agency of                                   Director and Vice President
                                North Carolina Inc.

                                IDS Insurance Agency of                                   Director and Vice President
                                Ohio Inc.

                                IDS Insurance Agency of                                   Director and Vice President
                                Wyoming Inc.

                                IDS Real Estate Services,                                 Vice President
                                Inc.

                                Investors Syndicate                                       Director
                                Development Corp.

Robert M. Elconin,              American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

                                IDS Life Insurance Company                                Vice President

Gordon M. Fines,                American Express Asset       IDS Tower 10                 Senior Vice President and
Vice President                  Management Group Inc.        Minneapolis, MN 55440        Chief Investment Officer

                                American Express Financial                                Vice President
                                Advisors Inc.

Douglas L. Forsberg,            American Centurion Life      IDS Tower 10                 Director
Vice President                  Assurance Company            Minneapolis, MN 55440

                                American Express Financial                                Vice President
                                Advisors Inc.

                                American Express Financial                                Director, President and
                                Advisors Japan Inc.                                       Chief Executive Officer

Jeffrey P. Fox,                 American Enterprise Life     IDS Tower 10                 Vice President and
Vice President and Corporate    Insurance Company            Minneapolis, MN 55440        Controller
Controller

                                American Express Financial                                Vice President and
                                Advisors Inc.                                             Corporate Controller

Peter A. Gallus                 American Express Financial   IDS Tower 10                 Vice President-Investment
Vice President-Investment       Advisors Inc.                Minneapolis, MN 55440        Administration
Administration

Harvey Golub,                   American Express Company     American Express Tower       Chairman and Chief
Director                                                     World Financial Center       Executive Officer
                                                             New York, NY  10285

                                American Express Travel                                   Chairman and Chief
                                Related Services Company,                                 Executive Officer
                                Inc.

David A. Hammer,                American Express Financial   IDS Tower 10                 Vice President and
Vice President and Marketing    Advisors Inc.                Minneapolis, MN 55440        Marketing Controller
Controller

                                IDS Plan Services of                                      Director and Vice President
                                California, Inc.

Teresa A. Hanratty              American Express Financial   IDS Tower 10                 Senior Vice
Director and Senior Vice        Advisors Inc.                Minneapolis, MN 55440        President-Field Management
President-Field Management

Lorraine R. Hart,               AMEX Assurance Company       IDS Tower 10                 Vice President
Vice President                                               Minneapolis, MN 55440

                                American Centurion Life                                   Vice President
                                Assurance Company

                                American Enterprise Life                                  Vice President
                                Insurance Company

                                American Express Financial                                Vice President
                                Advisors Inc.

                                American Partners Life                                    Director and Vice
                                Insurance Company                                         President

                                IDS Certificate Company                                   Vice President

                                IDS Life Insurance Company                                Vice President

                                IDS Life Series Fund, Inc.                                Vice President

                                IDS Life Variable Annuity                                 Vice President
                                Funds A and B

                                Investors Syndicate                                       Director and Vice
                                Development Corp.                                         President

                                IDS Life Insurance Company   P.O. Box 5144                Vice President
                                of New York                  Albany, NY 12205

                                IDS Property Casualty        1 WEG Blvd.                  Vice President
                                Insurance Company            DePere, WI 54115

Scott A. Hawkinson,             American Express Financial   IDS Tower 10                 Vice President and
Vice President and Controller   Advisors Inc.                Minneapolis, MN 55440        Controller

Janis K. Heaney,                American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

Brian M. Heath                  American Express Financial   IDS Tower 10                 Senior Vice President and
Director, Senior Vice           Advisors Inc.                Minneapolis, MN 55440        General Sales Manager
President and General Sales
Manager

Darryl G. Horsman,              American Express Trust       IDS Tower 10                 Director and President
Vice President                  Company                      Minneapolis, MN 55440

                                American Express Asset                                    Vice President
                                Management International
                                Inc.

Jeffrey S. Horton,              AMEX Assurance Company       IDS Tower 10                 Vice President, Treasurer
Vice President and Corporate                                 Minneapolis, MN 55440        and Assistant Secretary
Treasurer

                                American Centurion Life                                   Vice President and
                                Assurance Company                                         Treasurer

                                American Enterprise                                       Vice President and
                                Investment Services Inc.                                  Treasurer

                                American Enterprise Life                                  Vice President and
                                Insurance Company                                         Treasurer

                                American Express Asset                                    Vice President and
                                Management Group Inc.                                     Treasurer

                                American Express Asset                                    Vice President and
                                Management International                                  Treasurer
                                Inc.

                                American Express Client                                   Vice President and
                                Service Corporation                                       Treasurer

                                American Express                                          Vice President and
                                Corporation                                               Treasurer

                                American Express Financial                                Vice President and
                                Advisors Inc.                                             Treasurer

                                American Express Financial                                Vice President and
                                Advisors Japan Inc.                                       Treasurer

                                American Express Insurance                                Vice President and
                                Agency of Arizona Inc.                                    Treasurer

                                American Express Insurance                                Vice President and
                                Agency of Idaho Inc.                                      Treasurer

                                American Express Insurance                                Vice President and
                                Agency of Nevada Inc.                                     Treasurer

                                American Express Insurance                                Vice President and
                                Agency of Oregon Inc.                                     Treasurer

                                American Express Minnesota                                Vice President and
                                Foundation                                                Treasurer

                                American Express Property                                 Vice President and
                                Casualty Insurance Agency                                 Treasurer
                                of Kentucky Inc.

                                American Express Property                                 Vice President and
                                Casualty Insurance Agency                                 Treasurer
                                of Maryland Inc.

                                American Express Property                                 Vice President and
                                Casualty Insurance Agency                                 Treasurer
                                of Pennsylvania Inc.

                                American Partners Life                                    Vice President and
                                Insurance Company                                         Treasurer

                                IDS Cable Corporation                                     Director, Vice President
                                                                                          and Treasurer

                                IDS Cable II Corporation                                  Director, Vice President
                                                                                          and Treasurer

                                IDS Capital Holdings Inc.                                 Vice President, Treasurer
                                                                                          and Assistant Secretary

                                IDS Certificate Company                                   Vice President and
                                                                                          Treasurer

                                IDS Insurance Agency of                                   Vice President and
                                Alabama Inc.                                              Treasurer

                                IDS Insurance Agency of                                   Vice President and
                                Arkansas Inc.                                             Treasurer

                                IDS Insurance Agency of                                   Vice President and
                                Massachusetts Inc.                                        Treasurer

                                IDS Insurance Agency of                                   Vice President and
                                New Mexico Inc.                                           Treasurer

                                IDS Insurance Agency of                                   Vice President and
                                North Carolina Inc.                                       Treasurer

                                IDS Insurance Agency of                                   Vice President and
                                Ohio Inc.                                                 Treasurer

                                IDS Insurance Agency of                                   Vice President and
                                Wyoming Inc.                                              Treasurer

                                IDS Life Insurance Company                                Vice President, Treasurer
                                                                                          and Assistant Secretary

                                IDS Life Insurance Company   P.O. Box 5144                Vice President and
                                of New York                  Albany, NY 12205             Treasurer

                                IDS Life Series Fund Inc.                                 Vice President and
                                                                                          Treasurer

                                IDS Life Variable Annuity                                 Vice President and
                                Funds A & B                                               Treasurer

                                IDS Management Corporation                                Director, Vice President
                                                                                          and Treasurer

                                IDS Partnership Services                                  Vice President and
                                Corporation                                               Treasurer

                                IDS Plan Services of                                      Vice President and
                                California, Inc.                                          Treasurer

                                IDS Real Estate Services,                                 Vice President and
                                Inc.                                                      Treasurer

                                IDS Realty Corporation                                    Vice President and
                                                                                          Treasurer

                                IDS Sales Support Inc.                                    Vice President and
                                                                                          Treasurer

                                Investors Syndicate                                       Vice President and
                                Development Corp.                                         Treasurer

                                IDS Property Casualty        1 WEG Blvd.                  Vice President, Treasurer
                                Insurance Company            DePere, WI 54115             and Assistant Secretary

                                Public Employee Payment                                   Vice President and
                                Company                                                   Treasurer

David R. Hubers,                AMEX Assurance Company       IDS Tower 10                 Director
Director, President and Chief                                Minneapolis, MN 55440
Executive Officer

                                American Express Financial                                Chairman, President and
                                Advisors Inc.                                             Chief Executive Officer

                                American Express Service                                  Director and President
                                Corporation

                                IDS Certificate Company                                   Director

                                IDS Life Insurance Company                                Director

                                IDS Plan Services of                                      Director and President
                                California, Inc.

                                IDS Property Casualty        1 WEG Blvd.                  Director
                                Insurance Company            DePere, WI 54115

Debra A. Hutchinson             American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN  55440

James M. Jensen,                American Express Financial   IDS Tower 10                 Vice President and
Vice President and              Advisors Inc.                Minneapolis, MN 55440        Controller-Advice and
Controller-Advice and Retail                                                              Retail Distribution Group
Distribution Group

                                IDS Life Insurance Company                                Vice President

Marietta L. Johns,              American Express Financial   IDS Tower 10                 Senior Vice President
Director and Senior Vice        Advisors Inc.                Minneapolis, MN 55440
President

Nancy E. Jones,                 American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

                                American Express Service                                  Vice President
                                Corporation

Ora J. Kaine,                   American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

Linda B. Keene,                 American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

Richard W. Kling,               AMEX Assurance Company       IDS Tower 10                 Director
Director and Senior Vice                                     Minneapolis, MN 55440
President - Insurance Products

                                American Centurion Life                                   Director and Chairman of
                                Assurance Company                                         the Board

                                American Enterprise Life                                  Director and Chairman of
                                Insurance Company                                         the Board

                                American Express                                          Director and President
                                Corporation

                                American Express Financial                                Senior Vice President -
                                Advisors Inc.                                             Insurance Products

                                American Express Insurance                                Director and President
                                Agency of Arizona Inc.

                                American Express Insurance                                Director and President
                                Agency of Idaho Inc.

                                American Express Insurance                                Director and President
                                Agency of Nevada Inc.

                                American Express Insurance                                Director and President
                                Agency of Oregon Inc.

                                American Express Property                                 Director and President
                                Casualty Insurance Agency
                                of Kentucky Inc.

                                American Express Property                                 Director and President
                                Casualty Insurance Agency
                                of Maryland Inc.

                                American Express Property                                 Director and President
                                Casualty Insurance Agency
                                of Pennsylvania Inc.

                                American Express Service                                  Vice President
                                Corporation

                                American Partners Life                                    Director and Chairman of
                                Insurance Company                                         the Board

                                IDS Certificate Company                                   Director and Chairman of
                                                                                          the Board

                                IDS Insurance Agency of                                   Director and President
                                Alabama Inc.

                                IDS Insurance Agency of                                   Director and President
                                Arkansas Inc.

                                IDS Insurance Agency of                                   Director and President
                                Massachusetts Inc.

                                IDS Insurance Agency of                                   Director and President
                                New Mexico Inc.

                                IDS Insurance Agency of                                   Director and President
                                North Carolina Inc.

                                IDS Insurance Agency of                                   Director and President
                                Ohio Inc.

                                IDS Insurance Agency of                                   Director and President
                                Wyoming Inc.

                                IDS Life Insurance Company                                Director, Chief Executive
                                                                                          Officer and President

                                IDS Life Series Fund, Inc.                                Director and President

                                IDS Life Variable Annuity                                 Manager, Chairman of the
                                Funds A and B                                             Board and President

                                IDS Property Casualty        1 WEG Blvd.                  Director
                                Insurance Company            DePere, WI 54115

                                IDS Life Insurance Company   P.O. Box 5144                Director and Chairman of
                                of New York                  Albany, NY 12205             the Board

John M. Knight                  American Express Financial   IDS Tower 10                 Vice President
                                Advisors                     Minneapolis, MN  55440

Paul F. Kolkman,                American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

                                IDS Life Insurance Company                                Director and Executive
                                                                                          Vice President

                                IDS Life Series Fund, Inc.                                Vice President and Chief
                                                                                          Actuary

                                IDS Property Casualty        1 WEG Blvd.                  Director
                                Insurance Company            DePere, WI 54115

Claire Kolmodin,                American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

Steve C. Kumagai,               American Express Financial   IDS Tower 10                 Director and Senior Vice
Director and Senior Vice        Advisors Inc.                Minneapolis, MN 55440        President-Direct and
President-Direct and                                                                      Interactive Group
Interactive Group

Kurt A Larson,                  American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

Lori J. Larson,                 American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

Daniel E. Laufenberg,           American Express Financial   IDS Tower 10                 Vice President and Chief
Vice President and Chief U.S.   Advisors Inc.                Minneapolis, MN 55440        U.S. Economist
Economist

Peter A. Lefferts,              American Express Financial   IDS Tower 10                 Senior Vice President
Director and Senior Vice        Advisors Inc.                Minneapolis, MN 55440
President

                                American Express Trust                                    Director
                                Company

                                IDS Plan Services of                                      Director
                                California, Inc.

Douglas A. Lennick,             American Express Financial   IDS Tower 10                 Director and Executive
Director and Executive Vice     Advisors Inc.                Minneapolis, MN 55440        Vice President
President

Mary J. Malevich,               American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

Fred A. Mandell,                American Express Financial   IDS Tower 10                 Vice President -
Vice President - Distribution   Advisors Inc.                Minneapolis, MN 55440        Distribution Channel
Channel Marketing                                                                         Marketing

Timothy J. Masek                American Express Financial   IDS Tower 10                 Vice President and
Vice President and Director     Advisors Inc.                Minneapolis, MN 55440        Director of Global Research
of Global Research

Sarah A. Mealey,                American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

Paula R. Meyer,                 American Enterprise Life     IDS Tower 10                 Vice President
Vice President                  Insurance Company            Minneapolis, MN 55440

                                American Express                                          Director
                                Corporation

                                American Express Financial                                Vice President
                                Advisors Inc.

                                American Partners Life                                    Director and President
                                Insurance Company

                                IDS Certificate Company                                   Director and President

                                IDS Life Insurance Company                                Director and Executive
                                                                                          Vice President

                                Investors Syndicate                                       Director, Chairman of the
                                Development Corporation                                   Board and President

Shashank B. Modak               American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

Pamela J. Moret,                American Express Financial   IDS Tower 10                 Senior Vice President -
Director and Senior Vice        Advisors Inc.                Minneapolis, MN 55440        Investment Products
President - Investment
Products

                                American Express Trust                                    Vice President
                                Company

                                IDS Certificate Company                                   Director

                                IDS Life Insurance Company                                Executive Vice President

Barry J. Murphy,                American Express Client      IDS Tower 10                 Director and President
Director and Senior Vice        Service Corporation          Minneapolis, MN 55440
President

                                American Enterprise                                       Director
                                Investment Services, Inc.

                                American Express Financial                                Senior Vice President
                                Advisors Inc.

                                IDS Life Insurance Company                                Director and Executive
                                                                                          Vice President

Mary Owens Neal,                American Express Financial   IDS Tower 10                 Vice President-Consumer
Vice President-Consumer         Advisors Inc.                Minneapolis, MN 55440        Marketing
Marketing

Michael J. O'Keefe,             American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

James R. Palmer,                American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

                                IDS Life Insurance Company                                Vice President

Carla P. Pavone,                American Express Financial   IDS Tower 10                 Vice
Vice President-Compensation     Advisors Inc.                Minneapolis, MN 55440        President-Compensation
Services and ARD Product                                                                  Services and ARD Product
Distribution                                                                              Distribution

                                Public Employee Payment                                   Director and President
                                Company

Thomas P. Perrine,              American Express Financial   IDS Tower 10                 Senior Vice President
Director and Senior Vice        Advisors Inc.                Minneapolis, MN 55440
President

Susan B. Plimpton,              American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

Ronald W. Powell,               American Express Financial   IDS Tower 10                 Vice President and
Vice President and Assistant    Advisors Inc.                Minneapolis, MN 55440        Assistant General Counsel
General Counsel

                                IDS Cable Corporation                                     Vice President and
                                                                                          Assistant Secretary

                                IDS Cable II Corporation                                  Vice President and
                                                                                          Assistant Secretary

                                IDS Management Corporation                                Vice President and
                                                                                          Assistant Secretary

                                IDS Partnership Services                                  Vice President and
                                Corporation                                               Assistant Secretary

                                IDS Plan Services of                                      Vice President and
                                California, Inc.                                          Assistant Secretary

                                IDS Realty Corporation                                    Vice President and
                                                                                          Assistant Secretary

James M. Punch,                 American Express Financial   IDS Tower 10                 Vice President - Branded
Vice President - Branded        Advisors Inc.                Minneapolis, MN 55440        Platform Project
Platform Project

Frederick C. Quirsfeld,         American Express Asset       IDS Tower 10                 Senior Vice President and
Director and Senior Vice        Management Group Inc.        Minneapolis, MN 55440        Senior Portfolio Manager
President

                                American Express Financial                                Senior Vice President
                                Advisors Inc.

Rollyn C. Renstrom,             American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

Rebecca K. Roloff,              American Express Financial   IDS Tower 10                 Senior Vice President
Director and Senior Vice        Advisors Inc.                Minneapolis, MN 55440
President

Stephen W. Roszell,             Advisory Capital             IDS Tower 10                 Director
Director and Senior Vice        Strategies Group Inc.        Minneapolis, MN 55440
President

                                American Express Asset                                    Director, President and
                                Management Group Inc.                                     Chief Executive Officer

                                American Express Asset                                    Director
                                Management International,
                                Inc.

                                American Express Asset                                    Director
                                Management Ltd.

                                American Express Financial                                Senior Vice President
                                Advisors Inc.

                                American Express Trust                                    Director
                                Company

Erven A. Samsel,                American Express Financial   IDS Tower 10                 Senior Vice President
Director and Senior Vice        Advisors Inc.                Minneapolis, MN 55440
President

                                American Express Insurance                                Vice President
                                Agency of Idaho Inc.

                                American Express Insurance                                Vice President
                                Agency of Nevada Inc.

                                American Express Insurance                                Vice President
                                Agency of Oregon Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Kentucky Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Maryland Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Pennsylvania Inc.

                                IDS Insurance Agency of                                   Vice President
                                Alabama Inc.

                                IDS Insurance Agency of                                   Vice President
                                Arkansas Inc.

                                IDS Insurance Agency of                                   Vice President
                                Massachusetts Inc.

                                IDS Insurance Agency of                                   Vice President
                                New Mexico Inc.

                                IDS Insurance Agency of                                   Vice President
                                North Carolina Inc.

                                IDS Insurance Agency of                                   Vice President
                                Ohio Inc.

                                IDS Insurance Agency of                                   Vice President
                                Wyoming Inc.

Theresa M. Sapp                 American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

Stuart A. Sedlacek,             AMEX Assurance Company       IDS Tower 10                 Director
Director, Senior Vice                                        Minneapolis, MN 55440
President and Chief Financial
Officer

                                American Enterprise Life                                  Executive Vice President
                                Insurance Company

                                American Express Financial                                Senior Vice President and
                                Advisors Inc.                                             Chief Financial Officer

                                American Express Trust                                    Director
                                Company

                                American Partners Life                                    Director and Vice President
                                Insurance Agency

                                IDS Certificate Company                                   Director and President

                                IDS Life Insurance Company                                Executive Vice President
                                                                                          and Controller

                                IDS Property Casualty        1 WEG Blvd.                  Director
                                Insurance Company            DePere, WI 54115

Donald K. Shanks,               AMEX Assurance Company       IDS Tower 10                 Senior Vice President
Vice President                                               Minneapolis, MN 55440

                                American Express Financial                                Vice President
                                Advisors Inc.

                                IDS Property Casualty        1 WEG Blvd.                  Senior Vice President
                                Insurance Company            DePere, WI 54115

Judy P. Skoglund,               American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

Bridget Sperl,                  American Express Client      IDS Tower 10                 Vice President
Vice President                  Service Corporation          Minneapolis, MN 55440

                                American Express Financial                                Vice President
                                Advisors Inc.

                                Public Employee Payment                                   Director and President
                                Company

Lisa A. Steffes,                American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

William A. Stoltzmann,          American Enterprise Life     IDS Tower 10                 Director, Vice President,
Vice President and Assistant    Insurance Company            Minneapolis, MN 55440        General Counsel and
General Counsel                                                                           Secretary

                                American Express                                          Director, Vice President
                                Corporation                                               and Secretary

                                American Express Financial                                Vice President and
                                Advisors Inc.                                             Assistant General Counsel

                                American Partners Life                                    Director, Vice President,
                                Insurance Company                                         General Counsel and
                                                                                          Secretary

                                IDS Life Insurance Company                                Vice President, General
                                                                                          Counsel and Secretary

                                IDS Life Series Fund Inc.                                 General Counsel and
                                                                                          Assistant Secretary

                                IDS Life Variable Annuity                                 General Counsel and
                                Funds A & B                                               Assistant Secretary

James J. Strauss,               American Express Financial   IDS Tower 10                 Vice President
Vice President and General      Advisors Inc.                Minneapolis, MN 55440
Auditor

Jeffrey J. Stremcha,            American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

Barbara Stroup Stewart,         American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

Keith N. Tufte                  American Express Financial   IDS Tower 10                 Vice President and
Vice President and Director     Advisors Inc.                Minneapolis, MN 55440        Director of Equity Research
of Equity Research

Norman Weaver Jr.,              American Express Financial   IDS Tower 10                 Senior Vice President
Director and Senior Vice        Advisors Inc.                Minneapolis, MN 55440
President

                                American Express Insurance                                Vice President
                                Agency of Arizona Inc.

                                American Express Insurance                                Vice President
                                Agency of Idaho Inc.

                                American Express Insurance                                Vice President
                                Agency of Nevada Inc.

                                American Express Insurance                                Vice President
                                Agency of Oregon Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Kentucky Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Maryland Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Pennsylvania Inc.

                                IDS Insurance Agency of                                   Vice President
                                Alabama Inc.

                                IDS Insurance Agency of                                   Vice President
                                Arkansas Inc.

                                IDS Insurance Agency of                                   Vice President
                                Massachusetts Inc.

                                IDS Insurance Agency of                                   Vice President
                                New Mexico Inc.

                                IDS Insurance Agency of                                   Vice President
                                North Carolina Inc.

                                IDS Insurance Agency of                                   Vice President
                                Ohio Inc.

                                IDS Insurance Agency of                                   Vice President
                                Wyoming Inc.

Michael L. Weiner,              American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

                                IDS Capital Holdings Inc.                                 Vice President

                                IDS Futures Brokerage Group                               Vice President

                                IDS Futures Corporation                                   Vice President, Treasurer
                                                                                          and Secretary

                                IDS Sales Support Inc.                                    Director, Vice President
                                                                                          and Assistant Treasurer

Jeffry F. Welter,               American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

Edwin M. Wistrand,              American Express Financial   IDS Tower 10                 Vice President and
Vice President and Assistant    Advisors Inc.                Minneapolis, MN 55440        Assistant General Counsel
General Counsel

                                American Express Financial                                Vice President and Chief
                                Advisors Japan Inc.                                       Legal Officer

Michael D. Wolf,                American Express Asset       IDS Tower 10                 Executive Vice President
Vice President                  Management Group Inc.        Minneapolis, MN 55440        and Senior Portfolio
                                                                                          Manager

                                American Express Financial                                Vice President
                                Advisors Inc.

Michael R. Woodward,            American Express Financial   IDS Tower 10                 Senior Vice President
Director and Senior Vice        Advisors Inc.                Minneapolis, MN 55440
President

                                American Express Insurance                                Vice President
                                Agency of Idaho Inc.

                                American Express Insurance                                Vice President
                                Agency of Nevada Inc.

                                American Express Insurance                                Vice President
                                Agency of Oregon Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Kentucky Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Maryland Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Pennsylvania Inc.

                                IDS Insurance Agency of                                   Vice President
                                Alabama Inc.

                                IDS Insurance Agency of                                   Vice President
                                Arkansas Inc.

                                IDS Insurance Agency of                                   Vice President
                                Massachusetts Inc.

                                IDS Insurance Agency of                                   Vice President
                                New Mexico Inc.

                                IDS Insurance Agency of                                   Vice President
                                North Carolina Inc.

                                IDS Insurance Agency of                                   Vice President
                                Ohio Inc.

                                IDS Insurance Agency of                                   Vice President
                                Wyoming Inc.

                                IDS Life Insurance Company   P.O. Box 5144                Director
                                of New York                  Albany, NY 12205

Item 27. Principal Underwriters.

(a) American Express Financial Advisors acts as principal underwriter for the following investment companies:

         AXP Bond Fund, Inc.; AXP California Tax-Exempt Trust; AXP Discovery Fund, Inc.; AXP Equity Select Fund, Inc.; AXP Extra Income Fund, Inc.; AXP Federal Income Fund, Inc.; AXP Global Series, Inc.; AXP Growth Series, Inc.; AXP High Yield Tax-Exempt Fund, Inc.; AXP International Fund, Inc.; AXP Investment Series, Inc.; AXP Managed Series, Inc.; AXP Market Advantage Series, Inc.; AXP Money Market Series, Inc.; AXP New Dimensions Fund, Inc.; AXP Precious Metals Fund, Inc.; AXP Progressive Fund, Inc.; AXP Selective Fund, Inc.; AXP Special Tax-Exempt Series Trust; AXP Stock Fund, Inc.; AXP Strategy Series, Inc.; AXP Tax-Exempt Series, Inc.; AXP Tax-Free Money Fund, Inc.; AXP Utilities Income Fund, Inc., Growth Trust; Growth and Income Trust; Income Trust; Tax-Free Income Trust; World Trust; IDS Certificate Company; Strategist Income Fund, Inc.; Strategist Growth Fund, Inc.; Strategist Growth and Income Fund, Inc.; Strategist World Fund, Inc. and Strategist Tax-Free Income Fund, Inc.

(b) As to each director, officer or partner of the principal underwriter:

Name and Principal Business Address    Position and Offices with           Offices with Registrant
                                       Underwriter

Ronald G. Abrahamson                   Vice President-Service Quality      None
IDS Tower 10                           and Reengineering
Minneapolis, MN  55440

Douglas A. Alger                       Senior Vice President-Human         None
IDS Tower 10                           Resources
Minneapolis, MN  55440

Peter J. Anderson                      Senior Vice President-Investment    Vice President-Investments
IDS Tower 10                           Operations
Minneapolis, MN  55440

Ward D. Armstrong                      Vice President-American Express     None
IDS Tower 10                           Retirement Services
Minneapolis, MN  55440

John M. Baker                          Vice President-Plan Sponsor         None
IDS Tower 10                           Services
Minneapolis, MN  55440

Joseph M. Barsky III                   Vice President - Mutual Fund        None
IDS Tower 10                           Equities
Minneapolis, MN  55440

Timothy V. Bechtold                    Vice President-Risk Management      None
IDS Tower 10                           Products
Minneapolis, MN  55440

John D. Begley                         Group Vice President-Ohio/Indiana   None
Suite 100
7760 Olentangy River Rd.
Columbus, OH  43235

Brent L. Bisson                        Group Vice President-Los Angeles    None
Suite 900, E. Westside Twr             Metro
11835 West Olympic Blvd.
Los Angeles, CA  90064

John C. Boeder                         Vice President-Nonproprietary       None
IDS Tower 10                           Products
Minneapolis, MN  55440

Walter K. Booker                       Group Vice President-New Jersey     None
Suite 200, 3500 Market Street
Camp Hill, NJ  17011

Bruce J. Bordelon                      Group Vice President - San          None
1333 N. California Blvd., Suite 200    Francisco Area
Walnut Creek, CA  94596

Charles R. Branch                      Group Vice President-Northwest      None
Suite 200
West 111 North River Dr.
Spokane, WA  99201

Douglas W. Brewers                     Vice President-Sales Support        None
IDS Tower 10
Minneapolis, MN  55440

Karl J. Breyer                         Corporate Senior Vice President     None
IDS Tower 10
Minneapolis, MN  55440

Cynthia M. Carlson                     Vice President-American Express     None
IDS Tower 10                           Securities Services
Minneapolis, MN  55440

Mark W. Carter                         Senior Vice President and Chief     None
IDS Tower 10                           Marketing Officer
Minneapolis, MN  55440

James E. Choat                         Senior Vice President - Third       None
IDS Tower 10                           Party Distribution
Minneapolis, MN  55440

Kenneth J. Ciak                        Vice President and General          None
IDS Property Casualty                  Manager-IDS Property Casualty
1400 Lombardi Avenue
Green Bay, WI  54304

Paul A. Connolly                       Vice President-Retail - Retail      None
IDS Tower 10                           Distribution Services
Minneapolis, MN 55440

Henry J. Cormier                       Group Vice President-Connecticut    None
Commerce Center One
333 East River Drive
East Hartford, CT  06108

John M. Crawford                       Group Vice President-Arkansas/      None
Suite 200                              Springfield/Memphis
10800 Financial Ctr Pkwy
Little Rock, AR  72211

Kevin F. Crowe                         Group Vice                          None
Suite 312                              President-Carolinas/Eastern
7300 Carmel Executive Pk               Georgia
Charlotte, NC  28226

Colleen Curran                         Vice President and Assistant        None
IDS Tower 10                           General Counsel
Minneapolis, MN  55440

Luz Maria Davis                        Vice President-Communications       None
IDS Tower 10
Minneapolis, MN  55440

Arthur E. Delorenzo                    Group Vice President - Upstate      None
4 Atrium Drive, #100                   New York
Albany, NY  12205

Scott M. DiGiammarino                  Group Vice                          None
Suite 500, 8045 Leesburg Pike          President-Washington/Baltimore
Vienna, VA  22182

Bradford L. Drew                       Group Vice President-Eastern        None
Two Datran Center                      Florida
Penthouse One B
9130 S. Dadeland Blvd.
Miami, FL  33156

Douglas K. Dunning                     Vice President-Assured Assets       None
IDS Tower 10                           Product Development and Management
Minneapolis, MN  55440

James P. Egge                          Group Vice President-Western        None
4305 South Louise, Suite 202           Iowa, Nebraska, Dakotas
Sioux Falls, SD  57103

Gordon L. Eid                          Senior Vice President, General      None
IDS Tower 10                           Counsel and Chief Compliance
Minneapolis, MN  55440                 Officer

Robert M. Elconin                      Vice President-Government           None
IDS Tower 10                           Relations
Minneapolis, MN  55440

Phillip W. Evans                       Group Vice President-Rocky          None
Suite 600                              Mountain
6985 Union Park Center
Midvale, UT  84047-4177

Gordon M. Fines                        Vice President-Mutual Fund Equity   None
IDS Tower 10                           Investments
Minneapolis, MN  55440

Douglas L. Forsberg                    Vice President - International      None
IDS Tower 10
Minneapolis, MN  55440

Jeffrey P. Fox                         Vice President and Corporate        None
IDS Tower 10                           Controller
Minneapolis, MN  55440

William P. Fritz                       Group Vice President-Gateway        None
Suite 160
12855 Flushing Meadows Dr
St. Louis, MO  63131

Carl W. Gans                           Group Vice President-Twin City      None
8500 Tower Suite 1770                  Metro
8500 Normandale Lake Blvd.
Bloomington, MN  55437

Peter A. Gallus                        Vice President-Investment           None
IDS Tower 10                           Administration
Minneapolis, MN  55440

David A. Hammer                        Vice President and Marketing        None
IDS Tower 10                           Controller
Minneapolis, MN  55440

Teresa A. Hanratty                     Senior Vice President-Field         None
Suites 6&7                             Management
169 South River Road
Bedford, NH  03110

Robert L. Harden                       Group Vice President-Boston Metro   None
Two Constitution Plaza
Boston, MA  02129

Lorraine R. Hart                       Vice President-Insurance            None
IDS Tower 10                           Investments
Minneapolis, MN  55440

Scott A. Hawkinson                     Vice President and                  None
IDS Tower 10                           Controller-Private Client Group
Minneapolis, MN  55440

Brian M. Heath                         Senior Vice President and General   None
Suite 150                              Sales Manager
801 E. Campbell Road
Richardson, TX  75081

Janis K. Heaney                        Vice President-Incentive            None
IDS Tower 10                           Management
Minneapolis, MN  55440

Jon E. Hjelm                           Group Vice President-Rhode          None
319 Southbridge Street                 Island/Central-Western
Auburn, MA  01501                      Massachusetts

David J. Hockenberry                   Group Vice President-Tennessee      None
30 Burton Hills Blvd.                  Valley
Suite 175
Nashville, TN  37215

Jeffrey S. Horton                      Vice President and Treasurer        None
IDS Tower 10
Minneapolis, MN  55440

David R. Hubers                        Chairman, President and Chief       Board member
IDS Tower 10                           Executive Officer
Minneapolis, MN  55440

Debra A. Hutchinson                    Vice President - Relationship       None
IDS Tower 10                           Leader
Minneapolis, MN  55440

James M. Jensen                        Vice President and                  None
IDS Tower 10                           Controller-Advice and Retail
Minneapolis, MN  55440                 Distribution Group

Marietta L. Johns                      Senior Vice President-Field         None
IDS Tower 10                           Management
Minneapolis, MN  55440

Nancy E. Jones                         Vice President-Business             None
IDS Tower 10                           Development
Minneapolis, MN  55440

Ora J. Kaine                           Vice President-Financial Advisory   None
IDS Tower 10                           Services
Minneapolis, MN  55440

Linda B. Keene                         Vice President-Market Development   None
IDS Tower 10
Minneapolis, MN  55440

Raymond G. Kelly                       Group Vice President-North Texas    None
Suite 250
801 East Campbell Road
Richardson, TX  75081

Richard W. Kling                       Senior Vice President-Insurance     None
IDS Tower 10                           Products
Minneapolis, MN  55440

John M. Knight                         Vice President-Investment           Treasurer
IDS Tower 10                           Accounting
Minneapolis, MN  55440

Paul F. Kolkman                        Vice President-Actuarial Finance    None
IDS Tower 10
Minneapolis, MN  55440

Claire Kolmodin                        Vice President-Service Quality      None
IDS Tower 10
Minneapolis, MN  55440

David S. Kreager                       Group Vice President-Greater        None
Suite 108                              Michigan
Trestle Bridge V
5136 Lovers Lane
Kalamazoo, MI  49002

Steven C. Kumagai                      Director and Senior Vice            None
IDS Tower 10                           President-Direct and Interactive
Minneapolis, MN  55440                 Group

Mitre Kutanovski                       Group Vice President-Chicago Metro  None
Suite 680
8585 Broadway
Merrillville, IN  48410

Kurt A. Larson                         Vice President-Senior Portfolio     None
IDS Tower 10                           Manager
Minneapolis, MN  55440

Lori J. Larson                         Vice President-Brokerage and        None
IDS Tower 10                           Direct Services
Minneapolis, MN  55440

Daniel E. Laufenberg                   Vice President and Chief U.S.       None
IDS Tower 10                           Economist
Minneapolis, MN  55440

Peter A. Lefferts                      Senior Vice President-Corporate     None
IDS Tower 10                           Strategy and Development
Minneapolis, MN  55440

Douglas A. Lennick                     Director and Executive Vice         None
IDS Tower 10                           President-Private Client Group
Minneapolis, MN  55440

Mary J. Malevich                       Vice President-Senior Portfolio     None
IDS Tower 10                           Manager
Minneapolis, MN  55440






Fred A. Mandell                        Vice President-Distribution         None
IDS Tower 10                           Channel Marketing
Minneapolis, MN  55440

Daniel E. Martin                       Group Vice President-Pittsburgh     None
Suite 650                              Metro
5700 Corporate Drive
Pittsburgh, PA  15237

Timothy J. Masek                       Vice President and Director of      None
IDS Tower 10                           Global Research
Minnapolis, MN  55440

Sarah A. Mealey                        Vice President-Mutual Funds         None
IDS Tower 10
Minneapolis, MN  55440

Paula R. Meyer                         Vice President-Assured Assets       None
IDS Tower 10
Minneapolis, MN  55440

Shashank B. Modak                      Vice President - Technology Leader  None
IDS Tower 10
Minneapolis, MN  55440

Pamela J. Moret                        Senior Vice President-Investment    None
IDS Tower 10                           Products and Vice
Minneapolis, MN  55440                 President-Variable Assets

Barry J. Murphy                        Senior Vice President-Client        None
IDS Tower 10                           Service
Minneapolis, MN  55440

Mary Owens Neal                        Vice President-Consumer Marketing   None
IDS Tower 10
Minneapolis, MN  55440

Thomas V. Nicolosi                     Group Vice President-New York       None
Suite 220                              Metro Area
500 Mamaroneck Avenue
Harrison, NY  10528

Michael J. O'Keefe                     Vice President-Advisory Business    None
IDS Tower 10                           Systems
Minneapolis, MN 55440

James R. Palmer                        Vice President-Taxes                None
IDS Tower 10
Minneapolis, MN  55440

Marc A. Parker                         Group Vice                          None
10200 SW Greenburg Road                President-Portland/Eugene
Suite 110
Portland, OR 97223

Carla P. Pavone                        Vice President-Compensation         None
IDS Tower 10                           Services and ARD Product
Minneapolis, MN  55440                 Distribution

Thomas P. Perrine                      Senior Vice President-Group         None
IDS Tower 10                           Relationship Leader/American
Minneapolis, MN  55440                 Express Technologies Financial
                                       Services

Susan B. Plimpton                      Vice President-Marketing Services   None
IDS Tower 10
Minneapolis, MN  55440

Larry M. Post                          Group Vice President-Philadelphia   None
One Tower Bridge                       Metro
100 Front Street 8th Fl
West Conshohocken, PA  19428

Ronald W. Powell                       Vice President and Assistant        None
IDS Tower 10                           General Counsel
Minneapolis, MN  55440

Diana R. Prost                         Group Vice                          None
3030 N.W. Expressway                   President-Kansas/Oklahoma
Suite 900
Oklahoma City, OK  73112

James M. Punch                         Vice President Branded Platform     None
IDS Tower 10                           Project
Minneapolis, MN  55440

Frederick C. Quirsfeld                 Senior Vice President-Fixed Income  Vice President - Fixed Income
IDS Tower 10                                                               Investments
Minneapolis, MN  55440

Rollyn C. Renstrom                     Vice President-Corporate Planning   None
IDS Tower 10                           and Analysis
Minneapolis, MN  55440

R. Daniel Richardson III               Group Vice President-Southern       None
Suite 800                              Texas
Arboretum Plaza One
9442 Capital of Texas Hwy N.
Austin, TX  78759

ReBecca K. Roloff                      Senior Vice President-Field         None
IDS Tower 10                           Management and Financial Advisory
Minneapolis, MN  55440                 Service

Stephen W. Roszell                     Senior Vice                         None
IDS Tower 10                           President-Institutional
Minneapolis, MN  55440

Max G. Roth                            Group Vice                          None
Suite 201 S IDS Ctr                    President-Wisconsin/Upper Michigan
1400 Lombardi Avenue
Green Bay, WI  54304

Diane M. Ruebling                      Group Vice President-Central        None
Suite 200, Bldg. B                     California/Western Nevada
2200 Douglas Blvd.
Roseville, CA  95661

Erven A. Samsel                        Senior Vice President-Field         None
45 Braintree Hill Park                 Management
Suite 402
Braintree, MA  02184

Theresa M. Sapp                        Vice President - Relationship       None
IDS Tower 10                           Leader
Minneapolis, MN  55440

Russell L. Scalfano                    Group Vice                          None
Suite 201                              President-Illinois/Indiana/Kentucky
101 Plaza East Blvd.
Evansville, IN  47715

William G. Scholz                      Group Vice President-Arizona/Las    None
Suite 205                              Vegas
7333 E Doubletree Ranch Rd
Scottsdale, AZ  85258

Stuart A. Sedlacek                     Senior Vice President and Chief     None
IDS Tower 10                           Financial Officer
Minneapolis, MN  55440

Donald K. Shanks                       Vice President-Property Casualty    None
IDS Tower 10
Minneapolis, MN  55440

F. Dale Simmons                        Vice President-Senior Portfolio     None
IDS Tower 10                           Manager, Insurance Investments
Minneapolis, MN  55440

Judy P. Skoglund                       Vice President-Quality and          None
IDS Tower 10                           Service Support
Minneapolis, MN  55440

James B. Solberg                       Group Vice President-Eastern Iowa   None
466 Westdale Mall                      Area
Cedar RapIDS, IA  52404

Bridget Sperl                          Vice President-Geographic Service   None
IDS Tower 10                           Teams
Minneapolis, MN  55440

Paul J. Stanislaw                      Group Vice President-Southern       None
Suite 1100                             California
Two Park Plaza
Irvine, CA  92714

Lisa A. Steffes                        Vice President - Marketing Offer    None
IDS Tower 10                           Development
Minneapolis, MN  55440

Lois A. Stilwell                       Group Vice President-Outstate       None
Suite 433                              Minnesota Area/ North
9900 East Bren Road                    Dakota/Western Wisconsin
Minnetonka, MN  55343

William A. Stoltzmann                  Vice President and Assistant        None
IDS Tower 10                           General Counsel
Minneapolis, MN  55440

James J. Strauss                       Vice President and General Auditor  None
IDS Tower 10
Minneapolis, MN  55440

Jeffrey J. Stremcha                    Vice President-Information          None
IDS Tower 10                           Resource Management/ISD
Minneapolis, MN  55440

Barbara Stroup Stewart                 Vice President-Channel Development  None
IDS Tower 10
Minneapolis, MN  55440

Craig P. Taucher                       Group Vice                          None
Suite 150                              President-Orlando/Jacksonville
4190 Belfort Road
Jacksonville,  FL  32216

Neil G. Taylor                         Group Vice                          None
Suite 425                              President-Seattle/Tacoma/Hawaii
101 Elliott Avenue West
Seattle, WA  98119

John R. Thomas                         Senior Vice President               Board Member
IDS Tower 10
Minneapolis, MN  55440

Keith N. Tufte                         Vice President and Director of      None
IDS Tower 10                           Equity Research
Minneapolis, MN  55440

Peter S. Velardi                       Group Vice                          None
Suite 180                              President-Atlanta/Birmingham
1200 Ashwood Parkway
Atlanta, GA  30338

Charles F. Wachendorfer                Group Vice President-Detroit Metro  None
8115 East Jefferson Avenue
Detroit, MI  48214

Donald F. Weaver                       Group Vice President-Greater        None
3500 Market Street, Suite 200          Pennsylvania
Camp Hill, PA  17011

Norman Weaver Jr.                      Senior Vice President - Alliance    None
1010 Main St. Suite 2B                 Group
Huntington Beach, CA  92648

Michael L. Weiner                      Vice President-Tax Research and     None
IDS Tower 10                           Audit
Minneapolis, MN  55440

Jeffry M. Welter                       Vice President-Equity and Fixed     None
IDS Tower 10                           Income Trading
Minneapolis, MN  55440

Thomas L. White                        Group Vice President-Cleveland      None
Suite 200                              Metro
28601 Chagrin Blvd.
Woodmere, OH  44122

Eric S. Williams                       Group Vice President-Virginia       None
Suite 250
3951 Westerre Parkway
Richmond, VA  23233

William J. Williams                    Group Vice President-Western        None
Two North Tamiami Trail                Florida
Suite 702
Sarasota, FL  34236

Edwin M. Wistrand                      Vice President and Assistant        None
IDS Tower 10                           General Counsel
Minneapolis, MN  55440

Michael D. Wolf                        Vice President-Senior Portfolio     None
IDS Tower 10                           Manager
Minneapolis, MN  55440

Michael R. Woodward                    Senior Vice President-Field         None
32 Ellicott St                         Management
Suite 100
Batavia, NY  14020

Rande L. Zellers                       Group Vice President-Gulf States    None
1 Galleria Blvd., Suite 1900
Metairie, LA  70001


Item 27 (c).        Not Applicable

Item 28.            Location of Accounts and Records

                    American Express Financial Corporation
                    IDS Tower 10
                    Minneapolis, MN  55440

Item 29.            Management Services

                    Not Applicable.

Item 30.            Undertakings

                    Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, AXP Tax-Exempt Series, Inc. certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis and the State of Minnesota on the 13th day of June, 2000.


AXP TAX-EXEMPT SERIES, INC.
       AXP Intermediate Tax-Exempt Fund
       AXP Tax-Exempt Bond Fund


By /s/   Arne H. Carlson**
         Arne H. Carlson, Chief Executive Officer



By   /s/ John M. Knight
         John M. Knight, Treasurer


Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on the 13th day of June, 2000.

Signature                                            Capacity

                                                     Director
     Peter J. Anderson

/s/  H. Brewster Atwater, Jr.*                       Director
     H. Brewster Atwater, Jr.

/s/  Arne H. Carlson*                                Chairman of the Board
     Arne H. Carlson

/s/  Lynne V. Cheney*                                Director
     Lynne V. Cheney

/s/  David R. Hubers*                                Director
     David R. Hubers

/s/  Heinz F. Hutter*                                Director
     Heinz F. Hutter

/s/  Anne P. Jones*                                  Director
     Anne P. Jones

/s/  William R. Pearce*                              Director
     William R. Pearce

Signature                                            Capacity

/s/  Alan K. Simpson*                                Director
     Alan K. Simpson

/s/  John R. Thomas*                                 Director
     John R. Thomas

/s/  C. Angus Wurtele*                               Director
     C. Angus Wurtele


*Signed pursuant to Directors' Power of Attorney dated January 13, 2000, filed electronically as Exhibit (p)(1) to Registrant's Post-Effective Amendment No. 46, by:



/s/ Leslie L. Ogg
Leslie L. Ogg

**Signed pursuant to Officers' Power of Attorney, dated January 13, 2000, filed electronically as Exhibit (p)(2) to Registrant's Post-Effective Amendment No. 46, by:



/s/ Leslie L. Ogg
Leslie L. Ogg

CONTENTS OF THIS
POST-EFFECTIVE AMENDMENT NO. 47
TO REGISTRATION STATEMENT NO. 2-57328


This post-effective amendment comprises the following papers and documents:

The facing sheet.

Part A.

     The prospectus for AXP Intermediate Tax-Exempt Fund
     The prospectus for AXP Tax-Exempt Bond Fund

Part B.

     Statement of Additional Information for AXP Intermediate Tax-Exempt Fund Statement of Additional Information for AXP Tax-Exempt Bond Fund Financial Statements for AXP Intermediate Tax-Exempt Fund
     Financial Statements for AXP Tax-Exempt Bond Fund

Part C.

     Other information.
     Exhibits.

The signatures.